As filed with the Securities and Exchange Commission on May 5, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
c/o Neuberger Berman Management LLC
Neuberger Berman Equity Funds
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2011

Date of reporting period: February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Shareholders.

Neuberger Berman
Equity Funds

Investor Class Shares Trust Class Shares Advisor Class Shares Institutional Class Shares	Class A Shares Class C Shares Class R3 Shares

Emerging Markets Equity Fund Equity Income Fund Focus Fund Genesis Fund Guardian Fund International Fund International Institutional Fund International Large Cap Fund Intrinsic Value Fund	Large Cap Disciplined Growth Fund Mid Cap Growth Fund Multi-Cap Opportunities Fund Partners Fund Real Estate Fund Regency Fund Select Equities Fund Small Cap Growth Fund Socially Responsive Fund

Semi-Annual Report

February 28, 2011

Contents
THE FUNDS
President's Letter	1

PORTFOLIO COMMENTARY (UNAUDITED)
Emerging Markets Equity Fund	2
Equity Income Fund	5
Focus Fund	8
Genesis Fund	11
Guardian Fund	14
International Fund	17
International Institutional Fund	20
International Large Cap Fund	23
Intrinsic Value Fund	26
Large Cap Disciplined Growth Fund	29
Mid Cap Growth Fund	32
Multi-Cap Opportunities Fund	35
Partners Fund	38
Real Estate Fund	41
Regency Fund	44
Select Equities Fund	47
Small Cap Growth Fund	50
Socially Responsive Fund	53

FUND EXPENSE INFORMATION	62

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
Emerging Markets Equity Fund	66
Equity Income Fund	69
Focus Fund	71
Genesis Fund	72
Guardian Fund	75
International Fund	76
International Institutional Fund	79
International Large Cap Fund	82

Intrinsic Value Fund	85
Large Cap Disciplined Growth Fund	87
Mid Cap Growth Fund	89
Multi-Cap Opportunities Fund	91
Partners Fund	92
Real Estate Fund	94
Regency Fund	95
Select Equities Fund	97
Small Cap Growth Fund	98
Socially Responsive Fund	100

FINANCIAL STATEMENTS
108
FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA
Emerging Markets Equity Fund	160
Equity Income Fund	160
Focus Fund	162
Genesis Fund	164
Guardian Fund	166
International Fund	168
International Institutional Fund	170
International Large Cap Fund	170
Intrinsic Value Fund	172
Large Cap Disciplined Growth Fund	172
Mid Cap Growth Fund	174
Multi-Cap Opportunities Fund	178
Partners Fund	178
Real Estate Fund	182
Regency Fund	184
Select Equities Fund	186
Small Cap Growth Fund	186
Socially Responsive Fund	190

Directory	199

Proxy Voting Policies and Procedures	200

Quarterly Portfolio Schedule	200

Board Consideration of the Management and Sub-Advisory Agreements	201

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

Equity markets advanced sharply over the six months ended February 28, 2011 as developed nations generally appeared to be moving from an economic recovery phase post the 2008 financial crisis into a period of slow but steady expansion.

The S&P 500 Index reported exceptional results for the period—up by 27.73%—followed by a resurgent MSCI EAFE® Index, which gained 23.89%. The MSCI Emerging Markets Index slowed somewhat and returned 15.03% for the period, held back by concerns regarding inflation (and the potential impact of policies aimed at containing it), rising currency values and unrest in the Middle East and Northern Africa.

During the past six months, the rally in the equity markets was aided by the Federal Reserve's second quantitative easing program, or QE2. The program—a purchase of $600 billion in Treasuries designed to add liquidity to the system and keep interest rates low—buoyed confidence. In Europe and the U.S., strong corporate earnings surprised on the upside coming off a summer in which fears about sovereign debt and a double-dip recession had been ongoing concerns.

In general, economic data improved steadily during the reporting period, and cyclical shares outperformed. Gross domestic product growth estimates for 2011 were revised up from under 2.5% to 3.0% or higher. Measures including capacity utilization, production, new orders and inventories all improved, as did consumer spending, borrowing, confidence and the unemployment rate—which, however, still remains high. Housing was the only major economic sector that remained weak, with existing home prices declining as the market worked through inventory.

Fall elections further bolstered business confidence, both on perceptions of a more business-friendly climate in Washington and on clarity being provided on tax policy. Renewed confidence drove capital spending and, ideally, will also help drive hiring. Continued corporate and consumer spending are likely needed if this positive cycle is to carry on.

While markets improved this period, earnings also did as well. As a result, our equity portfolio managers generally believe that equity valuations remain attractive. On average, companies within the S&P 500 posted year-over-year earnings growth of over 30% during the fourth quarter of calendar year 2010—the seventh calendar quarter over the last two years with an increase in reported quarterly earnings for the index. Furthermore, almost 70% of companies beat their fourth quarter earnings estimates. With lean operations and strong earnings, many corporations also hold significant cash reserves. As business confidence improves, we believe cash could be deployed in a number of beneficial ways—from mergers-and-acquisitions activity to increased dividends and share repurchase programs to reinvestment for growth. Finally, since much investor cash has remained on the sidelines, improved confidence in the markets and the economy could also benefit equities.

While there are reasons for optimism, there are also factors that pose risks to the economy and the markets. Concerns include the rise in basic commodity prices and oil price inflation, which could impact both businesses and consumers. As QE2 is scheduled to end in June, much of the post-2008 stimulus effect will be removed from the economy. Serious efforts to address fiscal issues in Europe, where problems are ongoing, and in the U.S., at the federal, state and municipal levels are also imperative. Political instability and conflict in the Middle East (including allied military intervention after the reporting period) is a serious issue and could lead to further oil price volatility. At this point, it is also difficult to estimate the longer-term economic impact on Japan or the world of the devastating earthquake and tsunami (also after the reporting period).

In recent months, we have seen the correlations between stocks decline, essentially for the first time since the financial crisis. A more normalized market, where the prospects of individual companies are rewarded or punished based on their individual merits, plays to our strengths as hands-on active managers. In a differentiated market, deep fundamental analysis and independent research can reveal outstanding opportunities and add real value for investors.

Thank you for your confidence in Neuberger Berman. We look forward to continuing to serve your investment needs.

Sincerely,
Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a 12.21% total return for the six months ended February 28, 2011 but lagged its benchmark, the MSCI Emerging Markets (EM) Index, which provided a 15.03% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets turned in double-digit positive returns over the past six months, but were surpassed by both international developed markets as measured by the MSCI EAFE® Index, and the U.S. market as represented by the S&P 500 Index. Although emerging markets cooled somewhat after a strong run, results for all sectors within the EM index remained positive. Energy stocks performed best as oil prices climbed, followed by Information Technology and Materials. Weaker sectors included Utilities, Health Care and Telecommunication Services.

By country, the EM index was mixed, with some areas declining on worries about inflation and the various growth-limiting policies aimed at controlling it, while other regions benefited from rising prices in commodities and natural resources. Political unrest and its potential impact were another concern during the period, generally raising risk perceptions generally and focusing attention on the impact of rising oil prices. Within the index, securities based in Russia, Mexico and Poland saw the best results this period, while those of Egypt, Turkey and Colombia lagged.

Favorable stock selection within Financials made the largest positive contribution to the portfolio's performance this period. Stock selection within Consumer Staples and Consumer Discretionary sectors was also additive. One reason for our underperformance relative to the benchmark was a rotation out of many of the mid-cap names that had performed well in calendar year 2010 into large cap stocks, which had been lagging. Materials and Information Technology holdings also disappointed on a relative basis, as did an overweight in the weak Health Care sector. By country, investments in Indonesia, China and the U.K. were the most beneficial versus the index, while those in India, Taiwan and Mexico detracted.

Among individual holdings, Global Mediacom, an Indonesian media company, was a top contributor this period, appreciating as analyst reports highlighted the company's dominant market position and attractive valuations. Vale, the leading Brazilian iron ore company, rebounded as worries about Chinese growth and steel demand eased. Samsung Electronics, the Korean semiconductor and electronics manufacturer, has pushed computer memory prices down to a level that is uneconomic for competitors. Samsung is also benefitting from its higher margin tablet PC products and its recently launched Galaxy smart phone. Auto parts maker Hyundai Mobis benefited from the strength of Kia and Hyundai.

Disappointments included DEN Networks, an Indian cable company that was weak on concerns about its capital needs for funding acquisitions. Higher input prices and a strengthening Ringgit (the Malaysian currency) hurt Top Glove, a latex glove manufacturer. We continue to own both companies. Centamin Egypt declined primarily on political unrest. However, as the interim Egyptian government has indicated it will honor contracts, we remain comfortable with our relatively small position. Brazilian truck parts manufacturer Randon declined on concerns about demand given slowing growth and higher interest rates. Although we expect a slowdown, we believe forecasts are too low and ignore infrastructure investment needs for the World Cup and Olympics. Brazil's adoption of tighter emissions standards in 2012 should also spur demand.

As emerging markets underperformed relative to developed markets this period, we continue to consider most markets to be reasonably valued, especially considering their growth rates, which we anticipate to be 3% to 6% above developed markets. Within emerging markets, we continue to see secular growth opportunity in the domestic sectors, which should also have less earnings volatility in an uncertain global backdrop, in our opinion.

From a sector perspective, despite its underperformance this period, we believe Health Care, our largest overweight, offers good consumer exposure with high returns and good cash flow generation at reasonable multiples. We are also constructive on Industrials due to large infrastructure bottlenecks, capacity constraints and rising labor input costs. This is a theme across many countries, including Brazil, India, China and the Philippines. We are underweighted in Financials, where valuations seem expensive, and are underweighted in Consumer Staples, where many stocks are pricing in much of the upside.

At a country level, the potential impact of the severe earthquake and tsunami in Japan, which occurred after the reporting period, has added to uncertainty in global markets. Political instability in the Middle East and Northern Africa is another concern. We have limited direct exposure, but remain vigilant about the potential for instability to spread and about effects on oil prices and inflation. We see growth and value in Turkey and the Philippines and believe India and Brazil still offer interesting mid-cap opportunities. In export- and technology-driven South Korea and Taiwan, we are more cautious but see select opportunities. China is a contrarian market where we see select opportunities in the domestic space, even considering government measures to limit growth.

We believe the risk to emerging markets lies in rising inflation, evident in food, raw materials, labor, asset prices and now fuel. We anticipate a continued tightening monetary policy cycle as countries try to stem the rise in their currencies. We believe that our strict bottom-up fundamental analysis within a macro perspective will help us continue to capture the opportunity these markets represent.

Sincerely,

Conrad Saldanha
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Emerging Markets Equity Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

Emerging Markets Equity Fund

TICKER SYMBOLS
Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	9.9%
Consumer Staples	4.1
Energy	11.9
Financials	16.5
Health Care	7.2
Industrials	9.4
Information Technology	14.8
Materials	12.8
Telecommunication Services	6.8
Utilities	1.3
Short-Term	5.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	Life of Fund
At NAV
Institutional Class	10/08/2008	12.21%	18.43%	31.53%
Class A	10/08/2008	11.94%	18.08%	31.25%
Class C	10/08/2008	11.62%	17.25%	30.25%
Class R313	06/21/2010	11.80%	17.88%	31.28%
With Sales Charge
Class A		5.51%	11.30%	28.04%
Class C		10.62%	16.25%	30.25%
Index
MSCI Emerging Markets Index2,19		15.03%	21.23%	27.19%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 6.65%, 6.72%, 7.06% and 2.76% for Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 1.27%, 1.52%, 2.27% and 1.92% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated a 17.27% total return for the six months ended February 28, 2011. Due to the dramatic upswing in the equity markets during the period, the Fund underperformed its benchmark, the S&P 500 Index, which generated a 27.73% return. (Performance for all share classes is provided in the table immediately following this letter.)

Although parts of the reporting period were volatile, equity markets advanced sharply over the past six months on improving economic data trends, increased investor optimism, healthy earnings and positive business conditions. Economically leveraged and cyclical areas of the market led the rally as investors sought exposure to the economy's move from slow recovery toward expansion.

During this strong equity market period, the Fund performed as we would have expected. It provided equity-like returns with low volatility, far exceeding the returns of the bond market. However, with components that are more conservative and more dividend yield focused than the S&P 500 Index, the Fund lagged the benchmark. We believe the Fund's composition offers advantages under various market conditions, but temporary underperformance is typical during roaring bull markets.

Four key elements comprise this portfolio—Real Estate Investment Trusts (REITs), Utilities, "other" dividend-paying global stocks and Convertible Bonds. Generally speaking, over the past six months, our "other" stock holdings and REIT investments—our two more aggressive categories—were most beneficial, while holdings in Convertible Bonds, Utilities and cash equivalent securities, averaging approximately 8% of portfolio assets of portfolio assets during the period, were detrimental on a relative basis.

The majority of the portfolio (approximately 43% on average) was invested in the "other" dividend-paying global equities category this period, as we saw economic conditions improving. An above-index exposure to Energy stocks was beneficial, with oil prices rising from about $72 to as high as $97 per barrel over the period (and higher after the period's conclusion). In general, large cap U.S. energy names outperformed international holdings, but three of our Canadian names, ARC Resources, Cenovus Energy and Crescent Point Energy, all highly levered to the price of oil, were strong contributors. Bonavista, Total and Spectra Energy were also among our top contributors in Energy, while General Maritime, a seaborne energy transportation services company disappointed and was sold.

REITs, with an average yield of 3 to 5%, were another positive contributor to performance. Averaging 15% of the portfolio during the period, our REIT exposure is domestic and international, and includes traditional and non-traditional exposure, as we seek what we consider the better opportunities within real estate markets. In this reporting period, timber REITs including Weyerhauser and Rayonier outperformed on increased demand for lumber from China. AMB Property and Duke Realty were also strong. AMB owns warehousing property centered around airports and seaports worldwide, and Duke Realty is a large U.S. commercial property group with industrial properties in the Midwest and Southeast. Our REIT holdings returned nearly 27%, close to the S&P 500 Index return.

Averaging 18% of the portfolio during the period, Convertible Bonds are one of our most conservative investments. While they provided good current income to the portfolio during the period (in the 3 to 4% range), and while they tend to participate somewhat in equity market appreciation, they typically do not keep up with stock movements when the market is exceptionally strong. As such, our holdings prevented the portfolio from keeping up with the strong equity market. Some of the bonds that were convertible into shares of gold mining stocks did quite well and were sold during the period. We also earned incremental cash from the premiums generated by writing options.

Utilities, with a current yield of between 3 and 5%, are another important source of income for the Fund. While they also offer appreciation potential, and in fact appreciated nicely this period, Utilities are fairly conservative and as their businesses tend to be highly regulated, they tend to lag in an aggressive bull market. At approximately 15% of the portfolio, our Utilities performed as we would have expected, but the overweight relative to the benchmark was a drag on relative performance.

Just over 30% of the portfolio is invested internationally, with approximately 10% of the portfolio in Canada, and 20% invested outside North America, including large European multinationals, as well as some indirect exposure to South America and some exposure to Asia. The U.S., as represented by the S&P 500 Index, slightly outperformed developed international markets (the MSCI EAFE® Index) this period, with investor expectations for improving conditions driving both regions. Emerging markets (the MSCI Emerging Markets Index) on the other hand, underperformed, due to worries surrounding tension in the Middle East, rising oil prices and the effect of inflation on emerging market growth.

Looking ahead, we continue to believe that "slow and steady wins the race." We remain bullish on continued U.S and global growth and continue to find attractively priced companies with strong balance sheets and free cash flow growth that are poised to grow their dividends over time. Events in the Middle East, however, require some caution. To the extent they continue to influence commodities and oil prices, this could have a cooling effect on business and market momentum. In our view, should current economic growth decelerate somewhat, the defensive characteristics and yield of the portfolio may help to limit the impact on the Fund of any renewed volatility.

Sincerely,

Richard S. Levine, Tony Gleason and Sandy Pomeroy
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in a wide array of stocks are set forth in the prospectus and statement of additional information.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Equity Income Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Equity Income Fund

TICKER SYMBOLS
Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	1.3%
Consumer Staples	6.0
Energy	15.8
Financials	24.7
Health Care	3.5
Industrials	5.6
Information Technology	1.7
Materials	3.0
Telecommunication Services	3.5
Utilities	15.7
Other	12.6
Short-Term	6.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	Life of Fund
At NAV
Institutional Class	06/09/2008	17.27%	24.13%	7.30%
Class A17	06/09/2008	17.04%	23.70%	7.02%
Class C17	06/09/2008	16.65%	22.82%	6.56%
Class R317	06/21/2010	16.85%	23.50%	7.17%
With Sales Charge
Class A17		10.30%	16.64%	5.56%
Class C17		15.65%	21.82%	6.56%
Index
S&P 500 Index2,19		27.73%	22.57%	1.48%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data of Class R3 also includes the performance of Institutional Class from June 9, 2008 through June 21, 2010. See footnote 17 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.02%, 1.37%, 2.13% and 1.44% for Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.81%, 1.17%, 1.92% and 1.42% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a 30.88% total return for the six months ended February 28, 2011, outperforming its benchmark, the S&P 500 Index, which provided a 27.73% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The market had a strong run over the past six months, with cyclical areas continuing to lead as signs of economic recovery appeared to encourage investors. Within the index, outperforming sectors included Industrials, Materials, Consumer Discretionary and Information Technology. Energy was the standout performer for the period, however, with oil prices rising to more than $100 per barrel on both strong demand and heightened unrest in the Middle East. Although all index sectors posted positive results during the reporting period, Utilities, Consumer Staples, Telecommunication Services and Health Care—traditionally defensive areas—underperformed.

The Fund benefited from the market's strength, outperforming on strong stock selection in most sectors. Holdings within Energy, Financials and Consumer Staples had the most positive effect on the Fund's relative performance. While the portfolio as a whole outperformed the index, holdings within Information Technology were a relative disappointment. Materials stocks also detracted slightly.

Both an overweight compared with the benchmark and strong stock selection contributed to Fund outperformance in the Energy sector. Four of the Fund's top contributors to total return came from the sector, including Denbury Resources, Occidental Petroleum, Range Resources and Schlumberger. Denbury Resources, an enhanced oil recovery play, is a company we like on a long-term basis. The stock benefited significantly this period as oil prices rose. Occidental Petroleum, another enhanced oil recovery story, performed well on multiple fronts. The company is a low cost producer that had a big discovery in California.

Range Resources, a low-cost natural gas producer with assets in some of the best shale regions, also appreciated dramatically this period. The market's concern over the impact of low natural gas prices hurt the stock's performance early in mid-2010, but Range's strong production volume growth has positively surprised the market and our patience has paid off. We later sold our position, given our view that the stock price began to reflect more fully the value of the underlying assets, in favor of other opportunities within Energy. For example, we increased our allocation to oilfield services firm Schlumberger, another top performer, believing that on a long-term and global basis, offshore exploration is going to continue. Schlumberger is a leader in this space and we saw enough value in the stock to increase the position.

Within Consumer Staples, we saw good performance on a relative basis from stock selection. Our underweight also helped, given that Consumer Staples was one of the weakest sectors in the market. We believe that negative sentiment surrounding the sector is increasing due to fear of pressures caused by rising costs that cannot be passed along to consumers.

For the reporting period, Information Technology was the largest detractor from performance relative to the benchmark, as our holdings were not up as much as market counterparts. Software and game manufacturer Activision Blizzard was a particular disappointment. The company has large cash holdings on its balance sheet and, in our opinion, good cash generation potential going forward, so we see considerable value in the stock. We continue to hold Activision, although we are monitoring our position closely given its recent relative underperformance.

From a broader market perspective, we believe large-cap U.S. stocks are the most attractively valued asset class in the current marketplace, especially compared with bonds on a yield basis. Historically, equities have generally been among the best hedges against the possibility of rising inflation after an extended period of low interest rates. While political activity in the Middle East, the threat of inflation and tightening of monetary policies in China and other countries remind us that the world can be a volatile place for investors, we think current valuations have discounted these risks. We believe, even considering recent uncertainty, that the market is attractive at current valuations. While our focus is currently on domestic companies, our holdings in large-cap multinationals also provide some exposure to the larger world.

Neuberger Berman Focus Fund consists of an analyst-driven, concentrated "best ideas" portfolio, and as such, we are comfortable with the quality of the companies it holds. While allocation decisions were additive over the past six months, it was stock selection that accounted for most of our outperformance. Given what we consider to be a somewhat uncertain market environment, we have moved the Fund sector exposure closer to neutral relative to the benchmark, focusing instead on the prospects of the individual stocks that represent the best thinking of our research department.

Sincerely,

Gregory Francfort and David Levine
Portfolio Co-Managers

Because the Fund is concentrated in a small number of stocks, it may be substantially overweighted or underweighted in certain economic sectors at any given time. Therefore its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic sectors it emphasizes do not perform as expected. The risks associated with these investments are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

Focus Fund

TICKER SYMBOLS
Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	12.5%
Consumer Staples	6.1
Energy	13.8
Financials	16.1
Health Care	13.8
Industrials	9.9
Information Technology	19.3
Materials	3.7
Utilities	3.1
Short-Term	1.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,9
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	30.88%	19.16%	0.59%	1.44%	10.40%
Trust Class5	08/30/1993	30.76%	18.99%	0.37%	1.24%	10.41%
Advisor Class5	09/03/1996	30.65%	18.75%	0.15%	1.01%	10.36%
Institutional Class22	06/21/2010	31.04%	19.39%	0.63%	1.46%	10.41%
Class A25	06/21/2010	30.83%	19.12%	0.58%	1.43%	10.40%
Class C25	06/21/2010	30.38%	18.50%	0.47%	1.38%	10.39%
With Sales Charge
Class A25		23.26%	12.27%	–0.60%	0.84%	10.29%
Class C25		29.38%	17.50%	0.47%	1.38%	10.39%
Index
S&P 500 Index2,19		27.73%	22.57%	2.87%	2.62%	9.92%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.98%, 1.19%, 1.43%, 0.80%, 1.16% and 1.91% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.75%, 1.11% and 1.86% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Advisor Class shares and August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class posted a 33.02% total return for the six months ended February 28, 2011, but lagged its benchmark, the Russell 2000® Index, which provided a 37.55% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Consistent with what we've seen in the past, the Fund lagged its benchmark during a period that was generally characterized by robust investor risk appetite. Against this backdrop, more volatile/high beta stocks (whose performance is closely tied to overall market results) tended to generate superior returns. In contrast, the higher-visibility, less volatile business models we favor tend to lag in periods of rapid economic recovery, such as the "snap-back" we just experienced.

A combination of an underweighting in IT relative to the benchmark and the above-mentioned bias towards lower volatility/lower beta stocks contributed to the Fund's underperformance. Our emphasis on visibility and consistency in contrast to the typically rapid product obsolescence that often characterizes Information Technology tends to leave the Fund chronically underweight this sector. Having roughly a 5% average cash and cash equivalents position was also a headwind for the Fund, given the benchmark's sharp ascent and the low returns available from cash.

In terms of individual holdings, ICON and SurModics, two names in the Health Care sector, were the Fund's largest detractors from results. ICON provides outsourced development services to the pharmaceutical and biotechnology industries. The company's stock performed poorly as pharmaceutical manufacturers pruned development pipelines in response to uncertainties generated by health care reform. Its long-term prospects remain bright, in our opinion, as ICON's low-cost operating model is part of the solution to ever-increasing health care costs. SurModics specializes in coatings for medical devices. A combination of an over-dependence on a single product and disappointing new product development efforts resulted in reduced revenues and earnings. The stock was eliminated from the portfolio.

Two other meaningful detractors from performance were for-profit education companies Strayer Education and Capella Education. Both Consumer Discretionary stocks suffered from concerns that growth rates would slow in response to regulatory changes proposed by the Department of Education (DOE). While substantial uncertainly remains concerning the DOE's final determinations, we believe these companies offer an attractive risk/return profile given what we consider their high quality financial metrics, product offerings and discounted valuations.

One of our long-term investment themes has been the Energy sector, where the Fund has a significant overweight. This positioning was rewarded, as the market sector handily outperformed the benchmark during the reporting period. Within the Fund, Concho Resources, CARBO Ceramics and Oceaneering International posted outstanding results. All three companies benefited from rising oil prices and/or increased drilling activity. Strong demand for oil continues driven by robust demand from emerging market countries such as China and India.

While we experienced disappointing results from several of our Health Care holdings, a notable exception was long-term Fund holding Dionex. The company manufactures liquid chromatography systems that are used to analyze the composition and quality of substances for biopharmaceutical, environmental and industrial customers. Dionex is representative of the type of company we favor for the Fund. It possesses proprietary technology and a high degree of recurring revenue, yielding consistent growth, strong profitability and a pristine balance sheet. During the reporting period, Dionex agreed to be acquired by Thermo Fisher Scientific at a significant premium.

While the U.S. economy continues to expand, we believe a number of factors could result in below average gross domestic product (GDP) growth in the coming years. These include ongoing deleveraging by consumers, continued high unemployment and ongoing strains in the housing market. Collectively, this could temper consumer spending, which accounts for roughly 70% of GDP. We believe another important factor will be the unwinding of highly accommodative fiscal and monetary policy in the U.S. We're also facing a number of uncertainties that could impact the global economy, such as the fallout from the geopolitical events unfolding in the Middle East and Northern Africa, as well as the impact from the devastating earthquake in Japan that occurred after the reporting period. Against this backdrop, we believe our long-term, disciplined approach to investing in the small-cap market makes sense. In particular, we feel our emphasis on maintaining a diversified portfolio of high quality companies with proven track records of generating strong results in various economic and market environments will serve our shareholders well going forward.

Sincerely,

Judith M. Vale and Robert D'Alelio
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Genesis Fund

TICKER SYMBOLS
Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	6.1%
Consumer Staples	6.2
Energy	16.7
Financials	8.9
Health Care	15.5
Industrials	18.7
Information Technology	10.7
Materials	10.9
Utilities	2.8
Short-Term	3.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	33.02%	28.12%	6.75%	10.79%	12.83%
Trust Class5	08/26/1993	32.96%	28.03%	6.71%	10.74%	12.83%
Advisor Class5	04/02/1997	32.77%	27.72%	6.43%	10.45%	12.63%
Institutional Class7	07/01/1999	33.10%	28.39%	6.99%	11.03%	12.97%
Russell 2000® Index2,19		37.55%	32.60%	3.80%	7.06%	9.57%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.06%, 1.12%, 1.38% and 0.87% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratio net of waivers and reimbursements was 0.85% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Institutional Class and Advisor Class shares and through August 31, 2014 for Trust Class shares.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class generated a 32.66% total return for the six months ended February 28, 2011, outperforming its benchmark, the S&P 500 Index, which provided a 27.73% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The economy appeared to be steadying in early calendar year 2010, but concern in late spring over contagion from the Greek sovereign debt crisis intensified and, as a result, financial markets corrected sharply. Consumer sentiment and industrial production contracted meaningfully into early summer, and global economic factors threatened a potential double-dip recession. As this reporting period began, sentiment remained fairly negative.

Several events changed sentiment dramatically beginning in late August, allowing for the positive momentum we have seen in the equity markets. First was the late August announcement by Federal Reserve Chairman Bernanke of a second round of quantitative easing. This had a material impact on the financial markets, which found a floor shortly thereafter. Second was the U.S. election, which removed the weight of policy uncertainty, which we believe was hurting the markets. For example, we now have two years of visibility on corporate and individual taxes. In the process of providing clarity on taxes, a compromise was reached that included a massive fiscal stimulus. This began to positively impact the economy on January 1, 2011 with changes to payroll deductions.

Combining these factors with easy monetary policy, the economy appeared to accelerate in earnest in early calendar year 2011 and financial markets found reason to rally. Corporate earnings in the third and fourth quarters of calendar year 2010 were strong almost across the board, yet we think equities continue to remain attractively valued despite recent strong performance.

Two of our top contributors this period were semiconductor companies Altera and Texas Instruments (TI). Semiconductor stocks had underperformed through August against worries about excess inventory within a potentially slowing economy. Disagreeing with this thesis, we had added to positions at historic lows. Both Altera and TI have gained market share on a secular basis and both businesses performed very well in the second half of calendar year 2010, helping their stocks deliver outsized performance. We added to TI substantially in September 2010, and, while we trimmed Altera somewhat on valuation late in 2010, it remains a meaningful holding.

Schlumberger was another top contributor, benefiting from the close of the Smith International acquisition. Merger arbitrage had caused the stock to underperform into the fall at a time when the oilfield services sector was quite strong. The stock performed well as the arbitrage pressure lifted and it participated in the late year strength of the Energy sector, which was up on perceived improvements in the economic backdrop.

Although the portfolio outperformed, two relatively new holdings were detrimental to returns. Hospira, which we began buying in late 2010, is one of the largest global players in the specialty injectable, generic and drug delivery industry. The share price has been down due to execution issues, which created our entry point. In our view, the company is well positioned and we believe it will continue to gain market share driven by its customer value proposition—reducing costs and improving patient outcomes.

We started buying retailer Target in calendar year 2011, having avoided the retail sector for some time. The stock underperformed during the rally and we believe it is inexpensive on an absolute and relative basis. We believe two initiatives should accelerate same-store sales growth. First, the chain is introducing grocery sections throughout its stores, which we believe should drive consumer traffic. Second is the REDCard, Target's proprietary credit card that offers a 5% discount in stores, which we think should drive higher average sales per visit. As it is early in both initiatives, and for reasons including disruption from remodeling, same-store sales have disappointed thus far. If the initiatives succeed or the economy improves, we could see the valuation multiple expand as earnings growth accelerates. If neither event materializes, the valuation entry point, in our opinion, should limit downside.

Looking ahead, we recognize that new uncertainty has arisen. Specifically, commodity price inflation has accelerated and political challenges in the Middle East and Northern Africa are having an impact on the oil markets. With many emerging economies now tightening their monetary and fiscal policies to combat wholesale cost inflation, other things equal, we believe the near-term reacceleration we've seen in the economy is likely to downshift somewhat during the second half of 2011. Fundamental overhangs continue to exist as well—the U.S. needs to address its long-term fiscal situation, just as Europe needs a comprehensive solution to its debt issues.

We feel very good about the current portfolio, which we continue to keep positioned for a slower growth economy, focusing on businesses that we think can grow at a premium to peers and the broader economy. Our returns this period have been supported by favorable stock selection. In the relatively uncertain post-crisis environment, the equity market has increasingly rewarded well-positioned businesses and has become less sector driven. While equity returns have been favorable this period, the performance of our businesses was the key driver of our differentiated results. We believe a discriminating market plays to our strengths and continues to give us reason for optimism going forward.

Sincerely,

Arthur Moretti
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Guardian Fund

TICKER SYMBOLS
Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	8.1%
Consumer Staples	10.1
Energy	14.6
Financials	14.4
Health Care	14.0
Industrials	13.8
Information Technology	21.1
Materials	1.8
Short-Term	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,15
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	32.66%	28.06%	4.26%	4.50%	11.18%
Trust Class5	08/03/1993	32.53%	27.89%	4.08%	4.34%	11.15%
Advisor Class5	09/03/1996	32.20%	27.27%	3.65%	3.94%	11.03%
Institutional Class22	05/27/2009	32.73%	28.24%	4.33%	4.54%	11.19%
Class A21	05/27/2009	32.55%	27.90%	4.20%	4.47%	11.18%
Class C21	05/27/2009	32.03%	26.96%	3.94%	4.34%	11.15%
Class R321	05/27/2009	32.38%	27.55%	4.12%	4.43%	11.17%
With Sales Charge
Class A21		24.94%	20.57%	2.97%	3.86%	11.07%
Class C21		31.03%	25.96%	3.94%	4.34%	11.15%
Index
S&P 500 Index2,19		27.73%	22.57%	2.87%	2.62%	11.00%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.95%, 1.12%, 2.59%, 0.81%, 1.23%, 2.47% and 3.13% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 1.50%, 0.75%, 1.11%, 1.86% and 1.36% for Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Advisor Class shares and through August 31, 2014 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Fund Commentary

Neuberger Berman International Fund Investor Class generated a 22.90% total return for the six months ended February 28, 2011, closing the period behind the MSCI EAFE® Index, which provided a 23.89% return. (Performance for all share classes is provided in the table immediately following this letter.)

The international equity markets were robust if somewhat volatile this reporting period. They rebounded sharply off of mid-calendar year 2010 lows as economic and company data surpassed low expectations stemming from sovereign debt issues and austerity measures on top of the seasonally slow summer months. Positive performance continued into early calendar year 2011 on continued encouraging trends, although political turmoil in the Middle East and Northern Africa added volatility.

During the past six months, the Energy and Materials sectors led index returns, with oil prices rising on demand from global growth and more recently on turbulence in the Middle East. Information Technology stocks also outperformed. Consumer Staples, Utilities and Health Care underperformed as investors appeared to prefer more exposure to cyclical improvement. From a country perspective, Norway, Germany and Austria were among the strongest markets in the index, while Greece, Israel and Singapore were among the weakest.

Within the Fund, stock selection and overweight positions relative to the benchmark within the Industrials and Information Technology sectors were beneficial on a relative basis, as was our lack of exposure to the weak Utilities sector. Holdings within Consumer Discretionary, Energy and Materials were relative detractors from performance. By country, during the period, the Fund benefited most from investments in Switzerland, Japan and Spain. Investments in Germany, India and Hong Kong underperformed for the period.

The top contributor to Fund total return this period was Silver Wheaton, a Canadian silver streaming company with performance driven by both operational successes and continued strength in silver prices. Sulzer, a Swiss manufacturer of pumps for the oil and gas industry, was also a top contributor, benefiting from the recovery in oil and gas production and exploration. We added to our position in Alcatel-Lucent, a French telecom equipment manufacturer, in the fourth quarter of calendar year 2010 on weakness in the stock price. We believed profit margins would improve as management extracted costs from the business. Our position in Alcatel-Lucent was a top performer for the period, as was Japan's Nippon Electric Glass.

While Silver Wheaton, Canada's Neo Material Technologies and Arkema, a French specialty chemical company, were among top contributors, the Fund's underperformance relative to the benchmark in Materials reflected weakness in gold mining stocks such as Centamin Egypt and Eldorado Gold. Centamin declined due to the unrest in Egypt, although the interim government has indicated it will honor contracts. We remain comfortable with our relatively small position. Eldorado Gold declined as gold prices came off their highs.

Within Energy, U.K. firms Soco International and Cairn Energy underperformed. Soco, an exploration and production company with interests in Southeast Asia and West Africa, had weak fourth quarter results. Cairn, another exploration and production company, was down due to delays with Vedanta's bid to buy a majority of its subsidiary Cairn India. Both stocks were eliminated from the portfolio.

Looking ahead, despite ongoing concerns about global economic growth, we believe the outlook for individual companies is positive. Many balance sheets have been repaired to pre-crisis levels and cash flow generation is strong as a result of restrained investment. As a result, on both profit and cash flow-based valuation measures, international markets appear attractively valued, in our opinion.

From a regional perspective, turmoil in the Middle East has added uncertainty to the markets, putting particular pressure on emerging markets and oil prices. The Fund continues to have very limited direct exposure to affected segments. Within Europe, the potential for higher interest rates could pose a near-term risk to growth. This, and concerns including austerity measures and high unemployment, suggest to us the attractiveness of a continued focus on global companies with emerging markets exposure. The Fund remains underweighted in Australia and Japan—and while we do not want to minimize the effects of the devastating earthquake and tsunami that occurred after the reporting period, we believe any direct impact on the portfolio will be limited. We have retained emerging markets exposure despite the recent run. We continue to believe most emerging markets are reasonably valued considering their expected growth rates. As for China, we believe select opportunities exist among domestically oriented companies. Tightening has put downward pressure on the market, and while some inflation-related risk is real, we think it has been overemphasized.

In terms of sectors, the Fund is overweighted in Information Technology and Industrials, given that we anticipate increased demand in both areas. One of the Fund's largest underweights is in Financials, where we continue to see a risk to profits from increasing regulation and slow demand and, in Europe, from sovereign debt issues.

Overall, we believe the most exciting opportunities are best identified through bottom-up fundamental research. From our perspective, companies offering a compelling product or service that will generate demand, increase pricing, and grow earnings and cash flows will be the likely winners in the environment we foresee.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Fund

TICKER SYMBOLS
Investor Class	NBISX
Trust Class	NBITX
Class A	NIRAX
Class C	NIRCX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	11.1%
Consumer Staples	9.0
Energy	8.3
Financials	16.4
Health Care	7.8
Industrials	16.9
Information Technology	7.4
Materials	12.9
Telecommunication Services	7.8
Short-Term	2.4
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,16
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/15/1994	22.90%	24.97%	1.27%	7.50%	7.96%
Trust Class5	06/29/1998	22.75%	24.85%	1.16%	7.62%	8.16%
Class A27	12/20/2010	22.92%	24.98%	1.27%	7.50%	7.96%
Class C27	12/20/2010	22.73%	24.79%	1.24%	7.49%	7.95%
With Sales Charge
Class A27		15.85%	17.80%	0.08%	6.87%	7.58%
Class C27		21.73%	23.79%	1.24%	7.49%	7.95%
Index
MSCI EAFE® Index2,19		23.89%	20.54%	2.91%	5.34%	5.63%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.43%, 1.53%,1.59% and 2.34% for Investor Class, Trust Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements).The expense ratios net of waivers and/or reimbursements were 1.42%, 1.53% and 2.28% for Investor Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Trust Class shares and through August 31, 2014 for Investor Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Institutional Fund Commentary

Neuberger Berman International Institutional Fund Institutional Class generated a 23.28% total return for the six months ended February 28, 2011, closing the period behind the MSCI EAFE® Index, which provided a 23.89% return.

The international equity markets were robust if somewhat volatile this reporting period. They rebounded sharply off of mid-calendar year 2010 lows as economic and company data surpassed low expectations stemming from sovereign debt issues and austerity measures on top of the seasonally slow summer months. Positive performance continued into early calendar year 2011 on continued encouraging trends, although political turmoil in the Middle East and Northern Africa added volatility.

During the past six months, the Energy and Materials sectors led index returns, with oil prices rising on demand from global growth and more recently on turbulence in the Middle East. Information Technology stocks also outperformed. Consumer Staples, Utilities and Health Care underperformed as investors appeared to prefer more exposure to cyclical improvement. From a country perspective, Norway, Germany and Austria were among the strongest markets in the index, while Greece, Israel and Singapore were among the weakest.

Within the Fund, stock selection and overweight positions relative to the benchmark within the Industrials and Information Technology sectors were beneficial on a relative basis, as was our lack of exposure to the weak Utilities sector. Holdings within Consumer Discretionary, Energy and Materials were relative detractors from performance. By country, during the period, the Fund benefited most from investments in Switzerland, Japan and Spain. Investments in Germany, India and Hong Kong underperformed for the period.

The top contributor to Fund total return this period was Silver Wheaton, a Canadian silver streaming company with performance driven by both operational successes and continued strength in silver prices. Sulzer, a Swiss manufacturer of pumps for the oil and gas industry, was also a top contributor, benefiting from the recovery in oil and gas production and exploration. We added to our position in Alcatel-Lucent, a French telecom equipment manufacturer, in the fourth quarter of calendar year 2010 on weakness in the stock price. We believed profit margins would improve as management extracted costs from the business. Our position in Alcatel-Lucent was a top performer for the period, as was Japan's Nippon Electric Glass.

While Silver Wheaton, Canada's Neo Material Technologies and Arkema, a French specialty chemical company, were among top contributors, the Fund's underperformance relative to the benchmark in Materials reflected weakness in gold mining stocks such as Centamin Egypt and Eldorado Gold. Centamin declined due to the unrest in Egypt, although the interim government has indicated it will honor contracts. We remain comfortable with our relatively small position. Eldorado Gold declined as gold prices came off their highs.

Within Energy, U.K. firms Soco International and Cairn Energy underperformed. Soco, an exploration and production company with interests in Southeast Asia and West Africa, had weak fourth quarter results. Cairn, another exploration and production company, was down due to delays with Vedanta's bid to buy a majority of its subsidiary Cairn India. Both stocks were eliminated from the portfolio.

Looking ahead, despite ongoing concerns about global economic growth, we believe the outlook for individual companies is positive. Many balance sheets have been repaired to pre-crisis levels and cash flow generation is strong as a result of restrained investment. As a result, on both profit and cash flow-based valuation measures, international markets appear attractively valued, in our opinion.

From a regional perspective, turmoil in the Middle East has added uncertainty to the markets, putting particular pressure on emerging markets and oil prices. The Fund continues to have very limited direct exposure to affected segments. Within Europe, the potential for higher interest rates could pose a near-term risk to growth. This, and concerns including austerity measures and high unemployment, suggest to us the attractiveness of a continued focus on global companies with emerging markets exposure. The Fund remains underweighted in Australia and Japan—and while we do not want to minimize the effects of the devastating earthquake and tsunami that occurred after the reporting period, we believe any direct impact on the portfolio will be limited. We have retained emerging markets exposure despite the recent run. We continue to believe most emerging markets are reasonably valued considering their expected growth rates. As for China, we believe select opportunities exist among domestically oriented companies. Tightening has put downward pressure on the market, and while some inflation-related risk is real, we think it has been overemphasized.

In terms of sectors, the Fund is overweighted in Information Technology and Industrials, given that we anticipate increased demand in both areas. One of the Fund's largest underweights is in Financials, where we continue to see a risk to profits from increasing regulation and slow demand and, in Europe, from sovereign debt issues.

Overall, we believe the most exciting opportunities are best identified through bottom-up fundamental research. From our perspective, companies offering a compelling product or service that will generate demand, increase pricing, and grow earnings and cash flows will be the likely winners in the environment we foresee.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Institutional Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Institutional Fund

TICKER SYMBOLS
Institutional Class	NBIIX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	10.8%
Consumer Staples	8.8
Energy	8.1
Financials	15.9
Health Care	7.6
Industrials	16.4
Information Technology	7.2
Materials	12.5
Telecommunication Services	7.6
Short-Term	5.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	Life of Fund
Institutional Class	06/17/2005	23.28%	25.93%	1.67%	5.38%
MSCI EAFE® Index2,19		23.89%	20.54%	2.91%	6.21%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2010 was 1.26% for Institutional Class shares (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements was 0.82% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Institutional Class shares.

International Large Cap Fund Commentary

Neuberger Berman International Large Cap Fund Trust Class generated a 21.91% total return for the six months ended February 28, 2011, but trailed its benchmark, the MSCI EAFE® Index, which provided a 23.89% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The international equity markets were robust if somewhat volatile. They rebounded sharply off of mid-calendar year 2010 lows early in this reporting period as economic and company data surpassed low expectations stemming from sovereign debt issues and austerity measures on top of the seasonally slow summer months. Positive performance continued into the first months of calendar year 2011 on continued encouraging trends, although political turmoil in the Middle East and Northern Africa added volatility.

During the six-month period, the Energy and Materials sectors led index returns, with oil prices first rising on demand due to global growth and, later, on turbulence in the Middle East. Information Technology stocks also outperformed. Consumer Staples, Utilities and Health Care lagged as investors appeared to prefer more exposure to cyclical improvement. From a country perspective, Norway, Germany and Austria were among the strongest markets in the index, while Greece, Israel and Singapore were among the weakest.

Within the Fund, stock selection and overweight positions within the Industrials and Information Technology sectors were beneficial relative to the benchmark, as was stock selection within Health Care. Our lack of exposure to the weak Utilities sector was another relative benefit. Holdings within Consumer Discretionary, Materials and Energy were relative detractors from performance. By country, the Fund benefited most from investments in Japan, the U.K. and Canada. Investments in India, Hong Kong and China underperformed for the period.

The top contributor to Fund total return this period was Silver Wheaton, a Canadian silver streaming company with performance driven by both operational successes and continued strength in silver prices. Sulzer, a Swiss manufacturer of pumps for the oil and gas industry, was also a top contributor, benefiting from the recovery in oil and gas production and exploration. We added to our holdings in Alcatel-Lucent, a French telecom equipment manufacturer, in the fourth quarter of calendar year 2010 on weakness in the stock price. We believed margins would improve as management extracted costs from the business. Our holding Alcatel-Lucent was another top performer for the six-month period, as was Japan's Nippon Electric Glass.

Disappointments included gold mining stocks Centamin Egypt and Eldorado Gold. Centamin declined due to the unrest in Egypt, although the interim government has indicated it will honor contracts. We remain comfortable with our relatively small position. Eldorado Gold declined as gold prices came off their highs. Cairn Energy also underperformed and we sold our position. The oil and gas exploration and production company appeared down due to delays in Vedanta's bid to buy a majority of its subsidiary, Cairn India. Bank of Baroda, a global bank based in India, was weak in the fourth quarter of calendar year 2010 as the Reserve Bank of India increased interest rates in response to inflationary pressures. Real estate developer China Vanke declined on the government's measures to cool the real estate market.

Looking ahead, despite ongoing concerns about global economic growth, we believe the outlook for individual companies is positive. Many balance sheets have been repaired to pre-crisis levels and cash flow generation is strong as a result of restrained investment. As a result, on both profit and cash flow-based valuation measures, international markets appear attractively valued, in our opinion.

From a regional perspective, turmoil in the Middle East has added uncertainty to the markets, putting particular pressure on emerging markets and oil prices. The Fund continues to have very limited direct exposure to affected segments. Within Europe, the potential for a rise in interest rates could pose a near-term risk to growth. This, and concerns including austerity measures and high unemployment, suggest a continued focus on global companies with emerging markets exposure. The Fund remains underweighted in Australia and Japan—and while we don't want to minimize the effects of the devastating earthquake and tsunami that occurred after the reporting period, we believe any direct impact on the portfolio will be limited. We have retained our emerging markets exposure despite the recent run. We continue to believe most emerging markets are reasonably valued considering their expected growth rates. As for China, we believe select opportunities exist among domestically oriented companies. Tightening has put downward pressure on the market, and while some inflation-related risk is real, we think it has been overemphasized.

In terms of sectors, the Fund is overweighted in Information Technology and Industrials, expecting increased demand in both areas. One of the Fund's largest underweights is in Financials, where we continue to see a risk to profits from increasing regulation and slow demand and, in Europe, from sovereign debt issues.

Overall, we believe the most exciting opportunities are best identified through bottom-up fundamental research within a quality at a reasonable price (QuaRP) framework. From our perspective, companies offering a compelling product or service that will generate demand, increase pricing, and grow earnings and cash flows will be the likely winners in the environment we foresee.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States and from investments in large-cap stocks are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Large Cap Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Large Cap Fund

TICKER SYMBOLS
Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	10.8%
Consumer Staples	7.0
Energy	9.3
Financials	16.8
Health Care	7.4
Industrials	15.1
Information Technology	8.1
Materials	12.6
Telecommunication Services	8.0
Short-Term	4.9
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	Life of Fund
At NAV
Trust Class	08/01/2006	21.91%	23.55%	2.52%
Institutional Class7	10/06/2006	22.11%	24.05%	2.87%
Class A18	12/20/2007	21.93%	23.58%	2.52%
Class C18	12/20/2007	21.49%	22.53%	1.99%
Class R318	05/27/2009	21.83%	23.33%	2.42%
With Sales Charge
Class A18		14.98%	16.44%	1.21%
Class C18		20.49%	21.53%	1.99%
Index
MSCI EAFE® Index2,19		23.89%	20.54%	2.01%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.55%, 1.14%, 1.54%, 2.31% and 3.52% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 1.27%, 0.92%, 1.32%, 2.02% and 1.53% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund Institutional Class generated a 38.98% total return for the six months ended February 28, 2011, outperforming its benchmark, the Russell 2000® Value Index, which provided a 34.31% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Encouraging economic data together with renewed merger and acquisition activity rewarded equities over the past six months. However anxiety continues, with the focus now on global inflation and the potential impact of political turmoil in the Middle East. Overall, the market has been positive, albeit with periods of volatility. Market uncertainty, as unpleasant as it may seem, has presented us with many opportunities to put our contrarian strategy to work.

The Fund, with its cyclical sensitivity and catalyst-driven potential, performed well during the period. Most of our relative outperformance came from stock selection in the Financial sector, followed by our overweight position relative to the benchmark and stock selection in Industrials. Stock selection in the Energy sector also added to performance. In the Financial sector, Sterling Bancshares and Texas Capital performed well during the period, while First American disappointed and was sold. Within Industrials, Ladish, Manitowoc and Ceradyne were among the top contributors. We sold our position in Ladish prior to the period's end. Energy outperformers included ION Geophysical, our top contributor overall, and Tetra Technologies.

In the second quarter of calendar year 2010, we began our initial foray into the beleaguered regional banking sector. Currently, a small portion of the portfolio is committed to a basket of regional banks and several financial services companies. We think the worst credit losses are behind the regional lenders, although the road to earnings recovery may be a lengthy and challenging one. Nevertheless, on a "normalized earnings basis," we believe our companies have the potential for attractive long-term appreciation.

Even with the recent additions to our Financials holdings, technology and manufacturing companies represent over half of the portfolio. As a result, the portfolio maintains its global and cyclical characteristics. An overweighting relative to the benchmark of these economically sensitive shares has historically tended to help during periods when optimism has returned and when mergers have been announced. During this reporting period, the portfolio benefitted from a flurry of mergers and acquisitions, highlighting the value that smaller companies can have to larger ones—a key tenet of our investment philosophy.

Almost 9% of the portfolio was invested in Consumer Discretionary stocks. Stock selection in this sector detracted from performance during the period. Wendy's/Arby's Group, one of our recent additions in this sector, contributed slightly to the underperformance.

Wendy's/Arby's is the third largest quick service restaurant company in the United States. With profit margins below historic levels, we view this as a cyclical holding. A new management team has been installed with the goal of increasing margins to normalized levels.

We initiated our position in women's apparel retailer Talbots after the stock declined 70% from its recent high as investors focused on disappointing near-term results and became skeptical regarding the company's longer-term earnings potential. Over the last few years, Talbots has implemented a number of financial improvements. We believe these improvements, along with renewed attention to its customer base could lead to substantial profit growth.

In our opinion, history suggests that there may be a pretty straightforward outcome for small-cap stock prices this year. If the economy falters or merely decelerates, small caps are at greater risk than larger companies. Should the recovery accelerate, odds favor continued strong performance. We seek to establish a margin of protection by virtue of valuation against adverse economic developments. In this context, we believe that the average discount of the market price of our portfolio stocks against our estimate of their intrinsic value discount of 27% (as of February 28, 2011) is attractive.* Also, we are encouraged by the steadily improving business conditions that many of our companies are reporting. The profitability of many manufacturing companies is back to peak levels, with sales nowhere near previous highs. As such, there is substantial operating and profit leverage from continued economic growth. This leads us to our view that, in the near term, the business and profit cycle supports continued appreciation in stock prices.

As we see it, no one can answer the questions surrounding the long-term economic outlook. Optimists point to improving economic indicators, robust corporate balance sheets, quantitative easing, tax cut extensions and reasonable stock price valuations, while pessimists may dwell on unemployment, the deteriorating balance sheets of sovereign nations (the U.S. included), the tattered finances of state and local governments, and rising interest rates in the emerging markets. These are all legitimate observations and poignant reminders of the challenges in the business we've chosen.

Our job, regardless of the economic environment, is to find undervalued companies with significant long-term appreciation potential. With our long-term, contrarian, "private equity" style value approach, we believe we can drive meaningful shareholder appreciation over time.

Sincerely,

Benjamin H. Nahum, James F. McAree and Amit Solomon
Portfolio Co-Managers

*  Intrinsic value reflects the group's estimate of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

The risks involved in seeking capital appreciation from investments primarily in companies with small- and mid-cap stocks are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Intrinsic Value Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Intrinsic Value Fund

TICKER SYMBOLS
Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	8.6%
Consumer Staples	1.7
Energy	7.4
Financials	7.8
Health Care	4.7
Industrials	22.0
Information Technology	35.8
Materials	6.4
Utilities	1.3
Short-Term	4.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Year	10 Year	Life of Fund
At NAV
Institutional Class24	05/10/2010	38.98%	32.17%	8.77%	10.24%	12.47%
Class A24	05/10/2010	38.66%	31.72%	8.69%	10.20%	12.44%
Class C24	05/10/2010	38.18%	30.98%	8.57%	10.14%	12.40%
With Sales Charge
Class A24		30.73%	24.14%	7.41%	9.55%	11.96%
Class C24		37.18%	29.98%	8.57%	10.14%	12.40%
Index
Russell 2000® Value Index2,19		34.31%	28.87%	2.91%	8.68%	8.53%
Russell 2000® Index2,19		37.55%	32.60%	3.80%	7.06%	6.86%

The inception date for Neuberger Berman Intrinsic Value Fund Class A, Class C and Institutional Class shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See footnote 24 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.24%, 1.60% and 2.35% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 1.00%, 1.36% and 2.11% Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund Commentary

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated a 29.31% total return for the six months ended February 28, 2011 but underperformed its benchmark, the Russell 1000® Growth Index, which provided a 31.04% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The market has been very strong in recent months. During this time, we have continued to see improvements in corporate profitability and in expectations for calendar year 2011 gross domestic product (GDP) growth. We have also seen some improvement in unemployment, and with greater clarity on tax policy and the potential impact of health care legislation, we may see more improvement on hiring decisions. Inflation continues to be a concern, however, with commodity prices climbing on improved demand, limited supply growth, and, in the case of energy, geopolitical turmoil.

From early calendar year 2008 through mid-calendar year 2010, macroeconomic factors drove the majority of market activity. Stocks of companies bouncing back from the verge of bankruptcy, very cyclical businesses, and lower market cap issues were rewarded almost indiscriminately. Recently, that trend seems to have receded. We think we've entered an environment where stock correlations are beginning to decline and where macro factors are less significant. In our view, this is a positive change for active managers who, while they consider macro events, primarily add value by identifying advantaged companies with strong fundamentals.

By index sector during this reporting period, the best returns came from Energy and Materials, primarily on higher demand; Consumer Discretionary, on growth in consumer spending; and Information Technology, on an uptick in corporate spending. Companies have been spending on technology aimed at cost savings and, at an accelerating pace, are also adopting "cloud" based network models over traditional wide area network computing, as software, data storage and technical support costs are far lower. Relatively weak areas during the reporting period included Telecommunication Services, where the cost of remaining competitive is high, and Utilities and Consumer Staples, in which higher input costs and investors' preference for less defensive sectors affected share prices.

Within the Fund, primary drivers of performance included stock selection within Consumer Discretionary and Materials. Netflix is one example, primarily due to their streaming video offering. Netflix has grown subscribership by over 40% on a year-over-year basis to 20 million. Beyond tremendous consumer appeal, streaming offers significant cost-savings benefits. Netflix successfully launched in Canada and plans to expand further later this year.

Amazon.com continues to see success in retail operations, where their competitive advantage in cost and selection continues to grow. The news this period was Amazon Web Services. Amazon has tremendous data storage and processing facilities, and the company now rents excess capacity to other businesses (including Netflix). Revenues from this venture are growing quickly and, in our opinion, could meaningfully impact the bottom line.

Priceline advanced on the imputed value of its purchase of Booking.com, the dominant travel reservations company in Europe and was later sold from the portfolio. Internet booking penetration is relatively low in Europe and the more fragmented marketplace in our opinion is well-suited to such a service.

In Materials, Allegheny Technologies, a titanium producer, performed well both as the leading supplier to the Boeing 787 and on several desalinization plant contracts. Potash, a fertilizer company, benefited as increased crop yields are required to support the global shift to a more protein-oriented diet.

Weaker areas for the portfolio included Health Care and Industrials. Illumina, the leading manufacturer of gene sequencing equipment, declined on concerns that potential cuts to the National Institutes of Health budget would negatively impact research and academia customers. We added to our position after the reporting period. Amgen was also weak. Its osteoporosis drug, Prolia, has ramped up relatively slowly and sales have declined in its Epogen franchise. Additionally, we sold Teva Pharmaceuticals. Primarily a generic drug manufacturer, Teva also manufactures the MS medication Copaxone. A generic competitor is in development, which could threaten profit margins.

In Industrials, 3M, Boeing and Rockwell Collins were positive but relatively weak. 3M has been slow in delivering expected gains, and Boeing and Rockwell were hurt by delays in delivery of Boeing's important 787, expected later this year.

Looking ahead, the Fund has moved closer to sector-neutral relative to the benchmark, based on our strong view that bottom-up stock picking will matter more in a more normalized environment. We're positive on the direction of the economy and the equity market, although we don't expect returns of the magnitude we've seen recently. There are certainly risks and unknowns to consider, including the geopolitical situation, European debt and the disruptions and then potential rebuilding in Japan due to the earthquake and tsunami that occurred after the reporting period. Still, we think China's growth will be strong enough to keep the global economy going.

In the U.S., we anticipate 3% to 3.5% GDP growth, relatively low inflation, and that the Federal Reserve's second quantitative easing program, or QE2, will end on time and with little disruption. On a company level, the question is earnings. In our view, companies have already squeezed nearly all of the profitability gains they can from the bottom line and now need to generate revenue growth, which we believe is tied to consumer activity. As two of the three consumer-related factors—the equity market and employment—have been improving and the third—housing—has been stabilizing, our outlook for revenues is optimistic.

Sincerely,

Daniel S. Rosenblatt, John J. Barker, Daniel J. Fletcher and Lawrence K. Fisher
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with large capitalizations are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Large Cap Disciplined Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS
Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	14.4%
Consumer Staples	5.6
Energy	10.7
Financials	2.0
Health Care	8.8
Industrials	14.8
Information Technology	32.5
Materials	7.9
Telecommunication Services	1.2
Short-Term	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,14
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	29.31%	20.90%	3.97%	–0.25%	–1.96%
Institutional Class20	04/06/2009	29.49%	21.45%	4.12%	–0.19%	–1.90%
Class A20	04/06/2009	29.18%	20.96%	3.94%	–0.27%	–1.98%
Class C20	04/06/2009	28.76%	19.94%	3.67%	–0.40%	–2.09%
Class R320	05/27/2009	29.06%	20.64%	3.89%	–0.29%	–2.00%
With Sales Charge
Class A20		21.69%	14.04%	2.72%	–0.86%	–2.49%
Class C20		27.76%	18.94%	3.67%	–0.40%	–2.09%
Index
Russell 1000® Growth Index2,19		31.04%	24.94%	4.62%	1.80%	–1.22%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.24%, 0.87%, 1.31%, 2.01% and 3.24% for Investor Class, Institutional Class, Class A and Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 1.11%, 0.75%, 1.11%, 1.86% and 1.36% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Investor Class and through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 32.27% total return for the six months ended February 28, 2011, but lagged its benchmark, the Russell Midcap® Growth Index, which provided a 35.62% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

In late calendar year 2010 and early 2011, we saw improving economic news, with steady positive trends in industrial production, consumer and business confidence, construction, capital spending, Gross Domestic Product and even unemployment. Housing remains one of the few stubbornly weak spots in the U.S. economy, with prices falling as the market continues to work through excess inventory.

The move from an economic recovery to an expansion phase had a big positive effect on the market this period, translating into better revenues and significantly better earnings for nearly all sectors and many of the companies in our portfolio. Along with improving economic data, the implementation of "QE2" (the Fed's second round of quantitative easing) served as a strong catalyst for the market. We believe this positive momentum should also be good for employment as the year progresses, hopefully strengthening already positive trends. One reason for caution is the spike in oil prices driven by political unrest. Higher energy costs have implications for many industries and oil adds to the inflation worries that rising prices across many basic commodities have caused for consumers over the past several months.

During the last six months, every economic/business sector made a positive contribution to the Fund's absolute performance, which is unusual. Information Technology (IT) and Industrials were the top contributors, with both sectors closely tied to the economy and beneficiaries of increased capital spending. Within IT, Trimble Navigation, a company driven by expansion in construction, agriculture, and logistics, outperformed. Trimble is managed conservatively, has seen a very strong trend in earnings, and we believe their outlook remains very positive. Another strong performer was Informatica, a complex database analysis software company.

Within Industrials, standout contributors included AMETEK and Roper, two highly diversified companies whose earnings are benefiting from strategic acquisitions. Sensata, a sensor company for the automotive industry, and Pall Corp, an electronics and technology filters company, were also significant contributors.

Another positive area for the portfolio was Energy, with a focus on on-shore oil exploration and production. Concho Resources, an exploration company, and CARBO Ceramics, a manufacturer of proppants used in shale oil and gas extraction, continued to do well and were rewarded by the market. Both companies have grown their top lines significantly, which is translating to very strong earnings.

Relative detractors included several Consumer Discretionary names, including education stocks, DeVry and Strayer. The entire for-profit education segment declined on concerns around potential government oversight and increased regulations. Both names were sold. Another detractor was O'Reilly Automotive, an auto parts business. O'Reilly had performed well as consumers maintained current vehicles over purchasing new. The market expects higher oil prices will mean fewer miles driven, thus fewer repairs. Despite this oil price driven "shock," we remain positive on the company's long-term prospects.

The Fund's largest single detractor was Equinix, a technology company that provides global network data centers. A disappointing third quarter release raised questions about their overall strategy and the robustness of their end markets. The stock was subsequently sold as fundamentals deteriorated.

Although our Health Care holdings were positive, they underperformed benchmark counterparts. Alexion Pharmaceuticals, a top performer, specializes in therapies for rare and life-threatening disorders. We remain positive as new approvals for additional indications (or uses) are expected, which could double the size of the business over the next several years. Detractors included NuVasive and Salix. Shares of NuVasive, a spinal orthopedics company, declined on top-line growth issues tied to reimbursement hurdles from insurance companies and a decline in procedures performed due to economic pressures. We subsequently sold our position. Salix Pharmaceuticals, a gastroenterology-focused company, had a successful IBS drug in clinical trials for another indication. Expectations for approval were embedded in the stock's price and shares declined when the FDA requested additional research.

Based on our expectations for 2011, we remain overweighted relative to the benchmark in IT, Industrials and Energy and underweighted in Consumer Discretionary, Consumer Staples, Financials and Materials. Our view is based on data that have continued to improve broadly and the outlook and levels of optimism expressed by many of the companies we meet with. We are also encouraged by the continued growth of the BRIC countries (Brazil, Russia, India, China), even as China takes action to slow its own growth. Our underweight in Consumer Discretionary, especially retail, is in recognition of basic commodity price increases and our views on the ability of manufacturers and retailers to pass those increases on to consumers.

With improving economic data, relatively low interest rates, clean balance sheets, good earnings, strong reinvestment and a decidedly more pro-business attitude from Washington, DC, we anticipate a positive backdrop for stocks in the months ahead. We will continue to focus on identifying companies with exceptional top-line growth, and the management teams, strategic positions, operating models, and balance sheet strength needed to continue to succeed in a competitive global economy.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Mid Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Mid Cap Growth Fund

TICKER SYMBOLS
Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	17.0%
Consumer Staples	2.6
Energy	8.1
Financials	5.0
Health Care	13.6
Industrials	18.8
Information Technology	26.2
Materials	1.3
Telecommunication Services	4.0
Short-Term	3.4
Total	100.0%

PERFORMANCE HIGHLIGHT1,3,8,11
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/19794	32.27%	32.27%	5.73%	3.57%	12.00%
Trust Class5	08/30/1993	32.11%	32.11%	5.53%	3.41%	11.91%
Advisor Class5	09/03/1996	31.96%	31.66%	5.27%	3.09%	11.73%
Institutional Class7	04/19/2007	32.44%	32.59%	6.03%	3.72%	12.05%
Class A21	05/27/2009	32.17%	32.17%	5.72%	3.57%	12.00%
Class C21	05/27/2009	31.63%	31.13%	5.43%	3.43%	11.95%
Class R321	05/27/2009	31.97%	31.77%	5.62%	3.52%	11.99%
With Sales Charge
Class A21		24.60%	24.60%	4.47%	2.95%	11.79%
Class C21		30.63%	30.13%	5.43%	3.43%	11.95%
Index
Russell Midcap® Growth Index2,19		35.62%	33.09%	5.17%	5.13%	N/A
Russell Midcap® Index2,19		32.54%	31.05%	4.86%	7.67%	13.67%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.09%, 1.15%, 1.52%, 0.85%, 1.30%, 2.66% and 3.17% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.77%, 1.13% 1.88%, and 1.38% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Advisor Class shares and through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 27.36% total return for the six months ended February 28, 2011, trailing its benchmark, the S&P 500 Index, which provided a 27.73% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Within the index, cyclical sectors generally led the market this reporting period as the economy continued to show signs of improvement. The Consumer Discretionary, Materials and Industrials sectors outperformed relative to the benchmark. Energy was by far the strongest sector as oil prices climbed sharply due to increased demand and supply uncertainty. Defensive sectors including Utilities, Consumer Staples, Health Care and Telecommunication Services closed the period in positive territory, but lagged the overall market.

Within the Fund, performance was largely a function of stock selection and the portfolio's shift into more cyclical areas. Stock selections in Utilities, Energy and Health Care were the most beneficial to performance relative to the benchmark. Investments in Information Technology and Industrials hindered relative performance. The Fund's overweights relative to the benchmark in Energy and Consumer Discretionary were positive contributors to relative performance.

During this period, we increased our exposure to some cyclical areas of the market by adding several new companies to the portfolio. We believe these new positions will position the Fund to benefit from rising interest rates, improved U.S. consumer strength, increased energy demand, companies with pricing power (should they continue to do as well) and international growth. We are finding attractive candidates across the capitalization spectrum. The Fund is overweighted in the Consumer Discretionary and Industrials sectors, while maintaining an underweight position in Financials. In our view, the Fund is also well positioned to capture global growth through investments in large multi-national companies, American depository receipts of foreign companies, and export-oriented domestic companies.

Portfolio construction is an important component of our investment process and consists of three investment categories: Classic, Opportunistic and Special Situations. Within the Classic group, we continue to find what we consider well-managed franchises that we think generate stable and growing free cash flow and that are trading at valuations we find attractive. In Opportunistic, the improving credit market and stabilizing equity market conditions have added to the supply of restructuring opportunities. While the Fund is currently overweighted in Opportunistic and Classic companies, we have been selectively trimming our Classic positions and making new purchases in the Special Situations category. Our investment approach within Special Situations is based on deep fundamental research and disciplined valuation analysis to determine the prospects of individual companies. Stock correlations have declined recently and we believe this provides an attractive environment for stock picking, which is the backbone of our process.

Although political uncertainty in the Middle East has increased market risk, we believe stocks are attractively valued. Corporate earnings remain strong, interest rates are low by historical standards and economic conditions continue to show improvement. Within the marketplace, equity fund flows turned positive during the fourth quarter of calendar year 2010 and that trend has increased over the early part of 2011. We currently have a moderate outlook on growth and a positive outlook for the equity market. We see the potential for attractive returns, albeit with volatility.

The market is increasingly demanding the efficient use of corporate capital, which in our opinion should bode well for our style of investing. We are witnessing numerous increases in dividend and share repurchase programs. More companies are pursuing organic growth initiatives and reinvesting in areas of core competency. There has also been a substantial increase in mergers and acquisitions activity. In our view, stock valuations are still attractive, both in absolute terms and relative to other asset classes, particularly given the low yields on cash and high quality fixed income investments. We continue to invest in individual companies that we believe have substantial return potential in this environment.

Our style of investing is based on rigorous fundamental research. Analysis centers on a company's business model and its ability to generate and utilize free cash flow. As we evaluate both potential new positions and current portfolio holdings, we will continue to keep a long-term investment perspective in mind. As always, our focus is to grow our investor's assets through the disciplined application of our investment philosophy and process.

Sincerely,

Richard S. Nackenson
Portfolio Manager

The risks involved in seeking capital appreciation from investments in a wide array of stocks are set forth in the prospectus and statement of additional information.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

Companies that are considered "special situations" include, among other things: companies that have unrecognized recovery prospects or new management teams; companies involved in restructurings or spin-offs; companies emerging from bankruptcy; initial public offerings that trade below their initial offering prices; and companies with a break-up value above their market price. The principal risk associated with special situations is that certain of such situations may not happen or the market may react differently than expected to such situations, in which case the Fund may realize losses.

The composition, industries and holdings of the Fund are subject to change. Multi-Cap Opportunities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Multi-Cap Opportunities Fund

TICKER SYMBOLS
Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	17.2%
Consumer Staples	8.7
Energy	13.4
Financials	10.8
Health Care	10.7
Industrials	13.6
Information Technology	14.9
Materials	2.6
Utilities	2.9
Short-Term	4.2
Other	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	Life of Fund
At NAV
Institutional Class23	12/21/2009	27.36%	19.75%	2.52%
Class A23	12/21/2009	26.98%	19.39%	2.42%
Class C23	12/21/2009	26.60%	18.43%	2.20%
With Sales Charge
Class A23		19.67%	12.53%	1.03%
Class C23		25.60%	17.43%	2.20%
Index
S&P 500 Index2,19		27.73%	22.57%	1.48%

Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See footnote 23 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.95%, 3.19% and 6.44% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 1.01%, 1.37% and 2.13% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Partners Fund Commentary

Neuberger Berman Partners Fund Investor Class generated a 33.52% total return for the six months ended February 28, 2011 and outperformed its benchmark, the Russell 1000® Value Index, which provided a 26.30% return for the period. The Fund also outpaced the S&P 500 Index, which advanced by 27.73%. (Performance for all share classes is provided in the table immediately following this letter.)

Collectively, our holdings in nine of 10 Russell 1000 Value sectors made positive contributions to relative return. Both stock selection and sector allocation, most notably overweights relative to the Russell index in Energy, Materials and Consumer Discretionary (the three best performing Russell 1000 Value Index sectors) and underweights in Consumer Staples and Utilities (the index's two poorest performing sectors) deserve credit for the Fund's strong performance.

Led by the HMOs Aetna and WellPoint, our Health Care sector holdings had the most positive impact on relative returns. The HMOs benefited from lower utilization of heath care services as employees concerned about job security postponed medical procedures. Also, the minimum medical loss ratio, which is one of the features of new health care regulations, appears to be less onerous to HMO margins than anticipated. Over the last year, we have slowly increased our exposure to Health Care and it continues to be a sector we believe offers good value.

Materials sector investments outperformed the corresponding benchmark sector component by a wide margin. Strong demand for copper and the restricted supply of metallurgical coal resulting from Australian floods helped Teck Resources become the portfolio's second biggest performance contributor. Although Utilities holdings underperformed, the portfolio's substantial underweight in the sector buoyed relative returns. We will likely add to the regulated utility sector as it goes out of favor.

Financial sector investments, most notably rating agency Moody's, asset management firm Invesco and bank holding company Wells Fargo, also boosted relative performance. The high level of bond issuance helped Moody's, improving flows into equities worked to Invesco's advantage and increasing loan demand contributed to Wells Fargo's performance. We remain relatively positive on financial stocks and believe they will benefit if the economic recovery continues and the employment picture gradually brightens.

Although posting an impressive gain, Information Technology holdings modestly underperformed relative to benchmark counterparts.

While the reporting period was strong for the portfolio, there were some stocks that failed to live up to our expectations. Disappointments included biotechnology company Amgen, which in spite of a promising new product pipeline underperformed on fears of a potential dilutive acquisition. General Motors gave up some of last year's gains on fears of rising sales incentive wars. Independent power producer NRG Energy was hurt by soft power prices. We have maintained our positions in Amgen and General Motors because we think they both have sound long-term earnings power that is not appreciated by the market. We have eliminated our position in NRG Energy because of deteriorating fundamentals in the power business due in large part to the glut of domestic natural gas.

Despite the equity markets' gains, many investors remain risk averse, preferring the shelter of Treasury securities and corporate bonds to stocks. We think that relative to bonds, equities are still attractively valued. The Federal Reserve's ongoing commitment to quantitative easing has given investors confidence that a double-dip recession is unlikely. The most recent economic data, most notably a firming labor market, improving Institute for Supply Management (ISM) metrics, and solid retail and auto sales growth give us confidence that, while still moderate, a sustainable economic recovery is firmly in place.

Rapidly rising oil prices resulting from political turmoil in the Middle East and North Africa represent a risk to economic growth. However, we believe the spike in oil prices will be temporary unless political unrest spreads to Saudi Arabia—something we believe to be unlikely, but possible. If oil gets to $120 per barrel, we think it could derail the economic recovery.

Most importantly, we believe our portfolio investments remain undervalued based on normalized earnings and that the Fund is well positioned to benefit from a recovery in valuations and continued corporate earnings improvement.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Partners Fund

TICKER SYMBOLS
Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	12.2%
Consumer Staples	4.4
Energy	15.8
Financials	25.6
Health Care	13.2
Industrials	11.7
Information Technology	8.1
Materials	4.7
Telecommunication Services	1.5
Utilities	1.1
Short-Term	1.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/19754	33.52%	22.15%	2.16%	4.84%	13.31%
Trust Class5	08/30/1993	33.44%	21.90%	1.98%	4.67%	13.25%
Advisor Class5	08/16/1996	33.31%	21.71%	1.83%	4.47%	13.12%
Institutional Class7	06/07/2006	33.66%	22.34%	2.32%	4.93%	13.34%
Class A25	06/21/2010	33.39%	21.97%	2.13%	4.83%	13.31%
Class C25	06/21/2010	32.85%	21.31%	2.02%	4.77%	13.29%
Class R325	06/21/2010	33.23%	21.74%	2.09%	4.81%	13.30%
With Sales Charge
Class A25		25.73%	14.96%	0.92%	4.21%	13.12%
Class C25		31.85%	20.31%	2.02%	4.77%	13.29%
Index
Russell 1000® Value Index2,19		26.30%	22.16%	1.57%	4.12%	N/A
S&P 500 Index2,19		27.73%	22.57%	2.87%	2.62%	11.86%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.85%, 1.03%, 1.18%, 0.69%, 1.04%, 1.79% and 1.29% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Advisor Class shares and through August 31, 2014 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated a 20.56% total return for the six months ended February 28, 2011, but lagged its benchmark, the FTSE NAREIT All Equity REITs Index, which provided a 22.22% return. (Performance for all share classes is provided in a table immediately following this letter.)

Despite some temporary setbacks, the real estate investment trust (REIT) market generally rallied during the reporting period. Supporting the market were expectations for additional improvements in REIT fundamentals, signs of improving cash flows and REITs' ability to access the capital markets. In addition, the market was aided by generally robust demand from investors seeking to generate relatively attractive yields in the low interest rate environment.

Several adjustments were made to the portfolio during the period. We felt that the Office sector, which had performed poorly during the severe economic downturn, had become more attractively valued. This was based on our belief that the economy was gaining some momentum. In addition, we saw gradually improving fundamentals in a number of key markets, including New York City, Boston and certain West Coast cities. Given this, we increased the Fund's exposure to the Office sector. In contrast, we pared our exposure to the more defensive Health Care sector in favor of more cyclical sectors. We maintained our underweight exposure relative to the benchmark to the Timber sector, due to valuation concerns. Overall, our sector positioning was a negative for performance, largely due to the strong results from the Timber sector. It performed well given continued strong demand from developing countries such as China.

In terms of individual holdings, lodging and resort company Marriott International was the largest detractor from performance. We initiated a position in the company based on our expectations for strengthening fundamentals as the economy expanded. While we remain positive on Marriott International's prospects, it performed poorly during the reporting period as travel-related stocks showed weakness largely due to higher oil prices. Other holdings that were detrimental to the Fund's performance were two data centers, CoreSite Realty (which was sold) and Dupont Fabros Technology. While they both rallied during the last two months of the reporting period, this was not enough to offset earlier weakness. On the upside, regional mall operator Simon Property Group was the Fund's best performing holding. It benefited from better-than-expected retail sales during the holiday shopping season. Our position in ProLogis, a global developer and owner of distribution warehouses, performed well due to improved leasing trends for its properties. We believe that investors also reacted favorably to the company's efforts to reduce its leverage through the sale of certain assets. Another contributor to performance was Host Hotels & Resorts, the largest owner of hotel assets in the U.S. It benefited from improving demand from business and group travelers.

Looking ahead, over the short term, we anticipate a somewhat challenging environment for the REIT market given continued high unemployment. However, we believe that demand fundamentals have reached a bottom and will gradually improve, especially when combined with low levels of new supply. We maintain our positive outlook for the intermediate and long-term prospects of the REIT market as the economy continues to expand. We also feel that most REITs will enjoy ready access to the equity and debt capital markets and that this should allow them to pursue attractive acquisitions going forward. Against this backdrop, we are emphasizing REITs with strong and flexible balance sheets that we believe have the ability to capitalize on this trend. Finally, we anticipate demand from investors seeking yield in what continues to be a low interest rate environment. Also supporting demand for REITs will be, in our view, likely dividend hikes from many REITs as their balance sheets and cash flows continue to improve.

Higher oil and commodities prices are currently impacting developing markets and may begin to impact developed markets including the U.S. The risk of higher inflation in the U.S. is increasingly being discussed. Historically, real estate has been a good hedge against inflation. Should inflation increase, we would look to sectors within the REIT market that we think have the ability to pass through higher input costs in the form of increased rental rates.

After the reporting period ended, Japan experienced its devastating earthquake and tsunami. The Fund currently owns a few positions in lodging, as well as industrial and retail companies, that have some exposure to Japan. However, direct exposure to Japan is only a small percentage of each of these companies' businesses. Furthermore, we do not expect the disaster in Japan to materially impact the U.S. REIT market going forward.

Sincerely,

Steve S. Shigekawa and Brian Jones
Portfolio Co-Managers

The risks involved in seeking capital appreciation and income from investments primarily in companies, in particular REITs, with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.
The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Real Estate Fund

TICKER SYMBOLS
Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX

SECTOR ALLOCATION
(% of Total Investments)
Apartments	12.4%
Diversified	12.0
Health Care	11.0
Industrial	6.2
Lodging/Resorts	9.3
Mixed	1.3
Office	14.2
Regional Malls	13.5
Self Storage	5.5
Shopping Centers	8.6
Timber	2.1
Short-Term	3.9
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	Life of Fund
At NAV
Trust Class	05/01/2002	20.56%	40.38%	5.88%	13.29%
Institutional Class7	06/04/2008	20.61%	40.48%	5.99%	13.36%
Class A25	06/21/2010	20.47%	40.19%	5.86%	13.28%
Class C25	06/21/2010	19.96%	39.46%	5.75%	13.21%
Class R325	06/21/2010	20.28%	39.87%	5.81%	13.25%
With Sales Charge
Class A25		13.59%	32.13%	4.61%	12.52%
Class C25		18.96%	38.46%	5.75%	13.21%
Index
FTSE NAREIT All Equity REITs Index2,19		22.22%	39.54%	2.97%	10.59%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.76% 1.40%, 1.52%, 2.27% and 1.77% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 1.51%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Trust Class and Institutional Class shares and through August 31, 2014 for Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Regency Fund Commentary

Neuberger Berman Regency Fund Investor Class generated a 35.38% total return for the six months ended February 28, 2011, outperforming its benchmark, the Russell Midcap® Value Index, which provided a 29.87% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Collectively, Fund holdings in all nine of the Russell Midcap Value sectors in which the Fund was invested made positive contributions to relative return. Both stock selection and sector allocation, most notably overweights relative to the index in Energy, Industrials and Consumer Discretionary (the first, third and fourth best-performing sectors in the index) and underweights in Consumer Staples and Utilities (the index's two poorest performing sectors) contributed to the Fund's strong relative return.

Industrial sector investments had the most positive impact on relative returns. Mining equipment manufacturer Terex, which benefited from the expectation for a recovery in the construction and materials processing equipment market, commercial vehicle braking system producer WABCO Holdings, which has increased market share in China and Eastern Europe, and Bucryus International, which is to be acquired by Caterpillar, all appeared on our top-10 contributors list. We believe that select industrial companies will continue to benefit from the domestic and global economic recovery.

Led by retailer J.C. Penney, which attracted favorable investor attention with the election of representatives of activist shareholders to its board of directors, Consumer Discretionary sector holdings also buoyed relative returns. If the labor market continues to firm, we believe that consumer confidence and spending should increase and, in the process, further improve the prospects for consumer-related companies. Materials sector investments boosted relative returns, with copper and metallurgical coal producer Teck Resources being the portfolio's single strongest performer. Driven by emerging market economic growth, we believe the demand for materials will remain strong. Finally, Financial sector holdings, most notably rating agency Moody's and asset management firm Invesco, enhanced relative performance. Moody's benefited from increased bond issuance and Invesco from investors' increasing commitments to equities. We remain relatively positive on the financial stocks because we believe fundamentals will improve as the economic recovery continues and the employment picture gradually brightens.

While the reporting period was favorable for the portfolio, there were some stocks that failed to live up to our expectations. Independent power producer NRG Energy was hurt by soft power prices. Due to deteriorating fundamentals in the power generating business, we have exited this stock. A standout performer in fiscal 2010, beverage company Dr. Pepper Snapple Group retreated during this six-month reporting period. U.S. Steel also detracted from returns as a result of still weak demand. We sold the stock in October 2010 but repurchased it after the close of the reporting period.

Despite the equity markets' gains, we think many investors remain risk averse, preferring the shelter of Treasury securities and corporate bonds to stocks. However, we believe that relative to bonds, equities are still attractively valued. The Federal Reserve's ongoing commitment to quantitative easing has reduced fears of a double-dip recession. The most recent economic data is also encouraging. We are finally seeing private sector job growth, Institute for Supply Management numbers are improving and retail and auto sales have surprised to the upside. Our conclusion is that while moderate, a sustainable economic recovery is firmly in place.

The recent spike in oil prices resulting from political turmoil in the Middle East and North Africa presents some risk to the economy. However, unless political discord were to spread to Saudi Arabia, in our opinion an unlikely but possible scenario, we believe oil prices will not increase to a level that will jeopardize the recovery.

Most importantly, we believe our portfolio companies remain undervalued based on normalized earnings and that the Fund is well-positioned to benefit from a recovery in valuations and ongoing corporate earnings improvement.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Regency Fund

TICKER SYMBOLS
Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	12.9%
Consumer Staples	2.2
Energy	13.5
Financials	24.9
Health Care	9.1
Industrials	13.5
Information Technology	6.9
Materials	4.7
Utilities	8.1
Short-Term	4.2
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	35.38%	32.05%	3.69%	7.68%	9.35%
Trust Class5	06/10/1999	35.43%	32.09%	3.67%	7.63%	9.31%
Institutional Class26	03/08/2010	35.80%	32.66%	3.79%	7.73%	9.40%
Class A25	06/21/2010	35.39%	32.17%	3.71%	7.69%	9.36%
Class C25	06/21/2010	34.99%	31.54%	3.61%	7.64%	9.32%
Class R325	06/21/2010	35.33%	31.99%	3.69%	7.67%	9.35%
With Sales Charge
Class A25		27.62%	24.57%	2.49%	7.05%	8.81%
Class C25		33.99%	30.54%	3.61%	7.64%	9.32%
Index
Russell Midcap® Value Index2,19		29.87%	29.30%	4.19%	8.78%	8.37%
Russell Midcap® Index2,19		32.54%	31.05%	4.86%	7.67%	7.73%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.25%, 1.43%, 1.04%, 1.32%, 2.07% and 1.57% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 1.26%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Investor Class and Trust Class shares and through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Select Equities Fund Commentary

Neuberger Berman Select Equities Fund Institutional Class generated a 25.83% total return but underperformed its benchmark, the S&P 500 Index, which provided a 27.73% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Market conditions improved dramatically over the past six months, rising initially in anticipation of what ultimately became known as QE2, the Federal Reserve's second quantitative easing program aimed at stimulating the U.S. economy. Fed Chairman Ben Bernanke began referencing further quantitative easing in August, which caused the market—after declining from approximately April 2010 to August 2010 in part on investor concern that the economy would stall or possibly double dip—to find a short-term bottom.

The market rallied off of its lows in anticipation of the re-stimulation of the economy and the injection of further liquidity into the financial markets. As calendar year 2010 progressed, we saw a significant improvement in economic data and business confidence increased among corporate senior managements, which in turn encouraged capital expenditures. In November, U.S. elections highlighted the need for government officials to refocus on employment and budgetary problems facing the economy. We think post-election rhetoric about approaches to the long-term fiscal problems in the U.S. has helped build confidence that the government is at least seeking to address these issues.

As we position the Fund for various market conditions, we allocate assets among four key buckets based on the risk and volatility of each business and their stocks. The buckets break down as follows: 1) what we consider very conservative securities such as utilities, pipelines and real estate investment trusts, 2) global franchises supported by healthy dividends and multinational revenue sources, 3) more cyclical type securities where we are able to take on more risk in the portfolio, and 4) cash equivalent securities.

In the first quarter of calendar year 2010, the Fund was very heavily weighted toward more conservative securities and cash, but from June 2010 through the end of calendar year 2010, we transitioned the Fund into both global franchise names and cyclical securities. This reallocation allowed the Fund to participate in the market's upward movement over the past six months, as QE2 ignited a strong flame under cyclical and industrial stocks.

While we underperformed the benchmark on a total return basis, our equity-only returns were strong. Toward the end of this reporting period, in early calendar year 2011, we began to raise cash out of concern over several factors—the June 2011 scheduled end of QE2, issues associated with the unrest in the Middle East, and the continuation of debt problems in Europe. We ended the period with nearly 12% of assets in cash, which accounts for most of our shortfall relative to the benchmark. This balance has since been reduced.

While it is clear to us that the global economy is getting better as we move forward, there are also numerous headwinds that concern us—including not only the factors noted above, but also the potential long-term impact of the earthquake and tsunami in Japan that happened after the reporting period closed. It is also unclear what the coming end of the stimulus program will mean—whether the economy can continue to prosper during the transition from public stimulus to private growth.

In managing a focused strategy that is not tied to the benchmark, we are able to avoid areas we consider particularly uncertain. At this time, the Fund has no investments in two sectors—U.S. Consumer Staples, due to concerns about the impact of higher energy prices and interest rates on consumer spending, and Health Care, as a result of the ambiguity surrounding regulation as well as pricing pressure. Where the Fund owns stocks in the Consumer Discretionary category, holdings are less directly exposed, such as Borg Warner, a company that makes turbochargers. The Fund is currently overweighted in Industrials and Materials, and, to a lesser extent, Telecommunication Services. The Fund has an underweight in Financials, and holdings do not resemble the composition of the index sector. At this time, for example, the Fund does not own commercial banks.

We continue to believe in a Nike swoosh-shaped economic recovery, but as this year seems to be benefiting from a real cyclical recovery, it may surpass the trend of moderate growth that we've described as the long tail of the swoosh. We also continue to believe stocks are currently the best asset class to own given the valuations of the market, and in comparison with the bond market.

We think that, overall, the quality of earnings continues to be extremely high and that corporate profits should be at record levels this year. Further, we see companies taking positive actions with the cash that they're generating—including returning cash to shareholders via dividends, distributions and stock buybacks. We also anticipate that mergers-and-acquisitions activity will continue to be very strong this year and that all of these factors should continue to benefit the stock market.

Sincerely,

Gerald Kaminsky, Michael Kaminsky and Richard Werman
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of mid- and large capitalization are set forth in the prospectus and statement of additional information.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

The composition, industries and holdings of the Fund are subject to change. Select Equities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Select Equities Fund

TICKER SYMBOLS
Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	7.3%
Energy	11.3
Financials	9.2
Industrials	28.7
Information Technology	7.3
Materials	15.6
Telecommunication Services	4.9
Utilities	4.1
Short-Term	11.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	25.83%	20.50%	0.71%
Class A	12/20/2007	25.48%	19.85%	0.41%
Class C	12/20/2007	25.00%	19.01%	–0.34%
With Sales Charge
Class A		18.27%	13.00%	–1.43%
Class C		24.00%	18.01%	–0.34%
Index
S&P 500 Index2,19		27.73%	22.57%	–0.58%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.24%, 1.62% and 2.37% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.77%, 1.22% and 1.97% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class posted a 37.13% total return for the six months ended February 28, 2011, but underperformed its benchmark, the Russell 2000® Growth Index, which provided a 40.76% return. (Performance for all share classes is provided in the table immediately following this letter.)

There were essentially two phases to this six-month period for the small-cap growth market. The first had started at the end of the summer and lasted through December 2010—a relatively tough period for our style of investing. Although the higher quality stocks we prefer had advanced during mid-2010, in August, Federal Reserve Chairman Ben Bernanke's talk of a second round of quantitative easing reignited a rally in what we consider lower quality, lower priced stocks again began to lead. The second phase of this period was the start of calendar year 2011. For the first two months of this year, higher share price, higher quality stocks again began to outperform. This change created a bit of a tailwind for the Fund considering our quality-growth bias.

While the Fund was up for the past six months as a whole, it underperformed the index due primarily, in our opinion, to the fact that our investing style was out of favor for the majority of the period. Most of our relative underperformance came from the Consumer Discretionary and Information Technology sectors, two of the sectors in which higher beta names (whose performance is closely tied to overall market results)—like retailers and semiconductor and software stocks—tend to reside. In more typical periods, we find that the positive and negative contributions to performance from our top-10 and bottom-10 stocks are more or less in balance. During this period, however, the contribution to performance from the "winners" was far more significant than the detrimental effect of the "losers." Skewed results such as this have historically tended to appear when relative performance is the result of stylistic issues, rather than stock selection.

During the past six months, our favorable stock selection in Energy, Health Care, Materials and Industrials was additive relative to the benchmark. The Fund closed the period overweighted in Consumer Staples and Industrials and underweighted in Health Care and Telecommunication Services, the latter of which is a small portion of the index. Within Consumer Staples, the Fund owns several names, including Fresh Market and Diamond Foods. Fresh Market is a smaller Whole Foods-type grocery chain, and Diamond Foods, the owner of Emerald Nuts and now Kettle Chips, is a fast growing leader in the snack foods segment.

In Industrials, the Fund's overweight is concentrated in Aerospace, with long-term holding HEICO a significant part of that position. We recently initiated a new "temporary staffing" theme within Industrials. We added both Kelly Services and SFN Group as part of this theme, expecting temporary staffing names to benefit with unemployment bottoming out, as we believe temporary staffing is an efficient way for companies to manage workforces within a slow recovery.

We have trimmed Consumer Discretionary stocks recently, expecting that higher energy costs may create a tougher environment for some of these companies. The Fund remains underweighted in Health Care, focusing primarily on equipment names. We believe the outlook for holdings such as Cyberonics, Sirona Dental Systems, Volcano and Zoll Medical should improve if the economy does, both as more people are added to the workforce and as hospitals and health care providers begin to make equipment purchases they have been putting off.

Historically, lower quality rallies have often occurred within the first year following an economic downturn. In the current cycle, such a rally lasted a year and a half. While two months do not necessarily indicate a long-term trend, higher share price, higher quality stocks have outperformed the index so far this calendar year. As we look toward the rest of calendar year 2011, we are optimistic that the higher quality segment of the small cap growth market will continue to outperform. Two keys factors support our optimism. First, after the extended lower quality rally, valuations are significantly different between lower and higher quality stocks, with lower quality stock valuations stretched to levels at which they have become less attractive. Second, we think earnings growth is going to be more difficult to come by in the coming months. We believe both of these trends should favor what we consider the higher quality organic growers that make up our portfolio. The convergence of these factors feels like an inflection point, similar to the 2003-2004 market. At that time, our portfolio began to outperform as the low quality rally of 2003 gave way to a market led by quality growth—companies with strong fundamentals, sustainable high organic growth rates, talented management teams, innovative products and services and real competitive advantages.

Sincerely,

David H. Burshtan
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with small-market capitalization are set forth in the prospectus and statement of additional information.

Small-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Small Cap Growth Fund

TICKER SYMBOLS
Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	16.2%
Consumer Staples	4.7
Energy	6.1
Financials	4.8
Health Care	15.6
Industrials	18.3
Information Technology	28.5
Materials	5.3
Short-Term	0.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,12
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	37.13%	30.19%	2.94%	2.02%	8.01%
Trust Class5	11/03/1998	37.04%	29.49%	2.76%	1.90%	7.89%
Advisor Class6	05/03/2002	36.90%	29.09%	2.54%	1.80%	7.83%
Institutional Class7	04/01/2008	37.38%	30.01%	3.08%	2.09%	8.07%
Class A21	05/27/2009	37.12%	29.58%	2.86%	1.98%	7.98%
Class C21	05/27/2009	36.58%	28.63%	2.58%	1.84%	7.86%
Class R321	05/27/2009	36.96%	29.28%	2.76%	1.93%	7.94%
With Sales Charge
Class A21		29.26%	22.10%	1.64%	1.38%	7.46%
Class C21		35.58%	27.63%	2.58%	1.84%	7.86%
Index
Russell 2000® Growth Index2,19		40.76%	36.33%	4.56%	5.04%	6.44%
Russell 2000® Index2,19		37.55%	32.60%	3.80%	7.06%	8.49%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.51%, 1.71%, 1.91%, 1.28%, 2.06%, 3.44% and 4.17% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 1.31%, 1.41%, 1.61%, 0.91%, 1.27%, 2.02% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2021 for Investor Class, Trust Class and Advisor Class shares and through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund Commentary

Neuberger Berman Socially Responsive Fund Investor Class generated a 31.90% total return for the six months ended February 28, 2011, outperforming its benchmark, the S&P 500 Index, which provided a 27.73% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The economy appeared to be steadying in early calendar year 2010, but concern in late spring over contagion from the Greek sovereign debt crisis intensified and, as a result, financial markets corrected sharply. Consumer sentiment and industrial production contracted meaningfully into early summer, and global economic factors threatened a potential double-dip recession. As this reporting period began, sentiment remained fairly negative.

Several events changed sentiment dramatically beginning in late August, allowing for the positive momentum we have seen in the equity market. First was the late August announcement by Federal Reserve Chairman Bernanke of a second round of quantitative easing. This had a material impact on the financial markets, which found a floor shortly thereafter. Second was the U.S. election, which removed the weight of policy uncertainty. For example, we now have two years of visibility on corporate and individual taxes. In the process of providing clarity on taxes, a compromise was reached that included a massive fiscal stimulus. This began to impact the economy in January 2011, with changes to payroll deductions.

Combining these factors with easy monetary policy, the economy appeared to accelerate in earnest in early calendar year 2011 and financial markets found reason to rally. Corporate earnings results in the third and fourth quarter 2010 had been strong almost across the board; consequently, in our opinion, equities remain attractively valued despite recent strong price performance.

Two of the top contributors to the Fund's total return this period were semiconductor companies Altera and Texas Instruments (TI). Semiconductor stocks had underperformed through August against worries about excess inventory within a potentially slowing economy. Disagreeing with this thesis, we added to positions at historic lows. Both Altera and TI have gained market share on a secular basis and both businesses performed very well in the second half of 2010, helping their stocks deliver outsized performance. We added to TI substantially in September 2010 and, while we trimmed Altera somewhat on valuation late in calendar year 2010, it remains a core holding. BG Group was another positive contributor, with shares gaining from the improved tone of the macro economy.
During the reporting period, two relatively new holdings were detrimental to returns—Hospira and Target. Hospira, which we began buying in late calendar year 2010, is one of the largest global players in the specialty injectable, generic and drug delivery industry. The company proactively implements sustainability initiatives into product design, and we believe its commitments to eliminating hazardous chemicals and waste throughout the supply chain promote innovation, cost savings and efficiency. The share price has been down due to execution issues, which created our entry point. In our view, the company is well positioned and we believe it will continue to gain market share driven by its customer value proposition—reducing costs and improving patient outcomes.

We started buying retailer Target—a company with a commitment to community, employees and environmental sustainability—in calendar year 2011, having avoided the retail sector for some time. The stock underperformed during the rally and we believe it is inexpensive on an absolute and relative basis. In our opinion, two initiatives should accelerate same-store sales growth. First, the chain is introducing grocery sections throughout its stores, which we believe should drive consumer traffic. Second is the REDCard, Target's proprietary credit card that offers a 5% discount in stores, which we think should drive higher average sales per visit. As it is early in both initiatives, and for reasons including disruption from remodeling, same-store sales have disappointed thus far. If the initiatives succeed or the economy improves, we could see the valuation multiple expand as earnings growth accelerates. If neither event materializes, the valuation entry point, in our opinion, should limit downside.

Looking ahead, we recognize that new uncertainty has arisen. Specifically, commodity price inflation has accelerated and political challenges in the Middle East and Northern Africa are having an impact on the oil markets. With many emerging economies now tightening their monetary and fiscal policies to combat wholesale cost inflation, other things equal, we would expect the near-term reacceleration we have seen in the economy to downshift somewhat during the second half of 2011. Fundamental overhangs continue to exist as well—the U.S. needs to address its long-term fiscal situation, just as Europe needs a comprehensive solution to its debt issues.

We feel very good about the current portfolio, which we continue to keep positioned for a slower growth economy, focusing on businesses that we think can grow at a premium to peers and the broader economy. Our returns this period have been dominated largely by stock selection. In the relatively uncertain post-crisis environment, the equity market has increasingly rewarded well-positioned businesses and has become less sector-driven. While equity returns have been favorable this period, the performance of our businesses was the key driver of our differentiated results. We believe a discriminating market plays to our strengths and continues to give us reason for optimism going forward.

Sincerely,

Arthur Moretti and Ingrid Dyott
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Socially Responsive Fund

TICKER SYMBOLS
Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX

SECTOR ALLOCATION
(% of Total Investments)
Consumer Discretionary	8.1%
Consumer Staples	10.5
Energy	12.6
Financials	14.6
Health Care	14.0
Industrials	14.5
Information Technology	19.5
Materials	3.0
Short-Term	3.2
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8
		Six Month	Average Annual Total Return Ended 02/28/2011
	Inception Date	Period Ended 02/28/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	31.90%	28.47%	4.85%	6.13%	8.92%
Trust Class5	03/03/1997	31.88%	28.25%	4.65%	5.92%	8.75%
Institutional Class7	11/28/2007	32.10%	28.73%	4.98%	6.19%	8.96%
Class A21	05/27/2009	31.81%	28.25%	4.80%	6.11%	8.91%
Class C21	05/27/2009	31.34%	27.32%	4.52%	5.96%	8.82%
Class R321	05/27/2009	31.64%	27.99%	4.70%	6.06%	8.88%
With Sales Charge
Class A21		24.22%	20.90%	3.57%	5.48%	8.53%
Class C21		30.34%	26.32%	4.52%	5.96%	8.82%
Index
S&P 500 Index2,19		27.73%	22.57%	2.87%	2.62%	8.37%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.95%, 1.13%, 0.77%, 1.21%, 1.99% and 2.96% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.75%, 1.11%, 1.86% and 1.36% for Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1
"Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2
Please see "Glossary of Indices" starting on page 60 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices and may not invest in all securities included in the described indices.

3
Expense Caps or Waivers: These arrangements are subject to change. The total returns for these periods may have been less if Management had not reimbursed and/or waived certain operating expenses. Please see the notes to the financial statements for specific information regarding which Funds and which classes currently have a portion of their operating expenses reimbursed and/or waived by Management.

4	This date reflects when Management first became investment advisor to the Fund.

5
For each of Focus Fund, Genesis Fund, Guardian Fund, Mid Cap Growth Fund and Partners Fund, Life of Fund performance shown for the Advisor Class and the Trust Class is that of the respective Fund's Investor Class from the inception date of the Investor Class to the inception date of the Advisor Class or the Trust Class. For each of International Fund, Regency Fund, Small Cap Growth Fund and Socially Responsive Fund, Life of Fund performance shown for the Trust Class is that of the respective Fund's Investor Class from the inception date of the Investor Class to the inception date of the Trust Class. The Investor Class of each Fund has lower expenses and typically higher returns than the Advisor Class, as applicable, and the Trust Class of that Fund.

6	Performance shown for the Advisor Class prior to May 2002 for Small Cap Growth Fund is that of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

7
Performance shown prior to July 1999 for the Institutional Class of Genesis Fund, prior to June 2006 for the Institutional Class of Partners Fund, prior to April 2007 for the Institutional Class of Mid Cap Growth Fund, prior to November 2007 for the Institutional Class of Socially Responsive Fund and prior to April 2008 for the Institutional Class of Small Cap Growth Fund is that of the respective Fund's Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund and prior to June 2008 for the Institutional Class of Real Estate Fund is that of the respective Fund's Trust Class. The Investor Class or Trust Class of a Fund, as applicable, has higher expenses and typically lower returns than the Institutional Class of that Fund.

8
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

9
The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to these changes might have been different if current policies had been in effect. As a result of becoming "nondiversified," the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in a limited number of securities, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

Endnotes (cont'd)

10
Each of Emerging Markets Equity Fund, Equity Income Fund and Multi-Cap Opportunities Fund was relatively small prior to September 2010, June 2008 and January 2010, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

11	Prior to December 17, 2007, Mid Cap Growth Fund was known as the Manhattan Fund.

12	Prior to December 17, 2007, Small Cap Growth Fund was known as the Millennium Fund.

13
Performance shown prior to June 21, 2010 for Emerging Markets Equity Fund's Class R3 is that of Emerging Markets Equity Fund's Institutional Class. The performance information of Class R3 has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class of the Fund has lower expenses and typically higher returns than Class R3.

14
As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to this change might have been different if current policies had been in effect. As a result of becoming "non-diversified," the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. Although the Fund has a policy that allows it to operate as a non-diversified investment company, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified investment company.

15	Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

16
Because the Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

17
During the period from November 2, 2006 through June 9, 2008, the Fund's Trust Class had only one investor, which could have impacted Fund performance. The inception date for the Fund's Institutional Class, Class A and Class C shares was June 9, 2008 and the inception date for Class R3 was June 21, 2010. Performance shown for Institutional Class, Class A, Class C and Class R3 prior to that date is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class. The performance of Class R3 also includes that of Institutional Class from June 9, 2008 to June 21, 2010. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The Trust Class had moderately higher expenses and typically slightly lower returns than Institutional Class. The Institutional Class has lower expenses and typically higher returns than that of Class R3.

18
Performance shown prior to December 20, 2007 for Class A and Class C, and prior to May 27, 2009 for Class R3, of Neuberger Berman International Large Cap Fund is that of the Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C or Class R3.

19	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

20
Prior to April 9, 2009, Neuberger Berman Large Cap Disciplined Growth Fund was known as Neuberger Berman Century Fund. From April 6, 2009 through April 8, 2009, Large Cap Disciplined Growth Fund Class A, Class C and Institutional Class were known as Century Fund Class A, Class C and Institutional Class. The inception dates are April 6, 2009 for Large Cap Disciplined Growth Fund Class A, Class C and Institutional Class and May 27, 2009 for Large Cap Disciplined Growth Fund Class R3. Performance shown prior to May 27, 2009 for Class R3, and prior to

Endnotes (cont'd)

April 6, 2009 for Institutional Class, Class A and Class C of Neuberger Berman Large Cap Disciplined Growth Fund is that of Neuberger Berman Century Fund Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3. The Institutional Class has lower expenses and typically higher returns than Investor Class.

21
Performance shown prior to May 27, 2009 for Class A, Class C and Class R3 of Neuberger Berman Guardian Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund is that of the respective Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

22
Performance shown prior to May 27, 2009 and June 21, 2010 for Institutional Class of Neuberger Berman Guardian Fund and Neuberger Berman Focus Fund, respectively is that of the respective Fund's Investor Class. The performance information of Institutional Class has not been adjusted to take into account differences in class specific operating expenses. Institutional Class has lower expenses and typically higher returns than Investor Class.

23
During the period from November 2, 2006 through December 21, 2009, the Fund's Trust Class had only one investor, which could have impacted fund performance. The inception date for the Fund's Class A, Class C and Institutional Class shares was December 21, 2009. Performance shown for Class A, Class C and Institutional Class prior to that date is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class and ceased operations on December 21, 2009. Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

24
The inception date for Neuberger Berman Intrinsic Value Fund Class A, C and Institutional shares is May 10, 2010. Performance shown prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 15, 2008 is that of DJG Fund and the performance from July 8, 1997 (the Fund's commencement of operations) to July 14, 2008 is that of DJG Account. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors.

25
Performance shown prior to June 21, 2010 for Class A and Class C of Neuberger Berman Focus Fund and Class A, Class C and Class R3 of Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Regency Fund is that of the respective Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

Endnotes (cont'd)

26
Performance shown prior to March 8, 2010 for Regency Fund's Institutional Class is that of Regency Fund's Investor Class. The performance information of the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and its performance typically would have been slightly lower than that of the Institutional Class.

27
Performance shown prior to December 20, 2010 for Class A and Class C of Neuberger Berman International Fund is that of the Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class of the Fund has lower expenses and typically higher returns than Class A or Class C of the Fund.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:
The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000® Index:
Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization and current index membership). The Russell 1000 Index represents approximately 90% of the U.S. market.

Russell 1000® Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth rates.

Russell 1000® Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Index:
An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 8% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $112 million.

Russell 2000® Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Value Index:	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell Midcap® Index:
Measures the performance of the approximately 800 smallest companies in the Russell 1000® Index. The Russell Midcap Index represents approximately 27% of the Russell 1000® Index total market capitalization.

Russell Midcap® Growth Index:
An unmanaged index that measures the performance of those Russell Midcap® companies (the 800 smallest companies in the Russell 1000® Index) with higher price-to-book ratios and higher forecasted Index growth rates.

Russell Midcap® Value Index:
An unmanaged index that measures the performance of those Russell Midcap® Index companies (the 800 smallest companies in the Russell 1000® Index) with lower price-to-book ratios and lower forecasted growth rates.

FTSE NAREIT All Equity REITs Index: (formerly, FTSE NAREIT Equity REITs Index)
An unmanaged free float-adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE Amex. REITs are classified as Equity REITs if 75% or more of their gross invested book assets are invested directly or indirectly in real property.

MSCI EAFE® Index:
Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Glossary of Indices (cont'd)

MSCI Emerging Markets Index:
A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan,Thailand, and Turkey.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 2/28/11 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/10	Ending Account Value 2/28/11	Expenses Paid During the Period(1) 9/1/10 - 2/28/11		Expense Ratio	Beginning Account Value 9/1/10	Ending Account Value 2/28/11	Expenses Paid During the Period(1) 9/1/10 - 2/28/11	Expense Ratio
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,122.10	$6.58		1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,119.40	$7.88		1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Class C	$1,000.00	$1,116.20	$11.81		2.25%	$1,000.00	$1,013.64	$11.23	2.25%
Class R3	$1,000.00	$1,118.00	$10.03		1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Equity Income Fund
Institutional Class	$1,000.00	$1,172.70	$4.31		.80%	$1,000.00	$1,020.83	$4.01	.80%
Class A	$1,000.00	$1,170.40	$6.24		1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Class C	$1,000.00	$1,166.50	$10.26		1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Class R3	$1,000.00	$1,168.50	$7.58		1.41%	$1,000.00	$1,017.80	$7.05	1.41%
Focus Fund
Investor Class	$1,000.00	$1,308.80	$5.61		.98%	$1,000.00	$1,019.93	$4.91	.98%
Trust Class	$1,000.00	$1,307.60	$6.75		1.18%	$1,000.00	$1,018.94	$5.91	1.18%
Advisor Class	$1,000.00	$1,306.50	$7.66		1.34%	$1,000.00	$1,018.15	$6.71	1.34%
Institutional Class	$1,000.00	$1,310.40	$4.30		.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,308.30	$6.35		1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,303.80	$10.62		1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,330.20	$6.18		1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Trust Class	$1,000.00	$1,329.60	$6.64		1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Advisor Class	$1,000.00	$1,327.70	$8.20		1.42%	$1,000.00	$1,017.75	$7.10	1.42%
Institutional Class	$1,000.00	$1,331.00	$5.09		.88%	$1,000.00	$1,020.43	$4.41	.88%
Guardian Fund
Investor Class	$1,000.00	$1,326.60	$5.42		.94%	$1,000.00	$1,020.13	$4.71	.94%
Trust Class	$1,000.00	$1,325.30	$6.40		1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Advisor Class	$1,000.00	$1,322.00	$8.64		1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Institutional Class	$1,000.00	$1,327.30	$4.33		.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,325.50	$6.40		1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,320.30	$10.70		1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,323.80	$7.84		1.36%	$1,000.00	$1,018.05	$6.80	1.36%
International Fund
Investor Class	$1,000.00	$1,229.00	$7.74		1.40%	$1,000.00	$1,017.85	$7.00	1.40%
Trust Class	$1,000.00	$1,227.50	$8.84		1.60%	$1,000.00	$1,016.86	$8.00	1.60%
Class A	$1,000.00	$1,053.30	$3.02	(2)	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class C	$1,000.00	$1,051.70	$4.51	(2)	2.26%	$1,000.00	$1,013.59	$11.28	2.26%
International Institutional Fund
Institutional Class	$1,000.00	$1,232.80	$4.48		.81%	$1,000.00	$1,020.78	$4.06	.81%
International Large Cap Fund
Trust Class	$1,000.00	$1,219.10	$6.88		1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,221.10	$4.96		.90%	$1,000.00	$1,020.33	$4.51	.90%
Class A	$1,000.00	$1,219.30	$6.82		1.24%	$1,000.00	$1,018.65	$6.21	1.24%
Class C	$1,000.00	$1,214.90	$10.98		2.00%	$1,000.00	$1,014.88	$9.99	2.00%
Class R3	$1,000.00	$1,218.30	$8.31		1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,389.80	$5.93		1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$1,386.60	$8.05		1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$1,381.80	$12.46		2.11%	$1,000.00	$1,014.33	$10.54	2.11%

Expense Information as of 2/28/11 cont'd (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/10	Ending Account Value 2/28/11	Expenses Paid During the Period(1) 9/1/10 - 2/28/11	Expense Ratio	Beginning Account Value 9/1/10	Ending Account Value 2/28/11	Expenses Paid During the Period(1) 9/1/10 - 2/28/11	Expense Ratio
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$1,293.10	$6.31	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Institutional Class	$1,000.00	$1,294.90	$4.27	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,291.80	$6.31	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,287.60	$10.55	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,290.60	$7.72	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,322.70	$6.05	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Trust Class	$1,000.00	$1,321.10	$6.27	1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Advisor Class	$1,000.00	$1,319.60	$8.63	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Institutional Class	$1,000.00	$1,324.40	$4.32	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,321.70	$6.39	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,316.30	$10.68	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,319.70	$7.82	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,273.60	$5.69	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Class A	$1,000.00	$1,269.80	$7.71	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Class C	$1,000.00	$1,266.00	$11.97	2.13%	$1,000.00	$1,014.23	$10.64	2.13%
Partners Fund
Investor Class	$1,000.00	$1,335.20	$4.98	.86%	$1,000.00	$1,020.53	$4.31	.86%
Trust Class	$1,000.00	$1,334.40	$6.08	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Advisor Class	$1,000.00	$1,333.10	$6.94	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Institutional Class	$1,000.00	$1,336.60	$4.06	.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,333.90	$6.42	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,328.50	$10.74	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,332.30	$7.86	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Real Estate Fund
Trust Class	$1,000.00	$1,205.60	$5.41	.99%	$1,000.00	$1,019.89	$4.96	.99%
Institutional Class	$1,000.00	$1,206.10	$4.65	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class A	$1,000.00	$1,204.70	$6.61	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,199.60	$10.69	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,202.80	$7.97	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Regency Fund
Investor Class	$1,000.00	$1,353.80	$7.94	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Trust Class	$1,000.00	$1,354.30	$7.41	1.27%	$1,000.00	$1,018.50	$6.36	1.27%
Institutional Class	$1,000.00	$1,358.00	$5.32	.91%	$1,000.00	$1,020.28	$4.56	.91%
Class A	$1,000.00	$1,353.90	$7.30	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Class C	$1,000.00	$1,349.90	$11.54	1.98%	$1,000.00	$1,014.98	$9.89	1.98%
Class R3	$1,000.00	$1,353.30	$8.64	1.48%	$1,000.00	$1,017.46	$7.40	1.48%
Select Equities Fund
Institutional Class	$1,000.00	$1,258.30	$4.26	.76%	$1,000.00	$1,021.03	$3.81	.76%
Class A	$1,000.00	$1,254.80	$6.71	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Class C	$1,000.00	$1,250.00	$10.88	1.95%	$1,000.00	$1,015.12	$9.74	1.95%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,371.30	$6.76	1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Trust Class	$1,000.00	$1,370.40	$8.05	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Advisor Class	$1,000.00	$1,369.00	$9.40	1.60%	$1,000.00	$1,016.86	$8.00	1.60%
Institutional Class	$1,000.00	$1,373.80	$5.30	.90%	$1,000.00	$1,020.33	$4.51	.90%
Class A	$1,000.00	$1,371.20	$7.41	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$1,365.80	$11.79	2.01%	$1,000.00	$1,014.83	$10.04	2.01%
Class R3	$1,000.00	$1,369.60	$8.87	1.51%	$1,000.00	$1,017.31	$7.55	1.51%

Expense Information as of 2/28/11 cont'd (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/10	Ending Account Value 2/28/11	Expenses Paid During the Period(1) 9/1/10 - 2/28/11	Expense Ratio	Beginning Account Value 9/1/10	Ending Account Value 2/28/11	Expenses Paid During the Period(1) 9/1/10 - 2/28/11	Expense Ratio
Socially Responsive Fund
Investor Class	$1,000.00	$1,319.00	$5.29	.92%	$1,000.00	$1,020.23	$4.61	.92%
Trust Class	$1,000.00	$1,318.80	$6.32	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Institutional Class	$1,000.00	$1,321.00	$4.32	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,318.10	$6.38	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,313.40	$10.67	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,316.40	$7.81	1.36%	$1,000.00	$1,018.05	$6.80	1.36%

(1)	For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)	For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 71/365 (to reflect the period shown of December 20, 2010 to February 28, 2011).

(3)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Emerging Markets Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
		Country	Industry
1	Vale SA ADR	Brazil	Metals & Mining	3.2%
2	Samsung Electronics	Korea	Semiconductors & Semiconductor Equipment	2.8%
3	Sberbank GDR	Russia	Commercial Banks	2.2%
4	Bank of China, H Shares	China	Commercial Banks	1.8%
5	Hyundai Mobis	Korea	Auto Components	1.8%
6	CNOOC Ltd.	China	Oil, Gas & Consumable Fuels	1.8%
7	Axiata Group	Malaysia	Wireless Telecommunication Services	1.6%
8	Israel Chemicals	Israel	Chemicals	1.6%
9	MTN Group	South Africa	Wireless Telecommunication Services	1.6%
10	International Container Terminal Services	Philippines	Transportation Infrastructure	1.5%

	Number of Shares	Value† (000's)
Common Stocks (86.8%)
Brazil (8.3%)
BM&FBOVESPA SA	84,700	$576
Brasil Insurance Participacoes E Administracao*	372	425
Companhia Siderurgica Nacional	27,200	436
Diagnosticos da America	79,500	960
PDG Realty Empreendimentos E Participacoes	106,100	580
Porto Seguro	46,100	734
QGEP Participacoes*	53,000	691
Raia SA*	20,800	296
TOTVS SA	6,185	583
		5,281
Canada (1.6%)
Bankers Petroleum*	67,300	653
Gran Tierra Energy*	39,100	364
		1,017
Chile (1.2%)
Sociedad Quimica y Minera de Chile ADR, B Shares	14,570	772
China (18.1%)
Bank of China, H Shares	2,212,440	1,162
Boer Power Holdings*	471,200	445
China Automation Group	637,700	512
China Information Technology*	60,700	294
China Liansu Group Holdings*	510,900	424
China Mobile	101,750	954
China Shineway Pharmaceutical Group	121,800	350
China South Locomotive & Rolling Stock, H Shares	576,600	640
China Vanke, B Shares	423,100	495
CNOOC Ltd.	495,000	1,121
Digital China Holdings	327,000	602
First Tractor, H Shares	533,300	551
GOME Electrical Appliances Holdings*	1,795,654	613
Kingdee International Software Group	1,363,100	819
Li Ning	6,800	13
Minth Group	304,800	462
SouFun Holdings ADR*	26,200	510
Travelsky Technology, H Shares	80,300	73
Want Want China Holdings	592,200	443
Weichai Power, H Shares	61,800	411
Zijin Mining Group, H Shares	754,400	618
		11,512
Colombia (1.0%)
Ecopetrol SA ADR	14,800	620
Egypt (0.5%)
Centamin Egypt*	163,800	319
India (7.3%)
Ballarpur Industries	566,324	381
Bank of Baroda	39,640	761
BEML Ltd.	14,760	202
Cadila Healthcare	28,185	461
Cairn India*	40,334	303
DEN Networks*	53,795	123
Eicher Motors	16,920	396
Escorts Ltd.	49,320	123
Exide Industries	171,210	513

Gujarat State Petronet	165,730	$328
Sesa Goa	64,970	378
Sun TV Network	45,265	403
United Phosphorus	86,230	259
		4,631
Indonesia (3.1%)
PT Global Mediacom Tbk	7,007,400	707
PT Harum Energy Tbk*	386,300	362
PT Tambang Batubara Bukit Asam Tbk	209,000	475
PT United Tractors Tbk	174,235	458
		2,002
Israel (1.6%)
Israel Chemicals	59,891	995
Korea (10.6%)
Busan Bank	50,210	603
GS Home Shopping	4,640	518
Hyundai Mobis	4,840	1,126
KT Corp. ADR	44,700	885
LG Chem	2,015	664
LG Innotek	2,890	326
Samsung Electronics	2,211	1,808
Taewoong Co.*	8,407	350
Woongjin Coway	15,630	453
		6,733
Luxembourg (0.6%)
Millicom International Cellular	4,450	390
Malaysia (2.6%)
Axiata Group*	636,300	1,018
Top Glove	420,700	674
		1,692
Mexico (1.1%)
Genomma Lab Internacional Class B*	311,600	690

See Notes to Schedule of Investments	66

Number of Shares	Value† (000's)
Nigeria (1.1%)
Guaranty Trust Bank	5,607,058	$697
Philippines (2.3%)
Energy Development	3,842,950	494
International Container Terminal Services	1,153,800	963
		1,457
Russia (6.8%)
Eurasia Drilling GDR	15,165	485
LUKOIL ADR	13,440	956
Magnit GDR	29,660	842
Pharmstandard GDR*	22,635	638
Sberbank GDR	3,586	1,386
		4,307
South Africa (5.6%)
Aspen Pharmacare Holdings	38,015	445
Exxaro Resources	22,140	485
MTN Group	56,286	993
Naspers Ltd., N Shares	11,390	654
Raubex Group	83,762	232
Shoprite Holdings	52,645	729
		3,538
Taiwan, Province Of China (6.7%)
E Ink Holdings*	189,000	330
Hung Poo Real Estate Development	260,400	388
Simplo Technology	140,342	920
Taiwan Semiconductor Manufacturing	313,439	743
TXC Corp.	378,860	671
WPG Holdings	434,856	746
Young Fast Optoelectronics	51,459	451
		4,249
Thailand (1.5%)
Bangkok Bank Public	88,900	465
Thanachart Capital PCL	483,800	471
		936
Turkey (1.9%)
Sinpas Gayrimenkul Yatirim Ortakligi*	392,851	464
Turkiye Garanti Bankasi	170,861	757
		1,221

United Kingdom (3.3%)
Afren PLC*	291,270	$758
Antofagasta PLC	31,069	711
Tullow Oil	26,995	630
		2,099
Total Common Stocks (Cost $53,869)		55,158
Preferred Stocks (6.5%)
Brazil (6.5%)
Banco Do Estado do Rio Grande do Sul Class B	85,600	936
Companhia de Bebidas das Americas ADR	20,400	551
Randon Participacoes	88,400	598
Refinaria de Petroleo IpirangaÑ*^^	173	0
Vale SA ADR	67,825	2,033
Total Preferred Stocks (Cost $3,819)		4,118
Short-Term Investments (5.2%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,294)	3,294,239	3,294
Total Investments## (98.5%) (Cost $60,982)		62,570
Cash, receivables and other assets, less liabilities (1.5%)		929
Total Net Assets (100.0%)		$63,499

See Notes to Schedule of Investments	67

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$6,933	10.9%
Commercial Banks	6,767	10.7%
Metals & Mining	4,980	7.8%
Machinery	4,241	6.7%
Wireless Telecommunication Services	3,355	5.3%
Electronic Equipment, Instruments & Components	3,126	4.9%
Chemicals	2,690	4.2%
Pharmaceuticals	2,584	4.1%
Semiconductors & Semiconductor Equipment	2,551	4.0%
Auto Components	2,101	3.3%
Media	1,887	3.0%
Food & Staples Retailing	1,867	2.9%
Software	1,402	2.2%
Insurance	1,159	1.8%
Diversified Financial Services	1,047	1.6%
Household Durables	1,033	1.6%
Transportation Infrastructure	963	1.5%
Health Care Providers & Services	960	1.5%
Computers & Peripherals	920	1.4%
Diversified Telecommunication Services	885	1.4%
Real Estate Management & Development	883	1.4%
Health Care Equipment & Supplies	674	1.1%
Specialty Retail	613	1.0%
Beverages	551	0.9%
Internet & Catalog Retail	518	0.8%
Internet Software & Services	510	0.8%
Independent Power Producers & Energy Traders	494	0.8%
Energy Equipment & Services	485	0.8%
Real Estate Investment Trusts	464	0.7%
Electrical Equipment	445	0.7%
Food Products	443	0.7%
Building Products	424	0.7%
Paper & Forest Products	381	0.6%
IT Services	367	0.6%
Gas Utilities	328	0.5%
Construction & Engineering	232	0.4%
Textiles, Apparel & Luxury Goods	13	0.0%
Other Assets—Net	4,223	6.7%
	$63,499	100.0%

See Notes to Schedule of Investments	68

Schedule of Investments Equity Income Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Philip Morris International	2.3%
2	Crescent Point Energy	2.2%
3	Cenovus Energy	2.2%
4	AMB Property	2.1%
5	Nationwide Health Properties	2.0%
6	CenterPoint Energy	2.0%
7	Total SA ADR	1.9%
8	Sanofi-Aventis ADR	1.9%
9	Unilever NV	1.9%
10	BlackRock, Inc.	1.9%

	Number of Shares	Value† (000's)
Common Stocks (81.2%)
Air Freight & Logistics (1.5%)
United Parcel Service Class B‡‡ØØ	195,000	$14,391
Beverages (1.8%)
Foster`s Group	3,032,000	17,658
Capital Markets (3.2%)
Apollo Investment	1,019,000	12,605
BlackRock, Inc.	92,000	18,767
		31,372
Diversified Financial Services (1.0%)
Warsaw Stock Exchangeñ*	563,000	9,275
Diversified Telecommunication Services (0.8%)
Chunghwa Telecom ADR	277,000	8,174
Electric Utilities (3.8%)
Exelon Corp.	322,000	13,447
Northeast Utilities	241,000	8,203
Progress Energy	339,000	15,496
		37,146
Food Products (1.9%)
Unilever NV	622,000	18,809
Gas Utilities (1.5%)
New Jersey Resources	355,000	14,850
Machinery (1.2%)
AG Growth International	207,900	11,479
Media (1.3%)
World Wrestling Entertainment Class A	957,000	12,355
Metals & Mining (3.0%)
Franco-Nevada Corp.	498,000	16,946
Royal Gold‡‡ØØ	247,000	12,256
		29,202
Multi-Utilities (9.2%)
Alliant Energy	367,000	14,452
CenterPoint Energy	1,202,000	19,064
NSTAR	179,000	8,082
PG&E Corp.‡‡ØØ	251,000	11,561

TECO Energy	906,000	$16,408
Wisconsin Energy	161,000	9,531
Xcel Energy	423,000	10,127
		89,225
Oil, Gas & Consumable Fuels (15.9%)
ARC Resources	530,000	15,522
Bonavista Energy	557,000	17,557
Cenovus Energy‡‡ØØ	545,000	21,206
CNOOC Ltd. ADR	37,400	8,540
Coal & Allied Industries	70,000	8,438
Crescent Point Energy	449,000	21,687
Enbridge Energy Management*	103,000	6,887
Kinder Morgan Management*	138,000	9,054
PetroChina Co. ADR	89,000	12,133
Spectra Energy	536,000	14,338
Total SA ADR	308,000	18,880
		154,242
Pharmaceuticals (3.5%)
Johnson & Johnson	253,000	15,544
Sanofi-Aventis ADR	544,000	18,812
		34,356
Real Estate Investment Trusts (18.9%)
AMB Property‡‡ØØ	567,000	20,627
American Assets Trust*	143,731	3,099
American Campus Communities	531,000	17,746
Ascendas Real Estate Investment Trust	6,570,000	10,332
AvalonBay Communities‡‡ØØ	114,000	13,797
Campus Crest Communities	978,113	14,007
Digital Realty Trust	251,000	14,764
Duke Realty	1,144,000	16,096
GZI REIT	10,233,000	5,466
Lippo-Mapletree Indonesia Retail Trust	19,810,000	8,255
Mapletree Logistic Trust	10,740,000	7,600

Nationwide Health Properties	462,000	$19,746
Parkway Life Real Estate Investment Trust	1,273,000	1,742
Potlatch Corp.	22,000	845
Rayonier Inc.‡‡ØØ	215,000	13,186
Weyerhaeuser Co.‡‡ØØ	655,000	15,988
		183,296
Road & Rail (1.8%)
Norfolk Southern‡‡ØØ	269,000	17,641
Semiconductors & Semiconductor Equipment (1.7%)
Microchip Technology‡‡ØØ	440,000	16,240
Thrifts & Mortgage Finance (1.7%)
New York Community Bancorp	896,000	16,719
Tobacco (2.3%)
Philip Morris International‡‡ØØ	351,000	22,036
Transportation Infrastructure (1.2%)
Singapore Airport Terminal Services	5,778,000	11,585
Water Utilities (1.3%)
Aqua America	546,000	12,296
Wireless Telecommunication Services (2.7%)
China Mobile ADR	270,000	12,763
Philippine Long Distance Telephone ADR	143,000	7,104
Taiwan Mobile	2,800,000	6,260
		26,127
Total Common Stocks (Cost $711,949)		788,474
Convertible Preferred Stocks (0.9%)
Bunge Ltd.	59,800	6,279
Vale Capital II	25,000	2,379
Total Convertible Preferred Stocks (Cost $7,241)		8,658

See Notes to Schedule of Investments	69

	Principal Amount	Value† (000's)
Convertible Bonds (11.7%)
Affiliated Managers Group, Inc., Senior Unsecured Notes, 3.95%, due 8/15/38	$2,183,000	$2,532
Bill Barrett Corp., Senior Unsecured Notes, 5.00%, due 3/15/28	3,620,000	3,738
Charles River Laboratories International, Inc., Senior Unsecured Notes, 2.25%, due 6/15/13	7,540,000	7,747
Covanta Holding Corp., Senior Unsecured Notes, 1.00%, due 2/1/27	8,000,000	7,920
Equinix, Inc., Subordinated Notes, 3.00%, due 10/15/14	6,010,000	6,363
Hologic, Inc., Senior Unsecured Notes, Step-Down, 2.00%/0.00%, due 12/15/37a	10,085,000	9,719
Host Hotels & Resorts L.P., Guaranteed Notes, 2.63%, due 4/15/27ñ	7,550,000	7,541
Iconix Brand Group, Inc., Senior Subordinated Notes, 1.88%, due 6/30/12	6,380,000	6,539
Integra Lifesciences Holdings Corp., Guaranteed Notes, 2.38%, due 6/1/12ñ	6,881,000	6,993
James River Coal Co., Senior Unsecured Notes, 4.50%, due 12/1/15ñ	2,950,000	3,289
Kinross Gold Corp., Senior Unsecured Notes, 1.75%, due 3/15/28	4,705,000	4,734
Lions Gate Entertainment Corp., Guaranteed Notes, 2.94%, due 10/15/24	2,600,000	2,584
Massey Energy Co., Guaranteed Notes, 3.25%, due 8/1/15	3,940,000	4,403
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13	7,835,000	7,620
PDL BioPharma, Inc., Senior Unsecured Notes, 2.00%, due 2/15/12	8,840,000	8,807
RTI International Metals, Inc., Guaranteed Notes, 3.00%, due 12/1/15	3,400,000	3,765
Southern Pacific Resource, Unsecured Notes, 6.00% due 6/30/16ñ	4,800,000	5,608
WebMD Health Corp., Senior Unsecured Notes, 2.50%, due 1/31/18ñ	3,600,000	3,870
Wright Medical Group, Inc., Senior Unsecured Notes, 2.63%, due 12/1/14	10,535,000	10,509
Total Convertible Bonds (Cost $107,179)		114,281
Short-Term Investments (6.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $64,908)	64,907,659	64,908
Total Investments## (100.5%) (Cost $891,277)		976,321
Liabilities, less cash, receivables and other assets‡‡ [(0.5%)]		(5,273)
Total Net Assets (100.0%)		$971,048

See Notes to Schedule of Investments	70

Schedule of Investments Focus Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Prudential Financial	5.1%
2	BlackRock, Inc.	4.9%
3	Yahoo! Inc.	4.8%
4	Covidien PLC	4.5%
5	Denbury Resources	4.4%
6	Canadian Natural Resources	4.3%
7	Schlumberger Ltd.	4.3%
8	J.P. Morgan Chase	4.2%
9	Hewlett-Packard	4.0%
10	Target Corp.	3.8%

	Number of Shares	Value† (000's)
Common Stocks (98.2%)
Aerospace & Defense (4.6%)
Honeywell International	240,000	$13,898
Rockwell Collins	230,000	14,821
		28,719
Biotechnology (3.7%)
Amgen Inc.*	450,000	23,098
Capital Markets (6.8%)
BlackRock, Inc.	150,000	30,599
Goldman Sachs Group	72,000	11,792
		42,391
Chemicals (3.7%)
Air Products & Chemicals	250,000	23,000
Commercial Services & Supplies (1.8%)
Tetra Tech*	475,000	11,162
Computers & Peripherals (7.4%)
Apple, Inc.*	60,000	21,193
Hewlett-Packard	575,000	25,087
		46,280
Diversified Financial Services (4.2%)
J.P. Morgan Chase	560,000	26,146
Electric Utilities (3.2%)
NextEra Energy	360,000	19,969
Energy Equipment & Services (4.3%)
Schlumberger Ltd.	285,000	26,625
Food & Staples Retailing (1.1%)
Wal-Mart Stores	125,000	6,498
Health Care Equipment & Supplies (4.5%)
Covidien PLC	540,000	27,783
Health Care Providers & Services (2.4%)
Express Scripts*	270,000	15,179
Household Products (2.4%)
Colgate-Palmolive	190,000	14,919
Insurance (5.1%)
Prudential Financial	485,000	31,928
Internet Software & Services (4.8%)
Yahoo! Inc.*	1,835,000	30,094

Leisure Equipment & Products (2.1%)
Mattel Inc.	525,000	$13,156
Machinery (3.5%)
Deere & Co.	80,000	7,212
Ingersoll-Rand PLC	320,000	14,496
		21,708
Media (5.2%)
Comcast Corp. Class A Special	710,000	17,267
Omnicom Group	300,000	15,270
		32,537
Multiline Retail (3.8%)
Target Corp.	450,000	23,647
Oil, Gas & Consumable Fuels (9.5%)
Canadian Natural Resources	535,000	26,910
Denbury Resources*	1,130,000	27,380
Occidental Petroleum	50,000	5,099
		59,389
Pharmaceuticals (3.2%)
Pfizer Inc.	1,045,000	20,106
Semiconductors & Semiconductor Equipment (4.5%)
First Solar*	85,000	12,528
NXP Semiconductors*	490,000	15,656
		28,184
Software (2.5%)
Activision Blizzard*	1,000,000	11,120
Microsoft Corp.	170,000	4,519
		15,639
Specialty Retail (1.3%)
Chico's FAS	600,000	8,244
Tobacco (2.6%)
Philip Morris International	260,000	16,323
Total Common Stocks (Cost $524,787)		612,724

Short-Term Investments (1.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $10,590)	10,589,717	$10,590
Total Investments## (99.9%) (Cost $535,377)		623,314
Cash, receivables and other assets, less liabilities (0.1%)		453
Total Net Assets (100.0%)		$623,767

See Notes to Schedule of Investments	71

Schedule of Investments Genesis Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Compass Minerals International	2.9%
2	AptarGroup Inc.	2.6%
3	Church & Dwight	2.4%
4	Concho Resources	2.4%
5	Solera Holdings	2.0%
6	CARBO Ceramics	2.0%
7	Oceaneering International	2.0%
8	MICROS Systems	1.8%
9	CLARCOR Inc.	1.7%
10	IDEXX Laboratories	1.5%

	Number of Shares	Value† (000's)
Common Stocks (95.9%)
Aerospace & Defense (1.1%)
Alliant Techsystems	1,389,562	$100,285
American Science & Engineering	322,141	30,281
		130,566
Air Freight & Logistics (0.4%)
Forward Air^	1,703,500	50,475
Auto Components (0.8%)
Gentex Corp.	3,101,249	93,906
Beverages (0.8%)
Boston Beer Class A*^	1,015,219	94,233
Capital Markets (1.0%)
Eaton Vance	1,066,900	33,394
Federated Investors	420,200	11,580
Greenhill & Co.	661,200	47,494
Waddell & Reed Financial Class A	774,461	31,273
		123,741
Chemicals (2.6%)
Balchem Corp.	1,050,300	37,811
Hawkins, Inc.	302,473	11,576
Intrepid Potash*	3,611,699	139,412
LSB Industries*	98,500	2,982
RPM International	2,441,944	56,091
Sensient Technologies	1,792,327	59,828
		307,700
Commercial Banks (3.0%)
Bank of Hawaii	1,571,100	74,093
BOK Financial	1,085,794	55,755
Cullen/Frost Bankers	1,468,100	85,972
First Financial Bankshares	808,401	40,582
Westamerica Bancorp^	2,115,143	109,099
		365,501
Commercial Services & Supplies (4.6%)
Copart, Inc.*	2,851,131	119,776

Healthcare Services Group^	5,901,581	$104,871
Ritchie Bros. Auctioneers	4,132,010	105,366
Rollins, Inc.	6,736,720	132,175
United Stationers*^	1,392,331	93,871
		556,059
Construction & Engineering (0.5%)
Layne Christensen*^	1,664,921	55,558
Containers & Packaging (3.1%)
AptarGroup Inc.^	6,420,300	309,266
Silgan Holdings	1,691,383	61,702
		370,968
Diversified Consumer Services (2.0%)
Capella Education*^	861,574	49,687
Hillenbrand, Inc.	2,567,996	55,854
Matthews International Class A^	1,841,838	68,424
Strayer Education	517,302	71,098
		245,063
Diversified Financial Services (0.2%)
Pico Holdings*	832,572	24,736
Electronic Equipment, Instruments & Components (1.2%)
Trimble Navigation*	2,906,642	142,861
Energy Equipment & Services (5.5%)
CARBO Ceramics^	1,932,500	239,572
Lufkin Industries^	1,738,520	135,865
Natural Gas Services Group*	597,500	11,556
Oceaneering International*^	2,837,512	237,301
Pason Systems	2,592,215	39,554
		663,848
Food & Staples Retailing (1.5%)
Ruddick Corp.^	4,893,567	179,594

Food Products (1.5%)
Darling International*	1,367,800	$18,999
Flowers Foods	1,930,000	51,338
J & J Snack Foods^	1,236,746	54,380
Lancaster Colony	928,656	53,602
		178,319
Gas Utilities (2.2%)
New Jersey Resources^	2,099,100	87,806
Northwest Natural Gas	899,900	42,295
South Jersey Industries^	1,510,244	82,852
WGL Holdings	1,190,395	45,235
		258,188
Health Care Equipment & Supplies (7.2%)
Abaxis, Inc.*^	1,207,500	32,023
American Medical Systems Holdings*^	6,273,565	137,454
DENTSPLY International	2,044,800	76,414
Haemonetics Corp.*^	2,670,900	164,661
IDEXX Laboratories*	2,390,962	185,778
Immucor Inc.*	2,929,791	57,043
Meridian Bioscience^	2,166,797	46,738
Sirona Dental Systems*	2,225,826	112,315
West Pharmaceutical Services	1,368,532	56,260
Wright Medical Group*	37,374	592
		869,278
Health Care Providers & Services (4.6%)
AmSurg Corp.*^	1,807,334	42,707
Henry Schein*	2,454,140	169,287
Landauer, Inc.^	769,350	48,392
MWI Veterinary Supply*^	1,135,029	78,567
Patterson Companies	3,143,500	104,930

See Notes to Schedule of Investments	72

	Number of Shares	Value† (000's)
PSS World Medical*	1,983,515	$51,611
VCA Antech*	2,215,605	55,479
		550,973
Health Care Technology (0.8%)
Quality Systems	1,142,205	91,262
Hotels, Restaurants & Leisure (0.5%)
Brinker International	2,769,300	65,466
Household Durables (0.2%)
Leggett & Platt	1,285,100	29,634
Household Products (2.4%)
Church & Dwight^	3,842,655	289,890
Industrial Conglomerates (0.8%)
Raven Industries^	1,867,176	101,313
Insurance (3.9%)
Brown & Brown	1,283,870	33,560
Hanover Insurance Group	1,248,284	58,008
Harleysville Group^	1,924,130	70,327
HCC Insurance Holdings	1,286,400	40,058
Infinity Property & Casualty	124,200	7,540
RenaissanceRe Holdings	1,431,153	95,916
RLI Corp.^	1,301,207	74,702
Safety Insurance Group^	949,849	45,707
Validus Holdings	1,278,700	39,576
		465,394
Internet & Catalog Retail (0.2%)
PetMed Express^	1,378,539	20,526
IT Services (2.0%)
Forrester Research^	1,401,053	50,690
Jack Henry & Associates	2,054,953	65,573
ManTech International Class A*^	2,310,200	99,801
NCI, Inc. Class A*	349,799	8,010
Syntel, Inc.	362,062	19,063
		243,137
Leisure Equipment & Products (0.9%)
Polaris Industries	1,360,460	102,647
Life Science Tools & Services (2.8%)
Dionex Corp.*^	1,010,319	119,036
ICON PLC ADR*^	3,798,000	75,542

Pharmaceutical Product Development	4,019,800	$110,424
Techne Corp.	417,000	29,895
		334,897
Machinery (9.9%)
AG Growth International^	1,394,200	76,980
Badger Meter	189,100	7,434
Chart Industries*	139,412	6,328
CLARCOR Inc.^	5,041,322	207,400
Donaldson Co.	2,612,800	147,101
Graco Inc.	871,017	35,459
Industrea Ltd.	7,863,446	10,728
International Mining Machinery Holdings*	2,977,500	2,179
Joy Global	1,045,700	101,830
Lincoln Electric Holdings	472,582	33,733
Lindsay Corp.^	1,245,350	87,934
Nordson Corp.	1,459,404	158,944
Toro Co.	711,794	44,416
Valmont Industries	1,049,204	107,103
Wabtec Corp.^	2,862,200	162,458
		1,190,027
Metals & Mining (4.2%)
Alamos Gold	3,514,200	60,612
Compass Minerals International^	3,776,600	352,999
Major Drilling Group International^	1,978,600	89,632
		503,243
Office Electronics (0.9%)
Zebra Technologies Class A*	2,792,370	104,211
Oil, Gas & Consumable Fuels (11.1%)
Abraxas Petroleum*	2,989,000	17,844
Brigham Exploration*	3,087,828	112,953
Cabot Oil & Gas	2,741,200	125,163
Concho Resources*	2,676,592	285,111
Denbury Resources*	5,886,169	142,622
Gulfport Energy*	344,400	10,191
Kodiak Oil & Gas*	2,991,137	22,643
Legacy Oil + Gas*ñ	100,000	1,713
Legacy Oil + Gas*	1,292,600	22,109
Northern Oil and Gas*	1,799,040	57,155
Petrobank Energy and Resources*	3,173,800	81,535

Petrominerales Ltd.	1,949,328	$80,546
Resolute Energy*	1,589,162	28,811
SM Energy	2,026,300	146,846
Southwestern Energy*	3,178,600	125,491
Vermilion Energy	1,304,100	68,465
		1,329,198
Other (1.0%)
SPDR Gold Trust*	859,000	118,302
Professional Services (0.4%)
Exponent, Inc.*^	1,191,735	46,895
Road & Rail (0.0%)
Genesee & Wyoming*	25,000	1,302
Semiconductors & Semiconductor Equipment (0.6%)
GT Solar International*^	6,427,000	68,705
Hittite Microwave*	106,100	6,512
		75,217
Software (5.9%)
Blackbaud, Inc.^	3,985,603	106,057
Computer Modelling Group	506,400	13,296
FactSet Research Systems	1,295,900	135,914
MICROS Systems*^	4,498,542	214,311
Solera Holdings^	4,762,253	243,256
		712,834
Specialty Retail (1.4%)
Hibbett Sports*^	1,947,463	61,170
Leon's Furniture	863,700	12,624
Sally Beauty Holdings*	802,108	10,403
Tractor Supply	1,618,600	84,280
		168,477
Thrifts & Mortgage Finance (0.7%)
BankUnited*	356,300	10,101
Brookline Bancorp^	3,996,990	41,529
Capitol Federal Financial	718,352	9,080
Oritani Financial	2,074,500	26,699
		87,409
Trading Companies & Distributors (0.8%)
Applied Industrial Technologies	703,500	22,540

See Notes to Schedule of Investments	73

	Number of Shares	Value† (000's)
MSC Industrial Direct Class A	880,700	$55,651
Richelieu Hardware	586,800	18,307
		96,498
Water Utilities (0.7%)
American States Water	861,311	28,889
Aqua America	2,306,935	51,952
		80,841
Total Common Stocks (Cost $6,771,927)		11,520,187
Short-Term Investments (3.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $425,634)	425,634,383	425,634
Total Investments## (99.5%) (Cost $7,197,561)		11,945,821
Cash, receivables and other assets, less liabilities (0.5%)		63,580
Total Net Assets (100.0%)		$12,009,401

See Notes to Schedule of Investments	74

Schedule of Investments Guardian Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Danaher Corp.	4.8%
2	Texas Instruments	4.5%
3	BG Group PLC	4.4%
4	Newfield Exploration	4.3%
5	Charles Schwab	4.2%
6	Schlumberger Ltd.	4.1%
7	Procter & Gamble	3.9%
8	Yahoo! Inc.	3.5%
9	Covidien PLC	3.4%
10	C.R. Bard	3.3%

	Number of Shares	Value† (000's)
Common Stocks (97.9%)
Beverages (2.1%)
Coca-Cola	412,800	$26,386
Capital Markets (10.1%)
Bank of New York Mellon	1,210,858	36,798
BlackRock, Inc.	172,900	35,270
Charles Schwab	2,751,355	52,193
		124,261
Commercial Services & Supplies (2.8%)
Republic Services	1,178,900	34,907
Electronic Equipment, Instruments & Components (6.1%)
Anixter International	537,585	38,502
National Instruments	1,192,431	37,120
		75,622
Energy Equipment & Services (6.1%)
Cameron International*	422,225	24,966
Schlumberger Ltd.	536,580	50,127
		75,093
Food & Staples Retailing (2.1%)
Costco Wholesale	340,000	25,429
Food Products (2.1%)
J.M. Smucker	381,095	26,235
Health Care Equipment & Supplies (6.7%)
C.R. Bard	422,100	41,264
Covidien PLC	817,875	42,080
		83,344
Household Products (3.9%)
Procter & Gamble	769,475	48,515
Industrial Conglomerates (3.1%)
3M Co.	416,125	38,379
Industrial Gases (1.9%)
Praxair, Inc.	239,331	23,785
Insurance (4.6%)
Markel Corp.*	51,355	21,346
Progressive Corp.	1,679,950	34,993
		56,339

Internet Software & Services (3.5%)
Yahoo! Inc.*	2,638,850	$43,277
IT Services (4.0%)
MasterCard, Inc. Class A	122,590	29,490
SAIC, Inc.*	1,249,406	20,416
		49,906
Machinery (4.8%)
Danaher Corp.	1,161,754	58,785
Media (5.3%)
Comcast Corp. Class A Special	1,290,050	31,374
Scripps Networks Interactive Class A	645,310	33,517
		64,891
Multiline Retail (3.0%)
Target Corp.	700,850	36,830
Oil, Gas & Consumable Fuels (8.7%)
BG Group PLC	2,232,294	54,307
Newfield Exploration*	728,000	52,991
		107,298
Pharmaceuticals (6.0%)
Hospira, Inc.*	704,845	37,251
Roche Holding AG	243,577	36,729
		73,980
Road & Rail (1.5%)
Canadian National Railway	254,335	18,635
Semiconductors & Semiconductor Equipment (7.5%)
Altera Corp.	905,974	37,924
Texas Instruments	1,549,775	55,188
		93,112
Software (0.2%)
Sourcefire Inc.*	101,900	2,762
Trading Companies & Distributors (1.8%)
W.W. Grainger	168,990	22,511
Total Common Stocks (Cost $905,976)		1,210,282

Short-Term Investments (2.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $25,674)	25,674,278	$25,674
Total Investments## (100.0%) (Cost $931,650)		1,235,956
Cash, receivables and other assets, less liabilities (0.0%)		578
Total Net Assets (100.0%)		$1,236,534

See Notes to Schedule of Investments	75

Schedule of Investments International Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.1%
2	Sulzer AG	Switzerland	Machinery	2.0%
3	Chemring Group	United Kingdom	Aerospace & Defense	1.8%
4	Jupiter Telecommunications	Japan	Media	1.8%
5	Hyundai Mobis	Korea	Auto Components	1.8%
6	Silver Wheaton	Canada	Metals & Mining	1.7%
7	Experian Group	United Kingdom	Professional Services	1.6%
8	Nippon Electric Glass	Japan	Electronic Equipment, Instruments & Components	1.6%
9	Nutreco Holding	Netherlands	Food Products	1.5%
10	MacDonald, Dettwiler	Canada	Software	1.5%

	Number of Shares	Value† (000's)
Common Stocks (98.0%)
Australia (1.0%)
Fortescue Metals Group*	261,700	$1,769
Whitehaven Coal	241,065	1,662
		3,431
Austria (0.7%)
Vienna Insurance Group Wiener Staedtische Versicherung	44,210	2,539
Belgium (3.7%)
Ageas	192,640	612
Anheuser-Busch InBev	35,729	1,993
Colruyt SA	50,240	2,525
Omega Pharma	66,385	3,205
Telenet Group Holding	104,818	4,701
		13,036
Brazil (3.0%)
Banco Santander Brasil ADR	205,900	2,508
HRT Participacoes em Petroleo*	1,700	1,916
Porto Seguro	240,700	3,834
TOTVS SA	23,505	2,217
		10,475
Canada (7.1%)
Bankers Petroleum*	266,200	2,584
Corus Entertainment, B Shares	144,632	3,269
Eldorado Gold	177,900	3,030
MacDonald, Dettwiler*	95,625	5,150
Neo Material Technologies*	339,100	3,009
Silver Wheaton*	137,300	5,836
Vermilion Energy	32,200	1,692
		24,570

Chile (1.2%)
Sociedad Quimica y Minera de Chile ADR, B Shares	75,380	$3,994
China (2.2%)
Bank of China, H Shares	6,367,400	3,344
China Liansu Group Holdings*	3,475,600	2,887
China Vanke, B Shares	1,157,989	1,355
		7,586
Denmark (2.6%)
Novo Nordisk Class B	31,614	3,982
Sydbank AS*	76,765	1,989
Trygvesta AS	60,460	3,148
		9,119
Egypt (0.6%)
Centamin Egypt*	1,128,900	2,196
France (7.1%)
Alcatel-Lucent*	885,595	4,384
Arkema	49,387	3,608
BNP Paribas	46,275	3,613
Cie Generale des Etablissements Michelin Class B	22,545	1,835
CNP Assurances	113,436	2,515
Eutelsat Communications	93,023	3,712
Sodexo	74,025	5,094
		24,761
Germany (6.0%)
Brenntag AG*	37,025	3,870
Deutsche Boerse	55,974	4,298
Fresenius Medical Care	72,468	4,798
Linde AG	29,384	4,485
Tognum AG	139,057	3,494
		20,945

Hong Kong (2.0%)
China Mobile ADR	60,165	$2,844
CNOOC Ltd.	1,172,000	2,655
Kerry Properties	307,000	1,486
		6,985
India (0.7%)
Bank of Baroda	126,700	2,433
Ireland (0.8%)
DCC PLC	82,096	2,639
Israel (0.6%)
Teva Pharmaceutical Industries ADR	40,900	2,049
Japan (12.7%)
Brother Industries	249,300	3,925
Circle K Sunkus	163,500	2,754
Jupiter Telecommunications	5,815	6,255
KDDI Corp.	570	3,693
Kenedix Realty Investment	823	3,883
Makita Corp.	72,700	3,062
Nifco, Inc.	131,700	3,547
Nihon Kohden	171,900	3,761
Nippon Electric Glass	330,300	5,499
Sankyo Co.	51,100	2,889
Sundrug Co.	105,800	3,161
Zeon Corp.	181,800	1,856
		44,285
Korea (2.6%)
Hyundai Mobis	26,327	6,123
Samsung Electronics	3,554	2,907
		9,030
Netherlands (9.7%)
Akzo Nobel	63,516	4,319
Fugro NV	57,751	4,858
Koninklijke Ahold	291,449	3,912
Nutreco Holding	70,144	5,188
Sligro Food Group	110,178	3,664
TNT NV	155,136	4,075
Unilever NV	146,929	4,431

See Notes to Schedule of Investments	76

	Number of Shares	Value† (000's)
USG People*	154,070	$3,149
		33,596
Norway (2.3%)
DnB NOR	320,845	4,962
Prosafe ASA	409,570	3,086
		8,048
South Africa (1.0%)
MTN Group	195,802	3,456
Sweden (0.5%)
Elekta AB, B Shares	49,595	1,892
Switzerland (8.9%)
Bucher Industries	17,698	3,840
Credit Suisse Group	80,784	3,737
Givaudan SA	4,252	4,238
Nestle SA	64,682	3,662
Roche Holding	25,723	3,879
SGS SA	2,716	4,727
Sulzer AG	45,466	7,051
		31,134
United Kingdom (21.0%)
Amlin PLC	676,757	4,263
Antofagasta PLC	144,627	3,308
Avanti Communications Group*	50,548	416
Avanti Communications Groupñ*	117,100	962
BG Group	185,425	4,511
Chemring Group	119,214	6,351
Experian Group	445,314	5,647
Fidessa Group	67,484	1,810
HSBC Holdings	297,984	3,457
Informa PLC	372,732	2,634
Jazztel PLC*	536,505	2,857
Jazztel PLCñ*	161,400	860
Mitie Group	1,016,225	3,334
Reed Elsevier	379,642	3,391
Rio Tinto ADR	47,900	3,405
RPS Group	864,934	2,802
Smith & Nephew	167,775	1,940
Subsea 7	123,663	3,178
Synergy Health	137,248	1,928
Travis Perkins	121,930	1,972
Tullow Oil	125,375	2,927
Vodafone Group	2,619,398	7,422
Willis Group Holdings	98,800	3,842
		73,217
Total Common Stocks (Cost $259,103)		341,416
Preferred Stocks (0.0%)
Brazil (0.0%)
Refinaria de Petroleo IpirangaÑ*^^ (Cost $9)	19,056	12

Rights (0.0%)
Belgium (0.0%)
Ageas VVPR Strip*	192,640	$0
Anheuser-Busch InBev VVPR Strip*	177,256	1
Total Rights (Cost $0)		1
Warrants (0.0%)
Italy (0.0%)
UBI Banca* (Cost $0)	165,350	0
Short-Term Investments (2.5%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $8,474)	8,474,255	8,474
Total Investments## (100.5%) (Cost $267,586)		349,903
Liabilities, less cash, receivables and other assets [(0.5%)]		(1,602)
Total Net Assets (100.0%)		$348,301

See Notes to Schedule of Investments	77

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$25,509	7.3%
Commercial Banks	22,306	6.4%
Insurance	20,753	6.0%
Metals & Mining	19,544	5.6%
Media	19,261	5.5%
Oil, Gas & Consumable Fuels	17,947	5.2%
Wireless Telecommunication Services	17,415	5.0%
Food & Staples Retailing	16,016	4.6%
Machinery	13,953	4.0%
Professional Services	13,523	3.9%
Food Products	13,281	3.8%
Auto Components	11,505	3.3%
Energy Equipment & Services	11,122	3.2%
Health Care Equipment & Supplies	10,798	3.1%
Pharmaceuticals	9,910	2.8%
Diversified Telecommunication Services	9,796	2.8%
Software	9,177	2.6%
Health Care Providers & Services	6,726	1.9%
Aerospace & Defense	6,351	1.8%
Commercial Services & Supplies	6,136	1.8%
Trading Companies & Distributors	5,842	1.7%
Electronic Equipment, Instruments & Components	5,499	1.6%
Hotels, Restaurants & Leisure	5,094	1.5%
Communications Equipment	4,384	1.3%
Diversified Financial Services	4,298	1.2%
Air Freight & Logistics	4,075	1.2%
Office Electronics	3,925	1.1%
Real Estate Investment Trusts	3,883	1.1%
Capital Markets	3,737	1.1%
Electrical Equipment	3,494	1.0%
Semiconductors & Semiconductor Equipment	2,907	0.8%
Leisure Equipment & Products	2,889	0.8%
Building Products	2,887	0.8%
Real Estate Management & Development	2,841	0.8%
Industrial Conglomerates	2,639	0.8%
Beverages	1,994	0.6%
Consumer Discretionary	12	0.0%
Short-Term Investments and Other Assets—Net	6,872	2.0%
	$348,301	100.0%

See Notes to Schedule of Investments	78

Schedule of Investments International Institutional Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.1%
2	Sulzer AG	Switzerland	Machinery	2.0%
3	Chemring Group	United Kingdom	Aerospace & Defense	1.8%
4	Jupiter Telecommunications	Japan	Media	1.7%
5	Hyundai Mobis	Korea	Auto Components	1.7%
6	Silver Wheaton	Canada	Metals & Mining	1.6%
7	Experian Group	United Kingdom	Professional Services	1.6%
8	Nippon Electric Glass	Japan	Electronic Equipment, Instruments & Components	1.5%
9	Nutreco Holding	Netherlands	Food Products	1.5%
10	MacDonald, Dettwiler	Canada	Software	1.4%

	Number of Shares	Value† (000's)
Common Stocks (95.0%)
Australia (1.0%)
Fortescue Metals Group*	146,700	$992
Whitehaven Coal	141,560	976
		1,968
Austria (0.7%)
Vienna Insurance Group Wiener Staedtische Versicherung	25,960	1,491
Belgium (3.5%)
Anheuser-Busch InBev	20,983	1,170
Colruyt SA	29,505	1,483
Omega Pharma	38,180	1,844
Telenet Group Holding	61,550	2,760
		7,257
Brazil (2.9%)
Banco Santander Brasil ADR	119,600	1,457
HRT Participacoes em Petroleo*	1,000	1,127
Porto Seguro	141,300	2,250
TOTVS SA	13,740	1,296
		6,130
Canada (6.9%)
Bankers Petroleum*	156,300	1,517
Corus Entertainment, B Shares	84,944	1,920
Eldorado Gold	104,500	1,780
MacDonald, Dettwiler*	56,194	3,026
Neo Material Technologies*	199,200	1,767
Silver Wheaton*	80,700	3,431
Vermilion Energy	18,900	993
		14,434

Chile (1.1%)
Sociedad Quimica y Minera de Chile ADR, B Shares	44,205	$2,343
China (2.1%)
Bank of China, H Shares	3,757,600	1,973
China Liansu Group Holdings*	2,019,000	1,677
China Vanke, B Shares	680,000	796
		4,446
Denmark (2.5%)
Novo Nordisk Class B	18,565	2,338
Sydbank AS*	44,600	1,156
Trygvesta AS	35,506	1,849
		5,343
Egypt (0.6%)
Centamin Egypt*	662,900	1,289
France (6.9%)
Alcatel-Lucent*	518,673	2,567
Arkema	29,000	2,119
BNP Paribas	27,174	2,122
Cie Generale des Etablissements Michelin Class B	13,240	1,078
CNP Assurances	66,614	1,477
Eutelsat Communications	54,624	2,180
Sodexo	43,470	2,991
		14,534
Germany (5.8%)
Brenntag AG*	21,500	2,247
Deutsche Boerse	32,869	2,524
Fresenius Medical Care	42,098	2,787
Linde AG	17,015	2,597
Tognum AG	80,785	2,030
		12,185

Hong Kong (2.0%)
China Mobile ADR	35,270	$1,667
CNOOC Ltd.	688,000	1,558
Kerry Properties	180,500	874
		4,099
India (0.6%)
Bank of Baroda	65,200	1,252
Ireland (0.7%)
DCC PLC	48,242	1,551
Israel (0.5%)
Teva Pharmaceutical Industries ADR	23,100	1,157
Japan (12.4%)
Brother Industries	146,400	2,305
Circle K Sunkus	96,000	1,617
Jupiter Telecommunications	3,403	3,661
KDDI Corp.	333	2,158
Kenedix Realty Investment	482	2,274
Makita Corp.	42,700	1,798
Nifco, Inc.	77,300	2,082
Nihon Kohden	101,000	2,210
Nippon Electric Glass	193,900	3,228
Sankyo Co.	30,000	1,696
Sundrug Co.	62,100	1,855
Zeon Corp.	106,000	1,082
		25,966
Korea (2.5%)
Hyundai Mobis	15,459	3,595
Samsung Electronics	2,086	1,706
		5,301
Netherlands (9.4%)
Akzo Nobel	37,300	2,536
Fugro NV	33,914	2,853
Koninklijke Ahold	171,146	2,297
Nutreco Holding	41,191	3,047
Sligro Food Group	65,001	2,162
TNT NV	91,097	2,393
Unilever NV	85,816	2,588

See Notes to Schedule of Investments	79

	Number of Shares	Value† (000's)
USG People*	90,475	$1,849
		19,725
Norway (2.3%)
DnB NOR	188,409	2,914
Prosafe ASA	240,510	1,812
		4,726
South Africa (1.0%)
MTN Group	114,981	2,030
Sweden (0.5%)
Elekta AB, B Shares	29,125	1,111
Switzerland (8.7%)
Bucher Industries	10,201	2,213
Credit Suisse Group	47,163	2,182
Givaudan SA	2,462	2,454
Nestle SA	37,778	2,139
Roche Holding	15,104	2,278
SGS SA	1,597	2,779
Sulzer AG	26,700	4,141
		18,186
United Kingdom (20.4%)
Amlin PLC	397,411	2,503
Antofagasta PLC	84,927	1,942
Avanti Communications Group*	41,126	338
Avanti Communications Groupñ*	57,319	471
BG Group	108,195	2,632
Chemring Group	70,003	3,729
Experian Group	261,502	3,316
Fidessa Group	39,625	1,063
HSBC Holdings	174,801	2,028
Informa PLC	218,878	1,547
Jazztel PLC*	330,530	1,761
Jazztel PLCñ*	79,300	422
Mitie Group	590,380	1,937
Reed Elsevier	222,933	1,991
Rio Tinto ADR	28,100	1,997
RPS Group	467,265	1,514
Smith & Nephew	97,951	1,133
Subsea 7	72,617	1,866
Synergy Health	76,600	1,076
Travis Perkins	71,520	1,157
Tullow Oil	73,624	1,719
Vodafone Group	1,538,172	4,358
Willis Group Holdings	58,000	2,256
		42,756
Total Common Stocks (Cost $158,228)		199,280
Rights (0.0%)
Belgium (0.0%)
Ageas VVPR Strip*	77,074	0
Anheuser-Busch InBev VVPR Strip*	101,696	1
Total Rights (Cost $0)		1

Warrants (0.0%)
Italy (0.0%)
UBI Banca* (Cost $0)	89,730	$0
Short-Term Investments (5.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $10,600)	10,600,067	10,600
Total Investments## (100.1%) (Cost $168,828)		209,881
Liabilities, less cash, receivables and other assets [(0.1%)]		(222)
Total Net Assets (100.0%)		$209,659

See Notes to Schedule of Investments	80

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL INSTITUTIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$14,898	7.1%
Commercial Banks	12,902	6.2%
Insurance	11,826	5.6%
Metals & Mining	11,431	5.5%
Media	11,299	5.4%
Oil, Gas & Consumable Fuels	10,522	5.0%
Wireless Telecommunication Services	10,213	4.9%
Food & Staples Retailing	9,414	4.5%
Machinery	8,152	3.9%
Professional Services	7,944	3.8%
Food Products	7,774	3.7%
Auto Components	6,755	3.2%
Energy Equipment & Services	6,531	3.1%
Health Care Equipment & Supplies	6,298	3.0%
Pharmaceuticals	5,773	2.8%
Diversified Telecommunication Services	5,752	2.7%
Software	5,385	2.6%
Health Care Providers & Services	3,863	1.8%
Aerospace & Defense	3,729	1.8%
Commercial Services & Supplies	3,451	1.7%
Trading Companies & Distributors	3,404	1.6%
Electronic Equipment, Instruments & Components	3,228	1.5%
Hotels, Restaurants & Leisure	2,991	1.4%
Communications Equipment	2,567	1.2%
Diversified Financial Services	2,524	1.2%
Air Freight & Logistics	2,393	1.1%
Office Electronics	2,305	1.1%
Real Estate Investment Trusts	2,274	1.1%
Capital Markets	2,182	1.0%
Electrical Equipment	2,030	1.0%
Semiconductors & Semiconductor Equipment	1,706	0.8%
Leisure Equipment & Products	1,696	0.8%
Building Products	1,677	0.8%
Real Estate Management & Development	1,670	0.8%
Industrial Conglomerates	1,551	0.7%
Beverages	1,171	0.6%
Short-Term Investments and Other Assets—Net	10,378	5.0%
	$209,659	100.0%

See Notes to Schedule of Investments	81

Schedule of Investments International Large Cap Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.6%
2	Hyundai Mobis	Korea	Auto Components	2.2%
3	Silver Wheaton	Canada	Metals & Mining	2.1%
4	Sulzer AG	Switzerland	Machinery	2.1%
5	Experian Group	United Kingdom	Professional Services	2.1%
6	Schneider Electric	France	Electrical Equipment	2.1%
7	Jupiter Telecommunications	Japan	Media	2.0%
8	Nippon Electric Glass	Japan	Electronic Equipment, Instruments & Components	1.9%
9	SGS SA	Switzerland	Professional Services	1.8%
10	Fugro NV	Netherlands	Energy Equipment & Services	1.7%

	Number of Shares	Value† (000's)
Common Stocks (95.1%)
Australia (1.2%)
Fortescue Metals Group*	212,700	$1,438
Whitehaven Coal	136,300	939
		2,377
Austria (1.0%)
Vienna Insurance Group Wiener Staedtische Versicherung	34,470	1,980
Belgium (2.5%)
Anheuser-Busch InBev	29,467	1,643
Colruyt SA	43,545	2,189
Telenet Group Holding	25,983	1,165
		4,997
Brazil (2.7%)
Banco Santander Brasil ADR	151,100	1,840
HRT Participacoes em Petroleo*	1,300	1,465
Porto Seguro	141,500	2,254
		5,559
Canada (5.6%)
Bankers Petroleum*	195,400	1,896
Cenovus Energy	56,844	2,209
Eldorado Gold	100,600	1,714
Silver Wheaton*	102,700	4,366
Vermilion Energy	22,900	1,203
		11,388
Chile (1.4%)
Sociedad Quimica y Minera de Chile ADR, B Shares	54,245	2,874
China (1.3%)
Bank of China, H Shares	3,612,700	1,897

China Vanke, B Shares	681,400	$797
		2,694
Denmark (3.4%)
Jyske Bank*	27,600	1,190
Novo Nordisk Class B	27,867	3,510
Trygvesta AS	42,615	2,219
		6,919
Egypt (0.6%)
Centamin Egypt*	638,800	1,243
France (8.4%)
Alcatel-Lucent*	610,586	3,022
BNP Paribas	25,846	2,018
Cie Generale des Etablissements Michelin Class B	12,700	1,034
CNP Assurances	64,195	1,424
Eutelsat Communications	65,545	2,615
Schneider Electric	25,406	4,204
Sodexo	41,764	2,874
		17,191
Germany (9.0%)
Brenntag AG*	19,800	2,070
Deutsche Boerse	39,282	3,016
Fresenius Medical Care	48,800	3,231
Linde AG	16,740	2,555
SAP AG ADR	40,685	2,457
Siemens AG	22,711	3,059
Tognum AG	77,376	1,944
		18,332
Hong Kong (2.6%)
China Mobile ADR	41,815	1,977
CNOOC Ltd.	876,000	1,984
Kerry Properties	260,500	1,261
		5,222
India (0.6%)
Bank of Baroda	64,900	1,246

Israel (0.5%)
Teva Pharmaceutical Industries ADR	19,800	$992
Japan (8.1%)
Brother Industries	106,300	1,674
Jupiter Telecommunications	3,776	4,062
KDDI Corp.	402	2,604
Makita Corp.	54,300	2,287
Nippon Electric Glass	228,400	3,803
Sankyo Co.	37,720	2,132
		16,562
Korea (4.5%)
Hyundai Mobis	18,940	4,405
KT Corp. ADR	64,800	1,282
Samsung Electronics	2,664	2,179
Samsung SDI	8,600	1,269
		9,135
Malaysia (0.8%)
Axiata Group Berhad*	966,800	1,547
Netherlands (8.0%)
Akzo Nobel	50,530	3,435
Fugro NV	41,758	3,513
Koninklijke Ahold	201,040	2,699
Koninklijke Philips Electronics	31,400	1,025
TNT NV	100,630	2,643
Unilever NV	100,155	3,021
		16,336
Norway (1.7%)
DnB NOR	218,793	3,383
South Africa (1.2%)
MTN Group	137,971	2,435
Sweden (0.5%)
Elekta AB, B Shares	28,235	1,077
Switzerland (10.4%)
Credit Suisse Group	45,565	2,108
Givaudan SA	3,163	3,152

See Notes to Schedule of Investments	82

	Number of Shares	Value† (000's)
Nestle SA	45,928	$2,600
Novartis AG	43,326	2,430
Roche Holding	18,141	2,735
SGS SA	2,142	3,728
Sulzer AG	27,756	4,305
		21,058
United Kingdom (19.1%)
Amlin PLC	453,416	2,856
Antofagasta PLC	106,206	2,429
BG Group	125,675	3,057
Experian Group	336,364	4,265
HSBC Holdings	168,916	1,960
Informa PLC	350,056	2,474
Reed Elsevier	266,484	2,381
Rio Tinto ADR	35,300	2,509
Sage Group	449,125	2,076
Smith & Nephew	94,632	1,095
Tesco PLC	310,798	2,042
Travis Perkins	68,205	1,103
Tullow Oil	114,896	2,682
Vodafone Group	1,858,717	5,267
Willis Group Holdings	68,200	2,652
		38,848
Total Common Stocks (Cost $155,515)		193,395
Rights (0.0%)
Belgium (0.0%)
Ageas VVPR Strip*	23,964	0
Anheuser-Busch InBev VVPR Strip*	63,890	1
Total Rights (Cost $0)		1
Warrants (0.0%)
Italy (0.0%)
UBI Banca* (Cost $0)	48,665	0
Short-Term Investments (5.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $10,136)	10,136,317	10,136
Total Investments## (100.1%) (Cost $165,651)		203,532
Liabilities, less cash, receivables and other assets [(0.1%)]		(110)
Total Net Assets (100.0%)		$203,422

See Notes to Schedule of Investments	83

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$15,435	7.6%
Wireless Telecommunication Services	13,830	6.8%
Metals & Mining	13,699	6.7%
Commercial Banks	13,534	6.7%
Insurance	13,385	6.6%
Chemicals	12,016	5.9%
Media	11,532	5.7%
Pharmaceuticals	9,667	4.8%
Professional Services	7,993	3.9%
Food & Staples Retailing	6,930	3.4%
Machinery	6,592	3.2%
Electrical Equipment	6,148	3.0%
Food Products	5,621	2.8%
Auto Components	5,439	2.7%
Electronic Equipment, Instruments & Components	5,072	2.5%
Software	4,533	2.2%
Industrial Conglomerates	4,084	2.0%
Energy Equipment & Services	3,513	1.7%
Health Care Providers & Services	3,231	1.6%
Trading Companies & Distributors	3,173	1.6%
Communications Equipment	3,022	1.5%
Diversified Financial Services	3,016	1.5%
Hotels, Restaurants & Leisure	2,874	1.4%
Air Freight & Logistics	2,643	1.3%
Semiconductors & Semiconductor Equipment	2,179	1.1%
Health Care Equipment & Supplies	2,172	1.1%
Leisure Equipment & Products	2,132	1.0%
Capital Markets	2,108	1.0%
Real Estate Management & Development	2,058	1.0%
Office Electronics	1,674	0.8%
Beverages	1,644	0.8%
Diversified Telecommunication	1,282	0.6%
Diversified Telecommunication Services	1,165	0.6%
Short-Term Investments and Other Assets—Net	10,026	4.9%
	$203,422	100.0%

See Notes to Schedule of Investments	84

Schedule of Investments Intrinsic Value Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Verint Systems	2.3%
2	Crown Holdings	2.1%
3	Textron Inc.	1.9%
4	Brocade Communications	1.9%
5	Navistar International	1.9%
6	TETRA Technologies	1.8%
7	Sealed Air	1.8%
8	Avery Dennison	1.7%
9	Dresser-Rand Group	1.7%
10	Constellation Brands	1.7%

	Number of Shares	Value† (000's)
Common Stocks (96.1%)
Aerospace & Defense (3.7%)
Aerovironment Inc.*	33,700	$978
Ceradyne, Inc.*	51,755	1,979
Teledyne Technologies*	29,852	1,563
		4,520
Beverages (1.7%)
Constellation Brands*	100,336	2,039
Biotechnology (0.5%)
Celera Corp.*	88,986	566
Chemicals (1.9%)
Chemtura Corp.*	69,900	1,137
Cytec Industries	21,000	1,194
		2,331
Commercial Banks (5.5%)
Huntington Bancshares	172,400	1,179
Sterling Bancshares	168,500	1,525
TCF Financial	89,400	1,451
Texas Capital Bancshares*	52,500	1,325
Umpqua Holdings	113,100	1,294
		6,774
Commercial Services & Supplies (4.0%)
Avery Dennison	52,236	2,085
Brink`s Co.	42,603	1,315
Covanta Holding	85,100	1,440
		4,840
Communications Equipment (10.1%)
Arris Group*	150,469	1,986
Brocade Communications*	365,959	2,331
Ciena Corp.*	59,583	1,643
Comverse Technology*	108,858	789
Infinera Corp.*	157,100	1,259
Powerwave Technologies*	340,600	1,257
SeaChange International*	112,826	1,065
Sierra Wireless*	85,974	906
Tekelec*	148,532	1,139
		12,375

Computers & Peripherals (2.3%)
Diebold, Inc.	47,992	$1,688
Intermec Inc.*	104,300	1,171
		2,859
Construction & Engineering (1.4%)
KBR, Inc.	53,800	1,765
Consumer Finance (1.3%)
SLM Corp.*	108,313	1,605
Containers & Packaging (3.9%)
Crown Holdings*	66,200	2,547
Sealed Air	78,858	2,170
		4,717
Diversified Consumer Services (0.7%)
Corinthian Colleges*	153,526	804
Electrical Equipment (1.3%)
Hubbell Inc., Class B	23,403	1,580
Electronic Equipment, Instruments & Components (2.3%)
CTS Corp.	89,255	1,059
Itron, Inc.*	13,000	737
Mercury Computer Systems*	50,860	965
		2,761
Energy Equipment & Services (6.1%)
Dresser-Rand Group*	42,120	2,076
Global Industries*	148,203	1,331
ION Geophysical*	144,617	1,854
TETRA Technologies*	162,643	2,246
		7,507
Health Care Equipment & Supplies (0.8%)
Cooper Companies	15,104	934
Health Care Providers & Services (0.9%)
Chemed Corp.	15,925	1,042
Hotels, Restaurants & Leisure (2.1%)
Scientific Games*	158,514	1,420
Wendy's/Arby`s Group Class A	239,900	1,142
		2,562

Independent Power Producers & Energy Traders (1.4%)
GenOn Energy*	296,700	$1,202
Ormat Technologies	22,456	562
		1,764
Industrial Conglomerates (1.9%)
Textron Inc.	87,539	2,371
Internet Software & Services (2.1%)
Digital River*	36,663	1,231
Keynote Systems	78,396	1,379
		2,610
IT Services (6.8%)
Broadridge Financial Solutions	76,349	1,750
Convergys Corp.*	87,600	1,233
CoreLogic, Inc.	91,211	1,701
DST Systems	38,989	1,988
Lender Processing Services	50,300	1,714
		8,386
Life Science Tools & Services (3.6%)
Accelrys Inc.*	134,463	1,165
Affymetrix, Inc.*	93,700	460
Cambrex Corp.*	236,538	1,296
Charles River Laboratories International*	40,971	1,493
		4,414
Machinery (6.1%)
ESCO Technologies	20,585	788
Manitowoc Co.	86,700	1,718
Navistar International*	36,685	2,274
Pall Corp.	32,190	1,750
Twin Disc	28,600	925
		7,455
Marine (1.4%)
Danaos Corp.*	205,471	1,027
Seaspan Corp.	40,150	643
		1,670
Media (0.8%)
Warner Music Group*	171,821	1,033

See Notes to Schedule of Investments	85

Number of Shares	Value† (000's)
Metals & Mining (0.6%)
Harry Winston Diamond*	63,817	$781
Oil, Gas & Consumable Fuels (1.3%)
Southern Union	56,227	1,604
Professional Services (0.9%)
FTI Consulting*	35,200	1,161
Road & Rail (1.4%)
Ryder System	35,404	1,693
Semiconductors & Semiconductor Equipment (5.5%)
Alliance Semiconductor	86,370	27
Ikanos Communications*	146,866	185
Intersil Corp.	111,613	1,427
MEMC Electronic Materials*	99,959	1,356
Ultratech, Inc.*	62,094	1,535
Verigy Ltd.*	61,600	799
Zoran Corp.*	130,662	1,465
		6,794
Software (5.8%)
Cadence Design Systems*	161,407	1,606
Fair Isaac	51,449	1,438
TIBCO Software*	52,619	1,296
Verint Systems*	80,605	2,771
		7,111
Specialty Retail (4.4%)
Advance Auto Parts	31,196	1,955
Chico's FAS	77,700	1,068
OfficeMax Inc.*	100,965	1,387
PEP Boys-Manny, Moe & Jack	64,301	806
Talbots, Inc.*	22,100	138
		5,354
Textiles, Apparel & Luxury Goods (0.6%)
Carter's, Inc.*	27,000	774
Thrifts & Mortgage Finance (1.0%)
First Niagara Financial Group	83,400	1,208
Total Common Stocks (Cost $89,895)		117,764
Rights (0.0%)
Biotechnology (0.0%)
Pharmacopeia Drug Discovery CVR*^^ (Cost $0)	136,250	0

Short-Term Investments (4.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $5,264)	5,264,206	$5,264
Total Investments## (100.4%) (Cost $95,159)		123,028
Liabilities, less cash, receivables and other assets [(0.4%)]		(472)
Total Net Assets (100.0%)		$122,556

See Notes to Schedule of Investments	86

Schedule of Investments Large Cap Disciplined Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Apple, Inc.	6.8%
2	Oracle Corp.	3.9%
3	Freeport-McMoRan Copper & Gold	3.3%
4	Citrix Systems	3.1%
5	Amazon.com	2.9%
6	Netflix Inc.	2.6%
7	Canadian Natural Resources	2.6%
8	Allegheny Technologies	2.5%
9	Coca-Cola	2.3%
10	Google Inc. Class A	2.2%

	Number of Shares	Value† (000's)
Common Stocks (98.0%)
Aerospace & Defense (6.7%)
Boeing Co.	200,367	$14,428
Precision Castparts	84,700	12,006
Rockwell Collins	171,879	11,076
United Technologies	75,962	6,346
		43,856
Auto Components (1.4%)
BorgWarner, Inc.*	121,547	9,433
Beverages (2.3%)
Coca-Cola	238,751	15,261
Biotechnology (1.0%)
Amgen Inc.*	126,090	6,472
Chemicals (2.1%)
Potash Corp. of Saskatchewan	225,267	13,876
Communications Equipment (1.8%)
F5 Networks*	35,921	4,239
Juniper Networks*	169,898	7,476
		11,715
Computers & Peripherals (12.5%)
Apple, Inc.*	125,003	44,152
EMC Corp.*	417,416	11,358
Hewlett-Packard	203,231	8,867
NetApp, Inc.*	172,623	8,918
SanDisk Corp.*	161,973	8,034
		81,329
Diversified Financial Services (2.0%)
CME Group	19,417	6,044
J.P. Morgan Chase	152,365	7,114
		13,158
Electrical Equipment (2.3%)
Emerson Electric	125,320	7,476
Rockwell Automation	85,625	7,512
		14,988
Electronic Equipment, Instruments & Components (1.5%)
Corning Inc.	436,188	10,059

Energy Equipment & Services (4.8%)
Baker Hughes	105,499	$7,496
Cameron International*	161,652	9,558
Schlumberger Ltd.	152,290	14,227
		31,281
Food Products (1.3%)
Mead Johnson Nutrition	140,310	8,398
Health Care Equipment & Supplies (1.1%)
Covidien PLC	133,067	6,846
Health Care Providers & Services (3.1%)
Express Scripts*	120,909	6,797
UnitedHealth Group	313,664	13,356
		20,153
Hotels, Restaurants & Leisure (3.1%)
Starbucks Corp.	315,483	10,405
Starwood Hotels & Resorts Worldwide	156,005	9,532
		19,937
Household Products (2.0%)
Colgate-Palmolive	39,180	3,076
Procter & Gamble	152,601	9,622
		12,698
Industrial Conglomerates (0.9%)
3M Co.	63,587	5,865
Internet & Catalog Retail (5.5%)
Amazon.com*	108,550	18,811
Netflix Inc.*	81,108	16,762
		35,573
Internet Software & Services (3.7%)
Google Inc. Class A*	23,883	14,650
SINA Corp.*	117,304	9,580
		24,230
Life Science Tools & Services (2.0%)
Illumina, Inc.*	88,023	6,109
Waters Corp.*	83,169	6,907
		13,016

Machinery (4.9%)
Caterpillar Inc.	135,465	$13,943
Cummins Inc.	113,159	11,443
Flowserve Corp.	52,264	6,531
		31,917
Metals & Mining (5.8%)
Allegheny Technologies	245,301	16,455
Freeport-McMoRan Copper & Gold	405,665	21,480
		37,935
Multiline Retail (2.3%)
Nordstrom, Inc.	150,187	6,798
Target Corp.	152,319	8,004
		14,802
Oil, Gas & Consumable Fuels (5.9%)
Canadian Natural Resources	332,599	16,730
Denbury Resources*	170,600	4,134
EOG Resources	101,152	11,360
Range Resources	115,117	6,251
		38,475
Pharmaceuticals (1.6%)
Allergan, Inc.	143,553	10,647
Semiconductors & Semiconductor Equipment (1.3%)
NVIDIA Corp.*	365,446	8,281
Software (11.7%)
Adobe Systems*	264,226	9,116
Check Point Software Technologies*	223,334	11,131
Citrix Systems*	284,083	19,931
Oracle Corp.	771,270	25,375
Salesforce.com, Inc.*	81,082	10,725
		76,278
Textiles, Apparel & Luxury Goods (2.2%)
Coach, Inc.	112,463	6,176
V.F. Corp.	84,473	8,082
		14,258

See Notes to Schedule of Investments	87

	Number of Shares	Value† (000's)
Wireless Telecommunication Services (1.2%)
American Tower Class A*	143,436	$7,740
Total Common Stocks (Cost $520,716)		638,477
Short-Term Investments (2.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $13,652)	13,652,127	13,652
Total Investments## (100.1%) (Cost $534,368)		652,129
Liabilities, less cash, receivables and other assets [(0.1%)]		(678)
Total Net Assets (100.0%)		$651,451

See Notes to Schedule of Investments	88

Schedule of Investments Mid Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Concho Resources	2.1%
2	SBA Communications Class A	1.9%
3	Stericycle, Inc.	1.9%
4	Alexion Pharmaceuticals	1.9%
5	CARBO Ceramics	1.7%
6	Trimble Navigation	1.6%
7	Rovi Corp.	1.6%
8	Informatica Corp.	1.5%
9	Fastenal Co.	1.4%
10	Avago Technologies	1.4%

	Number of Shares	Value† (000's)
Common Stocks (96.4%)
Aerospace & Defense (2.2%)
BE Aerospace*	97,500	$3,288
HEICO Corp.	70,000	3,872
Precision Castparts	42,000	5,954
		13,114
Air Freight & Logistics (1.1%)
C.H. Robinson Worldwide	92,500	6,696
Auto Components (1.8%)
BorgWarner, Inc.*	75,000	5,821
Gentex Corp.	175,000	5,299
		11,120
Biotechnology (2.3%)
Alexion Pharmaceuticals*	117,500	11,313
BioMarin Pharmaceutical*	100,000	2,446
		13,759
Capital Markets (1.7%)
Affiliated Managers Group*	62,500	6,672
Stifel Financial*	47,500	3,407
		10,079
Chemicals (0.5%)
Sigma-Aldrich	47,000	3,003
Commercial Services & Supplies (1.9%)
Stericycle, Inc.*	131,000	11,321
Communications Equipment (2.2%)
Acme Packet*	35,000	2,633
F5 Networks*	50,000	5,901
Juniper Networks*	110,000	4,840
		13,374
Computers & Peripherals (0.8%)
NetApp, Inc.*	98,000	5,063
Diversified Financial Services (2.1%)
IntercontinentalExchange Inc.*	52,500	6,730
MSCI Inc. Class A*	162,500	5,769
		12,499

Electrical Equipment (4.0%)
AMETEK, Inc.	165,000	$6,922
Polypore International*	55,000	3,214
Roper Industries	80,000	6,730
Sensata Technologies Holding*	223,200	7,388
		24,254
Electronic Equipment, Instruments & Components (3.8%)
Amphenol Corp. Class A	98,000	5,633
National Instruments	247,500	7,705
Trimble Navigation*	195,000	9,584
		22,922
Energy Equipment & Services (4.7%)
Cameron International*	75,000	4,435
CARBO Ceramics	82,000	10,165
Core Laboratories N.V.	74,600	7,710
Oil States International*	80,000	5,823
		28,133
Food & Staples Retailing (0.6%)
Fresh Market*	18,300	747
Whole Foods Market	46,500	2,723
		3,470
Food Products (1.1%)
Mead Johnson Nutrition	111,000	6,643
Health Care Equipment & Supplies (3.5%)
Edwards Lifesciences*	96,690	8,223
Intuitive Surgical*	13,000	4,263
NxStage Medical*	195,500	4,033
Volcano Corp.*	180,000	4,723
		21,242

Health Care Providers & Services (2.6%)
Catalyst Health Solutions*	50,000	$2,261
Express Scripts*	115,000	6,465
HMS Holdings*	94,500	7,140
		15,866
Health Care Technology (1.8%)
Cerner Corp.*	68,500	6,881
Quality Systems	50,000	3,995
		10,876
Hotels, Restaurants & Leisure (2.5%)
Chipotle Mexican Grill*	8,500	2,083
Hyatt Hotels Class A*	120,000	5,490
Royal Caribbean Cruises*	101,000	4,423
WMS Industries*	69,500	2,765
		14,761
Household Products (0.9%)
Church & Dwight	68,500	5,168
Internet Software & Services (0.5%)
Rackspace Hosting*	88,000	3,248
IT Services (2.9%)
Cognizant Technology Solutions Class A*	102,500	7,879
Sapient Corp.*	210,000	2,489
VeriFone Systems*	155,000	7,043
		17,411
Leisure Equipment & Products (0.7%)
Hasbro, Inc.	100,000	4,490
Life Science Tools & Services (1.1%)
Illumina, Inc.*	50,000	3,470
Waters Corp.*	35,000	2,907
		6,377
Machinery (4.5%)
Cummins Inc.	62,000	6,269
Danaher Corp.	136,000	6,882
Donaldson Co.	77,500	4,363
Flowserve Corp.	34,500	4,312
Pall Corp.	91,500	4,974
		26,800

See Notes to Schedule of Investments	89

	Number of Shares	Value† (000's)
Media (2.5%)
Discovery Communications Class A*	114,500	$4,936
Focus Media Holding ADR*	135,000	3,580
Scripps Networks Interactive Class A	105,000	5,454
Valassis Communications*	45,000	1,270
		15,240
Metals & Mining (0.8%)
Cliffs Natural Resources	47,500	4,611
Multiline Retail (2.0%)
Dollar Tree*	132,000	6,642
Nordstrom, Inc.	122,500	5,545
		12,187
Oil, Gas & Consumable Fuels (3.4%)
Concho Resources*	120,000	12,782
Whiting Petroleum*	113,000	7,384
		20,166
Pharmaceuticals (2.3%)
Perrigo Co.	80,000	6,115
Salix Pharmaceuticals*	93,500	3,117
Watson Pharmaceuticals*	80,000	4,479
		13,711
Professional Services (1.4%)
Manpower Inc.	50,000	3,175
Verisk Analytics Class A*	170,000	5,499
		8,674
Real Estate Management & Development (1.2%)
Jones Lang LaSalle	75,000	7,381
Road & Rail (1.0%)
J.B. Hunt Transport Services	145,000	6,033
Semiconductors & Semiconductor Equipment (5.1%)
Analog Devices	126,500	5,045
Avago Technologies	242,000	8,226
Marvell Technology Group*	235,000	4,296
Microchip Technology	169,500	6,256
Varian Semiconductor Equipment Associates*	140,000	6,679
		30,502

Software (10.9%)
Adobe Systems*	90,000	$3,105
ANSYS, Inc.*	137,000	7,716
BMC Software*	60,500	2,995
Check Point Software Technologies*	105,000	5,233
Citrix Systems*	90,000	6,314
Informatica Corp.*	190,000	8,932
MICROS Systems*	104,000	4,955
QLIK Technologies*	150,000	3,924
RealD Inc.*	70,000	1,572
Red Hat*	65,000	2,683
Rovi Corp.*	170,000	9,421
Salesforce.com, Inc.*	40,000	5,291
Solera Holdings	71,500	3,652
		65,793
Specialty Retail (5.7%)
Bed Bath & Beyond*	119,000	5,730
Dick's Sporting Goods*	110,000	4,085
O'Reilly Automotive*	100,000	5,558
Ross Stores	105,000	7,564
Urban Outfitters*	170,000	6,525
Williams-Sonoma	127,000	4,583
		34,045
Textiles, Apparel & Luxury Goods (1.7%)
Coach, Inc.	105,000	5,766
Phillips-Van Heusen	72,500	4,351
		10,117
Trading Companies & Distributors (2.6%)
Fastenal Co.	135,000	8,388
MSC Industrial Direct Class A	55,500	3,507
WESCO International*	65,000	3,784
		15,679
Wireless Telecommunication Services (4.0%)
American Tower Class A*	106,000	5,720
NII Holdings*	157,500	6,451
SBA Communications Class A*	275,000	11,575
		23,746
Total Common Stocks (Cost $360,781)		579,574

Short-Term Investments (3.4%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $20,450)	20,450,372	$20,450
Total Investments## (99.8%) (Cost $381,231)		600,024
Cash, receivables and other assets, less liabilities (0.2%)		930
Total Net Assets (100.0%)		$600,954

See Notes to Schedule of Investments	90

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	J.P. Morgan Chase	3.5%
2	Schlumberger Ltd.	3.5%
3	Omnicom Group	3.4%
4	3M Co.	3.3%
5	Morgan Stanley	3.2%
6	Range Resources	3.2%
7	Cenovus Energy	3.2%
8	Hewlett-Packard	3.1%
9	Thermo Fisher Scientific	3.1%
10	Boeing Co.	3.1%

	Number of Shares	Value† (000's)
Common Stocks (95.5%)
Aerospace & Defense (3.1%)
Boeing Co.	21,600	$1,555
Airlines (0.8%)
United Continental Holdings*	16,000	385
Beverages (2.3%)
PepsiCo, Inc.	18,000	1,142
Capital Markets (7.2%)
Charles Schwab	54,000	1,024
Goldman Sachs Group	6,000	983
Morgan Stanley	54,000	1,603
		3,610
Chemicals (2.6%)
Ecolab Inc.	21,500	1,046
Methanex Corp.	8,000	233
		1,279
Commercial Services & Supplies (2.7%)
Covanta Holding	80,100	1,355
Communications Equipment (2.8%)
Cisco Systems*	76,500	1,420
Computers & Peripherals (3.1%)
Hewlett-Packard	36,000	1,571
Diversified Financial Services (3.5%)
J.P. Morgan Chase	37,800	1,765
Electrical Equipment (1.5%)
ABB Ltd. ADR	30,000	735
Energy Equipment & Services (5.3%)
McDermott International*	40,500	930
Schlumberger Ltd.	18,500	1,728
		2,658
Food Products (3.8%)
ConAgra Foods	52,000	1,204
Kraft Foods	21,700	691
		1,895
Gas Utilities (2.8%)
National Fuel Gas	19,500	1,422

Health Care Providers & Services (4.6%)
Aetna Inc.	32,000	$1,196
Henry Schein*	16,200	1,117
		2,313
Hotels, Restaurants & Leisure (4.2%)
Darden Restaurants	22,000	1,037
McDonald's Corp.	14,000	1,059
		2,096
Household Products (2.6%)
Procter & Gamble	14,000	883
WD-40 Co.	10,000	406
		1,289
Industrial Conglomerates (3.3%)
3M Co.	18,000	1,660
Internet Software & Services (1.3%)
eBay Inc.*	20,000	670
Leisure Equipment & Products (2.0%)
Mattel Inc.	39,000	977
Life Science Tools & Services (3.1%)
Thermo Fisher Scientific*	28,000	1,563
Media (6.0%)
News Corp. Class A	75,000	1,303
Omnicom Group	33,000	1,679
		2,982
Mutual Funds (1.1%)
S&P 500 Depositary Receipts	4,000	533
Office Electronics (2.3%)
Xerox Corp.	105,000	1,129
Oil, Gas & Consumable Fuels (8.1%)
Cenovus Energy	40,700	1,584
Golar LNG	45,000	858
Range Resources	29,250	1,588
		4,030
Pharmaceuticals (2.9%)
Pfizer Inc.	76,000	1,462
Professional Services (2.1%)
Nielsen Holdings*	40,000	1,064

Software (5.3%)
Activision Blizzard*	113,400	$1,261
Microsoft Corp.	52,000	1,382
		2,643
Specialty Retail (2.9%)
Bed Bath & Beyond*	30,000	1,444
Textiles, Apparel & Luxury Goods (2.2%)
Carter's, Inc.*	38,000	1,089
Total Common Stocks (Cost $42,226)		47,736
Short-Term Investments (4.2%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,096)	2,096,218	2,096
Total Investments## (99.7%) (Cost $44,322)		49,832
Cash, receivables and other assets, less liabilities (0.3%)		142
Total Net Assets (100.0%)		$49,974

See Notes to Schedule of Investments	91

Schedule of Investments Partners Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Bank of America	2.7%
2	Berkshire Hathaway Class B	2.6%
3	Moody's Corp.	2.5%
4	Wells Fargo	2.5%
5	Shire PLC ADR	2.4%
6	Boeing Co.	2.3%
7	Owens Corning	2.2%
8	J.P. Morgan Chase	2.2%
9	Invesco Ltd.	2.1%
10	Lender Processing Services	2.0%

	Number of Shares	Value† (000's)
Common Stocks (98.2%)
Aerospace & Defense (2.3%)
Boeing Co.	868,200	$62,519
Auto Components (1.0%)
Lear Corp.*	256,920	27,182
Automobiles (0.9%)
General Motors*	739,430	24,793
Beverages (1.0%)
Coca-Cola	416,900	26,648
Biotechnology (0.9%)
Amgen Inc.*	458,600	23,540
Building Products (3.1%)
Masco Corp.	1,871,862	25,438
Owens Corning*	1,688,800	60,341
		85,779
Capital Markets (5.0%)
Goldman Sachs Group	263,100	43,091
Invesco Ltd.	2,139,500	57,424
State Street	799,000	35,731
		136,246
Commercial Banks (4.9%)
Fifth Third Bancorp	2,431,100	35,494
SunTrust Banks	1,035,900	31,253
Wells Fargo	2,076,200	66,978
		133,725
Communications Equipment (1.5%)
Research In Motion*	605,200	40,028
Computers & Peripherals (1.7%)
Hewlett-Packard	1,068,020	46,598
Construction & Engineering (0.9%)
Chicago Bridge & Iron*	670,251	23,807
Consumer Finance (2.5%)
American Express	1,139,900	49,665
Capital One Financial	358,800	17,858
		67,523
Diversified Financial Services (9.2%)
Bank of America	5,150,000	73,593
Citigroup Inc.*	10,009,537	46,845

J.P. Morgan Chase	1,281,100	$59,815
Moody's Corp.	2,178,874	69,506
		249,759
Diversified Telecommunication Services (1.7%)
Telefonica SA ADR	1,827,170	46,721
Electric Utilities (0.5%)
DPL Inc.	202,470	5,268
NV Energy	599,972	8,814
		14,082
Electrical Equipment (1.7%)
ABB Ltd. ADR	1,942,500	47,611
Energy Equipment & Services (5.1%)
Halliburton Co.	893,309	41,932
McDermott International*	1,230,600	28,243
National Oilwell Varco	513,600	40,867
Weatherford International*	1,205,300	29,144
		140,186
Food & Staples Retailing (1.1%)
CVS Caremark	879,200	29,066
Health Care Equipment & Supplies (3.4%)
Covidien PLC	902,900	46,454
Zimmer Holdings*	726,600	45,297
		91,751
Health Care Providers & Services (5.3%)
Aetna Inc.	980,200	36,620
AmerisourceBergen Corp.	288,200	10,926
Medco Health Solutions*	786,100	48,455
WellPoint Inc.*	735,900	48,915
		144,916
Household Durables (1.8%)
NVR, Inc.*	20,090	14,623
Whirlpool Corp.	431,141	35,569
		50,192

Household Products (1.0%)
Energizer Holdings*	407,800	$27,253
Industrial Conglomerates (1.2%)
Textron Inc.	1,205,400	32,654
Insurance (4.0%)
Berkshire Hathaway Class B*	807,900	70,514
MetLife, Inc.	803,342	38,046
		108,560
IT Services (2.3%)
Lender Processing Services	1,562,404	53,231
MasterCard, Inc. Class A	38,400	9,238
		62,469
Machinery (2.4%)
Bucyrus International	129,300	11,774
Ingersoll-Rand PLC	738,974	33,476
Terex Corp.*	609,600	20,574
		65,824
Media (1.9%)
McGraw-Hill Cos.	1,337,900	51,750
Metals & Mining (4.4%)
Cliffs Natural Resources	277,500	26,937
Freeport-McMoRan Copper & Gold	376,600	19,941
Teck Resources Class B	662,600	36,721
Walter Energy	136,700	16,542
Xstrata PLC	859,800	19,638
		119,779
Multi-Utilities (0.5%)
National Grid ADR	311,331	14,545
Multiline Retail (2.8%)
J.C. Penney	1,036,847	36,248
Macy's, Inc.	1,638,200	39,153
		75,401

See Notes to Schedule of Investments	92

	Number of Shares	Value† (000's)
Oil, Gas & Consumable Fuels (10.6%)
Alpha Natural Resources*	239,730	$12,998
Apache Corp.	115,720	14,421
Canadian Natural Resources	1,039,000	52,262
Cenovus Energy	1,140,300	44,369
El Paso Corp.	376,000	6,994
EOG Resources	383,900	43,116
Kinder Morgan*	440,700	13,441
Peabody Energy	277,006	18,141
Petroleo Brasileiro ADR	1,204,300	47,967
Southwestern Energy*	659,625	26,042
Talisman Energy	373,655	9,274
		289,025
Paper & Forest Products (0.3%)
International Paper	265,800	7,384
Personal Products (1.3%)
Avon Products	1,319,647	36,699
Pharmaceuticals (3.6%)
Pfizer Inc.	1,680,325	32,329
Shire PLC ADR	784,319	66,675
		99,004
Semiconductors & Semiconductor Equipment (0.8%)
Intel Corp.	1,051,000	22,565
Software (1.8%)
Check Point Software Technologies*	471,173	23,484
Oracle Corp.	734,200	24,155
		47,639
Specialty Retail (3.8%)
Aeropostale, Inc.*	875,150	22,701
Best Buy	1,074,228	34,633
Limited Brands	194,900	6,241
Lowe's Cos.	1,540,500	40,315
		103,890
Total Common Stocks (Cost $1,852,383)		2,677,113
Short-Term Investments (1.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $46,608)	46,607,626	46,608
Total Investments## (99.9%) (Cost $1,898,991)		2,723,721
Cash, receivables and other assets, less liabilities (0.1%)		2,263
Total Net Assets (100.0%)		$2,725,984

See Notes to Schedule of Investments	93

Schedule of Investments Real Estate Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Simon Property Group	8.3%
2	Boston Properties	5.6%
3	Public Storage	5.5%
4	Equity Residential	3.8%
5	HCP, Inc.	3.3%
6	Vornado Realty Trust	3.3%
7	AvalonBay Communities	3.2%
8	Ventas, Inc.	2.9%
9	Host Hotels & Resorts	2.9%
10	Digital Realty Trust	2.8%

	Number of Shares	Value† (000's)
Common Stocks (96.6%)
Apartments (12.5%)
American Campus Communities	42,100	$1,407
AvalonBay Communities	77,632	9,396
BRE Properties	79,637	3,783
Camden Property Trust	116,700	6,905
Equity Residential	205,950	11,350
Essex Property Trust	34,400	4,258
		37,099
Diversified (4.3%)
American Assets Trust*	144,500	3,115
Vornado Realty Trust	105,023	9,802
		12,917
Health Care (11.1%)
HCP, Inc.	258,600	9,827
Health Care REIT	72,400	3,781
Nationwide Health Properties	158,100	6,757
OMEGA Healthcare Investors	160,269	3,841
Ventas, Inc.	156,600	8,679
		32,885
Hotels, Restaurants & Leisure (4.2%)
Marriott International	110,900	4,349
Starwood Hotels & Resorts Worldwide	132,900	8,120
		12,469
Industrial (6.2%)
AMB Property	171,410	6,236
EastGroup Properties	93,000	4,234
ProLogis	489,900	7,966
		18,436
Lodging (5.1%)
Host Hotels & Resorts	471,443	8,675
Pebblebrook Hotel Trust	190,764	4,185
Strategic Hotel & Resorts*	366,500	2,382
		15,242

Mixed (1.3%)
Duke Realty	271,700	$3,823
Office (11.5%)
Alexandria Real Estate Equities	59,150	4,744
Boston Properties	173,759	16,667
Kilroy Realty	109,400	4,239
Mack-Cali Realty	133,870	4,543
SL Green Realty	54,600	4,135
		34,328
Real Estate Management & Development (5.0%)
Brookfield Asset Management Class A	197,935	6,710
Brookfield Properties	467,000	8,187
		14,897
Regional Malls (13.6%)
General Growth Properties*	370,998	5,906
Macerich Co.	114,800	5,814
Simon Property Group	223,648	24,610
Taubman Centers	74,760	4,148
		40,478
Self Storage (5.5%)
Public Storage	146,400	16,433
Shopping Centers (8.6%)
Developers Diversified Realty	260,510	3,725
Equity One	268,100	5,131
Federal Realty Investment Trust	90,600	7,627
Regency Centers	110,840	5,016
Tanger Factory Outlet Centers	151,000	4,024
		25,523
Specialty (7.7%)
Digital Realty Trust	140,400	8,258
DuPont Fabros Technology	196,984	4,811
Entertainment Properties Trust	69,000	3,289
Rayonier Inc.	104,200	6,391
		22,749
Total Common Stocks (Cost $227,288)		287,279

Short-Term Investments (4.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $11,794)	11,793,820	$11,794
Total Investments## (100.6%) (Cost $239,082)		299,073
Liabilities, less cash, receivables and other assets [(0.6%)]		(1,702)
Total Net Assets (100.0%)		$297,371

See Notes to Schedule of Investments	94

Schedule of Investments Regency Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Moody's Corp.	2.4%
2	Owens Corning	2.3%
3	Avnet, Inc.	2.0%
4	Invesco Ltd.	2.0%
5	Lender Processing Services	2.0%
6	Principal Financial Group	1.9%
7	Lincoln National	1.9%
8	McGraw-Hill Cos.	1.9%
9	Teck Resources Class B	1.7%
10	AmerisourceBergen Corp.	1.7%

	Number of Shares	Value† (000's)
Common Stocks (96.0%)
Aerospace & Defense (2.3%)
Embraer SA ADR	35,500	$1,209
Spirit Aerosystems Holdings Class A*	51,600	1,341
		2,550
Auto Components (1.6%)
Lear Corp.*	16,200	1,714
Automobiles (0.6%)
Harley-Davidson	14,900	608
Beverages (1.0%)
Dr. Pepper Snapple Group	29,100	1,049
Building Products (3.3%)
Masco Corp.	83,400	1,133
Owens Corning*	69,900	2,498
		3,631
Capital Markets (2.0%)
Invesco Ltd.	83,100	2,230
Commercial Banks (7.5%)
Comerica Inc.	16,400	638
Fifth Third Bancorp	124,500	1,818
First Horizon National*	45,120	519
KeyCorp	33,500	306
Regions Financial	195,200	1,491
SunTrust Banks	57,200	1,726
Synovus Financial	197,600	504
Zions Bancorp	52,800	1,233
		8,235
Construction & Engineering (1.6%)
Chicago Bridge & Iron*	49,400	1,755
Containers & Packaging (1.5%)
Temple-Inland	70,400	1,647
Diversified Financial Services (2.4%)
Moody's Corp.	81,900	2,613
Electric Utilities (2.6%)
DPL Inc.	50,300	1,309
NV Energy	107,000	1,572
		2,881
Electrical Equipment (0.6%)
General Cable*	16,100	699

Electronic Equipment, Instruments & Components (3.6%)
Anixter International	23,300	$1,669
Avnet, Inc.*	65,400	2,237
		3,906
Energy Equipment & Services (5.2%)
Complete Production Services*	45,900	1,323
McDermott International*	65,100	1,494
National Oilwell Varco	18,500	1,472
Noble Corp.	11,300	505
Oceaneering International*	10,800	903
		5,697
Food Products (0.2%)
J. M. Smucker	3,600	248
Gas Utilities (0.9%)
Questar Corp.	57,500	1,027
Health Care Providers & Services (6.9%)
Aetna Inc.	28,700	1,072
AmerisourceBergen Corp.	48,800	1,850
CIGNA Corp.	33,900	1,426
Coventry Health Care*	54,200	1,637
MEDNAX, Inc.*	24,600	1,598
		7,583
Household Durables (2.4%)
KB HOME	81,800	1,084
Whirlpool Corp.	18,700	1,543
		2,627
Household Products (1.1%)
Energizer Holdings*	17,200	1,149
Insurance (8.8%)
Assurant, Inc.	42,400	1,723
Fidelity National Financial Class A	18,600	258
Lincoln National	64,500	2,046
PartnerRe Ltd.	13,600	1,078
Principal Financial Group	60,300	2,066

StanCorp Financial Group	24,400	$1,122
W.R. Berkley	45,200	1,354
		9,647
IT Services (2.0%)
Lender Processing Services	64,500	2,197
Life Science Tools & Services (0.6%)
ICON PLC ADR*	18,500	368
PAREXEL International*	12,200	286
		654
Machinery (5.6%)
AGCO Corp.*	20,100	1,101
Bucyrus International	3,200	291
Ingersoll-Rand PLC	35,600	1,613
Terex Corp.*	45,900	1,549
WABCO Holdings*	27,100	1,584
		6,138
Media (2.4%)
Cablevision Systems	15,200	560
McGraw-Hill Cos.	52,800	2,042
		2,602
Metals & Mining (3.2%)
Cliffs Natural Resources	16,700	1,621
Teck Resources Class B	34,200	1,895
		3,516
Multi-Utilities (4.5%)
Alliant Energy	40,100	1,579
CenterPoint Energy	50,600	803
CMS Energy	75,000	1,444
DTE Energy	11,900	560
OGE Energy	11,700	563
		4,949
Multiline Retail (2.9%)
J.C. Penney	42,600	1,489
Macy's, Inc.	68,400	1,635
		3,124

See Notes to Schedule of Investments	95

Number of Shares	Value† (000's)
Oil, Gas & Consumable Fuels (8.3%)
Denbury Resources*	76,200	$1,847
Newfield Exploration*	23,500	1,711
Noble Energy	15,900	1,473
Ship Finance International	29,537	614
Southwestern Energy*	20,800	821
Whiting Petroleum*	26,400	1,725
World Fuel Services	22,300	924
		9,115
Pharmaceuticals (1.6%)
Shire PLC ADR	19,900	1,692
Real Estate Investment Trusts (4.1%)
Alexandria Real Estate Equities	6,700	537
Annaly Capital Management	49,200	882
Boston Properties	8,900	854
Macerich Co.	21,088	1,068
Vornado Realty Trust	11,995	1,120
		4,461
Semiconductors & Semiconductor Equipment (1.4%)
Lam Research*	16,600	911
ON Semiconductor*	51,400	574
		1,485
Specialty Retail (3.2%)
Aeropostale, Inc.*	42,100	1,092
Chico's FAS	78,400	1,077
Limited Brands	40,300	1,291
		3,460
Thrifts & Mortgage Finance (0.1%)
BankUnited*	3,500	99
Total Common Stocks (Cost $78,485)		104,988
Short-Term Investments (4.2%)
State Street Institutional Liquid Reserve Fund Institutional Class (Cost $4,555)	4,555,330	4,555
Total Investments## (100.2%) (Cost $83,040)		109,543
Liabilities, less cash, receivables and other assets [(0.2%)]		(210)
Total Net Assets (100.0%)		$109,333

See Notes to Schedule of Investments	96

Schedule of Investments Select Equities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	United Parcel Service Class B	5.8%
2	BlackRock, Inc.	5.2%
3	Suncor Energy	5.0%
4	American Tower Class A	4.8%
5	BorgWarner, Inc.	4.5%
6	IBM	4.2%
7	NextEra Energy	4.1%
8	BHP Billiton	4.1%
9	Cummins Inc.	4.0%
10	Boeing Co.	4.0%

	Number of Shares	Value† (000's)
Common Stocks (87.9%)
Aerospace & Defense (8.9%)
Boeing Co.	41,661	$3,000
Honeywell International	41,208	2,386
ITT Corp.	22,678	1,314
		6,700
Air Freight & Logistics (5.8%)
United Parcel Service Class B	58,989	4,353
Auto Components (4.5%)
BorgWarner, Inc.*	43,376	3,366
Capital Markets (9.1%)
BlackRock, Inc.	19,238	3,924
Goldman Sachs Group	17,937	2,938
		6,862
Chemicals (7.5%)
Lubrizol Corp.	26,236	2,856
Monsanto Co.	38,384	2,760
		5,616
Electric Utilities (4.1%)
NextEra Energy	55,569	3,083
Energy Equipment & Services (3.3%)
Schlumberger Ltd.	26,518	2,477
Industrial Gases (4.0%)
Praxair, Inc.	29,861	2,968
Internet Software & Services (3.0%)
eBay Inc.*	68,316	2,289
IT Services (4.2%)
IBM	19,292	3,123
Machinery (10.3%)
Caterpillar Inc.	21,588	2,222
Cummins Inc.	29,855	3,019
Deere & Co.	28,040	2,528
		7,769
Media (2.8%)
Discovery Communications Class C*	55,378	2,108
Metals & Mining (4.1%)
BHP Billiton	38,755	3,074

Oil, Gas & Consumable Fuels (8.0%)
Kinder Morgan*	73,502	$2,242
Suncor Energy	79,713	3,748
		5,990
Professional Services (3.5%)
Nielsen Holdings*	99,200	2,638
Wireless Telecommunication Services (4.8%)
American Tower Class A*	66,407	3,583
Total Common Stocks (Cost $55,308)		65,999
Short-Term Investments (11.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $8,695)	8,695,227	8,695
Total Investments## (99.5%) (Cost $64,003)		74,694
Cash, receivables and other assets, less liabilities (0.5%)		405
Total Net Assets (100.0%)		$75,099

See Notes to Schedule of Investments	97

Schedule of Investments Small Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Ultimate Software Group	3.2%
2	HEICO Corp.	2.6%
3	Actuant Corp. Class A	2.2%
4	SXC Health Solutions	2.1%
5	Steiner Leisure	1.8%
6	HMS Holdings	1.8%
7	IPC The Hospitalist	1.8%
8	Rosetta Resources	1.7%
9	Clayton Williams Energy	1.7%
10	Zoll Medical	1.7%

	Number of Shares	Value† (000's)
Common Stocks (99.7%)
Aerospace & Defense (5.9%)
Aerovironment Inc.*	90,400	$2,623
BE Aerospace*	59,200	1,996
Global Defense Technology & Systems*	180,361	2,949
HEICO Corp.	109,516	6,058
		13,626
Air Freight & Logistics (1.4%)
Hub Group Class A*	94,300	3,297
Biotechnology (1.1%)
Alexion Pharmaceuticals*	27,000	2,599
Capital Markets (1.2%)
HFF Inc. Class A*	204,900	2,705
Chemicals (2.4%)
Ferro Corporation*	146,700	2,335
Solutia Inc.*	137,900	3,201
		5,536
Commercial Banks (1.1%)
Texas Capital Bancshares*	100,200	2,529
Commercial Services & Supplies (1.4%)
Team, Inc.*	126,000	3,267
Communications Equipment (7.1%)
Acme Packet*	27,900	2,099
Aruba Networks*	116,800	3,557
Harmonic Inc.*	287,900	2,767
NETGEAR, Inc.*	63,731	2,090
RADWARE Ltd.*	81,000	3,051
Riverbed Technology*	69,900	2,886
		16,450
Consumer Finance (1.0%)
First Cash Financial Services*	67,956	2,225
Diversified Consumer Services (1.8%)
Steiner Leisure*	88,200	4,159
Diversified Financial Services (1.5%)
Portfolio Recovery Associates*	43,000	3,584

Electrical Equipment (2.5%)
GrafTech International*	119,200	$2,385
Polypore International*	59,200	3,460
		5,845
Electronic Equipment, Instruments & Components (0.7%)
DTS, Inc.*	35,300	1,601
Energy Equipment & Services (1.1%)
Superior Energy Services*	68,000	2,605
Food & Staples Retailing (2.3%)
Fresh Market*	85,700	3,497
PriceSmart, Inc.	53,000	1,886
		5,383
Food Products (2.4%)
Diamond Foods	74,200	3,781
TreeHouse Foods*	33,700	1,758
		5,539
Health Care Equipment & Supplies (6.7%)
Cyberonics, Inc.*	98,500	3,254
Neogen Corporation*	68,100	2,546
Sirona Dental Systems*	50,700	2,558
Volcano Corp.*	121,400	3,186
Zoll Medical*	84,400	3,906
		15,450
Health Care Providers & Services (5.1%)
Air Methods*	61,900	3,593
HMS Holdings*	54,200	4,095
IPC The Hospitalist*	99,600	4,064
		11,752
Health Care Technology (2.1%)
SXC Health Solutions*	97,200	4,797
Hotels, Restaurants & Leisure (6.1%)
7 Days Group Holdings ADR*	122,200	2,311
Gaylord Entertainment*	99,800	3,596

Orient-Express Hotels Class A*	243,553	$3,074
Panera Bread Class A*	22,500	2,627
Texas Roadhouse*	144,200	2,449
		14,057
Internet Software & Services (7.0%)
Keynote Systems	162,400	2,857
LivePerson, Inc.*	240,800	2,415
LogMeIn, Inc.*	73,500	2,638
OpenTable, Inc.*	26,674	2,371
Rackspace Hosting*	83,700	3,089
SAVVIS, Inc.*	90,100	2,927
		16,297
IT Services (1.4%)
VeriFone Systems*	70,500	3,203
Machinery (2.2%)
Actuant Corp. Class A	182,700	5,170
Media (1.1%)
ReachLocal, Inc.*	128,300	2,443
Metals & Mining (2.9%)
Globe Specialty Metals	151,100	3,519
Worthington Industries	167,200	3,237
		6,756
Oil, Gas & Consumable Fuels (5.0%)
Brigham Exploration*	94,000	3,438
Clayton Williams Energy*	38,000	4,031
Rosetta Resources*	89,100	4,042
		11,511
Pharmaceuticals (0.7%)
Salix Pharmaceuticals*	51,900	1,730
Professional Services (2.5%)
Kelly Services Class A*	131,500	2,764
SFN Group*	218,926	3,028
		5,792
Road & Rail (1.1%)
Old Dominion Freight Line*	82,347	2,535

See Notes to Schedule of Investments	98

	Number of Shares	Value† (000's)
Semiconductors & Semiconductor Equipment (2.8%)
Cavium Networks*	84,100	$3,631
Hittite Microwave*	47,900	2,940
		6,571
Software (9.5%)
Fortinet Inc.*	75,900	3,100
SS&C Technologies Holdings*	196,900	3,857
Taleo Corp. Class A*	77,500	2,503
TIBCO Software*	138,500	3,410
Ultimate Software Group*	138,200	7,385
VanceInfo Technologies ADR*	56,200	1,866
		22,121
Specialty Retail (5.2%)
Hibbett Sports*	89,000	2,796
PEP Boys-Manny, Moe & Jack	231,600	2,902
Tractor Supply	73,400	3,822
Vitamin Shoppe*	72,000	2,504
		12,024
Textiles, Apparel & Luxury Goods (2.2%)
Deckers Outdoor*	31,200	2,753
Warnaco Group*	38,400	2,254
		5,007
Trading Companies & Distributors (1.2%)
MSC Industrial Direct Class A	45,600	2,881
Total Common Stocks (Cost $173,256)		231,047
Short-Term Investments (0.5%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,175)	1,174,615	1,175
Total Investments## (100.2%) (Cost $174,431)		232,222
Liabilities, less cash, receivables and other assets [(0.2%)]		(360)
Total Net Assets (100.0%)		$231,862

See Notes to Schedule of Investments	99

Schedule of Investments Socially Responsive Fund (Unaudited)

TOP TEN EQUITY HOLDINGS
1	Danaher Corp.	4.6%
2	Texas Instruments	4.4%
3	BG Group PLC	4.4%
4	Newfield Exploration	4.3%
5	Charles Schwab	4.1%
6	Procter & Gamble	3.9%
7	Yahoo! Inc.	3.5%
8	Covidien PLC	3.2%
9	Altera Corp.	3.1%
10	3M Co.	3.1%

	Number of Shares	Value† (000's)
Common Stocks (96.9%)
Capital Markets (10.0%)
Bank of New York Mellon	1,555,752	$47,279
BlackRock, Inc.	242,370	49,441
Charles Schwab	3,519,609	66,767
		163,487
Commercial Services & Supplies (2.2%)
Herman Miller	1,303,425	35,114
Electronic Equipment, Instruments & Components (6.0%)
Anixter International	691,205	49,504
National Instruments	1,531,346	47,671
		97,175
Food & Staples Retailing (2.0%)
Costco Wholesale	427,625	31,982
Food Products (4.6%)
J.M. Smucker	489,325	33,685
McCormick & Company	872,350	41,568
		75,253
Health Care Equipment & Supplies (6.2%)
Becton, Dickinson & Co.	607,240	48,579
Covidien PLC	1,009,500	51,939
		100,518
Household Products (3.9%)
Procter & Gamble	1,013,025	63,871
Industrial Conglomerates (3.1%)
3M Co.	540,965	49,893
Industrial Gases (2.2%)
Praxair, Inc.	353,500	35,131
Insurance (4.5%)
Markel Corp.*	66,035	27,447
Progressive Corp.	2,234,065	46,536
		73,983
Internet Software & Services (3.5%)
Yahoo! Inc.*	3,508,360	57,537

IT Services (2.3%)
MasterCard, Inc. Class A	157,625	$37,918
Machinery (4.6%)
Danaher Corp.	1,492,735	75,532
Media (5.2%)
Comcast Corp. Class A Special	1,680,175	40,862
Scripps Networks Interactive Class A	832,640	43,247
		84,109
Multiline Retail (3.0%)
Target Corp.	922,565	48,481
Oil, Gas & Consumable Fuels (12.6%)
BG Group PLC	2,955,369	71,898
Cimarex Energy	257,604	29,916
Newfield Exploration*	971,775	70,735
Noble Energy	361,390	33,486
		206,035
Pharmaceuticals (7.9%)
Hospira, Inc.*	908,350	48,006
Novo Nordisk A/S Class B	269,148	33,899
Roche Holding AG	308,891	46,578
		128,483
Professional Services (1.0%)
ICF International*	746,500	16,923
Road & Rail (1.7%)
Canadian National Railway	383,825	28,123
Semiconductors & Semiconductor Equipment (7.5%)
Altera Corp.	1,195,455	50,042
Texas Instruments	2,024,380	72,088
		122,130
Software (0.2%)
Sourcefire Inc.*	125,550	3,403
Specialty Chemicals (0.8%)
Novozymes A/S Class B	98,700	13,802

Trading Companies & Distributors (1.9%)
W.W. Grainger	228,975	$30,502
Total Common Stocks (Cost $1,203,977)		1,579,385
Short-Term Investments (3.2%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $51,672)	51,671,856	51,672

	Principal Amount
Certificates of Deposit (0.0%)
Carver Federal Savings, 0.34%, due 3/27/11	$100,000	100
Self Help Credit Union, 1.00%, due 4/29/11	250,000	250
Self Help Credit Union, 1.00%, due 5/16/11	250,000	250
Total Certificates of Deposit# (Cost $600)		600
Total Investments## (100.1%) (Cost $1,256,249)		1,631,657
Liabilities, less cash, receivables and other assets [(0.1%)]		(2,112)
Total Net Assets (100.0%)		$1,629,545

See Notes to Schedule of Investments	100

Notes to Schedule of Investments (Unaudited)

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by each of Neuberger Berman Emerging Markets Equity Fund (“Emerging Markets Equity”), Neuberger Berman Equity Income Fund (“Equity Income”), Neuberger Berman Focus Fund (“Focus”), Neuberger Berman Genesis Fund (“Genesis”), Neuberger Berman Guardian Fund (“Guardian”), Neuberger Berman International Fund (“International”), Neuberger Berman International Institutional Fund (“International Institutional”), Neuberger Berman International Large Cap Fund (“International Large Cap”), Neuberger Berman Intrinsic Value Fund (“Intrinsic Value”), Neuberger Berman Large Cap Disciplined Growth Fund (“Large Cap Disciplined Growth”), Neuberger Berman Mid Cap Growth Fund (“Mid Cap Growth”), Neuberger Berman Multi-Cap Opportunities Fund (“Multi-Cap Opportunities), Neuberger Berman Partners Fund (“Partners”), Neuberger Berman Real Estate Fund (“Real Estate”), Neuberger Berman Regency Fund (“Regency”), Neuberger Berman Select Equities Fund (“Select Equities”), Neuberger Berman Small Cap Growth Fund (“Small Cap Growth”), and Neuberger Berman Socially Responsive Fund (“Socially Responsive”) (each individually a “Fund,” and collectively, the “Funds”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, written option contracts and purchased option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs).

See Notes to Financial Statements	101

Notes to Schedule of Investments (Unaudited) (cont'd)

Other Level 2 inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Certificates of Deposit are valued at amortized cost. Investments in State Street Institutional Government Money Market Fund Institutional Class and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund's daily calculated net asset value per share.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

For both debt and equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of February 28, 2011:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3§§	Total
Emerging Markets Equity
Investments:
Common Stocks§	$55,158	$—	$—	$55,158
Preferred Stocks§	4,118	—	0	4,118
Short-Term Investments	—	3,294	—	3,294
Total Investments	59,276	3,294	0	62,570
Equity Income
Investments:
Common Stocks§	788,474	—	—	788,474
Convertible Preferred Stocks	8,658	—	—	8,658

See Notes to Financial Statements	102

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Convertible Bonds	$—	$114,281	$—	$114,281
Short-Term Investments	—	64,908	—	64,908
Total Investments	797,132	179,189	—	976,321
Focus
Investments:
Common Stocks§	612,724	—	—	612,724
Short-Term Investments	—	10,590	—	10,590
Total Investments	612,724	10,590	—	623,314
Genesis
Investments:
Common Stocks§	11,520,187	—	—	11,520,187
Short-Term Investments	—	425,634	—	425,634
Total Investments	11,520,187	425,634	—	11,945,821
Guardian
Investments:
Common Stocks§	1,210,282	—	—	1,210,282
Short-Term Investments	—	25,674	—	25,674
Total Investments	1,210,282	25,674	—	1,235,956
International
Investments:
Common Stocks§	341,416	—	—	341,416
Preferred Stocks§	—	—	12	12
Rights§	1	—	—	1
Warrants§	0	—	—	0
Short-Term Investments	—	8,474	—	8,474
Total Investments	341,417	8,474	12	349,903
International Institutional
Investments:
Common Stocks§	199,280	—	—	199,280
Rights§	1	—	—	1
Warrants§	0	—	—	0
Short-Term Investments	—	10,600	—	10,600
Total Investments	199,281	10,600	—	209,881
International Large Cap
Investments:
Common Stocks§	193,395	—	—	193,395
Rights§	1	—	—	1
Warrants§	0	—	—	0
Short-Term Investments	—	10,136	—	10,136
Total Investments	193,396	10,136	—	203,532

See Notes to Financial Statements	103

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Intrinsic Value
Investments:
Common Stocks§	$117,764	$—	$—	$117,764
Rights§	—	—	0	0
Short-Term Investments	—	5,264	—	5,264
Total Investments	117,764	5,264	0	123,028
Large Cap Disciplined Growth
Investments:
Common Stocks§	638,477	—	—	638,477
Short-Term Investments	—	13,652	—	13,652
Total Investments	638,477	13,652	—	652,129
Mid Cap Growth
Investments:
Common Stocks§	579,574	—	—	579,574
Short-Term Investments	—	20,450	—	20,450
Total Investments	579,574	20,450	—	600,024
Multi-Cap Opportunities
Investments:
Common Stocks§	47,736	—	—	47,736
Short-Term Investments	—	2,096	—	2,096
Total Investments	47,736	2,096	—	49,832
Partners
Investments:
Common Stocks§	2,677,113	—	—	2,677,113
Short-Term Investments	—	46,608	—	46,608
Total Investments	2,677,113	46,608	—	2,723,721
Real Estate
Investments:
Common Stocks§	287,279	—	—	287,279
Short-Term Investments	—	11,794	—	11,794
Total Investments	287,279	11,794	—	299,073
Regency
Investments:
Common Stocks§	104,988	—	—	104,988
Short-Term Investments	—	4,555	—	4,555
Total Investments	104,988	4,555	—	109,543

See Notes to Financial Statements	104

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Select Equities
Investments:
Common Stocks§	$65,999	$—	$—	$65,999
Short-Term Investments	—	8,695	—	8,695
Total Investments	65,999	8,695	—	74,694
Small Cap Growth
Investments:
Common Stocks§	231,047	—	—	231,047
Short-Term Investments	—	1,175	—	1,175
Total Investments	231,047	1,175	—	232,222
Socially Responsive
Investments:
Common Stocks§	1,579,385	—	—	1,579,385
Short-Term Investments	—	51,672	—	51,672
Certificates of Deposit	—	600	—	600
Total Investments	1,579,385	52,272	—	1,631,657

§	The Schedule of Investments (and Summary Schedule of Investments by Industry for the international funds) provide information on the industry and/or country categorization for the portfolio.

§§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 2/28/11	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/11

Investments in Securities:
Emerging Markets Equity
Preferred Stocks Brazil	$0	$—	$—	$—	$—	$0	$0
Total	0	—	—	—	—	0	0
International
Preferred Stocks Brazil	11	—	1	—	—	12	1
Total	11	—	1	—	—	12	1
Intrinsic Value
Rights	0	—	—	—	—	0	—
Total	0	—	—	—	—	0	—

The Funds had no significant transfers between Levels 1 and 2 during the six months ended February 28, 2011.

See Notes to Financial Statements	105

Notes to Schedule of Investments (Unaudited) (cont'd)

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of February 28, 2011:

(000's omitted)	Level 1	Level 2	Level 3	Total

Equity Income

Option Contracts	$(224)	$—	$—	$(224)

#	At cost, which approximates market value.

##	At February 28, 2011, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity	$61,100	$3,736	$2,266	$1,470
Equity Income	893,642	87,570	4,891	82,679
Focus	535,621	91,080	3,387	87,693
Genesis	7,208,042	4,819,696	81,917	4,737,779
Guardian	933,142	312,961	10,147	302,814
International	276,900	81,903	8,900	73,003
International Institutional	169,982	44,442	4,543	39,899
International Large Cap	167,342	38,825	2,635	36,190
Intrinsic Value	95,527	32,062	4,561	27,501
Large Cap Disciplined Growth	535,872	118,307	2,050	116,257
Mid Cap Growth	382,010	219,759	1,745	218,014
Multi-Cap Opportunities	44,385	5,876	429	5,447
Partners	1,906,730	837,529	20,538	816,991
Real Estate	244,106	55,228	261	54,967
Regency	85,227	24,425	109	24,316
Select Equities	64,198	10,578	82	10,496
Small Cap Growth	175,634	57,908	1,320	56,588
Socially Responsive	1,256,930	387,095	12,368	374,727

*	Security did not produce income during the last twelve months.

^	Affiliated issuer (see Note F of Notes to Financial Statements).

See Notes to Financial Statements	106

Notes to Schedule of Investments (Unaudited) (cont'd)

‡‡	At February 28, 2011, Equity Income had outstanding call and put options written as follows:

Shares	Securities and Options	Market Value of Options
10,000	AMB Property, Call May 2011 @ 35	$ 25,000
15,000	AvalonBay Communities, Call July 2011 @ 130	35,000
15,000	Cenovus Energy, Call June 2011 @ 35	73,000
10,000	Microchip Technology, Call April 2011 @ 38	6,000
10,000	Microchip Technology, Call July 2011 @ 40	9,000
15,000	Norfolk Southern, Call June 2011 @ 75	8,000
10,000	PG&E Corp., Call March 2011 @ 50	1,000
7,800	Philip Morris International, Call March 2011 @ 62.5	9,000
8,200	Rayonier Inc., Call August 2011 @ 65	16,000
10,200	Royal Gold, Put July 2011 @ 40	6,000
10,000	United Parcel Service, Call July 2011 @ 80	9,000
15,000	Weyerhaeuser Co., Call July 2011 @ 24	27,000
	Total	$224,000

ñ
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At February 28, 2011, these securities amounted to approximately $36,576,000 or 3.8% of net assets for Equity Income, approximately $1,713,000 or 0.0% of net assets for Genesis, approximately $1,822,000 or 0.5% of net assets for International, and approximately $893,000 or 0.4% of net assets for International Institutional.

Ñ
These securities have been deemed by the investment manager to be illiquid. At February 28, 2011, these securities amounted to approximately $104 or 0.0% of net assets for Emerging Markets Equity and approximately $12,000 or 0.0% of net assets for International.

^^	Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

ØØ	All or a portion of this security is segregated in connection with written options.

a	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

See Notes to Financial Statements	107

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds

(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND
	February 28, 2011	February 28, 2011	February 28, 2011
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$62,570	$976,321	$623,314
Affiliated issuers	—	—	—
	62,570	976,321	623,314
Foreign currency	147	525	—
Deposits with brokers for open option contracts	—	462	—
Dividends and interest receivable	33	3,008	870
Receivable for securities sold	520	—	8,597
Receivable for Fund shares sold	1,611	19,365	89
Receivable from Management—net (Note B)	179	—	—
Prepaid expenses and other assets	—	3	22
Total Assets	65,060	999,684	632,892
Liabilities
Options contracts written, at value (Note A)	—	224	—
Due to custodian	—	—	—
Payable for securities purchased	1,297	26,933	8,218
Payable for Fund shares redeemed	49	757	319
Payable to investment manager—net (Notes A & B)	46	354	251
Payable to administrator—net (Note B)	—	214	129
Interest payable	—	—	—
Accrued expenses and other payables	169	154	208
Total Liabilities	1,561	28,636	9,125
Net Assets at value	$63,499	$971,048	$623,767
Net Assets consist of:
Paid-in capital	$61,797	$885,371	$582,787
Undistributed net investment income (loss)	—	—	1,342
Distributions in excess of net investment income	(150)	(1,689)	—
Accumulated net realized gains (losses) on investments	267	2,421	(48,299)
Net unrealized appreciation (depreciation) in value of investments	1,585	84,945	87,937
Net Assets at value	$63,499	$971,048	$623,767
Net Assets
Investor Class	$—	$—	$587,281
Trust Class	—	—	22,018
Advisor Class	—	—	9,318
Institutional Class	57,470	462,545	4,730
Class A	5,091	367,627	179
Class C	904	140,841	241
Class R3	34	35	—

See Notes to Financial Statements	108

GENESIS FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND
February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011

$6,735,568	$1,235,956	$349,903	$209,881	$203,532	$123,028	$652,129
5,210,253	—	—	—	—	—	—
11,945,821	1,235,956	349,903	209,881	203,532	123,028	652,129
—	—	49	144	3	—	—
—	—	—	—	—	—	—
11,750	1,143	631	358	455	55	393
59,734	—	—	—	—	543	—
26,427	4,273	82	103	334	512	1,704
—	—	—	59	40	21	—
167	76	6	3	2	1	6
12,043,899	1,241,448	350,671	210,548	204,366	124,160	654,232

—	—	—	—	—	—	—
260	—	—	—	—	—	—
1,249	3,493	1,123	648	621	1,454	1,676
21,568	363	754	2	121	—	696
5,980	469	226	134	84	78	262
2,381	261	7	—	—	—	33
—	—	—	—	—	—	—
3,060	328	260	105	118	72	114
34,498	4,914	2,370	889	944	1,604	2,781
$12,009,401	$1,236,534	$348,301	$209,659	$203,422	$122,556	$651,451

$7,383,370	$984,275	$478,567	$336,439	$231,395	$87,870	$533,070
84,854	5,129	—	—	—	—	115
—	—	(5,390)	(3,535)	(904)	(350)	—
(207,092)	(57,209)	(207,218)	(164,326)	(64,962)	7,167	505
4,748,269	304,339	82,342	41,081	37,893	27,869	117,761
$12,009,401	$1,236,534	$348,301	$209,659	$203,422	$122,556	$651,451

$2,328,740	$1,096,354	$190,118	$—	$—	$—	$14,278
3,840,443	108,092	158,092	—	21,260	—	—
623,493	688	—	—	—	—	—
5,216,725	27,423	—	209,659	174,368	118,343	550,138
—	3,322	53	—	5,155	3,420	45,816
—	557	38	—	2,560	793	41,058
—	98	—	—	79	—	161

109

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND
	February 28, 2011	February 28, 2011	February 28, 2011
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	28,067
Trust Class	—	—	1,443
Advisor Class	—	—	888
Institutional Class	3,353	40,613	226
Class A	298	32,383	12
Class C	54	12,457	23
Class R3	2	3	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$20.92
Trust Class	—	—	15.26
Advisor Class	—	—	10.49
Institutional Class	17.14	11.39	20.95
Class R3	16.89	11.35	—
Net Asset Value and redemption price per share
Class A	$17.09	$11.35	$15.23
Offering Price per share
Class A‡	$18.13	$12.04	$16.16
Net Asset Value and offering price per share
Class C^	$16.85	$11.31	$10.42
*Cost of Investments:
Unaffiliated issuers	$60,982	$891,277	$535,377
Affiliated issuers	—	—	—
Total cost of investments	$60,982	$891,277	$535,377
Total cost of foreign currency	$147	$529	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements	110

GENESIS FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND
February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011

66,219	69,230	10,782	—	—	—	1,787
76,177	8,726	8,084	—	2,108	—	—
21,345	49	—	—	—	—	—
107,198	1,729	—	21,367	17,296	9,387	68,692
—	269	3	—	514	272	5,741
—	40	2	—	258	63	5,208
—	7	—	—	8	—	20

$ 35.17	$ 15.84	$17.63	$—	$—	$—	$7.99
50.42	12.39	19.56	—	10.08	—	—
29.21	14.00	—	—	—	—	—
48.66	15.86	—	9.81	10.08	12.61	8.01
—	13.94	—	—	10.02	—	7.95

$—	$12.35	$19.57	$—	$10.03	$12.57	$7.98

$—	$13.10	$20.76	$—	$10.64	$13.34	$8.47

$—	$13.85	$19.54	$—	$9.93	$12.52	$7.88

$4,124,274	$931,650	$267,586	$168,828	$165,651	$95,159	$534,368
3,073,287	—	—	—	—	—	—
$7,197,561	$931,650	$267,586	$168,828	$165,651	$95,159	$534,368
$—	$—	$49	$130	$3	$—	$—

111

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds

(000's omitted except per share amounts)

	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND
	February 28, 2011	February 28, 2011	February 28, 2011
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$600,024	$49,832	$2,723,721
Affiliated issuers	—	—	—
	600,024	49,832	2,723,721
Foreign currency	—	—	—
Deposits with brokers for open option contracts	—	—	—
Dividends and interest receivable	110	78	2,807
Receivable for securities sold	1,648	—	17,616
Receivable for Fund shares sold	854	133	1,993
Receivable from Management—net (Note B)	—	24	—
Prepaid expenses and other assets	12	1	74
Total Assets	602,648	50,068	2,746,211
Liabilities
Options contracts written, at value (Note A)	—	—	—
Due to custodian	—	—	—
Payable for securities purchased	—	23	9,692
Payable for Fund shares redeemed	1,143	—	8,305
Payable to investment manager—net (Notes A & B)	245	22	964
Payable to administrator—net (Note B)	94	—	757
Interest payable	—	4	—
Accrued expenses and other payables	212	45	509
Total Liabilities	1,694	94	20,227
Net Assets at value	$600,954	$49,974	$2,725,984
Net Assets consist of:
Paid-in capital	$497,500	$41,536	$2,375,480
Undistributed net investment income (loss)	(647)	59	1,154
Distributions in excess of net investment income	—	—	—
Accumulated net realized gains (losses) on investments	(114,692)	2,869	(475,380)
Net unrealized appreciation (depreciation) in value of investments	218,793	5,510	824,730
Net Assets at value	$600,954	$49,974	$2,725,984
Net Assets
Investor Class	$362,335	$—	$1,466,192
Trust Class	29,334	—	613,227
Advisor Class	7,661	—	415,664
Institutional Class	180,176	49,707	229,602
Class A	20,342	105	1,189
Class C	514	162	73
Class R3	592	—	37

See Notes to Financial Statements	112

REAL ESTATE FUND	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011

$299,073	$109,543	$74,694	$232,222	$1,631,657
—	—	—	—	—
299,073	109,543	74,694	232,222	1,631,657
—	—	—	—	—
—	—	—	—	—
242	135	137	15	1,298
2,496	362	—	—	—
3,231	87	623	245	5,489
44	—	25	26	—
2	2	1	3	20
305,088	110,129	75,480	232,511	1,638,464
—	—	—	—	—
—	—	—	—	—
7,194	—	—	—	4,653
256	646	276	297	2,941
165	42	31	151	595
—	7	—	—	393
—	—	—	—	—
102	101	74	201	337
7,717	796	381	649	8,919
$297,371	$109,333	$75,099	$231,862	$1,629,545
$254,670	$104,518	$61,205	$269,328	$1,374,028
187	195	33	(878)	5,319
—	—	—	—	—
(17,477)	(21,883)	3,170	(94,379)	(125,245)
59,991	26,503	10,691	57,791	375,443
$297,371	$109,333	$75,099	$231,862	$1,629,545
$—	$60,781	$—	$74,798	$758,031
207,178	43,948	—	25,035	516,491
—	—	—	11,238	—
69,488	4,027	30,845	118,214	301,527
17,320	423	30,629	2,275	42,986
3,349	116	13,625	212	8,405
36	38	—	90	2,105

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted except per share amounts)

	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND
	February 28, 2011	February 28, 2011	February 28, 2011
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	32,500	—	49,901
Trust Class	1,730	—	27,194
Advisor Class	442	—	21,370
Institutional Class	15,935	4,888	7,777
Class A	1,199	10	53
Class C	30	16	4
Class R3	34	—	2
Net Asset Value, offering and redemption price per share
Investor Class	$11.15	$—	$29.38
Trust Class	16.95	—	22.55
Advisor Class	17.34	—	19.45
Institutional Class	11.31	10.17	29.52
Class R3	17.38	—	19.36
Net Asset Value and redemption price per share
Class A	$16.97	$10.16	$22.46
Offering Price per share
Class A‡	$18.01	$10.78	$23.83
Net Asset Value and offering price per share
Class C^	$17.23	$10.09	$19.29
*Cost of Investments:
Unaffiliated issuers	$381,231	$44,322	$1,898,991
Affiliated issuers	—	—	—
Total cost of investments	$381,231	$44,322	$1,898,991
Total cost of foreign currency	$—	$—	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements	114

REAL ESTATE FUND	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011	February 28, 2011

—	3,666	—	3,986	27,956
16,960	3,042	—	1,224	27,803
—	—	—	827	—
5,675	242	3,214	6,257	11,116
1,418	29	3,193	111	2,325
274	8	1,449	16	460
3	3	—	7	114

$—	$16.58	$—	$18.76	$27.11
12.22	14.45	—	20.46	18.58
—	—	—	13.58	—
12.24	16.61	9.60	18.89	27.13
12.22	14.44	—	13.60	18.42

$12.22	$14.44	$9.59	$20.50	$18.49

$12.97	$15.32	$10.18	$21.75	$19.62

$12.22	$14.39	$9.40	$13.48	$18.29

$239,082	$83,040	$64,003	$174,431	$1,256,249
—	—	—	—	—
$239,082	$83,040	$64,003	$174,431	$1,256,249
$—	$—	$—	$—	$—

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds

(000's omitted)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND
	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$174	$8,814	$4,193
Dividend income—affiliated issuers (Note F)	—	—	—
Interest income—unaffiliated issuers	2	1,951	12
Foreign taxes withheld	(17)	(293)	—
Total income	$159	$10,472	$4,205
Expenses:
Investment management fees (Notes A & B)	186	1,527	1,529
Administration fees (Note B)	11	173	172
Administration fees (Note B):
Investor Class	—	—	544
Trust Class	—	—	35
Advisor Class	—	—	15
Institutional Class	13	95	—
Class A	8	283	—
Class C	1	83	—
Class R3	—	—	—
Distribution fees (Note B):
Trust Class	—	—	10
Advisor Class	—	—	11
Class A	10	354	—
Class C	3	415	—
Class R3	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	199
Trust Class	—	—	3
Advisor Class	—	—	2
Institutional Class	1	11	1
Class A	1	61	1
Class C	—	15	1
Class R3	1	1	—
Audit fees	24	28	28
Custodian fees (Note B)	297	106	90
Insurance expense	1	8	25
Legal fees	54	56	56
Registration and filing fees	52	78	50
Reimbursement of expenses previously assumed by Management (Note B)	—	—	—
Shareholder reports	4	39	19
Trustees' fees and expenses	26	26	26
Interest expense (Note E)	—	—	—
Miscellaneous	4	26	47
Total expenses	697	3,385	2,864

See Notes to Financial Statements	116

GENESIS FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND
For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011

$100,977	$10,429	$2,265	$1,204	$1,307	$351	$2,573
38,445	—	—	—	—	—	—
594	29	9	6	6	3	15
(592)	(22)	(174)	(94)	(122)	—	(8)
$139,424	$10,436	$2,100	$1,116	$1,191	$354	$2,580

34,857	2,812	1,495	820	515	430	1,465
3,160	334	107	58	56	30	165

2,096	1,006	187	—	—	—	14
5,963	155	283	—	51	—	—
900	1	—	—	—	—	—
1,981	4	—	87	65	45	205
—	4	—	—	10	2	43
—	1	—	—	2	—	36
—	—	—	—	—	—	—

—	46	—	—	15	—	—
661	1	—	—	—	—	—
—	5	—	—	13	2	54
—	3	—	—	11	1	182
—	—	—	—	—	—	—

745	417	91	—	—	—	14
182	6	46	—	8	—	—
68	—	—	—	—	—	—
209	—	—	9	6	4	18
—	1	4	—	1	—	6
—	—	4	—	—	—	3
—	—	—	—	—	—	—
29	28	29	29	28	11	11
696	145	151	98	122	34	89
426	45	16	9	5	1	16
49	49	173	49	49	47	59
142	63	52	11	49	26	97
—	—	—	—	—	—	—
630	69	54	12	13	12	25
26	26	26	26	26	27	26
—	—	—	—	—	—	—
2,252	81	45	17	16	8	32
55,072	5,302	2,763	1,225	1,061	680	2,560

117

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND
	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011
Expenses reimbursed by Management (Note B)	(451)	(107)	(2)
Investment management fees waived (Note A)	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—
Total net expenses	246	3,278	2,862
Net investment income (loss)	$(87)	$7,194	$1,343
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	595	4,347	43,547
Sales of investment securities of affiliated issuers	—	—	—
Foreign currency	(62)	(40)	—
Options written	—	192	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(143)	75,768	107,525
Affiliated investment securities	—	—	—
Foreign currency	(2)	7	—
Options written	—	(88)	—
Net gain (loss) on investments	388	80,186	151,072
Net increase (decrease) in net assets resulting from operations	$301	$87,380	$152,415

See Notes to Financial Statements	118

GENESIS FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND
For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011
(517)	(2)	(110)	(444)	(136)	(168)	(197)
—	—	—	—	—	—	—
(1)	—	—	—	—	—	—
54,554	5,300	2,653	781	925	512	2,363
$84,870	$5,136	$(553)	$335	$266	$(158)	$217

256,454	67,916	27,608	8,814	5,870	9,327	11,240
43,452	—	—	—	—	—	—
(15)	3	(258)	(59)	(81)	—	—
—	—	—	—	—	—	—

1,666,490	234,422	46,297	30,263	31,113	22,920	121,254
891,074	—	—	—	—	—	—
9	31	12	14	2	—	—
—	—	—	—	—	—	—
2,857,464	302,372	73,659	39,032	36,904	32,247	132,494
$2,942,334	$307,508	$73,106	$39,367	$37,170	$32,089	$132,711

119

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds

(000's omitted)

	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND
	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,964	$455	$13,356
Dividend income—affiliated issuers (Note F)	—	—	—
Interest income—unaffiliated issuers	23	2	66
Foreign taxes withheld	(3)	(5)	(291)
Total income	$1,984	$452	$13,131
Expenses:
Investment management fees (Notes A & B)	1,444	168	5,873
Administration fees (Note B)	162	17	759
Administration fees (Note B):
Investor Class	336	—	1,365
Trust Class	45	—	1,017
Advisor Class	11	—	658
Institutional Class	69	25	81
Class A	19	—	—
Class C	—	—	—
Class R3	—	—	—
Distribution fees (Note B):
Trust Class	—	—	299
Advisor Class	8	—	484
Class A	24	1	—
Class C	1	1	—
Class R3	1	—	—
Shareholder servicing agent fees:
Investor Class	199	—	433
Trust Class	3	—	32
Advisor Class	2	—	28
Institutional Class	7	4	8
Class A	2	—	2
Class C	—	—	2
Class R3	—	—	2
Audit fees	11	11	28
Custodian fees (Note B)	94	20	225
Insurance expense	20	2	122
Legal fees	47	41	44
Registration and filing fees	61	37	81
Reimbursement of expenses previously assumed by Management (Note B)	5	—	—
Shareholder reports	60	11	211
Trustees' fees and expenses	26	26	26
Interest expense (Note E)	—	4	—
Miscellaneous	42	6	189
Total expenses	2,699	374	11,969

See Notes to Financial Statements	120

REAL ESTATE FUND	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011

$2,824	$952	$570	$282	$11,905
—	—	—	—	—
8	4	5	3	32
(20)	(5)	(2)	—	(30)
$2,812	$951	$573	$285	$11,907

796	289	189	918	3,407
60	31	21	65	413

—	58	—	74	679
261	78	—	41	738
—	—	—	19	—
17	1	10	47	105
6	—	34	1	26
1	—	13	—	5
—	—	—	—	1

77	23	—	12	217
—	—	—	14	—
7	—	43	1	32
6	1	64	1	26
—	—	—	—	3

—	32	—	56	253
33	15	—	7	39
—	—	—	3	—
1	—	2	5	9
1	1	12	—	3
1	1	3	—	1
1	—	—	—	—
29	11	27	11	11
53	48	24	66	175
5	7	3	11	51
53	51	49	50	49
48	56	43	65	74
—	—	—	—	9
42	30	11	61	118
26	26	26	26	26
—	—	—	—	—
17	25	9	22	116
1,541	784	583	1,576	6,586

121

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)

	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND
	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011
Expenses reimbursed by Management (Note B)	(68)	(88)	(5)
Investment management fees waived (Note A)	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—
Total net expenses	2,631	286	11,964
Net investment income (loss)	$(647)	$166	$1,167
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	10,983	3,747	103,530
Sales of investment securities of affiliated issuers	—	—	—
Foreign currency	—	—	(19)
Options written	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	135,467	9,447	614,324
Affiliated investment securities	—	—	—
Foreign currency	—	—	4
Options written	—	—	—
Net gain (loss) on investments	146,450	13,194	717,839
Net increase (decrease) in net assets resulting from operations	$145,803	$13,360	$719,006

See Notes to Financial Statements	122

REAL ESTATE FUND	REGENCY FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011	For the Six Months Ended February 28, 2011
(570)	(66)	(169)	(413)	(2)
—	(26)	—	—	—
—	—	—	—	—
971	692	414	1,163	6,584
$1,841	$259	$159	$(878)	$5,323

5,094	6,143	3,904	21,573	49,804
—	—	—	—	—
—	—	—	—	35
—	—	—	—	—

31,386	27,232	11,662	46,520	313,805
—	—	—	—	—
—	—	—	—	32
—	—	—	—	—
36,480	33,375	15,566	68,093	363,676
$38,321	$33,634	$15,725	$67,215	$368,999

123

Statements of Changes in Net Assets

Neuberger Berman Equity Funds

(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND
	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(87)	$66	$7,194	$5,988
Net realized gain (loss) on investments	533	882	4,499	6,131
Change in net unrealized appreciation (depreciation) of investments	(145)	362	75,687	6,947
Net increase (decrease) in net assets resulting from operations	301	1,310	87,380	19,066
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(41)	(17)	(4,918)	(1,568)
Class A	—	(6)	(7,441)	(2,468)
Class C	—	—	(1,835)	(389)
Class R3	—	—	(1)	(0)
Net realized gain on investments:
Institutional Class	(569)	(304)	—	—
Class A	(180)	(131)	—	—
Class C	(16)	(19)	—	—
Class R3	(1)	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(807)	(477)	(14,195)	(4,425)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	53,028	4,202	350,048	89,935
Class A	5,981	4,844	260,575	141,691
Class C	796	118	87,978	40,417
Class R3	—	30	—	30
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	557	321	2,760	665
Class A	175	131	6,628	1,997
Class C	4	19	790	139
Class R3	1	—	1	—

See Notes to Financial Statements	124

FOCUS FUND		GENESIS FUND		GUARDIAN FUND
Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

$1,343	$3,432	$84,870	$ (5,541)	$5,136	$3,929
43,547	48,589	299,891	327,808	67,919	5,662
107,525	(61,312)	2,557,573	405,880	234,453	68,334
152,415	(9,291)	2,942,334	728,147	307,508	77,925

(2,980)	(4,238)	—	—	(3,466)	(4,777)
(108)	(186)	—	—	(310)	(413)
(57)	(102)	—	—	—	(1)
(0)	—	—	—	(36)	(1)
(0)	—	—	—	(22)	(9)
(0)	—	—	—	(1)	(0)
—	—	—	—	(1)	(0)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(3,145)	(4,526)	—	—	(3,836)	(5,201)

2,320	7,024	227,563	368,995	18,256	29,249
1,039	3,571	304,590	545,267	16,852	18,549
621	1,328	110,045	160,779	51	95
4,641	30	776,242	995,196	22,023	4,645
137	30	—	—	1,379	5,973
200	30	—	—	132	395
—	—	—	—	103	—

2,599	3,709	—	—	3,241	4,474
101	182	—	—	297	412
56	100	—	—	—	—
—	—	—	—	31	—
—	—	—	—	22	9
—	—	—	—	1	—
—	—	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND
	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Proceeds from conversion of Trust Class shares (Note G):
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(4,121)	(166)	(19,232)	(13,484)
Class A	(7,021)	(1,588)	(110,942)	(18,707)
Class C	(16)	(231)	(2,234)	(2,005)
Class R3	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	1	1	—	—
Class A	—	1	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note G):
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	49,385	7,682	576,372	240,678
Net Increase (Decrease) in Net Assets	48,879	8,515	649,557	255,319
Net Assets:
Beginning of period	14,620	6,105	321,491	66,172
End of period	$63,499	$14,620	$971,048	$321,491
Undistributed net investment income (loss) at end of period	$—	$—	$—	$5,312
Distributions in excess of net investment income at end of period	$ (150)	$(22)	$(1,689)	$—

See Notes to Financial Statements	126

FOCUS FUND		GENESIS FUND		GUARDIAN FUND
Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

—	—	—	—	—	—
—	—	—	—	—	—

(37,950)	(59,627)	(258,178)	(357,889)	(69,586)	(107,774)
(3,437)	(8,171)	(508,522)	(1,002,217)	(12,869)	(16,152)
(1,352)	(3,737)	(73,040)	(148,456)	(38)	(170)
(25)	—	(354,865)	(998,452)	(1,040)	(326)
—	—	—	—	(2,774)	(2,798)
—	—	—	—	(83)	(64)
—	—	—	—	(95)	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
(31,050)	(55,531)	223,835	(436,777)	(24,097)	(63,483)
118,220	(69,348)	3,166,169	291,370	279,575	9,241

505,547	574,895	8,843,232	8,551,862	956,959	947,718
623,767	$505,547	$12,009,401	$8,843,232	$1,236,534	$956,959
1,342	$3,144	$84,854	$(16)	$5,129	$3,829
—	$—	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

(000's omitted)

	INTERNATIONAL FUND		INTERNATIONAL INSTITUTIONAL FUND
	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$ (553)	$3,359	$335	$3,264
Net realized gain (loss) on investments	27,350	22,039	8,755	8,663
Change in net unrealized appreciation (depreciation) of investments	46,309	8,250	30,277	5,823
Net increase (decrease) in net assets resulting from operations	73,106	33,648	39,367	17,750
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(2,185)	(2,021)	—	—
Trust Class	(1,529)	(1,558)	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	(3,471)	(3,179)
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Tax Return of Capital:
Investor Class	—	(776)	—	—
Trust Class	—	(661)	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(3,714)	(5,016)	(3,471)	(3,179)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	4,383	7,515	—	—
Trust Class	6,595	18,054	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	12,393	19,694
Class A	51	—	—	—
Class C	36	—	—	—
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,940	2,383	—	—
Trust Class	1,448	2,041	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	3,456	3,168
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—

See Notes to Financial Statements	128

INTERNATIONAL LARGE CAP FUND		INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND
Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Period from May 10, 2010 (Commencement of Operations ) to August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

$266	$1,646	$ (158)	$92	$217	$1,277
5,789	1,203	9,327	1,351	11,240	260
31,115	1,227	22,920	(6,647)	121,254	(17,073)
37,170	4,076	32,089	(5,204)	132,711	(15,536)

—	—	—	—	(3)	(6)
(161)	(333)	—	—	—	—
—	—	—	—	—	—
(1,114)	(1,013)	(280)	—	(1,073)	(400)
(62)	(72)	(5)	—	(17)	—
(8)	(6)	(0)	—	—	—
(0)	(1)	—	—	—	—

—	—	(3,436)	—	—	—
—	—	(72)	—	—	—
—	—	(3)	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(1,345)	(1,425)	(3,796)	—	(1,093)	(406)

—	—	—	—	2,107	3,226
1,739	4,570	—	—	—	—
—	—	—	—	—	—
28,163	64,193	9,017	3,148	149,415	389,464
1,201	6,921	3,292	730	18,859	40,400
770	1,241	714	50	5,711	14,048
4	3	—	—	113	—

—	—	—	—	3	6
148	320	—	—	—	—
—	—	—	—	—	—
1,079	998	3,704	—	763	196
60	69	77	—	14	—
2	1	2	—	—	—
—	1	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)

	INTERNATIONAL FUND		INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Proceeds from conversion of Trust Class shares (Note G):
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(25,035)	(60,498)	—	—	—	—
Trust Class	(45,811)	(73,098)	—	—	(13,964)	(7,414)
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	(10,158)	(93,157)	(12,263)	(4,664)
Class A	—	—	—	—	(7,268)	(1,869)
Class C	—	—	—	—	(84)	(129)
Class R3	—	—	—	—	—	—
Redemption fees retained:
Investor Class	2	6	—	—	—	—
Trust Class	1	6	—	—	1	—
Institutional Class	—	—	—	2	3	1
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note G):
Institutional Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(56,390)	(103,591)	5,691	(70,293)	(409)	64,242
Net Increase (Decrease) in Net Assets	13,002	(74,959)	41,587	(55,722)	35,416	66,893
Net Assets:
Beginning of period	335,299	410,258	168,072	223,794	168,006	101,113
End of period	$348,301	$335,299	$209,659	$168,072	$203,422	$168,006
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—	$—	$175
Distributions in excess of net investment income at end of period	$(5,390)	$(1,123)	$(3,535)	$(399)	$(904)	$—

See Notes to Financial Statements	130

INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND
Six Months Ended February 28, 2011 (Unaudited)	Period from May 10, 2010 (Commencement of Operations ) to August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

—	—	—	—
—	—	—	—

—	—	(2,535)	(3,876)
—	—	—	—
—	—	—	—
(3,121)	(10,019)	(55,363)	(46,220)
(1,043)	(52)	(16,791)	(74,960)
—	—	(4,474)	(8,903)
—	—	(28)	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	92,968	—	—
12,642	86,825	97,794	313,381
40,935	81,621	229,412	297,439

81,621	—	422,039	124,600
$122,556	$81,621	$651,451	$422,039
$—	$93	$115	$991
$(350)	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds

 (000's omitted)

	MID CAP GROWTH FUND		MULTI-CAP OPPORTUNITIES FUND		PARTNERS FUND
	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(647)	$(2,213)	$166	$257	$1,167	$2,738
Net realized gain (loss) on investments	10,983	44,583	3,747	393	103,511	(7,213)
Change in net unrealized appreciation (depreciation) of investments	135,467	25,565	9,447	(4,095)	614,328	82,978
Net increase (decrease) in net assets resulting from operations	145,803	67,935	13,360	(3,445)	719,006	78,503
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(1,651)	(8,029)
Trust Class	—	—	—	—	(41)	(4,115)
Advisor Class	—	—	—	—	—	(2,659)
Institutional Class	—	—	(363)	(31)	(512)	(1,236)
Class A	—	—	(1)	—	(1)	—
Class C	—	—	—	—	(0)	—
Class R3	—	—	—	—	(0)	—
Net realized gain on investments:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Total distributions to shareholders	—	—	(364)	(31)	(2,205)	(16,039)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	6,174	7,186	—	—	50,642	138,438
Trust Class	3,858	10,390	—	—	21,704	100,153
Advisor Class	1,565	1,982	—	—	23,928	71,790
Institutional Class	33,959	130,572	18,431	53,199	50,351	41,170
Class A	7,710	15,612	447	515	1,374	35
Class C	210	231	73	69	33	30
Class R3	494	—	—	—	—	30
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	1,578	7,676
Trust Class	—	—	—	31	40	3,880
Advisor Class	—	—	—	—	—	2,499
Institutional Class	—	—	16	—	494	1,199
Class A	—	—	—	—	1	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—

See Notes to Financial Statements	132

REAL ESTATE FUND		REGENCY FUND
Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

$1,841	$1,779	$259	$101
5,094	10,105	6,143	3,299
31,386	15,288	27,232	(787)
38,321	27,172	33,634	2,613

—	—	(65)	(336)
(1,314)	(1,439)	(43)	(257)
—	—	—	—
(310)	(239)	(3)	—
(26)	(0)	(0)	—
(4)	(0)	—	—
(0)	(0)	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—
—	(395)	—	—
—	(65)	—	—
—	(0)	—	—
—	(0)	—	—
—	(0)	—	—
(1,654)	(2,138)	(111)	(593)

—	—	4,078	28,267
76,657	81,532	3,613	85,347
—	—	—	—
43,793	17,701	3,201	1,022
16,505	543	413	30
3,076	137	70	35
—	30	—	30

—	—	62	319
1,270	1,789	41	245
—	—	—	—
86	49	3	—
20	—	—	—
2	—	—	—
—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP GROWTH FUND		MULTI-CAP OPPORTUNITIES FUND		PARTNERS FUND
	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Proceeds from conversion of Trust Class shares (Note G):
Trust Class	—	—	—	(1,800)	—	—
Institutional Class	—	—	—	1,800	—	—
Payments for shares redeemed:
Investor Class	(23,131)	(38,004)	—	—	(161,157)	(332,108)
Trust Class	(3,340)	(7,469)	—	(1,500)	(128,035)	(192,603)
Advisor Class	(1,082)	(4,328)	—	—	(59,269)	(119,450)
Institutional Class	(15,469)	(183,352)	(28,808)	(4,216)	(19,241)	(59,013)
Class A	(6,021)	(1,451)	(736)	(186)	(267)	—
Class C	(2)	(67)	—	—	—	—
Class R3	—	—	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note G):
Institutional Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	4,925	(68,698)	(10,577)	47,912	(217,824	(336,274)
Net Increase (Decrease) in Net Assets	150,728	(763)	2,419	44,436	498,977	(273,810)
Net Assets:
Beginning of period	450,226	450,989	47,555	3,119	2,227,007	2,500,817
End of period	$600,954	$450,226	$49,974	$47,555	$2,725,984	$2,227,007
Undistributed net investment income (loss) at end of period	$(647)	$—	$59	$257	$1,154	$2,192
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements	134

REAL ESTATE FUND		REGENCY FUND
Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

—	—	—	—
—	—	—	—

—	—	(16,709)	(20,055)
(25,655)	(41,057)	(55,922)	(30,468)
—	—	—	—
(4,114)	(2,130)	(149)	(258)
(985)	(4)	(67)	—
(87)	—	(2)	—
—	—	—	—

—	—	—	—
70	24	—	—
22	4	—	—
5	—	—	—
1	—	—	—
—	—	—	—

—	—	—	—
110,666	58,618	(61,368)	64,514
147,333	83,652	(27,845)	66,534

150,038	66,386	137,178	70,644
$297,371	$150,038	$109,333	$137,178
$187	$—	$195	$47
$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SELECT EQUITIES FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$159	$218	$(878)	$(1,845)
Net realized gain (loss) on investments	3,904	3,708	21,573	34,610
Change in net unrealized appreciation (depreciation) of investments	11,662	(4,906)	46,520	(23,308)
Net increase (decrease) in net assets resulting from operations	15,725	(980)	67,215	9,457
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(165)	(60)	—	—
Class A	(75)	(117)	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net realized gain on investments:
Institutional Class	(588)	(195)	—	—
Class A	(936)	(818)	—	—
Class C	(374)	(184)	—	—
Class R3	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(2,138)	(1,374)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	2,938	68,483
Trust Class	—	—	1,903	7,814
Advisor Class	—	—	1,601	3,953
Institutional Class	10,650	17,277	19,029	94,869
Class A	3,835	30,804	1,590	652
Class C	1,131	6,357	40	69
Class R3	—	—	12	1
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	653	188	—	—
Class A	915	669	—	—
Class C	237	126	—	—
Class R3	—	—	—	—

See Notes to Financial Statements	136

SOCIALLY RESPONSIVE FUND
Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

$5,323	$2,647
49,839	(19,522)

313,837	113,650
368,999	96,775

(921)	(1,891)
(696)	(1,213)
—	—
(765)	(412)
(104)	(24)
(6)	(6)
(4)	(0)

—	—
—	—
—	—
—	—

—	—
—	—
—	—
—	—
—	—
—	—
(2,496)	(3,546)

67,362	72,265
82,081	86,558
—	—
97,956	98,699
26,842	12,643
3,905	3,521
1,747	176

867	1,743
687	1,197
—	—
718	390
86	20
4	4
3	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SELECT EQUITIES FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Proceeds from conversion of Trust Class shares (Note G):
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(27,527)	(152,060)
Trust Class	—	—	(6,427)	(23,125)
Advisor Class	—	—	(3,397)	(6,446)
Institutional Class	(1,973)	(5,470)	(15,407)	(11,722)
Class A	(19,224)	(30,981)	(104)	(246)
Class C	(1,843)	(1,752)	(8)	(4)
Class R3	—	—	(1)	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with the Reorganization (Note G):
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(5,619)	17,218	(25,758)	(17,762)
Net Increase (Decrease) in Net Assets	7,968	14,864	41,457	(8,305)
Net Assets:
Beginning of period	67,131	52,267	190,405	198,710
End of period	$75,099	$67,131	$231,862	$190,405
Undistributed net investment income (loss) at end of period	$33	$114	$(878)	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

See Notes to Financial Statements	138

SOCIALLY RESPONSIVE FUND
Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

—	—
—	—

—	—
(76,106)	(148,755)
(37,877)	(68,082)
—	—
(23,937)	(14,994)
(2,571)	(1,077)
(145)	(190)
(104)	—
—	—
—	—
—	—
—	—
—	—
—	—

—	—
141,518	44,118
508,021	137,347

1,121,524	984,177
$1,629,545	$1,121,524
$5,319	$2,492
$—	$—

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Equity Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”). The Funds are separate operating series of the Trust, each of which (except Focus, Large Cap Disciplined Growth, Multi-Cap Opportunities, Real Estate, and Select Equities) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, seventeen offer Institutional Class shares, sixteen offer Class A shares, sixteen offer Class C shares, and eleven offer Class R3 shares. During the fiscal years ended August 31, 2009 and 2010, certain of the funds and share classes participated in Fund reorganizations and share class conversions as described in Note G. Intrinsic Value had no operations until May 10, 2010 other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3
Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the six months ended February 28, 2011 were $343,613, $807,443, $2,528,307, $3,585, $191,814, $3,387, $66,728, $2,349, $638,677, $83,684, $1,377 and $155,889 for Focus, Genesis, Guardian, International, Intrinsic Value, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities, Partners, Regency, Small Cap Growth, and Socially Responsive, respectively.

5
Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007-2009. As of February 28, 2011, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2010, permanent differences resulting primarily from different book and tax accounting for net operating losses, convertible preferred stock income adjustments, premium amortization adjustments, partnership and Trust income adjustments, foreign capital gains tax, foreign currency gains and losses, non-deductible 12b-1 fees, non-taxable dividend adjustments, contingent payment debt instrument basis adjustments, passive foreign investment companies gains and losses, return of capital distributions, common stock basis adjustments for redemptions in-kind, wash sale reversals for redemptions in-kind, disallowed redemptions in-kind, capital loss carryforwards expiring and characterization of distributions from real estate investment trusts (“REITs”) and common stock were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value (“NAV”) or NAV per share of each Fund.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

	Distributions Paid From:
	Ordinary Income				Long-Term Capital Gain				Return of Capital				Total
	2010		2009		2010		2009		2010		2009		2010		2009
Emerging Markets Equity	$401,423		$77,563	(1)	$75,247		$—	(1)	$—		$—	(1)	$476,670		$77,563	(1)
Equity Income	4,424,691		723,146		—		199,719		—		—		4,424,691		922,865
Focus	4,526,117		4,498,471		—		71,795,704		—		—		4,526,117		76,294,175
Genesis	—		—		—		442,063,981		—		16,648		—		442,080,629
Guardian	5,201,382		9,781,084		—		96,880,945		—		—		5,201,382		106,662,029
International	3,578,758		12,367,880		—		—		1,437,207		—		5,015,965		12,367,880
International Institutional	3,178,503		9,896,743		—		—		—		—		3,178,503		9,896,743
International Large Cap	1,424,898		3,805,457		—		—		—		—		1,424,898		3,805,457
Intrinsic Value	—	(2)	—		—	(2)	—		—	(2)	—		—	(2)	—
Large Cap Disciplined Growth	406,207		—		—		—		—		—		406,207		—
Mid Cap Growth	—		—		—		—		—		—		—		—
Multi-Cap Opportunities	30,769		29,440		—		37,033		—		—		30,769		66,473
Partners	16,039,409		10,379,749		—		31,218,246		—		—		16,039,409		41,597,995
Real Estate	1,678,446		1,572,919		—		—		459,930		477,253		2,138,376		2,050,172

	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2010	2009	2010	2009	2010	2009	2010	2009
Regency	$593,129	$10,898	$—	$4,426,635	$—	$—	$593,129	$4,437,533
Select Equities	1,374,065	56,266	—	—	—	—	1,374,065	56,266
Small Cap Growth	—	—	—	—	—	—	—	—
Socially Responsive	3,545,308	4,262,072	—	12,873,755	—	—	3,545,308	17,135,827

(1)	Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(2)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

As of August 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Emerging Markets Equity	$177,139	$400,816	$1,692,769	$—	$2,270,724
Equity Income	8,157,823	297,760	4,037,443	—	12,493,026
Focus	3,144,850	—	(20,704,372)	(90,729,914)	(108,289,436)
Genesis	—	—	2,180,036,137	(496,338,822)	1,683,697,315
Guardian	3,828,795	—	68,394,124	(123,635,590)	(51,412,671)
International	—	—	24,457,601	(224,115,510)	(199,657,909)
International Institutional	—	—	9,169,795	(171,841,091)	(162,671,296)
International Large Cap	242,932	—	4,767,346	(68,740,335)	(63,730,057)
Intrinsic Value	773,173	1,042,976	4,769,258	—	6,585,407
Large Cap Disciplined Growth(1)	1,010,516	—	(5,343,281)	(8,885,272)	(13,218,037)
Mid Cap Growth	—	—	82,471,725	(124,820,931)	(42,349,206)
Multi-Cap Opportunities	256,641	—	(3,995,428)	(819,457)	(4,558,244)
Partners	2,200,239	—	202,245,169	(570,742,741)	(366,297,333)
Real Estate	—	—	22,329,854	(16,295,675)	6,034,179
Regency	47,075	—	(3,629,563)	(25,125,122)	(28,707,610)
Select Equities	628,178	969,911	(1,278,655)	—	319,434
Small Cap Growth	—	—	8,207,303	(112,888,881)	(104,681,578)
Socially Responsive	2,492,115	—	60,817,228	(174,295,554)	(110,986,211)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, partnership and Trust basis adjustments, common stock basis adjustments, capital loss carryforwards, post October loss deferrals, REIT basis adjustments, organization expenses, passive foreign investment companies, contingent payment debt instrument basis adjustments, premium amortization accruals, forward contracts mark to market, non-taxable dividend adjustments and convertible preferred stock basis adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Under current tax law, the use of a fund's capital loss carryforwards to offset future gains may be limited. As determined at August 31, 2010, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2011	2012	2013	2014	2015	2016	2017	2018
Focus	$—	$—	$—	$—	$—	$—	$35,105,393	$55,624,521
Genesis	—	—	—	—	—	—	56,608,624	439,714,347
Guardian	—	—	—	—	—	—	58,796,523	64,839,067
International	—	—	—	—	—	—	109,492,631	114,220,767
International Institutional	—	—	—	—	—	—	93,661,292	78,127,348
International Large Cap	—	—	—	—	—	—	32,589,988	36,150,347
Large Cap Disciplined Growth(1)	906,685	—	—	—	317,954	1,325,771	3,672,386	—
Mid Cap Growth	102,695,626	—	—	—	—	—	21,093,068	1,032,237
Multi-Cap Opportunities	—	—	—	—	—	—	413,299	366,768
Partners	—	—	—	—	—	—	81,556,791	448,449,921
Real Estate	—	—	—	—	—	1,844,454	10,477,841	3,973,380
Regency	—	—	—	—	—	—	3,350,748	21,774,374
Small Cap Growth	33,014,006	—	—	—	—	25,763,569	32,917,417	21,193,889
Socially Responsive	—	—	—	—	—	—	65,700,906	92,723,680

(1)
The capital loss carryforwards shown above for Large Cap Disciplined Growth (formerly, Century) include $1,643,725 expiring in 2015 and 2016, which were acquired on April 9, 2009 in the merger with Neuberger Berman Large Cap Disciplined Growth Fund. The use of the losses expiring in 2011 to offset future gains may be limited. Large Cap Disciplined Growth lost capital loss carryforwards of $30,961,476 due to the merger.

During the year ended August 31, 2010, Equity Income, Large Cap Disciplined Growth and Select Equities utilized capital loss carryforwards of $1,390,528, $769,913 and $811,269, respectively. During the year ended August 31, 2010, Mid Cap Growth and Small Cap Growth had capital loss carryforwards expire during the year of $155,307,949 and $70,414,892, respectively.

Under current tax law, certain net capital, net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2010, the Funds elected to defer the following:

	Post October Capital Loss Deferral	Post October Currency Loss Deferral
Genesis	$—	$15,851
International	—	402,112
International Institutional	—	52,451
Large Cap Disciplined Growth	2,662,476	—
Multi-Cap Opportunities	39,390	—
Partners	40,736,029	—
Socially Responsive	15,870,968	—

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of Real Estate and any other Fund that invests in REITs to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to each Fund until the following calendar year. As a result, Real Estate and other Funds that have substantial investments in REITs will estimate these amounts when reporting the character of their income and distributions within the financial statements. All estimates are based upon REIT information sources available to each Fund together with actual IRS Forms 1099 received to date. Based on past experience, it is probable that a portion of each Fund's distributions during the current fiscal period will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal period-end. After calendar year-end, when each Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed each applicable Fund, of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of each Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund's shareholders on IRS Form 1099.

8
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9
Redemption of fund shares: Each class of Emerging Markets Equity, International, International Institutional, and International Large Cap charges a redemption fee of 2%, and each class of Real Estate charges a redemption fee of 1%, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by each Fund as paid-in capital. For the six months ended February 28, 2011, Emerging Markets Equity, International, International Large Cap, and Real Estate received $1,177, $3,338, $3,934 and $98,346, respectively, in redemption fees.

10
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11
Derivative instruments: During the six months ended February 28, 2011, certain of the Funds' use of derivatives, as described below, was limited to written option transactions and purchased option transactions. The Funds have adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

For written call options, a Fund bears the risk of a decline in the price of the underlying security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. For written put options, a Fund bears the risk of an increase in the price of the underlying security during the period, although if a put option a Fund has written expires unexercised, the Fund would realize a gain in the amount of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used to generate incremental cash for Equity Income for the six months ended February 28, 2011. Written option transactions for Equity Income for the six months ended February 28, 2011 were:

Equity Income

	Put Options		Call Options
	Number	Value When Written	Number	Value When Written
Contracts outstanding 8/31/2010	—	$—	60,600	$77,000
Contracts written	52,500	96,000	239,400	320,000
Contracts expired	—	—	(10,000)	(6,000)
Contracts exercised	—	—	(20,000)	(31,000)
Contracts closed	(42,300)	(84,000)	(144,000)	(223,000)
Contracts outstanding 2/28/2011	10,200	$12,000	126,000	$137,000

Premiums paid by a Fund upon purchasing a covered call option are recorded in the asset section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used for hedging purposes for Partners for the six months ended February 28, 2011. There were no purchased options outstanding at February 28, 2011. Purchased option transactions for Partners for the six months ended February 28, 2011 were:

Partners

Call Options
	Number	Value When Purchased
Contracts outstanding 8/31/2010	—	$—
Contracts purchased	200,000	430,000
Contracts expired	—	—
Contracts exercised	—	—
Contracts closed	(200,000)	(430,000)
Contracts outstanding 2/28/2011	—	$—

At February 28, 2011, Equity Income had the following derivatives (which did not qualify as hedging instruments accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Equity Contracts Risk	Statements of Assets and Liabilities Location
Option Contracts Written	$224,000	Option contracts
Total Value	$224,000	written, at value

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 28, 2011 was as follows:

Realized Gain (Loss)

Equity Income	Equity Contracts Risk	Statements of Operations Location
Option Contracts Written	$192,000	Net realized gain
Total Realized Gain (Loss)	$192,000	(loss) on Options written

Partners

Option Contracts Purchased	$(259,000)	Net realized gain (loss) on sales of investment securities of
Total Realized Gain (Loss)	$(259,000)	unaffiliated issuers

Change in Appreciation (Depreciation)

Equity Income	Equity Contracts Risk	Statements of Operations Location
Option Contracts Written	$(88,000)	Change in net unrealized appreciation (depreciation) in value of
Total Change in Appreciation (Depreciation)	$(88,000)	Options written

For the six months ended February 28, 2011, Equity Income had an average market value of $176,000 on written options.

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered “derivative instruments” under ASC 815. Management has concluded that the Funds, except Equity Income and Partners, did not hold any derivative instruments during the six months ended February 28, 2011 that require additional disclosures pursuant to ASC 815.

12
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International and International Institutional:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Partners, Regency(1), Select Equities, and Socially Responsive:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%

(1)
Management has voluntarily agreed to waive its management fee in the amount of 0.05% of the average daily net assets of Regency effective March 8, 2010. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the six months ended February 28, 2011, such waived fees amounted to $26,281 for Regency.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A, Class C and Class R3 pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Large Cap, Partners, Real Estate, Regency, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund, and Class A, Class C and Class R3 of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a “Plan”, collectively, the “Plans”) with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of each of International, Large Cap Disciplined Growth, Regency and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. The Institutional Class of each of Equity Income and Multi-Cap Opportunities has agreed to repay the fees and expenses forgone or reimbursed for that Fund's Trust Class prior to June 9, 2008 and December 21, 2009, respectively, provided that the repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. During the six months ended February 28, 2011, the Advisor Class of Guardian, the Advisor Class of Mid Cap Growth and the Institutional Class of Socially Responsive reimbursed Management $435, $4,531 and $8,759, respectively, under its contractual expense limitation agreement. At February 28, 2011, contingent liabilities to Management under the agreement were as follows:

			Expenses Deferred In Fiscal Period Ending, August 31,
			2008		2009		2010		2011
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2011		2012		2013		2014
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/14	$—		$371,874	(8)	$337,197		$356,405
Emerging Markets Equity Fund Class A	1.50%	8/31/14	—		56,747	(8)	191,189		86,936
Emerging Markets Equity Fund Class C	2.25%	8/31/14	—		19,340	(8)	11,530		7,064
Emerging Markets Equity Fund Class R3	1.91%	8/31/14	—		—		2,284	(18)	913
Equity Income Fund Institutional Class	0.80%	8/31/14	155,052	(14)	18,095		105,290		25,147
Equity Income Fund Class A	1.16%	8/31/14	108,121	(7)	307,047		177,324		62,803
Equity Income Fund Class C	1.91%	8/31/14	4,441	(7)	16,896		39,060		17,687
Equity Income Fund Class R3	1.41%	8/31/14	—		—		2,040	(18)	1,554
Focus Fund Trust Class	1.50%	8/31/14	—		—		—		—
Focus Fund Advisor Class	1.50%	8/31/21	—		—		—		—
Focus Fund Institutional Class	0.75%	8/31/14	—		—		2,035	(18)	782
Focus Fund Class A	1.11%	8/31/14	—		—		2,035	(18)	564
Focus Fund Class C	1.86%	8/31/14	—		—		2,036	(18)	566
Genesis Fund Trust Class	1.50%	8/31/14	—		—		—		—
Genesis Fund Advisor Class	1.50%	8/31/21	—		—		—		—
Genesis Fund Institutional Class	0.85%	8/31/21	—		510,447		783,406		516,759
Guardian Fund Trust Class	1.50%	8/31/14	—		—		—		—
Guardian Fund Advisor Class	1.50%	8/31/21	18,056		20,599		6,275		—
Guardian Fund Institutional Class	0.75%	8/31/14	—		603	(10)	1,361		1,055
Guardian Fund Class A	1.11%	8/31/14	—		633	(10)	2,942		803
Guardian Fund Class C	1.86%	8/31/14	—		603	(10)	1,149		110

				Expenses Deferred In Fiscal Period Ending, August 31,
				2008		2009		2010		2011
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2011		2012		2013		2014
Guardian Fund Class R3	1.36%		8/31/14	$—		$603	(10)	$1,052		$65
International Fund Investor Class	1.40%		8/31/14	—		—		16,392		102,659
International Fund Trust Class	2.00%		8/31/21	—		—		—		—
International Fund Class A	1.51%		8/31/14	—		—		—		3,564	(19)
International Fund Class C	2.26%		8/31/14	—		—		—		3,557	(19)
International Institutional Fund Institutional Class	0.85	%(2)	8/31/21	1,304,181		892,834		827,327		396,042
International Large Cap Fund Trust Class	1.25%		8/31/14	51,118		118,494		84,392		23,539
International Large Cap Fund Institutional Class	0.90%		8/31/14	63,922		259,193		181,331		104,165
International Large Cap Fund Class A	1.30	%(2)	8/31/14	1,930	(3)	15,881		15,818		3,642
International Large Cap Fund Class C	2.00%		8/31/14	1,475	(3)	3,157		2,975		1,865
International Large Cap Fund Class R3	1.51%		8/31/14	—		642	(10)	1,177		109
Intrinsic Value Fund Institutional Class	1.00%		8/31/14	—		—		331,673	(17)	164,493
Intrinsic Value Fund Class A	1.36%		8/31/14	—		—		2,249	(17)	3,504
Intrinsic Value Fund Class C	2.11%		8/31/14	—		—		225	(17)	360
Large Cap Disciplined Growth Fund Investor Class	1.11	%(11)	8/31/15	114,962		110,752		14,102		1,340
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/14	—		40,802	(9)	236,837		162,384
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/14	—		120,878	(9)	79,451		19,574
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/14	—		57,300	(9)	46,889		13,906
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/14	—		679	(10)	1,123		103
Mid Cap Growth Fund Trust Class	1.50%		8/31/14	—		—		—		—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/21	16,948		12,953		—		—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/14	5,692		87,923		127,686		59,395
Mid Cap Growth Fund Class A	1.11%		8/31/14	—		625	(10)	6,744		8,096
Mid Cap Growth Fund Class C	1.86%		8/31/14	—		613	(10)	1,365		256
Mid Cap Growth Fund Class R3	1.36%		8/31/14	—		613	(10)	1,110		166
Multi-Cap Opportunities Fund Institutional Class	1.00	%(13)	8/31/14	94,587		146,100		218,745	(15)	87,263
Multi-Cap Opportunities Fund Class A	1.36%		8/31/14	—		—		3,135	(12)	609
Multi-Cap Opportunities Fund Class C	2.11%		8/31/14	—		—		1,973	(12)	263
Partners Fund Trust Class	1.50%		8/31/14	—		—		—		—
Partners Fund Advisor Class	1.50%		8/31/21	—		—		—		—
Partners Fund Institutional Class	0.70%		8/31/14	—		—		—		—
Partners Fund Class A	1.11%		8/31/14	—		—		2,027	(18)	1,611
Partners Fund Class C	1.86%		8/31/14	—		—		2,027	(18)	1,552
Partners Fund Class R3	1.36%		8/31/14	—		—		2,029	(18)	1,545
Real Estate Fund Trust Class	1.50	%(2)	8/31/21	202,213		221,579		222,429		86,919

				Expenses Deferred In Fiscal Period Ending, August 31,
				2008		2009		2010		2011
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2011		2012		2013		2014
Real Estate Fund Institutional Class	0.85%		8/31/21	$1,565	(6)	$21,094		$79,150		$75,197
Real Estate Fund Class A	1.21%		8/31/14	—		—		2,145	(18)	12,980
Real Estate Fund Class C	1.96%		8/31/14	—		—		2,098	(18)	2,891
Real Estate Fund Class R3	1.46%		8/31/14	—		—		2,066	(18)	601
Regency Fund Investor Class	1.50%		8/31/21	—		—		—		—
Regency Fund Trust Class	1.25%		8/31/21	64,085		110,510		80,831		61,798
Regency Fund Institutional Class	0.85%		8/31/14	—		—		576	(16)	2,502
Regency Fund Class A	1.21%		8/31/14	—		—		2,050	(18)	892
Regency Fund Class C	1.96%		8/31/14	—		—		2,052	(18)	680
Regency Fund Class R3	1.46%		8/31/14	—		—		2,055	(18)	604
Select Equities Fund Institutional Class	0.75%		8/31/14	204,528	(3)	37,421		61,415		59,550
Select Equities Fund Class A	1.20%		8/31/14	36,737	(3)	191,995		176,836		80,443
Select Equities Fund Class C	1.95%		8/31/14	10,276	(3)	28,856		43,830		29,367
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/21	167,399		307,973		282,612		91,591
Small Cap Growth Fund Trust Class	1.40	%(2)	8/31/21	61,978		89,143		99,170		35,134
Small Cap Growth Fund Advisor Class	1.60%		8/31/21	36,185		39,339		34,476		13,537
Small Cap Growth Fund Institutional Class	0.90%		8/31/14	3,615	(5)	38,496		184,678		209,754
Small Cap Growth Fund Class A	1.26%		8/31/14	—		702	(10)	2,900		2,781
Small Cap Growth Fund Class C	2.01%		8/31/14	—		685	(10)	1,618		435
Small Cap Growth Fund Class R3	1.51%		8/31/14	—		678	(10)	1,636		325
Socially Responsive Fund Trust Class	1.50%		8/31/14	—		—		—		—
Socially Responsive Fund Institutional Class	0.75%		8/31/14	109	(4)	18,282		20,190		—
Socially Responsive Fund Class A	1.11%		8/31/14	—		628	(10)	5,979		1,418
Socially Responsive Fund Class C	1.86%		8/31/14	—		603	(10)	2,285		387
Socially Responsive Fund Class R3	1.36%		8/31/14	—		601	(10)	1,161		201

(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)
In addition, Management has voluntarily undertaken to forgo current payment of fees and/or reimburse the Institutional Class of International Institutional, Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth and the Trust Class of Small Cap Growth, so that their Operating Expenses are limited to 0.80%, 1.24%, 0.99%, 1.15% and 1.37%, respectively, per annum of their average daily net assets. For the six months ended February 28, 2011, voluntary reimbursements for the Institutional Class of International Institutional, Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth and the Trust Class of Small Cap Growth, amounted to $48,235, $3,077, $391,906, $55,750 and $3,618, respectively. This undertaking, which is terminable by Management upon notice to International Institutional, International Large Cap, Real Estate and Small Cap Growth, is in addition to the contractual undertaking as stated above.

(3)	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(4)	Period from November 28, 2007 (Commencement of Operations) to August 31, 2008.

(5)	Period from April 1, 2008 (Commencement of Operations) to August 31, 2008.

(6)	Period from June 4, 2008 (Commencement of Operations) to August 31, 2008.

(7)	Period from June 9, 2008 (Commencement of Operations) to August 31, 2008.

(8)	Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(9)	Period from April 6, 2009 (Commencement of Operations) to August 31, 2009.

(10)	Period from May 27, 2009 (Commencement of Operations) to August 31, 2009.

(11)	Expense limitation was 1.50% until April 13, 2009.

(12)	Period from December 21, 2009 (Commencement of Operations) to August 31, 2010.

(13)
From December 14, 2009 to December 20, 2009, the contractual expense limitation was 1.25% for Trust Class. In addition, Management voluntarily limited Operating Expenses of Trust Class to 1.00% per annum of average daily net assets for the same period.

(14)
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(15)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(16)	Period from March 8, 2010 (Commencement of Operations) to August 31, 2010.

(17)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

(18)	Period from June 21, 2010 (Commencement of Operations) to August 31, 2010.

(19)	Period from December 20, 2010 (Commencement of Operations) to February 28, 2011.

Neuberger Berman LLC (“Neuberger”) is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On May 4, 2009, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of senior management of Neuberger Berman Group LLC (“NBG”) and its consolidated subsidiaries (NBG, and together with its consolidated subsidiaries “NB Group”) acquired a majority interest in the business conducted by Management and Neuberger, as well as the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s Investment Management Division (together with Management and Neuberger, the “Acquired Businesses”) (the “Acquisition”). Prior to that date, Neuberger and the predecessor in interest of Management were indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. (“LBHI”). On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign).

Through NBSH, portfolio managers, NB Group's management team, and certain of its key employees and senior professionals now indirectly own 52% of the voting equity of NBG. LBHI and certain affiliates of LBHI own the remaining 48% of NBG's voting equity. The closing of the Acquisition resulted in an “assignment” of the Funds' Management and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Trustees who are not “interested persons” of the Funds' investment manager and its affiliates or the Funds, considered and approved new Management and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders.

These events did not have a material impact on the Funds or their operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge, except that a charge of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge (“CDSC”) if shares are sold within one year after purchase.

For the six months ended February 28, 2011, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Commissions	CDSC	Net Commissions	CDSC
Emerging Markets Equity Fund Class A	$1,811	$—	$—	$—
Emerging Markets Equity Fund Class C	—	—	—	—
Equity Income Fund Class A	144,045	—	—	—
Equity Income Fund Class C	—	9,878	—	—
Focus Fund Class A	—	—	—	—
Focus Fund Class C	—	—	—	—
Guardian Fund Class A	840	—	—	—
Guardian Fund Class C	—	67	—	—
International Fund Class A	—	—	—	—
International Fund Class C	—	—	—	—
International Large Cap Fund Class A	984	—	—	—
International Large Cap Fund Class C	—	160	—	—
Intrinsic Value Fund Class A	—	—	—	—
Intrinsic Value Fund Class C	—	—	—	—
Large Cap Disciplined Growth Fund Class A	14,739	—	—	—
Large Cap Disciplined Growth Fund Class C	—	1,190	—	—
Mid Cap Growth Fund Class A	1,010	—	—	—
Mid Cap Growth Fund Class C	—	—	—	—
Multi-Cap Opportunities Fund Class A	280	—	—	—
Multi-Cap Opportunities Fund Class C	—	—	—	—
Partners Fund Class A	38	—	—	—
Partners Fund Class C	—	—	—	—
Real Estate Fund Class A	15,464	—	—	—
Real Estate Fund Class C	—	552	—	—
Regency Fund Class A	315	—	—	—
Regency Fund Class C	—	16	—	—
Select Equities Fund Class A	1,762	39,493	—	—
Select Equities Fund Class C	—	1,160	—	—
Small Cap Growth Fund Class A	249	—	—	—
Small Cap Growth Fund Class C	—	60	—	—
Socially Responsive Fund Class A	17,953	—	—	—
Socially Responsive Fund Class C	—	1,196	—	—

Other non-affiliated service provider: Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended February 28, 2011, the impact of this arrangement was a reduction of expenses of $4, $252, $10, $1,212, $16, $33, $16, $17, $6, $6, $9, $13, $47, $5, $2, $7, $25 and $116 for Emerging Markets Equity, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Intrinsic Value, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities, Partners, Real Estate, Regency, Select Equities, Small Cap Growth, and Socially Responsive, respectively.

Note C—Securities Transactions:

During the six months ended February 28, 2011, there were purchase and sale transactions (excluding short-term securities and option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Emerging Markets Equity	$56,338	$11,735	Large Cap Disciplined Growth	$330,923	$230,446
Equity Income	589,209	53,202	Mid Cap Growth	106,791	98,649
Focus	254,386	287,783	Multi-Cap Opportunities	27,131	38,437
Genesis	1,150,762	916,332	Partners	430,296	645,089
Guardian	200,391	209,267	Real Estate	143,044	37,684
International	66,404	123,132	Regency	11,581	70,898
International Institutional	36,357	39,475	Select Equities	41,766	50,453
International Large Cap	33,111	39,436	Small Cap Growth	173,490	196,447
Intrinsic Value	31,009	24,970	Socially Responsive	330,890	153,682

During the six months ended February 28, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 28, 2011 and for the year ended August 31, 2010 was as follows:

	For the Six Months Ended February 28, 2011				For the Year Ended August 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total
Emerging Markets Equity:
Institutional Class	2,987	31	(238)	2,780	275	21	(11)	285
Class A	335	10	(399)	(54)	314	9	(101)	222
Class C	45	—	(1)	44	8	1	(15)	(6)
Class R3	—	—	—	—	2	—	—	2	(6)
Equity Income:
Institutional Class	32,054	262	(1,769)	30,547	9,207	69	(1,371)	7,905
ass A	24,151	632	(10,073)	14,710	14,455	209	(1,926)	12,738
Class C	8,175	75	(207)	8,043	4,115	14	(205)	3,924
Class R3	—	—	—	—	3	—	—	3	(6)
Focus:
Investor Class	120	134	(1,984)	(1,730)	397	214	(3,411)	(2,800)
Trust Class	75	7	(250)	(168)	278	14	(637)	(345)
Advisor Class	64	5	(140)	(71)	150	11	(421)	(260)
Institutional Class	225	—	(1)	224	2	—	—	2	(6)
Class A	10	—	—	10	2	—	—	2	(6)
Class C	20	—	—	20	3	—	—	3	(6)

	For the Six Months Ended February 28, 2011				For the Year Ended August 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total
Genesis:
Investor Class	7,145	—	(7,999)	(854)	13,475	—	(13,108)	367
Trust Class	6,646	—	(11,095)	(4,449)	13,829	—	(25,904)	(12,075)
Advisor Class	4,140	—	(2,804)	1,336	6,994	—	(6,531)	463
Institutional Class	17,579	—	(8,088)	9,491	26,505	—	(26,384)	121
Guardian:
Investor Class	1,251	220	(4,794)	(3,323)	2,335	364	(8,655)	(5,956)
Trust Class	1,446	26	(1,169)	303	1,920	43	(1,660)	303
Advisor Class	4	—	(3)	1	8	—	(15)	(7)
Institutional Class	1,440	2	(68)	1,374	376	—	(26)	350
Class A	121	2	(232)	(109)	599	1	(280)	320
Class C	11	—	(6)	5	36	—	(6)	30
Class R3	9	—	(7)	2	—	—	—	—
International:
Investor Class	264	116	(1,485)	(1,105)	514	162	(4,164)	(3,488)
Trust Class	357	78	(2,475)	(2,040)	1,147	125	(4,551)	(3,279)
Class A(7)	3	—	—	3	—	—	—	—
Class C(7)	2	—	—	2	—	—	—	—
International Institutional:
Institutional Class	1,326	372	(1,083)	615	2,424	388	(11,797)	(8,985)
International Large Cap:
Trust Class	189	15	(1,429)	(1,225)	546	38	(895)	(311)
Institutional Class	2,885	113	(1,269)	1,729	7,475	118	(563)	7,030
Class A	128	6	(743)	(609)	829	8	(225)	612
Class C	83	—	(9)	74	149	—	(15)	134
Class R3	1	—	—	1	—	—	—	—
Intrinsic Value:
Institutional Class	761	317	(289)	789	313	9,297	(1,012)	8,598 (5)
Class A	282	6	(83)	205	72	—	(5)	67 (5)
Class C	58	—	—	58	5	—	—	5 (5)
Large Cap Disciplined Growth:
Investor Class	281	—	(330)	(49)	490	1	(594)	(103)
Institutional Class	20,140	101	(7,458)	12,783	59,000	29	(6,979)	52,050
Class A	2,686	2	(2,294)	394	6,177	—	(11,372)	(5,195)
Class C	774	—	(624)	150	2,139	—	(1,374)	765
Class R3	15	—	(4)	11	—	—	—	—

	For the Six Months Ended February 28, 2011				For the Year Ended August 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions		Shares Redeemed	Total
Mid Cap Growth:
Investor Class	598	—	(2,254)	(1,656)	847	—		(4,497)	(3,650)
Trust Class	246	—	(213)	33	823	—		(572)	251
Advisor Class	98	—	(68)	30	152	—		(332)	(180)
Institutional Class	3,252	—	(1,496)	1,756	15,725	—		(21,102)	(5,377)
Class A	513	—	(376)	137	1,161	—		(110)	1,051
Class C	13	—	—	13	17	—		(5)	12
Class R3	29	—	—	29	—	—		—	—
Multi-Cap Opportunities:
Trust Class	—	—	—	—	—	(211	)(1)	(182)	(393)
Institutional Class	1,972	1	(2,959)	(986)	6,158	215	(1)	(499)	5,874	(2)
Class A	51	—	(78)	(27)	60	—		(23)	37	(3)
Class C	8	—	—	8	8	—		—	8	(3)
Partners:
Investor Class	1,892	58	(6,034)	(4,084)	5,735	321		(13,771)	(7,715)
Trust Class	1,055	2	(6,259)	(5,202)	5,401	211		(10,556)	(4,944)
Advisor Class	1,348	—	(3,387)	(2,039)	4,494	157		(7,578)	(2,927)
Institutional Class	1,763	18	(718)	1,063	1,718	50		(2,456)	(688)
Class A	63	—	(12)	51	2	—		—	2	(6)
Class C	2	—	—	2	2	—		—	2	(6)
Class R3	—	—	—	—	2	—		—	2	(6)
Real Estate:
Trust Class	6,738	118	(2,283)	4,573	8,592	198		(4,549)	4,241
Institutional Class	3,821	8	(359)	3,470	1,996	5		(227)	1,774
Class A	1,448	2	(85)	1,365	53	—		—	53	(6)
Class C	268	—	(7)	261	13	—		—	13	(6)
Class R3	—	—	—	—	3	—		—	3	(6)
Regency:
Investor Class	266	4	(1,163)	(893)	2,177	26		(1,599)	604
Trust Class	273	3	(4,773)	(4,497)	7,539	23		(2,802)	4,760
Institutional Class	195	—	(10)	185	79	—		(22)	57	(4)
Class A	31	—	(5)	26	3	—		—	3	(6)
Class C	5	—	—	5	3	—		—	3	(6)
Class R3	—	—	—	—	3	—		—	3	(6)
Select Equities:
Institutional Class	1,142	73	(220)	995	2,067	22		(678)	1,411
Class A	434	102	(2,160)	(1,624)	3,672	79		(3,697)	54
Class C	130	27	(210)	(53)	767	15		(216)	566

	For the Six Months Ended February 28, 2011				For the Year Ended August 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total
Small Cap Growth:
Investor Class	169	—	(1,694)	(1,525)	4,760	—	(10,205)	(5,445)
Trust Class	100	—	(352)	(252)	493	—	(1,455)	(962)
Advisor Class	129	—	(281)	(152)	376	—	(615)	(239)
Institutional Class	1,160	—	(911)	249	6,230	—	(788)	5,442
Class A	84	—	(5)	79	41	—	(15)	26
Class C	3	—	—	3	6	—	—	6
Class R3	1	—	—	1	—	—	—	—
Socially Responsive:
Investor Class	2,689	34	(3,075)	(352)	3,415	85	(7,056)	(3,556)
Trust Class	4,781	40	(2,248)	2,573	5,954	85	(4,734)	1,305
Institutional Class	3,937	28	(949)	3,016	4,654	19	(713)	3,960
Class A	1,582	5	(146)	1,441	870	1	(72)	799
Class C	230	—	(8)	222	244	—	(13)	231
Class R3	104	—	(6)	98	12	—	—	12

(1)	Approximately 215,000 Institutional Class shares were issued in connection with conversion of approximately 215,000 Trust Class shares (see Note G).

(2)	On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class.

(3)	Period from December 21, 2009 (Commencement of Operations) to August 31, 2010.

(4)	Period from March 8, 2010 (Commencement of Operations) to August 31, 2010.

(5)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.

(6)	Period from June 21, 2010 (Commencement of Operations) to August 31, 2010.

(7)	Period from December 20, 2010 (Commencement of Operations) to February 28, 2011.

Note E—Lines of Credit:

At February 28, 2011, each Fund was a participant in a single committed, unsecured $200,000,000 ($150,000,000 prior to September 17, 2010) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% (0.15% prior to September 17, 2010) per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 ($150,000,000 prior to September 17, 2010) at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2011. During the six months ended February 28, 2011, Multi-Cap Opportunities had borrowings under this line of credit for a period of seven days with the greatest amount borrowed being $20,311,315. On these borrowings, Multi-Cap Opportunities paid interest rates ranging from 1.49000% to 1.49125%. The total interest amount Multi-Cap Opportunities paid was $4,163, which is reflected in the Statements of Operations under the caption “Interest expense.”

At February 28, 2011, International, International Institutional and International Large Cap were participants in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that a Fund will have access to all or any part of the $100,000,000 at any particular time. International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at February 28, 2011. During the six months ended February 28, 2011, International, International Institutional, and International Large Cap did not utilize this line of credit.

Note F—Investments In Affiliates*:

	Balance of Shares Held August 31, 2010	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2011	Value February 28, 2011	Income from Investments in Affiliated Issuers Included in Total Income
Genesis
Abaxis, Inc.	1,090,300	125,000	7,800	1,207,500	$32,022,900	$—
AG Growth International	612,000	782,200	—	1,394,200	76,980,056	1,093,028
American Medical Systems Holdings	6,880,465	—	606,900	6,273,565	137,453,809	—
AmSurg Corp.	1,832,334	—	25,000	1,807,334	42,707,302	—
AptarGroup Inc.	6,465,600	—	45,300	6,420,300	309,265,851	2,318,976
Astec Industries**	1,337,022	—	1,337,022	—	—	—
Blackbaud, Inc.	4,122,103	—	136,500	3,985,603	106,056,896	447,935
Boston Beer	1,019,019	—	3,800	1,015,219	94,232,628	—
Brookline Bancorp	2,463,798	1,545,792	12,600	3,996,990	41,528,726	637,634
Capella Education	732,274	134,600	5,300	861,574	49,686,973	—
CARBO Ceramics	2,167,200	—	234,700	1,932,500	239,572,025	824,640
Church & Dwight	3,870,855	—	28,200	3,842,655	289,889,893	655,308
CLARCOR Inc.	5,078,522	—	37,200	5,041,322	207,399,987	1,062,374
Compass Minerals International	3,802,000	—	25,400	3,776,600	352,998,802	1,477,515
Dionex Corp.	2,041,532	—	1,031,213	1,010,319	119,035,785	—
Exponent, Inc.	1,164,735	32,000	5,000	1,191,735	46,894,772	—
Forrester Research	1,118,353	288,900	6,200	1,401,053	50,690,098	3,795,759
Forward Air	1,738,700	—	35,200	1,703,500	50,474,705	119,623
GT Solar International	—	6,447,400	20,400	6,427,000	68,704,630	—
Haemonetics Corp.	2,690,600	—	19,700	2,670,900	164,660,985	—
Harleysville Group	1,446,219	484,011	6,100	1,924,130	70,326,951	3,537,405

	Balance of Shares Held August 31, 2010	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2011	Value February 28, 2011	Income from Investments in Affiliated Issuers Included in Total Income
Healthcare Services Group	3,896,854	2,023,427	18,700	5,901,581	$104,871,094	$917,644
Hibbett Sports	1,916,763	43,600	12,900	1,947,463	61,169,813	—
ICON PLC	3,823,400	—	25,400	3,798,000	75,542,220	—
J & J Snack Foods	1,245,946	—	9,200	1,236,746	54,379,722	279,231
Landauer, Inc.	854,945	—	85,595	769,350	48,392,115	920,788
Layne Christensen	1,785,121	—	120,200	1,664,921	55,558,414	—
Lindsay Corp.	1,254,550	—	9,200	1,245,350	87,934,163	106,186
Lufkin Industries	1,613,320	145,300	20,100	1,738,520	135,865,338	216,603
Major Drilling Group International	1,917,900	75,000	14,300	1,978,600	89,631,569	414,964
ManTech International	2,426,100	—	115,900	2,310,200	99,800,640	—
Matthews International	2,393,690	—	551,852	1,841,838	68,424,282	332,644
Meridian Bioscience	2,124,997	50,000	8,200	2,166,797	46,737,811	825,967
MICROS Systems	4,531,742	—	33,200	4,498,542	214,310,541	—
MWI Veterinary Supply	1,141,729	—	6,700	1,135,029	78,566,707	—
New Jersey Resources	1,901,500	204,200	6,600	2,099,100	87,805,353	1,404,562
Oceaneering International	2,856,612	—	19,100	2,837,512	237,301,128	—
PetMed Express	2,502,838	—	1,124,299	1,378,539	20,526,446	312,780
Raven Industries	1,872,976	—	5,800	1,867,176	101,312,970	2,940,572
RLI Corp.	1,199,907	105,400	4,100	1,301,207	74,702,294	9,865,304
Ruddick Corp.	4,504,902	399,165	10,500	4,893,567	179,593,909	1,140,924
Safety Insurance Group	158,973	791,976	1,100	949,849	45,706,734	302,270
Solera Holdings	4,790,753	—	28,500	4,762,253	243,255,883	716,603
South Jersey Industries	1,336,000	179,044	4,800	1,510,244	82,851,986	984,746
Surmodics, Inc.**	1,349,655	—	1,349,655	—	—	—
United Stationers	1,048,975	344,056	700	1,392,331	93,870,956	—
Wabtec Corp.	2,892,200	—	30,000	2,862,200	162,458,472	28,712
Westamerica Bancorp	2,121,843	—	6,700	2,115,143	109,099,076	763,864
Total					$5,210,253,410	$38,444,561

*	Affiliated issuers, as defined in the 1940 Act, as amended.

**	At February 28, 2011, the issuers of these securities were no longer affiliated with the Fund.

Note G—Reorganization and Share Class Conversions:

On December 21, 2009, Trust Class shares of Multi-Cap Opportunities converted into Institutional Class shares of Multi-Cap Opportunities pursuant to a share class conversion (“Conversion”). The Conversion was accomplished by a tax-free conversion of 214,699 Trust Class shares of Multi-Cap Opportunities (valued at $1,799,703) into 214,699 Institutional Class shares of Multi-Cap Opportunities. The number of Institutional Class shares of Multi-Cap Opportunities outstanding immediately after the Conversion was 214,699. The net assets of Institutional Class shares of Multi-Cap Opportunities immediately after the Conversion were $1,799,703.

On May 7, 2010 DJC Small Cap Value Fund L.P., an unregistered limited partnership (“DJG Fund”) transferred its assets to Intrinsic Value in exchange for Institutional Class shares of Intrinsic Value. The transfer was accomplished by a tax-free exchange of 9,296,816 shares of the Institutional Class of Intrinsic Value (valued at $92,968,164) for the partners capital of DJG Fund on May 7, 2010. DJG Fund's aggregate net assets on May 7, 2010 ($92,968,164, including $11,595,910 of net unrealized appreciation) were transferred to Intrinsic Value. The net assets of Intrinsic Value immediately after the transfer of assets were $92,968,164. The number of Institutional Class shares of Intrinsic Value outstanding immediately after the transfer was 9,296,816 shares.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

 Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Equity Fund
Institutional Class
2/28/2011 (Unaudited)	$15.61	$(0.04)	$1.96	$1.92	$(0.03)	$(0.36)	$—	$(0.39)
8/31/2010	$14.05	$0.11	$2.51	$2.62	$(0.06)	$(1.00)	$—	$(1.06)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.16	$4.31	$(0.26)	$—	$—	$(0.26)
Class A
2/28/2011 (Unaudited)	$15.57	$(0.04)	$1.92	$1.88	$—	$(0.36)	$—	$(0.36)
8/31/2010	$14.02	$0.09	$2.50	$2.59	$(0.04)	$(1.00)	$—	$(1.04)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.13	$4.28	$(0.26)	$—	$—	$(0.26)
Class C
2/28/2011 (Unaudited)	$15.41	$(0.12)	$1.92	$1.80	$—	$(0.36)	$—	$(0.36)
8/31/2010	$13.96	$(0.10)	$2.55	$2.45	$—	$(1.00)	$—	$(1.00)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.08	$4.12	$4.20	$(0.24)	$—	$—	$(0.24)
Class R3
2/28/2011 (Unaudited)	$15.42	$(0.08)	$1.91	$1.83	$—	$(0.36)	$—	$(0.36)
Period from 6/21/2010^ to 8/31/2010	$15.10	$(0.00)	$0.32	$0.32	$—	$—	$—	$—
Equity Income Fund
Institutional Class
2/28/2011 (Unaudited)	$10.02	$0.16	$1.54	$1.70	$(0.33)	$—	$—	$(0.33)
8/31/2010	$8.74	$0.40	$1.22	$1.62	$(0.34)	$—	$—	$(0.34)
8/31/2009	$10.72	$0.34	$(2.04)	$(1.70)	$(0.21)	$(0.07)	$—	$(0.28)
8/31/2008‡‡	$10.52	$0.31	$0.40	$0.71	$(0.27)	$(0.24)	$—	$(0.51)
Period from 11/2/2006^ to 8/31/2007‡‡	$10.00	$0.25	$0.52	$0.77	$(0.25)	$(0.00)	$—	$(0.25)
Class A
2/28/2011 (Unaudited)	$9.99	$0.13	$1.54	$1.67	$(0.31)	$—	$—	$(0.31)
8/31/2010	$8.72	$0.36	$1.22	$1.58	$(0.31)	$—	$—	$(0.31)
8/31/2009	$10.72	$0.25	$(1.99)	$(1.74)	$(0.19)	$(0.07)	$—	$(0.26)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
2/28/2011 (Unaudited)	$0.00	$17.14	12.21	%**	$57.5	1.25	%*	1.25	%‡*	(.44	%)*	33	%**
8/31/2010	$0.00	$15.61	18.76%		$9.0	1.26%		1.26	%‡	.72%		81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.05	44.66	%**	$4.0	1.28	%*	1.28	%‡*	1.55	%*	84	%**
Class A
2/28/2011 (Unaudited)	$0.00	$17.09	11.94	%**	$5.1	1.50	%*	1.50	%‡*	(.48	%)*	33	%**
8/31/2010	$0.00	$15.57	18.58%		$5.5	1.51%		1.51	%‡	.61%		81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.02	44.38	%**	$1.8	1.53	%*	1.53	%‡*	1.31	%*	84	%**
Class C
2/28/2011 (Unaudited)	$0.00	$16.85	11.62	%**	$0.9	2.25	%*	2.25	%‡*	(1.41	%)*	33	%**
8/31/2010	$0.00	$15.41	17.62%		$0.2	2.26%		2.26	%‡	(.63%)		81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$13.96	43.42	%**	$0.2	2.28	%*	2.28	%‡*	.77	%*	84	%**
Class R3
2/28/2011 (Unaudited)	$0.00	$16.89	11.80	%**	$0.0	1.91	%*	1.91	%‡*	(.89	%)*	33	%**
Period from 6/21/2010^ to 8/31/2010	$0.00	$15.42	2.12	%**	$0.0	1.93	%*	1.93	%‡*	(.09	%)*	81	%Ø
Equity Income Fund
Institutional Class
2/28/2011 (Unaudited)	$—	$11.39	17.27	%**	$462.5	.80	%*	.80	%‡*	2.94	%*	10	%**
8/31/2010	$—	$10.02	18.81%		$100.9	.80%		.80	%‡	4.09%		29%
8/31/2009	$—	$8.74	(15.54%)		$18.9	.80%		.80	%‡	3.97%		61%
8/31/2008‡‡	$—	$10.72	7.01	%†††	$5.6	.97%		.96	%‡	2.94%		48%
Period from 11/2/2006^ to 8/31/2007‡‡	$—	$10.52	7.73	%**	$5.4	1.00	%*	1.00	%‡*	2.81	%*	26	%**
Class A
2/28/2011 (Unaudited)	$—	$11.35	17.04	%**	$367.6	1.16	%*	1.16	%‡*	2.39	%*	10	%**
8/31/2010	$—	$9.99	18.36%		$176.6	1.16%		1.16	%‡	3.70%		29%
8/31/2009	$—	$8.72	(16.01%)		$43.0	1.16%		1.16	%‡	3.15%		61%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.07	$(0.24)	$(0.17)	$(0.06)	$—	$—	$(0.06)
Class C
2/28/2011 (Unaudited)	$9.96	$0.09	$1.54	$1.63	$(0.28)	$—	$—	$(0.28)
8/31/10	$8.70	$0.31	$1.20	$1.51	$(0.25)	$—	$—	$(0.25)
8/31/09	$10.71	$0.20	$(2.00)	$(1.80)	$(0.14)	$(0.07)	$—	$(0.21)
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.05	$(0.24)	$(0.19)	$(0.05)	$—	$—	$(0.05)
Class R3
2/28/2011 (Unaudited)	$9.99	$0.12	$1.54	$1.66	$(0.30)	$—	$—	$(0.30)
Period from 6/21/2010^ to 8/31/2010	$10.06	$0.11	$(0.12)	$(0.01)	$(0.06)	$—	$—	$(0.06)
Focus Fund
Investor Class
2/28/2011 (Unaudited)	$16.07	$0.04	$4.91	$4.95	$(0.10)	$—	$—	$(0.10)
8/31/2010	$16.59	$0.11	$(0.50)	$(0.39)	$(0.13)	$—	$—	$(0.13)
8/31/2009	$24.78	$0.14	$(6.00)	$(5.86)	$(0.14)	$(2.19)	$—	$(2.33)
8/31/2008	$32.79	$0.15	$(2.09)	$(1.94)	$(0.16)	$(5.91)	$—	$(6.07)
8/31/2007	$34.30	$0.15	$3.33	$3.48	$(0.15)	$(4.84)	$—	$(4.99)
8/31/2006	$37.21	$0.13	$2.24	$2.37	$(0.24)	$(5.04)	$—	$(5.28)
Trust Class
2/28/2011 (Unaudited)	$11.73	$0.02	$3.58	$3.60	$(0.07)	$—	$—	$(0.07)
8/31/2010	$12.14	$0.05	$(0.36)	$(0.31)	$(0.10)	$—	$—	$(0.10)
8/31/2009	$18.18	$0.07	$(4.40)	$(4.33)	$(0.10)	$(1.61)	$—	$(1.71)
8/31/2008	$24.09	$0.06	$(1.54)	$(1.48)	$(0.09)	$(4.34)	$—	$(4.43)
8/31/2007	$25.19	$0.05	$2.46	$2.51	$(0.04)	$(3.57)	$—	$(3.61)
8/31/2006	$27.36	$0.04	$1.65	$1.69	$(0.16)	$(3.70)	$—	$(3.86)
Advisor Class
2/28/2011 (Unaudited)	$8.08	$0.01	$2.46	$2.47	$(0.06)	$—	$—	$(0.06)
8/31/2010	$8.40	$0.01	$(0.24)	$(0.23)	$(0.09)	$—	$—	$(0.09)
8/31/2009	$12.64	$0.03	$(3.07)	$(3.04)	$(0.09)	$(1.11)	$—	$(1.20)
8/31/2008	$16.80	$0.02	$(1.08)	$(1.06)	$(0.07)	$(3.03)	$—	$(3.10)
8/31/2007	$17.57	$0.00	$1.71	$1.71	$—	$(2.48)	$—	$(2.48)
8/31/2006	$19.00	$(0.00)	$1.15	$1.15	$—	$(2.58)	$—	$(2.58)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Period from 6/9/2008^ to 8/31/2008	$—	$10.72	(1.57	%)**	$23.6	1.17%*	1.16	%‡*	2.72%*	48	%Ø
Class C
2/28/2011 (Unaudited)	$—	$11.31	16.65	%**	$140.8	1.91%*	1.91	%‡*	1.72%*	10	%**
8/31/10	$—	$9.96	17.59%		$44.0	1.91%	1.91	%‡	3.15%	29%
8/31/09	$—	$8.70	(16.60%)		$4.3	1.91%	1.91	%‡	2.46%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.71	(1.72	%)**	$1.2	1.92%*	1.90	%‡*	2.22%*	48	%Ø
Class R3
2/28/2011 (Unaudited)	$—	$11.35	16.85	%**	$0.0	1.41%*	1.41	%‡*	2.17%*	10	%**
Period from 6/21/2010^ to 8/31/2010	$—	$9.99	(.04	%)**	$0.0	1.41%*	1.41	%‡*	5.53%*	29	%Ø
Focus Fund
Investor Class
2/28/2011 (Unaudited)	$—	$20.92	30.88	%**	$587.3	.98%*	.98	%*	.48%*	45	%**
8/31/2010	$—	$16.07	(2.39%)		$478.8	.97%	.97%		.61%	89%
8/31/2009	$—	$16.59	(21.06%)		$540.9	.99%	.99	%‡	.92%	89%
8/31/2008	$—	$24.78	(7.12%)		$795.6	.89%	.88	%‡	.56%	90%
8/31/2007	$—	$32.79	10.71%		$1,018.6	.88%	.87	%‡	.44%	53%
8/31/2006	$—	$34.30	7.00%		$1,093.1	.88%	.87	%‡	.37%	41%
Trust Class
2/28/2011 (Unaudited)	$—	$15.26	30.76	%**	$22.0	1.18%*	1.18	%*	.29%*	45	%**
8/31/2010	$—	$11.73	(2.61%)		$18.9	1.19%	1.19%		.38%	89%
8/31/2009	$—	$12.14	(21.21%)		$23.7	1.24%	1.24	%‡	.65%	89%
8/31/2008	$—	$18.18	(7.37%)		$41.5	1.11%	1.10	%‡	.31%	90%
8/31/2007	$—	$24.09	10.49%		$72.3	1.08%	1.07	%‡	.21%	53%
8/31/2006	$—	$25.19	6.81%		$112.8	1.06%	1.06	%‡	.14%	41%
Advisor Class
2/28/2011 (Unaudited)	$—	$10.49	30.65	%**	$9.3	1.34%*	1.34	%*	.13%*	45	%**
8/31/2010	$—	$8.08	(2.83%)		$7.7	1.42%	1.42	%§	.15%	89%
8/31/2009	$—	$8.40	(21.45%)		$10.2	1.50%	1.50	%‡	.40%	89%
8/31/2008	$—	$12.64	(7.55%)		$16.7	1.34%	1.33	%‡	.12%	90%
8/31/2007	$—	$16.80	10.23%		$23.3	1.29%	1.28	%‡	.02%	53%
8/31/2006	$—	$17.57	6.62%		$28.1	1.27%	1.26	%‡	(.03%)	41%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
2/28/2011 (Unaudited)	$16.08	$0.10	$4.88	$4.98	$(0.11)	$—	$—	$(0.11)
Period from 6/21/2010^ to 8/31/2010	$17.77	$0.06	$(1.75)	$(1.69)	$—	$—	$—	$—
Class A
2/28/2011 (Unaudited)	$11.73	$0.02	$3.59	$3.61	$(0.11)	$—	$—	$(0.11)
Period from 6/21/2010^ to 8/31/2010	$12.97	$0.03	$(1.27)	$(1.24)	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$8.07	$(0.03)	$2.47	$2.44	$(0.09)	$—	$—	$(0.09)
Period from 6/21/2010^ to 8/31/2010	$8.94	$0.01	$(0.88)	$(0.87)	$—	$—	$—	$—
Genesis Fund
Investor Class
2/28/2011 (Unaudited)	$26.44	$0.25	$8.48	$8.73	$—	$—	$—	$—
8/31/2010	$24.39	$(0.03)	$2.08	$2.05	$—	$—	$—	$—
8/31/2009	$34.95	$(0.01)	$(9.23)	$(9.24)	$—	$(1.32)	$(0.00)	$(1.32)
8/31/2008	$37.55	$(0.07)	$3.53	$3.46	$(0.16)	$(5.90)	$—	$(6.06)
8/31/2007	$34.92	$0.18 @@	$5.58 @@	$5.76	$(0.46)	$(2.67)	$—	$(3.13)
8/31/2006	$34.03	$(0.05)	$1.71	$1.66	$—	$(0.77)	$—	$(0.77)
Trust Class
2/28/2011 (Unaudited)	$37.92	$0.34	$12.16	$12.50	$—	$—	$—	$—
8/31/2010	$35.00	$(0.07)	$2.99	$2.92	$—	$—	$—	$—
8/31/2009	$50.16	$(0.03)	$(13.24)	$(13.27)	$—	$(1.89)	$(0.00)	$(1.89)
8/31/2008	$53.69	$(0.14)	$5.12	$4.98	$(0.08)	$(8.43)	$—	$(8.51)
8/31/2007	$49.89	$0.24 @@	$7.96 @@	$8.20	$(0.60)	$(3.80)	$—	$(4.40)
8/31/2006	$48.66	$(0.11)	$2.44	$2.33	$—	$(1.10)	$—	$(1.10)
Advisor Class
2/28/2011 (Unaudited)	$22.00	$0.16	$7.05	$7.21	$—	$—	$—	$—
8/31/2010	$20.35	$(0.10)	$1.75	$1.65	$—	$—	$—	$—
8/31/2009	$29.25	$(0.07)	$(7.73)	$(7.80)	$—	$(1.10)	$(0.00)	$(1.10)
8/31/2008	$31.43	$(0.16)	$2.98	$2.82	$(0.07)	$(4.93)	$—	$(5.00)
8/31/2007	$29.10	$0.06 @@	$4.67 @@	$4.73	$(0.18)	$(2.22)	$—	$(2.40)
8/31/2006	$28.46	$(0.14)	$1.42	$1.28	$—	$(0.64)	$—	$(0.64)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Institutional Class
2/28/2011 (Unaudited)	$—	$20.95	31.04	%**	$4.7	.75%*	.75	%‡*	.98	%*	45	%**
Period from 6/21/2010^ to 8/31/2010	$—	$16.08	(9.51	%)**	$0.0	.75%*	.75	%‡*	1.80	%*	89	%Ø
Class A
2/28/2011 (Unaudited)	$—	$15.23	30.83	%**	$0.2	1.11%*	1.11	%‡*	.29	%*	45	%**
Period from 6/21/2010^ to 8/31/2010	$—	$11.73	(9.56	%)**	$0.0	1.11%*	1.11	%‡*	1.44	%*	89	%Ø
Class C
2/28/2011 (Unaudited)	$—	$10.42	30.38	%**	$0.2	1.86%*	1.86	%‡*	(.53	%)*	45	%**
Period from 6/21/2010^ to 8/31/2010	$—	$8.07	(9.73	%)**	$0.0	1.86%*	1.86	%‡*	.69	%*	89	%Ø
Genesis Fund
Investor Class
2/28/2011 (Unaudited)	$—	$35.17	33.02	%**	$2,328.7	1.07%*	1.07	%*	1.58	%*	9	%**
8/31/2010	$—	$26.44	8.41%		$1,773.6	1.06%	1.06%		(.11%)		16%
8/31/2009	$—	$24.39	(25.72%)		$1,626.8	1.08%	1.08	%‡	(.04%)		12%
8/31/2008	$—	$34.95	10.18%		$2,386.8	1.03%	1.02	%‡	(.20%)		18	%##
8/31/2007	$—	$37.55	17.51%		$1,997.2	1.03%	1.02	%‡	.51	%@@	25%
8/31/2006	$—	$34.92	4.89%		$1,901.1	1.02%	1.02	%‡	(.15%)		19%
Trust Class
2/28/2011 (Unaudited)	$—	$50.42	32.96	%**	$3,840.4	1.15%*	1.15	%*	1.50	%*	9	%**
8/31/2010	$—	$37.92	8.34%		$3,057.6	1.12%	1.12%		(.17%)		16%
8/31/2009	$—	$35.00	(25.73%)		$3,244.1	1.12%	1.12	%‡	(.09%)		12%
8/31/2008	$—	$50.16	10.22%		$4,799.6	1.09%	1.09	%‡	(.27%)		18	%##
8/31/2007	$—	$53.69	17.41%		$4,985.5	1.10%	1.09	%‡	.48	%@@	25%
8/31/2006	$—	$49.89	4.82%		$5,970.9	1.09%	1.09	%‡	(.22%)		19%
Advisor Class
2/28/2011 (Unaudited)	$—	$29.21	32.77	%**	$623.5	1.42%*	1.42	%*	1.23	%*	9	%**
8/31/2010	$—	$22.00	8.11%		$440.2	1.38%	1.38%		(.42%)		16%
8/31/2009	$—	$20.35	(25.95%)		$397.9	1.38%	1.38	%‡	(.34%)		12%
8/31/2008	$—	$29.25	9.89%		$596.8	1.35%	1.34	%‡	(.53%)		18	%##
8/31/2007	$—	$31.43	17.14%		$547.2	1.35%	1.35	%‡	.20	%@@	25%
8/31/2006	$—	$29.10	4.52%		$617.4	1.35%	1.34	%‡	(.47%)		19%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
2/28/2011 (Unaudited)	$36.56	$0.38	$11.72	$12.10	$—	$—	$—	$—
8/31/2010	$33.64	$0.04	$2.88	$2.92	$—	$—	$—	$—
8/31/2009	$48.09	$0.06	$(12.70)	$(12.64)	$—	$(1.81)	$(0.00)	$(1.81)
8/31/2008	$51.52	$(0.01)	$4.90	$4.89	$(0.23)	$(8.09)	$—	$(8.32)
8/31/2007	$47.95	$0.32 @@	$7.68 @@	$8.00	$(0.78)	$(3.65)	$—	$(4.43)
8/31/2006	$46.66	$0.01	$2.34	$2.35	$—	$(1.06)	$—	$(1.06)
Guardian Fund
Investor Class
2/28/2011 (Unaudited)	$11.98	$0.07	$3.84	$3.91	$(0.05)	$—	$—	$(0.05)
8/31/2010	$11.15	$0.05	$0.84	$0.89	$(0.06)	$—	$—	$(0.06)
8/31/2009	$16.58	$0.07	$(4.15)	$(4.08)	$(0.05)	$(1.30)	$—	$(1.35)
8/31/2008	$19.89	$0.11	$(1.05)	$(0.94)	$(0.13)	$(2.24)	$—	$(2.37)
8/31/2007	$18.64	$0.14	$2.49	$2.63	$(0.07)	$(1.31)	$—	$(1.38)
8/31/2006	$17.52	$0.08	$1.16	$1.24	$(0.12)	$—	$—	$(0.12)
Trust Class
2/28/2011 (Unaudited)	$9.38	$0.04	$3.01	$3.05	$(0.04)	$—	$—	$(0.04)
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.05)	$—	$—	$(0.05)
8/31/2009	$13.02	$0.04	$(3.25)	$(3.21)	$(0.04)	$(1.02)	$—	$(1.06)
8/31/2008	$15.64	$0.06	$(0.82)	$(0.76)	$(0.10)	$(1.76)	$—	$(1.86)
8/31/2007	$14.66	$0.07	$1.98	$2.05	$(0.04)	$(1.03)	$—	$(1.07)
8/31/2006	$13.79	$0.04	$0.91	$0.95	$(0.08)	$—	$—	$(0.08)
Advisor Class
2/28/2011 (Unaudited)	$10.59	$0.02	$3.39	$3.41	$—	$—	$—	$—
8/31/2010	$9.87	$(0.02)	$0.75	$0.73	$(0.01)	$—	$—	$(0.01)
8/31/2009	$14.65	$0.01	$(3.65)	$(3.64)	$(0.00)	$(1.14)	$—	$(1.14)
8/31/2008	$17.55	$(0.01)	$(0.92)	$(0.93)	$—	$(1.97)	$—	$(1.97)
8/31/2007	$16.48	$0.01	$2.22	$2.23	$—	$(1.16)	$—	$(1.16)
8/31/2006	$15.49	$(0.02)	$1.01	$0.99	$—	$—	$—	$—
Institutional Class
2/28/2011 (Unaudited)	$12.01	$0.08	$3.85	$3.93	$(0.08)	$—	$—	$(0.08)
8/31/2010	$11.16	$0.08	$0.84	$0.92	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$10.39	$0.03	$0.74	$0.77	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
2/28/2011 (Unaudited)	$—	$48.66	33.10%**	$5,216.7	.88%*	.88	%‡*	1.76%*	9	%**
8/31/2010	$—	$36.56	8.68%	$3,571.8	.85%	.85	%‡	.11%	16%
8/31/2009	$—	$33.64	(25.55%)	$3,283.0	.85%	.85	%‡	.18%	12%
8/31/2008	$—	$48.09	10.48%	$4,781.4	.84%	.84	%‡	(.03%)	18	%##
8/31/2007	$—	$51.52	17.73%	$3,307.5	.85%	.84	%‡	.65%@@	25%
8/31/2006	$—	$47.95	5.05%	$2,625.7	.85%	.85	%‡§	.03%	19%
Guardian Fund
Investor Class
2/28/2011 (Unaudited)	$—	$15.84	32.66%**	$1,096.4	.94%*	.94	%*	.94%*	18	%**
8/31/2010	$—	$11.98	7.99%	$869.2	.95%	.95%		.40%	36%
8/31/2009	$—	$11.15	(22.65%)	$875.5	.97%	.97	%‡	.67%	29%
8/31/2008	$—	$16.58	(5.38%)	$1,252.9	.89%	.88	%‡	.59%	42%
8/31/2007	$—	$19.89	14.48%	$1,441.6	.88%	.87	%‡	.69%	20%
8/31/2006	$—	$18.64	7.09%	$1,417.0	.89%	.88	%‡	.47%	34%
Trust Class
2/28/2011 (Unaudited)	$—	$12.39	32.53%**	$108.1	1.11%*	1.11	%*	.76%*	18	%**
8/31/2010	$—	$9.38	7.75%	$79.0	1.12%	1.12%		.23%	36%
8/31/2009	$—	$8.75	(22.74%)	$71.0	1.14%	1.14	%‡	.50%	29%
8/31/2008	$—	$13.02	(5.52%)	$103.6	1.07%	1.06	%‡	.41%	42%
8/31/2007	$—	$15.64	14.30%	$122.7	1.05%	1.05	%‡	.47%	20%
8/31/2006	$—	$14.66	6.90%	$160.5	1.05%	1.04	%‡	.31%	34%
Advisor Class
2/28/2011 (Unaudited)	$—	$14.00	32.20%**	$0.7	1.50%*	1.50	%§*	.38%*	18	%**
8/31/2010	$—	$10.59	7.38%	$0.5	1.50%	1.50	%‡	(.16%)	36%
8/31/2009	$—	$9.87	(23.05%)	$0.5	1.50%	1.50	%‡	.13%	29%
8/31/2008	$—	$14.65	(5.96%)	$0.9	1.50%	1.50	%‡	(.04%)	42%
8/31/2007	$—	$17.55	13.82%	$1.1	1.50%	1.50	%‡	.04%	20%
8/31/2006	$—	$16.48	6.39%	$1.3	1.50%	1.49	%‡	(.12%)	34%
Institutional Class
2/28/2011 (Unaudited)	$—	$15.86	32.73%**	$27.4	.75%*	.75	%‡*	1.08%*	18	%**
8/31/2010	$—	$12.01	8.22%	$4.3	.75%	.75	%‡	.65%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$11.16	7.41%**	$0.1	.75%*	.75	%‡*	1.12%*	29	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
2/28/2011 (Unaudited)	$9.36	$0.04	$3.00	$3.04	$(0.05)	$—	$—	$(0.05)
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$8.15	$0.01	$0.59	$0.60	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$10.51	$0.00	$3.36	$3.36	$(0.02)	$—	$—	$(0.02)
8/31/2010	$9.86	$(0.06)	$0.76	$0.70	$(0.05)	$—	$—	$(0.05)
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.00	$0.65	$0.65	$—	$—	$—	$—
Class R3
2/28/2011 (Unaudited)	$10.57	$0.04	$3.38	$3.42	$(0.05)	$—	$—	$(0.05)
8/31/2010	$9.88	$(0.00)	$0.74	$0.74	$(0.05)	$—	$—	$(0.05)
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.01	$0.66	$0.67	$—	$—	$—	$—
International Fund
Investor Class
2/28/2011 (Unaudited)	$14.51	$(0.02)	$3.33	$3.31	$(0.19)	$—	$—	$(0.19)
8/31/2010	$13.58	$0.13	$0.99	$1.12	$(0.14)	$—	$(0.05)	$(0.19)
8/31/2009	$17.64	$0.16	$(3.86)	$(3.70)	$(0.36)	$—	$—	$(0.36)
8/31/2008	$25.68	$0.38	$(4.26)	$(3.88)	$(0.80)	$(3.36)	$—	$(4.16)
8/31/2007	$24.23	$0.26	$3.81	$4.07	$(0.29)	$(2.33)	$—	$(2.62)
8/31/2006	$21.01	$0.28	$3.81	$4.09	$(0.13)	$(0.75)	$—	$(0.88)
Trust Class
2/28/2011 (Unaudited)	$16.08	$(0.04)	$3.69	$3.65	$(0.17)	$—	$—	$(0.17)
8/31/2010	$15.03	$0.13	$1.10	$1.23	$(0.13)	$—	$(0.05)	$(0.18)
8/31/2009	$19.43	$0.17	$(4.24)	$(4.07)	$(0.33)	$—	$—	$(0.33)
8/31/2008	$28.18	$0.39	$(4.69)	$(4.30)	$(0.77)	$(3.68)	$—	$(4.45)
8/31/2007	$26.52	$0.27	$4.16	$4.43	$(0.24)	$(2.53)	$—	$(2.77)
8/31/2006	$22.93	$0.31	$4.16	$4.47	$(0.08)	$(0.81)	$—	$(0.89)
Class A
Period from 12/20/2010^ to 2/28/2011 (Unaudited)	$18.56	$(0.02)	$1.03	$1.01	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
2/28/2011 (Unaudited)	$—	$12.35	32.55%**	$3.3	1.11%*	1.11	%‡*	.76%*	18	%**
8/31/2010	$—	$9.36	7.72%	$3.5	1.11%	1.11	%‡	.23%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$8.75	7.36%**	$0.5	1.11%*	1.11	%‡*	.41%*	29	%Ø
Class C
2/28/2011 (Unaudited)	$—	$13.85	32.03%**	$0.6	1.86%*	1.86	%‡*	.03%*	18	%**
8/31/2010	$—	$10.51	7.08%	$0.4	1.86%	1.86	%‡	(.51%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.86	7.06%**	$0.1	1.86%*	1.86	%‡*	.01%*	29	%Ø
Class R3
2/28/2011 (Unaudited)	$—	$13.94	32.38%**	$0.1	1.36%*	1.36	%‡*	.69%*	18	%**
8/31/2010	$—	$10.57	7.51%	$0.1	1.36%	1.36	%‡	(.02%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.88	7.27%**	$0.1	1.36%*	1.36	%‡*	.51%*	29	%Ø
International Fund
Investor Class
2/28/2011 (Unaudited)	$0.00	$17.63	22.90%**	$190.1	1.40%*	1.40	%‡*	(.22%)*	19	%**
8/31/2010	$0.00	$14.51	8.26%	$172.5	1.40%	1.40	%‡	.93%	61%
8/31/2009	$0.00	$13.58	(20.42%)	$208.8	1.40%	1.40	%‡	1.38%	81%
8/31/2008	$0.00	$17.64	(17.11%)	$405.2	1.26%	1.25	%‡	1.80%	53%
8/31/2007	$0.00	$25.68	17.44%	$690.6	1.25%	1.23	%‡	1.02%	42%
8/31/2006	$0.01	$24.23	20.07%	$921.4	1.26%	1.25	%‡§	1.19%	48%
Trust Class
2/28/2011 (Unaudited)	$0.00	$19.56	22.75%**	$158.1	1.60%*	1.60	%*	(.41%)*	19	%**
8/31/2010	$0.00	$16.08	8.18%	$162.8	1.52%	1.52%		.81%	61%
8/31/2009	$0.00	$15.03	(20.48%)	$201.5	1.49%	1.49	%‡	1.29%	81%
8/31/2008	$0.00	$19.43	(17.21%)	$417.7	1.36%	1.35	%‡	1.64%	53%
8/31/2007	$0.00	$28.18	17.34%	$824.3	1.34%	1.33	%‡	.96%	42%
8/31/2006	$0.01	$26.52	20.02%	$870.9	1.33%	1.32	%‡§	1.21%	48%
Class A
Period from 12/20/2010^ to 2/28/2011 (Unaudited)	$0.00	$19.57	5.33%**	$0.1	1.51%*	1.51	%‡*	(.65%)*	19	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
Period from 12/20/2010^ to 2/28/2011 (Unaudited)	$18.56	$(0.05)	$1.03	$0.98	$—	$—	$—	$—
International Institutional Fund
Institutional Class
2/28/2011 (Unaudited)	$8.10	$0.02	$1.86	$1.88	$(0.17)	$—	$—	$(0.17)
8/31/2010	$7.53	$0.12	$0.56	$0.68	$(0.11)	$—	$—	$(0.11)
8/31/2009	$9.84	$0.13	$(2.17)	$(2.04)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$14.44	$0.28	$(2.42)	$(2.14)	$(0.50)	$(1.96)	$—	$(2.46)
8/31/2007	$12.69	$0.20	$2.04	$2.24	$(0.18)	$(0.31)	$—	$(0.49)
8/31/2006	$10.95	$0.22	$1.60	$1.82	$(0.03)	$(0.05)	$—	$(0.08)
International Large Cap Fund
Trust Class
2/28/2011 (Unaudited)	$8.31	$(0.00)	$1.82	$1.82	$(0.05)	$—	$—	$(0.05)
8/31/2010	$7.93	$0.09	$0.38	$0.47	$(0.09)	$—	$—	$(0.09)
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.22)	$—	$—	$(0.22)
8/31/2008	$12.09	$0.24	$(1.63)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)
8/31/2007	$10.19	$0.17	$1.79	$1.96	$(0.05)	$(0.01)	$—	$(0.06)
Period from 8/1/2006^ to 8/31/2006	$10.00	$0.01	$0.18	$0.19	$—	$—	$—	$—
Institutional Class
2/28/2011 (Unaudited)	$8.32	$0.02	$1.82	$1.84	$(0.08)	$—	$—	$(0.08)
8/31/2010	$7.93	$0.12	$0.38	$0.50	$(0.11)	$—	$—	$(0.11)
8/31/2009	$10.15	$0.14	$(2.09)	$(1.95)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$12.11	$0.29	$(1.63)	$(1.34)	$(0.22)	$(0.40)	$—	$(0.62)
Period from 10/6/2006^ to 8/31/2007	$10.19	$0.19	$1.80	$1.99	$(0.06)	$(0.01)	$—	$(0.07)
Class A
2/28/2011 (Unaudited)	$8.27	$(0.00)	$1.81	$1.81	$(0.05)	$—	$—	$(0.05)
8/31/2010	$7.90	$0.10	$0.37	$0.47	$(0.10)	$—	$—	$(0.10)
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.25)	$—	$—	$(0.25)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.08	$(1.26)	$(1.18)	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
Period from 12/20/2010^ to 2/28/2011 (Unaudited)	$0.00	$19.54	5.17	%**	$0.0	2.26%*	2.26	%‡*	(1.41%)*	19	%Ø
International Institutional Fund
Institutional Class
2/28/2011 (Unaudited)	$—	$9.81	23.28	%**	$209.7	.81%*	.81	%^^*	.35%*	20	%**
8/31/2010	$0.00	$8.10	9.05%		$168.1	.80%	.80	%^^	1.53%	50%
8/31/2009	$0.00	$7.53	(19.92%)		$223.8	.81%	.81	%^^	2.01%	98%
8/31/2008	$0.00	$9.84	(16.90%)		$411.5	.81%	.80	%^^	2.32%	58%
8/31/2007	$0.00	$14.44	17.97%		$574.3	.83%	.83	%^^	1.44%	59%
8/31/2006	$0.00	$12.69	16.68%		$627.6	.85%	.85	%^^	1.78%	45%
International Large Cap Fund
Trust Class
2/28/2011 (Unaudited)	$0.00	$10.08	21.91	%**	$21.3	1.25%*	1.25	%‡*	(.01%)*	18	%**
8/31/2010	$0.00	$8.31	5.87%		$27.7	1.25%	1.25	%‡	1.10%	45%
8/31/2009	$0.00	$7.93	(18.84%)		$28.9	1.27%	1.27	%‡	1.62%	90%
8/31/2008	$0.00	$10.12	(11.95%)		$51.5	1.28%	1.27	%‡	2.07%	97%
8/31/2007	$0.00	$12.09	19.24%		$54.2	1.25%	1.24	%‡	1.42%	23%
Period from 8/1/2006^ to 8/31/2006	$—	$10.19	1.90	%**	$6.2	1.25%*	1.25	%‡*	1.32%*	6	%**
Institutional Class
2/28/2011 (Unaudited)	$0.00	$10.08	22.11	%**	$174.4	.90%*	.90	%‡*	.38%*	18	%**
8/31/2010	$0.00	$8.32	6.29%		$129.5	.90%	.90	%‡	1.45%	45%
8/31/2009	$0.00	$7.93	(18.57%)		$67.7	.92%	.92	%‡	2.00%	90%
8/31/2008	$0.00	$10.15	(11.60%)		$114.4	.93%	.92	%‡	2.59%	97%
Period from 10/6/2006^ to 8/31/2007	$0.00	$12.11	19.56	%**	$111.0	.90%*	.89	%‡*	1.80%*	23	%Ø
Class A
2/28/2011 (Unaudited)	$0.00	$10.03	21.93	%**	$5.2	1.24%*	1.24	%‡*	(.03%)*	18	%**
8/31/2010	$0.00	$8.27	5.87%		$9.3	1.24%	1.24	%‡	1.24%	45%
8/31/2009	$0.00	$7.90	(18.83%)		$4.0	1.29%	1.29	%‡	1.63%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.12	(10.44	%)**	$2.2	1.34%*	1.34	%‡*	1.15%*	97	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
2/28/2011 (Unaudited)	$8.20	$(0.03)	$1.79	$1.76	$(0.03)	$—	$—	$(0.03)
8/31/2010	$7.87	$0.04	$0.36	$0.40	$(0.07)	$—	$—	$(0.07)
8/31/2009	$10.06	$0.08	$(2.08)	$(2.00)	$(0.19)	$—	$—	$(0.19)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.16	$(1.40)	$(1.24)	$—	$—	$—	$—
Class R3
2/28/2011 (Unaudited)	$8.26	$(0.01)	$1.81	$1.80	$(0.04)	$—	$—	$(0.04)
8/31/2010	$7.90	$0.07	$0.37	$0.44	$(0.08)	$—	$—	$(0.08)
Period from 5/27/2009^ to 8/31/2009	$7.10	$0.03	$0.77	$0.80	$—	$—	$—	$—
Intrinsic Value Fund
Institutional Class
2/28/2011 (Unaudited)	$9.41	$(0.02)	$3.65	$3.63	$(0.03)	$(0.40)	$—	$(0.43)
Period from 5/10/2010^ to 8/31/2010	$10.00	$0.01	$(0.60)	$(0.59)	$—	$—	$—	$—
Class A
2/28/2011 (Unaudited)	$9.40	$(0.04)	$3.64	$3.60	$(0.03)	$(0.40)	$—	$(0.43)
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.00)	$(0.60)	$(0.60)	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$9.38	$(0.08)	$3.63	$3.55	$(0.01)	$(0.40)	$—	$(0.41)
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.02)	$(0.60)	$(0.62)	$—	$—	$—	$—
Large Cap Disciplined Growth Fund
Investor Class
2/28/2011 (Unaudited)	$6.18	$(0.01)	$1.82	$1.81	$(0.00)	$—	$—	$(0.00)
8/31/2010	$6.04	$0.02	$0.12	$0.14	$(0.00)	$—	$—	$(0.00)
8/31/2009	$7.39	$0.02	$(1.37)	$(1.35)	$—	$—	$—	$—
8/31/2008	$7.45	$(0.00)	$(0.06)	$(0.06)	$—	$—	$—	$—
8/31/2007	$6.52	$(0.00)	$0.93	$0.93	$—	$—	$—	$—
8/31/2006	$6.22	$(0.02)	$0.33	$0.31	$(0.01)	$—	$—	$(0.01)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class C
2/28/2011 (Unaudited)	$0.00	$9.93	21.49	%**	$2.6	2.00	%*	2.00	%‡*	(.75	%)*	18	%**
8/31/2010	$0.00	$8.20	5.02%		$1.5	2.01%		2.01	%‡	.45%		45%
8/31/2009	$0.00	$7.87	(19.34%)		$0.4	2.01%		2.01	%‡	1.23%		90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.06	(10.97	%)**	$0.1	2.04	%*	2.03	%‡*	2.05	%*	97	%Ø
Class R3
2/28/2011 (Unaudited)	$0.00	$10.02	21.83	%**	$0.1	1.51	%*	1.51	%‡*	(.24	%)*	18	%**
8/31/2010	$0.00	$8.26	5.57%		$0.1	1.51%		1.51	%‡	.87%		45%
Period from 5/27/2009^ to 8/31/2009	$0.00	$7.90	11.27	%**	$0.1	1.52	%*	1.52	%‡*	1.31	%*	90	%Ø
Intrinsic Value Fund
Institutional Class
2/28/2011 (Unaudited)	$—	$12.61	38.98	%**	$118.3	1.00	%*	1.00	%‡*	(.30	%)*	25	%**
Period from 5/10/2010^ to 8/31/2010	$—	$9.41	(5.90	%)**	$80.9	1.00	%*	1.00	%‡*	.33	%*	19	%**
Class A
2/28/2011 (Unaudited)	$—	$12.57	38.66	%**	$3.4	1.36	%*	1.36	%‡*	(.68	%)*	25	%**
Period from 5/10/2010^ to 8/31/2010	$—	$9.40	(6.00	%)**	$0.6	1.36	%*	1.36	%‡*	(.02	%)*	19	%**
Class C
2/28/2011 (Unaudited)	$—	$12.52	38.18	%**	$0.8	2.11	%*	2.11	%‡*	(1.34	%)*	25	%**
Period from 5/10/2010^ to 8/31/2010	$—	$9.38	(6.20	%)**	$0.0	2.11	%*	2.11	%‡*	(.79	%)*	19	%**
Large Cap Disciplined Growth Fund
Investor Class
2/28/2011 (Unaudited)	$—	$7.99	29.31	%**	$14.3	1.11	%*	1.11	%‡*	(.17	%)*	43	%**
8/31/2010	$—	$6.18	2.37%		$11.4	1.11%		1.11	%‡	.29%		104%
8/31/2009	$—	$6.04	(18.27%)		$11.7	1.34%		1.34	%‡	.40%		132	%###
8/31/2008	$—	$7.39	(.81%)		$11.9	1.51%		1.50	%‡	(.00%)		167%
8/31/2007	$—	$7.45	14.26%		$10.0	1.51%		1.50	%‡	(.02%)		46%
8/31/2006	$—	$6.52	4.92%		$10.4	1.51%		1.49	%‡	(.27%)		64%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
2/28/2011 (Unaudited)	$6.20	$0.01	$1.82	$1.83	$(0.02)	$—	$—	$(0.02)
8/31/2010	$6.05	$0.04	$0.13	$0.17	$(0.02)	$—	$—	$(0.02)
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.02	$0.75	$0.77	$—	$—	$—	$—
Class A
2/28/2011 (Unaudited)	$6.18	$(0.01)	$1.81	$1.80	$(0.00)	$—	$—	$(0.00)
8/31/2010	$6.04	$0.02	$0.12	$0.14	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.01	$0.75	$0.76	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$6.12	$(0.03)	$1.79	$1.76	$—	$—	$—	$—
8/31/2010	$6.02	$(0.03)	$0.13	$0.10	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$(0.01)	$0.75	$0.74	$—	$—	$—	$—
Class R3
2/28/2011 (Unaudited)	$6.16	$(0.02)	$1.81	$1.79	$—	$—	$—	$—
8/31/2010	$6.03	$0.00	$0.13	$0.13	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$5.47	$0.00	$0.56	$0.56	$—	$—	$—	$—
Mid Cap Growth Fund
Investor Class
2/28/2011 (Unaudited)	$8.43	$(0.02)	$2.74	$2.72	$—	$—	$—	$—
8/31/2010	$7.43	$(0.05)	$1.05	$1.00	$—	$—	$—	$—
8/31/2009	$9.53	$(0.02)	$(2.08)	$(2.10)	$—	$—	$—	$—
8/31/2008	$10.54	$(0.05)	$(0.96)	$(1.01)	$—	$—	$—	$—
8/31/2007	$8.17	$(0.03)	$2.40	$2.37	$—	$—	$—	$—
8/31/2006	$7.45	$(0.03)	$0.75	$0.72	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Institutional Class
2/28/2011 (Unaudited)	$—	$8.01	29.49	%**	$550.1	.75	%*	.75	%‡*	.19	%*	43	%**
8/31/2010	$—	$6.20	2.76%		$346.6	.75%		.75	%‡	.61%		104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.05	14.58	%**	$23.3	.75	%*	.75	%‡*	.86	%*	132	%Ø###
Class A
2/28/2011 (Unaudited)	$—	$7.98	29.18	%**	$45.8	1.11	%*	1.11	%‡*	(.17	%)*	43	%**
8/31/2010	$—	$6.18	2.32%		$33.0	1.11%		1.11	%‡	.35%		104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.04	14.39	%**	$63.7	1.11	%*	1.11	%‡*	.47	%*	132	%Ø###
Class C
2/28/2011 (Unaudited)	$—	$7.88	28.76	%**	$41.1	1.86	%*	1.86	%‡*	(.92	%)*	43	%**
8/31/2010	$—	$6.12	1.66%		$31.0	1.86%		1.86	%‡	(.46%)		104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.02	14.02	%**	$25.9	1.86	%*	1.86	%‡*	(.28	%)*	132	%Ø###
Class R3
2/28/2011 (Unaudited)	$—	$7.95	29.06	%**	$0.2	1.36	%*	1.36	%‡*	(.44	%)*	43	%**
8/31/2010	$—	$6.16	2.16%		$0.1	1.36%		1.36	%‡	.04%		104%
Period from 5/27/2009^ to 8/31/2009	$—	$6.03	10.24	%**	$0.1	1.36	%*	1.36	%‡*	.20	%*	132	%Ø###
Mid Cap Growth Fund
Investor Class
2/28/2011 (Unaudited)	$—	$11.15	32.27	%**	$362.3	1.05	%*	1.05	%*	(.31	%)*	19	%**
8/31/2010	$—	$8.43	13.46%		$288.0	1.07%		1.07%		(.55%)		70%
8/31/2009	$—	$7.43	(22.04%)		$280.9	1.11%		1.11	%‡	(.28%)		69%
8/31/2008	$—	$9.53	(9.58%)		$396.7	1.01%		1.01	%‡	(.49%)		70%
8/31/2007	$—	$10.54	29.01%		$446.3	1.03%		1.02	%‡	(.33%)		49%
8/31/2006	$—	$8.17	9.66%		$356.7	1.05%		1.04	%‡	(.36%)		45%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
2/28/2011 (Unaudited)	$12.83	$(0.03)	$4.15	$4.12	$—	$—	$—	$—
8/31/2010	$11.31	$(0.08)	$1.60	$1.52	$—	$—	$—	$—
8/31/2009	$14.54	$(0.04)	$(3.19)	$(3.23)	$—	$—	$—	$—
8/31/2008	$16.11	$(0.11)	$(1.46)	$(1.57)	$—	$—	$—	$—
8/31/2007	$12.53	$(0.09)	$3.67	$3.58	$—	$—	$—	$—
8/31/2006	$11.46	$(0.08)	$1.15	$1.07	$—	$—	$—	$—
Advisor Class
2/28/2011 (Unaudited)	$13.14	$(0.06)	$4.26	$4.20	$—	$—	$—	$—
8/31/2010	$11.63	$(0.13)	$1.64	$1.51	$—	$—	$—	$—
8/31/2009	$14.98	$(0.06)	$(3.29)	$(3.35)	$—	$—	$—	$—
8/31/2008	$16.64	$(0.16)	$(1.50)	$(1.66)	$—	$—	$—	$—
8/31/2007	$12.96	$(0.12)	$3.80	$3.68	$—	$—	$—	$—
8/31/2006	$11.88	$(0.10)	$1.18	$1.08	$—	$—	$—	$—
Institutional Class
2/28/2011 (Unaudited)	$8.54	$(0.00)	$2.77	$2.77	$—	$—	$—	$—
8/31/2010	$7.50	$(0.02)	$1.06	$1.04	$—	$—	$—	$—
8/31/2009	$9.57	$0.01	$(2.08)	$(2.07)	$—	$—	$—	$—
8/31/2008	$10.55	$(0.02)	$(0.96)	$(0.98)	$—	$—	$—	$—
Period from 4/29/2007^ to 8/31/2007	$9.97	$(0.01)	$0.59	$0.58	$—	$—	$—	$—
Class A
2/28/2011 (Unaudited)	$12.84	$(0.03)	$4.16	$4.13	$—	$—	$—	$—
8/31/2010	$11.31	$(0.07)	$1.60	$1.53	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.34	$(0.00)	$0.97	$0.97	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$13.09	$(0.09)	$4.23	$4.14	$—	$—	$—	$—
8/31/2010	$11.62	$(0.18)	$1.65	$1.47	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.02)	$1.00	$0.98	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
2/28/2011 (Unaudited)	$—	$16.95	32.11%**	$29.3	1.09%*	1.09	%*	(.36%)*	19	%**
8/31/2010	$—	$12.83	13.44%	$21.8	1.14%	1.14%		(.61%)	70%
8/31/2009	$—	$11.31	(22.21%)	$16.4	1.26%	1.26	%‡	(.37%)	69%
8/31/2008	$—	$14.54	(9.75%)	$11.7	1.25%	1.25	%‡	(.73%)	70%
8/31/2007	$—	$16.11	28.57%	$13.4	1.31%	1.30	%‡	(.63%)	49%
8/31/2006	$—	$12.53	9.34%	$6.6	1.33%	1.32	%‡	(.65%)	45%
Advisor Class
2/28/2011 (Unaudited)	$—	$17.34	31.96%**	$7.7	1.50%*	1.50	%§*	(.77%)*	19	%**
8/31/2010	$—	$13.14	12.98%	$5.4	1.50%	1.50	%§	(.98%)	70%
8/31/2009	$—	$11.63	(22.36%)	$6.9	1.50%	1.50	%‡	(.57%)	69%
8/31/2008	$—	$14.98	(9.98%)	$3.2	1.50%	1.49	%‡	(.98%)	70%
8/31/2007	$—	$16.64	28.40%	$1.5	1.50%	1.49	%‡	(.80%)	49%
8/31/2006	$—	$12.96	9.09%	$0.8	1.50%	1.49	%‡	(.80%)	45%
Institutional Class
2/28/2011 (Unaudited)	$—	$11.31	32.44%**	$180.2	.75%*	.75	%‡*	(.03%)*	19	%**
8/31/2010	$—	$8.54	13.87%	$121.1	.75%	.75	%‡	(.22%)	70%
8/31/2009	$—	$7.50	(21.63%)	$146.6	.75%	.75	%‡	.12%	69%
8/31/2008	$—	$9.57	(9.29%)	$51.1	.75%	.75	%‡	(.22%)	70%
Period from 4/29/2007^ to 8/31/2007	$—	$10.55	5.82%**	$18.1	.75%*	.74	%‡*	(.25%)*	49	%Ø
Class A
2/28/2011 (Unaudited)	$—	$16.97	32.17%**	$20.3	1.11%*	1.11	%‡*	(.39%)*	19	%**
8/31/2010	$—	$12.84	13.53%	$13.6	1.11%	1.11	%‡	(.51%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.31	9.38%**	$0.1	1.11%*	1.11	%‡*	(.01%)*	69	%Ø
Class C
2/28/2011 (Unaudited)	$—	$17.23	31.63%**	$0.5	1.86%*	1.86	%‡*	(1.19%)*	19	%**
8/31/2010	$—	$13.09	12.65%	$0.2	1.86%	1.86	%‡	(1.32%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.62	9.21%**	$0.1	1.86%*	1.86	%‡*	(.64%)*	69	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class R3
2/28/2011 (Unaudited)	$13.17	$(0.07)	$4.28	$4.21	$—	$—	$—	$—
8/31/2010	$11.63	$(0.11)	$1.65	$1.54	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.00)	$0.99	$0.99	$—	$—	$—	$—
Multi-Cap Opportunities Fund
Institutional Class
2/28/2011 (Unaudited)	$8.03	$0.03	$2.16	$2.19	$(0.05)	$—	$—	$(0.05)
8/31/2010‡‡‡	$7.93	$0.09	$0.16	$0.25	$(0.15)	$—	$—	$(0.15)
8/31/2009‡‡‡	$9.84	$0.07	$(1.84)	$(1.77)	$(0.05)	$(0.09)	$—	$(0.14)
8/31/2008‡‡‡	$11.14	$0.05	$(0.86)	$(0.81)	$(0.07)	$(0.42)	$—	$(0.49)
Period from 11/2/2006^ to 8/31/2007‡‡‡	$10.00	$0.04	$1.12	$1.16	$(0.02)	$—	$—	$(0.02)
Class A
2/28/2011 (Unaudited)	$8.02	$0.01	$2.15	$2.16	$(0.02)	$—	$—	$(0.02)
Period from 12/21/2009^ to 8/31/2010	$8.38	$0.03	$(0.39)	$(0.36)	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$7.97	$(0.03)	$2.15	$2.12	$—	$—	$—	$—
Period from 12/21/2009^ to 8/31/2010	$8.38	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$—
Partners Fund
Investor Class
2/28/2011 (Unaudited)	$22.03	$0.02	$7.36	$7.38	$(0.03)	$—	$—	$(0.03)
8/31/2010	$21.67	$0.04	$0.45	$0.49	$(0.13)	$—	$—	$(0.13)
8/31/2009	$28.90	$0.15	$(7.04)	$(6.89)	$(0.09)	$(0.25)	$—	$(0.34)
8/31/2008	$32.10	$0.13	$(2.01)	$(1.88)	$(0.12)	$(1.20)	$—	$(1.32)
8/31/2007	$28.71	$0.14	$3.96	$4.10	$(0.20)	$(0.51)	$—	$(0.71)
8/31/2006	$28.62	$0.24	$1.43	$1.67	$(0.27)	$(1.31)	$—	$(1.58)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class R3
2/28/2011 (Unaudited)	$—	$17.38	31.97	%**	$0.6	1.36	%*	1.36	%‡*	(.83	%)*	19	%**
8/31/2010	$—	$13.17	13.24%		$0.1	1.36%		1.36	%‡	(.84%)		70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.63	9.30	%**	$0.1	1.36	%*	1.36	%‡*	(.14	%)*	69	%Ø
Multi-Cap Opportunities Fund
Institutional Class
2/28/2011 (Unaudited)	$—	$10.17	27.36	%**	$49.7	1.01	%*	1.01	%^^*	.60	%*	50	%**
8/31/2010‡‡‡	$—	$8.03	3.02	%††††	$47.2	1.00%		1.00	%^^	1.10%		62%
8/31/2009‡‡‡	$—	$7.93	(17.74%)		$3.1	1.02%		1.02	%^^	1.02%		124%
8/31/2008‡‡‡	$—	$9.84	(7.53%)		$5.0	1.01%		1.01	%^^	.46%		129%
Period from 11/2/2006^ to 8/31/2007‡‡‡	$—	$11.14	11.58	%**	$8.6	1.00	%*	1.00	%^^*	.44	%*	88	%**
Class A
2/28/2011 (Unaudited)	$—	$10.16	26.98	%**	$0.1	1.37	%*	1.37	%^^*	.28	%*	50	%**
Period from 12/21/2009^ to 8/31/2010	$—	$8.02	(4.30	%)**	$0.3	1.36	%*	1.36	%^^*	.58	%*	62	%Ø
Class C
2/28/2011 (Unaudited)	$—	$10.09	26.60	%**	$0.2	2.13	%*	2.13	%^^*	(.58	%)*	50	%**
Period from 12/21/2009^ to 8/31/2010	$—	$7.97	(4.89	%)**	$0.1	2.12	%*	2.12	%^^*	(.18	%)*	62	%Ø
Partners Fund
Investor Class
2/28/2011 (Unaudited)	$—	$29.38	33.52	%**	$1,466.2	.86	%*	.86	%*	.18	%*	17	%**
8/31/2010	$—	$22.03	2.21%		$1,189.1	.85%		.85%		.19%		42%
8/31/2009	$—	$21.67	(23.27%)		$1,337.2	.89%		.89	%‡	.85%		35%
8/31/2008	$—	$28.90	(6.22%)		$2,193.1	.81%		.80	%‡	.42%		41%
8/31/2007	$—	$32.10	14.33%		$2,267.6	.81%		.80	%‡	.44%		47%
8/31/2006	$—	$28.71	5.87%		$2,106.7	.82%		.82	%‡	.84%		33%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
2/28/2011 (Unaudited)	$16.90	$(0.00)	$5.65	$5.65	$(0.00)	$—	$—	$(0.00)
8/31/2010	$16.67	$0.00	$0.34	$0.34	$(0.11)	$—	$—	$(0.11)
8/31/2009	$22.25	$0.09	$(5.42)	$(5.33)	$(0.06)	$(0.19)	$—	$(0.25)
8/31/2008	$24.75	$0.06	$(1.56)	$(1.50)	$(0.08)	$(0.92)	$—	$(1.00)
8/31/2007	$22.14	$0.06	$3.05	$3.11	$(0.11)	$(0.39)	$—	$(0.50)
8/31/2006	$22.02	$0.15	$1.11	$1.26	$(0.13)	$(1.01)	$—	$(1.14)
Advisor Class
2/28/2011 (Unaudited)	$14.59	$(0.01)	$4.87	$4.86	$—	$—	$—	$—
8/31/2010	$14.42	$(0.02)	$0.29	$0.27	$(0.10)	$—	$—	$(0.10)
8/31/2009	$19.27	$0.06	$(4.69)	$(4.63)	$(0.05)	$(0.17)	$—	$(0.22)
8/31/2008	$21.45	$0.02	$(1.35)	$(1.33)	$(0.05)	$(0.80)	$—	$(0.85)
8/31/2007	$19.18	$0.02	$2.65	$2.67	$(0.06)	$(0.34)	$—	$(0.40)
8/31/2006	$19.01	$0.10	$0.94	$1.04	$(0.01)	$(0.86)	$—	$(0.87)
Institutional Class
2/28/2011 (Unaudited)	$22.15	$0.05	$7.40	$7.45	$(0.08)	$—	$—	$(0.08)
8/31/2010	$21.79	$0.08	$0.45	$0.53	$(0.17)	$—	$—	$(0.17)
8/31/2009	$29.06	$0.18	$(7.08)	$(6.90)	$(0.12)	$(0.25)	$—	$(0.37)
8/31/2008	$32.28	$0.19	$(2.04)	$(1.85)	$(0.17)	$(1.20)	$—	$(1.37)
8/31/2007	$28.72	$0.19	$3.96	$4.15	$(0.08)	$(0.51)	$—	$(0.59)
Period from 6/7/2006^ to 8/31/2006	$28.12	$0.19	$0.41	$0.60	$—	$—	$—	$—
Class A
2/28/2011 (Unaudited)	$16.90	$(0.01)	$5.65	$5.64	$(0.08)	$—	$—	$(0.08)
Period from 6/21/2010^ to 8/31/2010	$18.36	$0.01	$(1.47)	$(1.46)	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$14.57	$(0.08)	$4.86	$4.78	$(0.06)	$—	$—	$(0.06)
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.02)	$(1.26)	$(1.28)	$—	$—	$—	$—
Class R3
2/28/2011 (Unaudited)	$14.58	$(0.03)	$4.87	$4.84	$(0.06)	$—	$—	$(0.06)
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.00)	$(1.27)	$(1.27)	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
2/28/2011 (Unaudited)	$—	$22.55	33.44	%**	$613.2	1.05%*	1.05	%*	(.01%)*	17	%**
8/31/2010	$—	$16.90	2.01%		$547.6	1.03%	1.03%		.01%	42%
8/31/2009	$—	$16.67	(23.38%)		$622.6	1.04%	1.04	%‡	.70%	35%
8/31/2008	$—	$22.25	(6.40%)		$1,004.0	.99%	.99	%‡	.23%	41%
8/31/2007	$—	$24.75	14.09%		$1,171.5	1.00%	.99	%‡	.26%	47%
8/31/2006	$—	$22.14	5.70%		$970.5	1.00%	.99	%‡	.66%	33%
Advisor Class
2/28/2011 (Unaudited)	$—	$19.45	33.31	%**	$415.7	1.20%*	1.20	%*	(.16%)*	17	%**
8/31/2010	$—	$14.59	1.83%		$341.5	1.18%	1.18%		(.14%)	42%
8/31/2009	$—	$14.42	(23.47%)		$379.7	1.20%	1.20	%‡	.54%	35%
8/31/2008	$—	$19.27	(6.56%)		$559.0	1.15%	1.14	%‡	.08%	41%
8/31/2007	$—	$21.45	13.94%		$599.0	1.15%	1.14	%‡	.11%	47%
8/31/2006	$—	$19.18	5.56%		$605.0	1.15%	1.14	%‡	.52%	33%
Institutional Class
2/28/2011 (Unaudited)	$—	$29.52	33.66	%**	$229.6	.70%*	.70	%*	.34%*	17	%**
8/31/2010	$—	$22.15	2.35%		$148.7	.69%	.69	%§	.35%	42%
8/31/2009	$—	$21.79	(23.10%)		$161.3	.70%	.70	%‡	1.01%	35%
8/31/2008	$—	$29.06	(6.08%)		$168.1	.66%	.65	%‡	.59%	41%
8/31/2007	$—	$32.28	14.49%		$133.5	.66%	.65	%‡§	.59%	47%
Period from 6/7/2006^ to 8/31/2006	$—	$28.72	2.13	%**	$130.5	.70%*	.69	%‡*	2.85%*	33	%Ø
Class A
2/28/2011 (Unaudited)	$—	$22.46	33.39	%**	$1.2	1.11%*	1.11	%‡*	(.10%)*	17	%**
Period from 6/21/2010^ to 8/31/2010	$—	$16.90	(7.95	%)**	$0.0	1.11%*	1.11	%‡*	.16%*	42	%Ø
Class C
2/28/2011 (Unaudited)	$—	$19.29	32.85	%**	$0.1	1.86%*	1.86	%‡*	(.87%)*	17	%**
Period from 6/21/2010^ to 8/31/2010	$—	$14.57	(8.08	%)**	$0.0	1.86%*	1.86	%‡*	(.60%)*	42	%Ø
Class R3
2/28/2011 (Unaudited)	$—	$19.36	33.23	%**	$0.0	1.36%*	1.36	%‡*	(.32%)*	17	%**
Period from 6/21/2010^ to 8/31/2010	$—	$14.58	(8.01	%)**	$0.0	1.36%*	1.36	%‡*	(.09%)*	42	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Real Estate Fund
Trust Class
2/28/2011 (Unaudited)	$10.23	$0.10	$1.98	$2.08	$(0.10)	$—	$—	$(0.10)
8/31/2010	$7.74	$0.16	$2.53	$2.69	$(0.16)	$—	$(0.04)	$(0.20)
8/31/2009	$10.65	$0.24	$(2.84)	$(2.60)	$(0.24)	$—	$(0.07)	$(0.31)
8/31/2008	$14.21	$0.22	$(1.04)	$(0.82)	$(0.19)	$(2.39)	$(0.16)	$(2.74)
8/31/2007	$15.69	$0.17	$(0.09)	$0.08	$(0.19)	$(1.37)	$—	$(1.56)
8/31/2006	$14.73	$0.20	$3.39	$3.59	$(0.27)	$(2.36)	$—	$(2.63)
Institutional Class
2/28/2011 (Unaudited)	$10.25	$0.11	$1.98	$2.09	$(0.11)	$—	$—	$(0.11)
8/31/2010	$7.76	$0.17	$2.53	$2.70	$(0.16)	$—	$(0.05)	$(0.21)
8/31/2009	$10.66	$0.24	$(2.82)	$(2.58)	$(0.23)	$—	$(0.09)	$(0.32)
Period from 6/4/2008^ to 8/31/2008	$10.88	$0.07	$(0.22)	$(0.15)	$(0.04)	$—	$(0.03)	$(0.07)
Class A
2/28/2011 (Unaudited)	$10.23	$0.10	$1.97	$2.07	$(0.09)	$—	$—	$(0.09)
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.11)	$(0.10)	$(0.02)	$—	$(0.03)	$(0.05)
Class C
2/28/2011 (Unaudited)	$10.24	$0.05	$1.98	$2.03	$(0.06)	$—	$—	$(0.06)
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.12)	$(0.11)	$(0.01)	$—	$(0.02)	$(0.03)
Class R3
2/28/2011 (Unaudited)	$10.23	$0.08	$1.98	$2.06	$(0.07)	$—	$—	$(0.07)
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.02	$(0.13)	$(0.11)	$(0.03)	$—	$(0.01)	$(0.04)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Real Estate Fund
Trust Class
2/28/2011 (Unaudited)	$0.01	$12.22	20.56	%**	$207.2	.99	%*	.99	%‡*	1.83	%*	19	%**
8/31/2010	$0.00	$10.23	35.09%		$126.7	.99%		.99	%‡	1.73%		70%
8/31/2009	$0.00	$7.74	(23.69%)		$63.0	.99%		.99	%‡	3.61%		181%
8/31/2008	$0.00	$10.65	(5.32%)		$53.0	1.00%		.97	%‡	1.93%		187%
8/31/2007	$0.00	$14.21	(.43%)		$110.4	.99%		.97	%‡	1.06%		99%
8/31/2006	$0.00	$15.69	28.50%		$86.7	1.11%		1.09	%‡	1.39%		97%
Institutional Class
2/28/2011 (Unaudited)	$0.01	$12.24	20.61	%**	$69.5	.85	%*	.85	%‡*	1.98	%*	19	%**
8/31/2010	$0.00	$10.25	35.18%		$22.6	.85%		.85	%‡	1.77%		70%
8/31/2009	$0.00	$7.76	(23.46%)		$3.3	.85%		.85	%‡	3.47%		181%
Period from 6/4/2008^ to 8/31/2008	$0.00	$10.66	(1.31	%)**	$1.7	.87	%*	.86	%‡*	2.76	%*	187	%Ø
Class A
2/28/2011 (Unaudited)	$0.01	$12.22	20.47	%**	$17.3	1.21	%*	1.21	%‡*	1.69	%*	19	%**
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(.98	%)**	$0.5	1.21	%*	1.21	%‡*	.68	%*	70	%Ø
Class C
2/28/2011 (Unaudited)	$0.01	$12.22	19.96	%**	$3.3	1.96	%*	1.96	%‡*	.82	%*	19	%**
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.24	(1.08	%)**	$0.1	1.96	%*	1.96	%‡*	.66	%*	70	%Ø
Class R3
2/28/2011 (Unaudited)	$0.00	$12.22	20.28	%**	$0.0	1.46	%*	1.46	%‡*	1.36	%*	19	%**
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(1.04	%)**	$0.0	1.46	%*	1.46	%‡*	.93	%*	70	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Regency Fund
Investor Class
2/28/2011 (Unaudited)	$12.26	$0.03	$4.31	$4.34	$(0.02)	$—	$—	$(0.02)
8/31/2010	$11.07	$0.01	$1.26	$1.27	$(0.08)	$—	$—	$(0.08)
8/31/2009	$15.02	$0.07	$(3.47)	$(3.40)	$(0.00)	$(0.55)	$—	$(0.55)
8/31/2008	$18.65	$0.07	$(1.75)	$(1.68)	$(0.14)	$(1.81)	$—	$(1.95)
8/31/2007	$16.52	$0.13	$2.19	$2.32	$(0.10)	$(0.09)	$—	$(0.19)
8/31/2006	$17.37	$0.13	$0.39	$0.52	$(0.06)	$(1.31)	$—	$(1.37)
Trust Class
2/28/2011 (Unaudited)	$10.68	$0.03	$3.75	$3.78	$(0.01)	$—	$—	$(0.01)
8/31/2010	$9.66	$0.01	$1.11	$1.12	$(0.10)	$—	$—	$(0.10)
8/31/2009	$13.09	$0.07	$(3.02)	$(2.95)	$(0.00)	$(0.48)	$—	$(0.48)
8/31/2008	$16.26	$0.04	$(1.52)	$(1.48)	$(0.11)	$(1.58)	$—	$(1.69)
8/31/2007	$14.41	$0.08	$1.91	$1.99	$(0.06)	$(0.08)	$—	$(0.14)
8/31/2006	$15.13	$0.09	$0.34	$0.43	$(0.02)	$(1.13)	$—	$(1.15)
Institutional Class
2/28/2011 (Unaudited)	$12.28	$0.08	$4.31	$4.39	$(0.06)	$—	$—	$(0.06)
Period from 3/8/2010^ to 8/31/2010	$13.12	$0.03	$(0.87)	$(0.84)	$—	$—	$—	$—
Class A
2/28/2011 (Unaudited)	$10.68	$0.03	$3.75	$3.78	$(0.02)	$—	$—	$(0.02)
Period from 6/21/2010^ to 8/31/2010	$11.41	$0.00	$(0.73)	$(0.73)	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$10.66	$(0.00)	$3.73	$3.73	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—
Class R3
2/28/2011 (Unaudited)	$10.67	$0.02	$3.75	$3.77	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.00)	$(0.74)	$(0.74)	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Regency Fund
Investor Class
2/28/2011 (Unaudited)	$—	$16.58	35.38	%**	$60.8	1.36	%*	1.36	%‡*	.46	%*	11	%**
8/31/2010	$—	$12.26	11.51%		$55.9	1.22%		1.22	%‡	.10%		51%
8/31/2009	$—	$11.07	(21.04%)		$43.8	1.36%		1.36	%‡	.78%		51%
8/31/2008	$—	$15.02	(9.93%)		$79.1	1.13%		1.11	%‡	.43%		60%
8/31/2007	$—	$18.65	14.10%		$99.9	1.09%		1.08	%‡	.72%		80%
8/31/2006	$—	$16.52	2.94%		$111.1	1.12%		1.11	%‡	.75%		52%
Trust Class
2/28/2011 (Unaudited)	$—	$14.45	35.43	%**	$43.9	1.27	%*	1.27	%‡*	.52	%*	11	%**
8/31/2010	$—	$10.68	11.55%		$80.5	1.25%		1.25	%‡	.07%		51%
8/31/2009	$—	$9.66	(20.96%)		$26.9	1.25%		1.25	%‡	.89%		51%
8/31/2008	$—	$13.09	(10.03%)		$52.8	1.26%		1.24	%‡	.30%		60%
8/31/2007	$—	$16.26	13.84%		$55.6	1.25%		1.24	%‡	.51%		80%
8/31/2006	$—	$14.41	2.81%		$64.2	1.25%		1.24	%‡	.61%		52%
Institutional Class
2/28/2011 (Unaudited)	$—	$16.61	35.80	%**	$4.0	.91	%*	.91	%‡*	1.05	%*	11	%**
Period from 3/8/2010^ to 8/31/2010	$—	$12.28	(6.40	%)**	$0.7	.85	%*	.85	%‡*	.48	%*	51	%Ø
Class A
2/28/2011 (Unaudited)	$—	$14.44	35.39	%**	$0.4	1.25	%*	1.25	%‡*	.51	%*	11	%**
Period from 6/21/2010^ to 8/31/2010	$—	$10.68	(6.40	%)**	$0.0	1.21	%*	1.21	%‡*	.04	%*	51	%Ø
Class C
2/28/2011 (Unaudited)	$—	$14.39	34.99	%**	$0.1	1.98	%*	1.98	%‡*	(.01	%)*	11	%**
Period from 6/21/2010^ to 8/31/2010	$—	$10.66	(6.57	%)**	$0.0	1.96	%*	1.96	%‡*	(.64	%)*	51	%Ø
Class R3
2/28/2011 (Unaudited)	$—	$14.44	35.33	%**	$0.0	1.48	%*	1.48	%‡*	.35	%*	11	%**
Period from 6/21/2010^ to 8/31/2010	$—	$10.67	(6.49	%)**	$0.0	1.46	%*	1.46	%‡*	(.22	%)*	51	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Select Equities Fund
Institutional Class
2/28/2011 (Unaudited)	$7.91	$0.04	$1.98	$2.02	$(0.07)	$(0.26)	$—	$(0.33)
8/31/2010	$8.06	$0.06	$(0.01)	$0.05	$(0.05)	$(0.15)	$—	$(0.20)
8/31/2009	$9.20	$0.08	$(1.19)	$(1.11)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.08	$(0.88)	$(0.80)	$—	$—	$—	$—
Class A
2/28/2011 (Unaudited)	$7.88	$0.02	$1.97	$1.99	$(0.02)	$(0.26)	$—	$(0.28)
8/31/2010	$8.05	$0.03	$(0.03)	$0.00	$(0.02)	$(0.15)	$—	$(0.17)
8/31/2009	$9.18	$0.04	$(1.14)	$(1.10)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.04	$(0.86)	$(0.82)	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$7.74	$(0.01)	$1.93	$1.92	$—	$(0.26)	$—	$(0.26)
8/31/2010	$7.94	$(0.03)	$(0.02)	$(0.05)	$—	$(0.15)	$—	$(0.15)
8/31/2009	$9.12	$(0.02)	$(1.13)	$(1.15)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.01)	$(0.87)	$(0.88)	$—	$—	$—	$—
Small Cap Growth Fund
Investor Class
2/28/2011 (Unaudited)	$13.68	$(0.07)	$5.15	$5.08	$—	$—	$—	$—
8/31/2010	$13.15	$(0.13)	$0.66	$0.53	$—	$—	$—	$—
8/31/2009	$17.92	$(0.11)	$(4.66)	$(4.77)	$—	$—	$—	$—
8/31/2008	$19.15	$(0.18)	$(1.05)	$(1.23)	$—	$—	$—	$—
8/31/2007	$15.01	$(0.18)	$4.32	$4.14	$—	$—	$—	$—
8/31/2006	$14.19	$(0.19)	$1.01	$0.82	$—	$—	$—	$—
Trust Class
2/28/2011 (Unaudited)	$14.93	$(0.10)	$5.63	$5.53	$—	$—	$—	$—
8/31/2010	$14.43	$(0.18)	$0.68	$0.50	$—	$—	$—	$—
8/31/2009	$19.67	$(0.14)	$(5.10)	$(5.24)	$—	$—	$—	$—
8/31/2008	$21.05	$(0.21)	$(1.17)	$(1.38)	$—	$—	$—	$—
8/31/2007	$16.52	$(0.21)	$4.74	$4.53	$—	$—	$—	$—
8/31/2006	$15.62	$(0.22)	$1.12	$0.90	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Select Equities Fund
Institutional Class
2/28/2011 (Unaudited)	$—	$9.60	25.83	%**	$30.8	.76%*	.76	%‡*	.95%*	64%**
8/31/2010	$—	$7.91	.44%		$17.6	.75%	.75	%‡	.78%	129%
8/31/2009	$—	$8.06	(12.03%)		$6.5	.75%	.75	%‡	1.04%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.20	(8.00	%)**	$2.3	.76%*	.76	%‡*	1.17%*	53%**
Class A
2/28/2011 (Unaudited)	$—	$9.59	25.48	%**	$30.6	1.20%*	1.20	%‡*	.45%*	64%**
8/31/2010	$—	$7.88	(.11%)		$38.0	1.20%	1.20	%‡	.36%	129%
8/31/2009	$—	$8.05	(11.95%)		$38.3	1.20%	1.20	%‡	.52%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.18	(8.20	%)**	$4.9	1.24%*	1.24	%‡*	.63%*	53%**
Class C
2/28/2011 (Unaudited)	$—	$9.40	25.00	%**	$13.6	1.95%*	1.95	%‡*	(.29%)*	64%**
8/31/2010	$—	$7.74	(.75%)		$11.6	1.95%	1.95	%‡	(.41%)	129%
8/31/2009	$—	$7.94	(12.58%)		$7.4	1.95%	1.95	%‡	(.22%)	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.12	(8.80	%)**	$0.8	1.99%*	1.98	%‡*	(.08%)*	53%**
Small Cap Growth Fund
Investor Class
2/28/2011 (Unaudited)	$—	$18.76	37.13	%**	$74.8	1.15%*	1.15	%‡*	(.89%)*	82%**
8/31/2010	$—	$13.68	4.03%		$75.4	1.15%	1.15	%‡	(.89%)	235%
8/31/2009	$—	$13.15	(26.62%)		$144.1	1.30%	1.30	%‡	(.89%)	292%
8/31/2008	$—	$17.92	(6.42%)		$239.9	1.31%	1.29	%‡	(.93%)	185%
8/31/2007	$—	$19.15	27.58%		$58.1	1.30%	1.27	%‡	(1.01%)	153%
8/31/2006	$—	$15.01	5.78%		$46.9	1.60%	1.57	%‡	(1.21%)	142%
Trust Class
2/28/2011 (Unaudited)	$—	$20.46	37.04	%**	$25.0	1.37%*	1.37	%‡*	(1.11%)*	82%**
8/31/2010	$—	$14.93	3.47%		$22.0	1.37%	1.37	%‡	(1.11%)	235%
8/31/2009	$—	$14.43	(26.64%)		$35.2	1.40%	1.40	%‡	(1.00%)	292%
8/31/2008	$—	$19.67	(6.56%)		$42.3	1.41%	1.39	%‡	(1.04%)	185%
8/31/2007	$—	$21.05	27.42%		$8.5	1.40%	1.38	%‡	(1.08%)	153%
8/31/2006	$—	$16.52	5.76%		$2.5	1.66%	1.63	%‡	(1.26%)	142%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Advisor Class
2/28/2011 (Unaudited)	$9.92	$(0.08)	$3.74	$3.66	$—	$—	$—	$—
8/31/2010	$9.61	$(0.14)	$0.45	$0.31	$—	$—	$—	$—
8/31/2009	$13.13	$(0.11)	$(3.41)	$(3.52)	$—	$—	$—	$—
8/31/2008	$14.08	$(0.17)	$(0.78)	$(0.95)	$—	$—	$—	$—
8/31/2007	$11.07	$(0.17)	$3.18	$3.01	$—	$—	$—	$—
8/31/2006	$10.49	$(0.16)	$0.74	$0.58	$—	$—	$—	$—
Institutional Class
2/28/2011 (Unaudited)	$13.75	$(0.05)	$5.19	$5.14	$—	$—	$—	$—
8/31/2010	$13.23	$(0.09)	$0.61	$0.52	$—	$—	$—	$—
8/31/2009	$17.95	$(0.06)	$(4.66)	$(4.72)	$—	$—	$—	$—
Period from 4/1/2008^ to 8/31/2008	$17.64	$(0.04)	$0.35	$0.31	$—	$—	$—	$—
Class A
2/28/2011 (Unaudited)	$14.95	$(0.10)	$5.65	$5.55	$—	$—	$—	$—
8/31/2010	$14.43	$(0.16)	$0.68	$0.52	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$12.98	$(0.03)	$1.48	$1.45	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$9.87	$(0.11)	$3.72	$3.61	$—	$—	$—	$—
8/31/2010	$9.60	$(0.19)	$0.46	$0.27	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.04)	$0.99	$0.95	$—	$—	$—	$—
Class R3
2/28/2011 (Unaudited)	$9.93	$(0.08)	$3.75	$3.67	$—	$—	$—	$—
8/31/2010	$9.61	$(0.13)	$0.45	$0.32	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.02)	$0.98	$0.96	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
2/28/2011 (Unaudited)	$—	$13.58	36.90%**	$11.2	1.60%*	1.60	%‡*	(1.33%)*	82	%**
8/31/2010	$—	$9.92	3.23%	$9.7	1.60%	1.60	%‡	(1.34%)	235%
8/31/2009	$—	$9.61	(26.81%)	$11.7	1.60%	1.60	%‡	(1.19%)	292%
8/31/2008	$—	$13.13	(6.75%)	$13.6	1.61%	1.59	%‡	(1.23%)	185%
8/31/2007	$—	$14.08	27.19%	$4.3	1.60%	1.57	%‡	(1.30%)	153%
8/31/2006	$—	$11.07	5.53%	$2.2	1.77%	1.74	%‡	(1.36%)	142%
Institutional Class
2/28/2011 (Unaudited)	$—	$18.89	37.38%**	$118.2	.90%*	.90	%‡*	(.64%)*	82	%**
8/31/2010	$—	$13.75	3.93%	$82.6	.91%	.91	%‡	(.63%)	235%
8/31/2009	$—	$13.23	(26.30%)	$7.5	.90%	.90	%‡	(.48%)	292%
Period from 4/1/2008^ to 8/31/2008	$—	$17.95	1.76%**	$4.3	.91%*	.90	%‡*	(.55%)*	185	%Ø
Class A
2/28/2011 (Unaudited)	$—	$20.50	37.12%**	$2.3	1.26%*	1.26	%‡*	(1.01%)*	82	%**
8/31/2010	$—	$14.95	3.60%	$0.5	1.26%	1.26	%‡	(1.01%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$14.43	11.17%**	$0.1	1.26%*	1.26	%‡*	(.76%)*	292	%Ø
Class C
2/28/2011 (Unaudited)	$—	$13.48	36.58%**	$0.2	2.01%*	2.01	%‡*	(1.75%)*	82	%**
8/31/2010	$—	$9.87	2.81%	$0.1	2.01%	2.01	%‡	(1.76%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.60	10.98%**	$0.1	2.01%*	2.01	%‡*	(1.47%)*	292	%Ø
Class R3
2/28/2011 (Unaudited)	$—	$13.60	36.96%**	$0.1	1.51%*	1.51	%‡*	(1.25%)*	82	%**
8/31/2010	$—	$9.93	3.33%	$0.1	1.51%	1.51	%‡	(1.25%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.61	11.10%**	$0.1	1.52%*	1.52	%‡*	(.97%)*	292	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Socially Responsive Fund
Investor Class
2/28/2011 (Unaudited)	$20.58	$0.10	$6.46	$6.56	$(0.03)	$—	$—	$(0.03)
8/31/2010	$18.74	$0.06	$1.84	$1.90	$(0.06)	$—	$—	$(0.06)
8/31/2009	$24.51	$0.09	$(5.52)	$(5.43)	$(0.08)	$(0.26)	$—	$(0.34)
8/31/2008	$27.20	$0.15	$(1.85)	$(1.70)	$(0.13)	$(0.86)	$—	$(0.99)
8/31/2007	$23.88	$0.18	$3.42	$3.60	$(0.04)	$(0.24)	$—	$(0.28)
8/31/2006	$22.91	$0.09	$1.73	$1.82	$(0.14)	$(0.71)	$—	$(0.85)
Trust Class
2/28/2011 (Unaudited)	$14.11	$0.05	$4.45	$4.50	$(0.03)	$—	$—	$(0.03)
8/31/2010	$12.88	$0.01	$1.27	$1.28	$(0.05)	$—	$—	$(0.05)
8/31/2009	$16.91	$0.04	$(3.82)	$(3.78)	$(0.07)	$(0.18)	$—	$(0.25)
8/31/2008	$18.81	$0.07	$(1.28)	$(1.21)	$(0.10)	$(0.59)	$—	$(0.69)
8/31/2007	$16.53	$0.08	$2.38	$2.46	$(0.01)	$(0.17)	$—	$(0.18)
8/31/2006	$15.84	$0.03	$1.20	$1.23	$(0.06)	$(0.48)	$—	$(0.54)
Institutional Class
2/28/2011 (Unaudited)	$20.60	$0.12	$6.49	$6.61	$(0.08)	$—	$—	$(0.08)
8/31/2010	$18.75	$0.10	$1.84	$1.94	$(0.09)	$—	$—	$(0.09)
8/31/2009	$24.53	$0.12	$(5.53)	$(5.41)	$(0.11)	$(0.26)	$—	$(0.37)
Period from 11/28/2007^ to 8/31/2008	$26.93	$0.16	$(1.57)	$(1.41)	$(0.13)	$(0.86)	$—	$(0.99)
Class A
2/28/2011 (Unaudited)	$14.08	$0.05	$4.42	$4.47	$(0.06)	$—	$—	$(0.06)
8/31/2010	$12.88	$0.03	$1.26	$1.29	$(0.09)	$—	$—	$(0.09)
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.88	$0.88	$—	$—	$—	$—
Class C
2/28/2011 (Unaudited)	$13.94	$(0.01)	$4.38	$4.37	$(0.02)	$—	$—	$(0.02)
8/31/2010	$12.86	$(0.08)	$1.25	$1.17	$(0.09)	$—	$—	$(0.09)
Period from 5/27/2009^ to 8/31/2009	$12.00	$(0.01)	$0.87	$0.86	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund
Investor Class
2/28/2011 (Unaudited)	$—	$27.11	31.90	%**	$758.0	.92%*	.92	%*	.81%*	12	%**
8/31/2010	$—	$20.58	10.14%		$582.5	.94%	.94%		.27%	41%
8/31/2009	$—	$18.74	(21.83%)		$597.1	.93%	.93%		.51%	36%
8/31/2008	$—	$24.51	(6.49%)		$804.0	.90%	.89%		.57%	35%
8/31/2007	$—	$27.20	15.15%		$786.2	.91%	.90%		.66%	16%
8/31/2006	$—	$23.88	8.08%		$487.5	.95%	.95%		.39%	23%
Trust Class
2/28/2011 (Unaudited)	$—	$18.58	31.88	%**	$516.5	1.10%*	1.10	%*	.63%*	12	%**
8/31/2010	$—	$14.11	9.94%		$356.1	1.12%	1.12%		.10%	41%
8/31/2009	$—	$12.88	(22.01%)		$308.2	1.13%	1.13%		.32%	36%
8/31/2008	$—	$16.91	(6.67%)		$361.5	1.09%	1.08%		.38%	35%
8/31/2007	$—	$18.81	14.93%		$355.5	1.10%	1.09%		.45%	16%
8/31/2006	$—	$16.53	7.93%		$239.2	1.13%	1.12%		.21%	23%
Institutional Class
2/28/2011 (Unaudited)	$—	$27.13	32.10	%**	$301.5	.75%*	.75	%§*	.97%*	12	%**
8/31/2010	$—	$20.60	10.36%		$166.9	.75%	.75	%‡	.49%	41%
8/31/2009	$—	$18.75	(21.71%)		$77.6	.75%	.75	%‡	.70%	36%
Period from 11/28/2007^ to 8/31/2008	$—	$24.53	(5.47	%)**	$71.8	.75%*	.74	%‡*	.83%*	35	%Ø
Class A
2/28/2011 (Unaudited)	$—	$18.49	31.81	%**	$43.0	1.11%*	1.11	%‡*	.60%*	12	%**
8/31/2010	$—	$14.08	10.03%		$12.4	1.11%	1.11	%‡	.18%	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.88	7.33	%**	$1.1	1.11%*	1.11	%‡*	.11%*	36	%Ø
Class C
2/28/2011 (Unaudited)	$—	$18.29	31.34	%**	$8.4	1.86%*	1.86	%‡*	(.15%)*	12	%**
8/31/2010	$—	$13.94	9.10%		$3.3	1.86%	1.86	%‡	(.57%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.86	7.17	%**	$0.1	1.86%*	1.86	%‡*	(.40%)*	36	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class R3
2/28/2011 (Unaudited)	$14.05	$0.03	$4.41	$4.44	$(0.07)	$—	$—	$(0.07)
8/31/2010	$12.87	$(0.02)	$1.27	$1.25	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.87	$0.87	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class R3
2/28/2011 (Unaudited)	$—	$18.42	31.64	%**	$2.1	1.36	%*	1.36	%‡*	.32	%*	12	%**
8/31/2010	$—	$14.05	9.74%		$0.2	1.36%		1.36	%‡	(.11%)		41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.87	7.25	%**	$0.1	1.36	%*	1.36	%‡*	.12	%*	36	%Ø

Notes to Financial Highlights (Unaudited)

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended August 31, 2009, Management reimbursed Emerging Markets Equity and Socially Responsive for losses incurred in connection with a trade error, which had no impact on total return.

‡‡
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

‡‡‡
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class.

†††
During the period from November 2, 2006 through June 9, 2008, Equity Income's Trust Class had only one investor, which could have impacted Fund performance. On June 9, 2008, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

††††
During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡
After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2011	2010		2009		2008		2007		2006
Emerging Markets Equity Fund Institutional Class	3.73%	6.65%		14.78	%(13)	—		—		—
Emerging Markets Equity Fund Class A	3.69%	6.71%		18.97	%(13)	—		—		—
Emerging Markets Equity Fund Class C	4.80%	7.05%		17.56	%(13)	—		—		—
Emerging Markets Equity Fund Class R3	7.17%	39.77	%(3)	—		—		—		—
Equity Income Fund Institutional Class	.82%	1.01%		1.32%		3.63	%(12)	2.91	%(6)(16)	—
Equity Income Fund Class A	1.20%	1.36%		2.31%		5.67	%(17)	—		—
Equity Income Fund Class C	1.95%	2.12%		2.80%		6.94	%(17)	—		—
Equity Income Fund Class R3	10.97%	36.17	%(3)	—		—		—		—
Focus Fund Investor Class	—	—		.99%		.89%		.87%		.87%
Focus Fund Trust Class	—	—		1.24%		1.10%		1.07%		1.06%

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended February 28,		Year Ended August 31,
	2011		2010		2009		2008		2007		2006
Focus Fund Advisor Class	—		—		1.53%		1.33%		1.28%		1.26%
Focus Fund Institutional Class	1.02%		36.90	%(3)	—		—		—		—
Focus Fund Class A	2.82%		37.28	%(3)	—		—		—		—
Focus Fund Class C	3.49%		38.06	%(3)	—		—		—		—
Genesis Fund Investor Class	—		—		1.08%		1.03%		1.03%		1.02%
Genesis Fund Trust Class	—		—		1.12%		1.09%		1.10%		1.09%
Genesis Fund Advisor Class	—		—		1.38%		1.35%		1.35%		1.35%
Genesis Fund Institutional Class	.90%		.87%		.87%		.85%		.85%		.85%
Guardian Fund Investor Class	—		—		.97%		.89%		.87%		.88%
Guardian Fund Trust Class	—		—		1.14%		1.06%		1.05%		1.04%
Guardian Fund Advisor Class	—		2.59%		5.33%		3.44%		2.85%		3.13%
Guardian Fund Institutional Class	.77%		.81%		5.16	%(15)	—		—		—
Guardian Fund Class A	1.15%		1.22%		2.24	%(15)	—		—		—
Guardian Fund Class C	1.90%		2.46%		6.27	%(15)	—		—		—
Guardian Fund Class R3	1.46%		3.12%		5.77	%(15)	—		—		—
International Fund Investor Class	1.51%		1.41%		1.40%		1.26%		1.24%		1.25%
International Fund Trust Class	—		—		1.49%		1.35%		1.33%		1.32%
International Fund Class A	41.52	%(10)	—		—		—		—		—
International Fund Class C	51.62	%(10)	—		—		—		—		—
International Large Cap Fund Trust Class	1.41%		1.53%		1.73%		1.37%		1.48%		37.46	%(1)
International Large Cap Fund Institutional Class	1.05%		1.12%		1.30%		.97%		.99	%(4)	—
International Large Cap Fund Class A	1.37%		1.52%		2.17%		1.70	%(7)	—		—
International Large Cap Fund Class C	2.18%		2.29%		3.94%		4.08	%(7)	—		—
International Large Cap Fund Class R3	1.82%		3.50%		6.18	%(15)	—		—		—
Intrinsic Value Fund Institutional Class	1.34%		1.70	%(19)	—		—		—		—
Intrinsic Value Fund Class A	1.72%		2.11	%(19)	—		—		—		—
Intrinsic Value Fund Class C	2.60%		3.09	%(19)	—		—		—		—
Large Cap Disciplined Growth Fund Investor Class	1.13%		1.23%		2.50%		2.53%		2.44%		2.51%
Large Cap Disciplined Growth Fund Institutional Class	.82%		.87%		1.57	%(14)	—		—		—
Large Cap Disciplined Growth Fund Class A	1.20%		1.30%		1.79	%(14)	—		—		—
Large Cap Disciplined Growth Fund Class C	1.94%		2.01%		2.56	%(14)	—		—		—
Large Cap Disciplined Growth Fund Class R3	1.58%		3.23%		6.21	%(15)	—		—		—
Mid Cap Growth Fund Investor Class	—		—		1.11%		1.01%		1.02%		1.04%
Mid Cap Growth Fund Trust Class	—		—		1.26%		1.25%		1.30%		1.32%
Mid Cap Growth Fund Advisor Class	—		—		1.86%		2.38%		3.39%		2.85%
Mid Cap Growth Fund Institutional Class	.83%		.83%		.87%		.78%		1.03	%(5)	—

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended February 28,	Year Ended August 31,
	2011	2010		2009		2008		2007	2006
Mid Cap Growth Fund Class A	1.20%	1.28%		4.05	%(15)	—		—	—
Mid Cap Growth Fund Class C	2.01%	2.64%		6.29	%(15)	—		—	—
Mid Cap Growth Fund Class R3	1.52%	3.15%		5.78	%(15)	—		—	—
Partners Fund Investor Class	—	—		.89%		.80%		.80%	.82%
Partners Fund Trust Class	—	—		1.05%		.99%		.99%	.99%
Partners Fund Advisor Class	—	—		1.20%		1.14%		1.14%	1.15%
Partners Fund Institutional Class	—	—		.71%		.65%		.65%	.96	%(2)
Partners Fund Class A	3.16%	35.72	%(3)	—		—		—	—
Partners Fund Class C	8.58%	37.45	%(3)	—		—		—	—
Partners Fund Class R3	10.77%	36.96	%(3)	—		—		—	—
Real Estate Fund Trust Class	1.61%	1.75%		2.02%		1.83%		1.59%	1.90%
Real Estate Fund Institutional Class	1.24%	1.39%		2.80%		1.77	%(11)	—	—
Real Estate Fund Class A	1.65%	12.56	%(3)	—		—		—	—
Real Estate Fund Class C	2.48%	20.75	%(3)	—		—		—	—
Real Estate Fund Class R3	5.18%	37.36	%(3)	—		—		—	—
Regency Fund Investor Class	1.41%	1.24%		1.37%		1.12%		1.08%	1.12%
Regency Fund Trust Class	1.59%	1.42%		1.59%		1.36%		1.31%	1.32%
Regency Fund Institutional Class	1.41%	1.03	%(18)	—		—		—	—
Regency Fund Class A	2.31%	37.23	%(3)	—		—		—	—
Regency Fund Class C	3.68%	35.88	%(3)	—		—		—	—
Regency Fund Class R3	5.12%	37.59	%(3)	—		—		—	—
Select Equities Fund Institutional Class	1.32%	1.22%		2.57%		13.92	%(7)	—	—
Select Equities Fund Class A	1.67%	1.60%		2.19%		3.99	%(7)	—	—
Select Equities Fund Class C	2.41%	2.35%		2.91%		7.21	%(7)	—	—
Small Cap Growth Fund Investor Class	1.55%	1.50%		1.48%		1.42%		1.76%	1.86%
Small Cap Growth Fund Trust Class	1.69%	1.70%		1.73%		1.64%		2.22%	2.47%
Small Cap Growth Fund Advisor Class	1.85%	1.90%		1.99%		1.96%		2.58%	3.24%
Small Cap Growth Fund Institutional Class	1.30%	1.28%		1.69%		1.10	%(9)	—	—
Small Cap Growth Fund Class A	1.70%	2.05%		5.34	%(15)	—		—	—
Small Cap Growth Fund Class C	2.53%	3.43%		6.65	%(15)	—		—	—
Small Cap Growth Fund Class R3	2.38%	4.16%		6.29	%(15)	—		—	—
Socially Responsive Fund Institutional Class	—	.77%		.78%		.76	%(8)	—	—
Socially Responsive Fund Class A	1.12%	1.21%		1.70	%(15)	—		—	—
Socially Responsive Fund Class C	1.88%	1.99%		6.17	%(15)	—		—	—
Socially Responsive Fund Class R3	1.40%	2.95%		5.76	%(15)	—		—	—

(1)	Period from August 1, 2006 to August 31, 2006.

(2)	Period from June 7, 2006 to August 31, 2006.

(3)	Period from June 21, 2010 to August 31, 2010.

Notes to Financial Highlights (Unaudited) (cont'd)

(4)	Period from October 6, 2006 to August 31, 2007.

(5)	Period from April 19, 2007 to August 31, 2007.

(6)	Period from November 2, 2006 to August 31, 2007.
(7)	Period from December 20, 2007 to August 31, 2008.

(8)	Period from November 28, 2007 to August 31, 2008.

(9)	Period from April 1, 2008 to August 31, 2008.

(10)	Period from December 20, 2010 to February 28, 2011.

(11)	Period from June 4, 2008 to August 31, 2008.

(12)
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(13)	Period from October 8, 2008 to August 31, 2009. Organization expense, which is a nonrecurring expense, is included in ratios on a non-annualized basis.

(14)	Period from April 6, 2009 to August 31, 2009.

(15)	Period from May 27, 2009 to August 31, 2009.

(16)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

(17)	Period from June 9, 2008 to August 31, 2008.

(18)	Period from March 8, 2010 to August 31, 2010.

(19)	Period from May 10, 2010 to August 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

^^
After utilization of the Line of Credit by International Institutional and Multi-Cap Opportunities and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, or had the Fund not utilized the Line of Credit, the annualized ratio of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2011	2010		2009		2008		2007		2006
International Institutional Fund Institutional Class	1.27%	1.24%		1.26%		1.11%		1.12%		1.20%
Multi-Cap Opportunities Fund Institutional Class	1.31%	1.95	%(1)	5.67	%(4)	2.33	%(4)	2.31	%(3)(4)	—
Multi-Cap Opportunities Fund Class A	1.66%	3.18	%(2)	—		—		—		—
Multi-Cap Opportunities Fund Class C	2.60%	6.43	%(2)	—		—		—		—

(1)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(2)	Period from December 21, 2009 to August 31, 2010.

(3)	Period from November 2, 2006 to August 31, 2007.

(4)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

Notes to Financial Highlights (Unaudited) (cont'd)

§
After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management, as applicable. Had a Fund not made such reimbursements or had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2011	2010	2009	2008	2007	2006
Focus Fund Advisor Class	—	1.39%	—	—	—	—
Genesis Fund Institutional Class	—	—	—	—	—	.84%
Guardian Fund Advisor Class	1.36%	—	—	—	—	—
International Fund Investor Class	—	—	—	—	—	1.24%
International Fund Trust Class	—	—	—	—	—	1.32%
Mid Cap Growth Fund Advisor Class	1.36%	1.48%	—	—	—	—
Partners Fund Institutional Class	—	.68%	—	—	.64%	—
Socially Responsive Institutional Class	.74%	—	—	—	—	—

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

ØØ
Redemption fees are charged on Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Ø
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2006 for Partners, for the year ended August 31, 2007 for International Large Cap and Mid Cap Growth, for the period ended August 31, 2008 for Equity Income, International Large Cap, Real Estate, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2009 for Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2010 for Emerging Markets Equity, Equity Income, Focus, Multi-Cap Opportunities, Partners, Real Estate, and Regency, and for the six months ended February 28, 2011 for International.

##
On August 15, 2008, Genesis acquired all of the net assets of Neuberger Berman Fasciano Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Fasciano (acquired fund) prior to the merger date.

###
On April 9, 2009, Large Cap Disciplined Growth (formerly, Neuberger Berman Century Fund) acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Large Cap Disciplined Growth (acquired fund) prior to the merger date.

@@
Subsequent to August 31, 2007, Genesis received notification that a substantial portion of a special cash dividend received from one of its investments, which was recorded as dividend income in the 2007 financial statements, represented a non-taxable return of capital to Genesis. The reclassification had no impact on the total or per share net assets of Genesis, but resulted in a decrease of $62,516,000 in net investment income (loss), an increase of $2,354,000 in net realized gain (loss) on investments and an increase of $60,162,000 in change in unrealized appreciation (depreciation) of investments, for that year. The financial highlights for each class of shares for the year ended August 31, 2007, have been updated to reflect the revised recharacterization. The impact on the financial highlights for each class was a reclassification of $0.21, $0.32, $0.18 and $0.26 per share for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively, and a decrease in the Ratio of Net Investment Income (Loss) to Average Net Assets of 0.57%, 0.61%, 0.59% and 0.54% for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively.

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:
Please contact your investment provider

For Trust Class, Advisor Class, and Institutional Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services
800.366.6264

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 14, 2010, the Board, including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman LLC ("Neuberger") in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board considered the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by each Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Funds and by other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems.

The Board considered the performance of each Fund, relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer groups and/or relevant market indices, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve each Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for certain classes of each Fund. The Board noted that certain classes of certain Funds also have voluntary limits which further reduce Fund expenses. The Board noted that Management has incurred a loss in previous years on Neuberger Berman Emerging Markets Fund, Neuberger Berman Equity Income Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as to certain of the Funds. The Board compared the fees charged to each Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels.

The Board also considered changes in management, staffing, resources and operations accompanying the separation of the Neuberger Berman entities from the Lehman Brothers Holdings Inc. bankruptcy estate.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's and Neuberger's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on December 10, 2009, the Board, including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Intrinsic Value Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman LLC ("Neuberger") and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Fund. The Board also considered the performance of the unregistered fund that was the Fund's predecessor and that was managed by the same portfolio managers as the Fund using similar investment objectives, policies and strategies as the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management and the contractual limits on Fund expenses undertaken by Management for the Fund. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." The Board compared the fees charged to the Fund to the fees charged to separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such separate accounts and determined that the differences in fees were consistent with the management and other services provided. The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

I0134 04/11

Neuberger Berman
Equity Funds

Institutional Class Shares

Large Cap Value Fund

Semi-Annual Report
February 28, 2011

Contents

THE FUND
PORTFOLIO COMMENTARY	1

FUND EXPENSE INFORMATION	7

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	9

FINANCIAL STATEMENTS	12

FINANCIAL HIGHLIGHTS/PER SHARE DATA	20

Directory	22
Proxy Voting Policies and Procedures	23
Quarterly Portfolio Schedule	23
Board Consideration of the Management and Sub-Advisory Agreements	23

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund Institutional Class generated a 26.70% total return for the six months ended February 28, 2011, outperforming its benchmark, the Russell 1000® Value Index, which provided a 26.30% return for the period.

The equity market experienced a strong rally over the past six months, with cyclical areas leading as signs of economic recovery continued to encourage investors. Within the index, leading sectors included Materials, Consumer Discretionary, Industrials and Information Technology. Energy was the standout performer for the period, however, with oil prices rising to more than $100 per barrel on both strong demand and unrest in the Middle East and Northern Africa. Although all index sectors posted positive results during the reporting period, Utilities, Consumer Staples, Telecommunication Services and Health Care—traditionally defensive areas—were relatively weak.

The Fund benefited from the market’s strength, outperforming on strong stock selection in Financials, Consumer Discretionary and Health Care, as well as a marginal overweight in Energy and an underweight in the relatively weak Consumer Staples sector. While the portfolio outperformed the index overall, holdings within Industrials, Information Technology and Materials were areas of relative weakness versus the index.

The Energy sector contained four of our best stocks this period. Top contributors included Denbury Resources, Range Resources, Occidental Petroleum and Exxon Mobil. Denbury Resources, an investment in enhanced oil recovery, is a company we like on a long-term basis. The stock benefited significantly this period as oil prices rose. Range Resources, a low-cost natural gas producer with assets in some of the best shale regions, also appreciated dramatically this period. The market’s concern over of the impact of low natural gas prices hurt this stock’s performance early in 2009, but Range’s strong production volume growth has positively surprised the market and our patience paid off. We reduced our holding percentage after the stock price began to more fully reflect the value of the underlying assets, in favor of other opportunities within Energy. Occidental Petroleum, another enhanced oil recovery story and large holding, performed well on multiple fronts. The company is a low cost producer that had a big oil discovery in California. Exxon Mobil also benefited from the rise in oil prices.

Brinker International, the owner of Chili’s restaurants, was another strong contributor this period, adding to Fund outperformance in Consumer Discretionary stocks. With an increase in year-over-year results and ongoing efficiency programs, we believe Brinker has a great cash flow story and a disciplined management team that is managing the cash flow well. The stock advanced as investors began to recognize the value of the cash flows in terms of buyback and dividend programs, so we pared our position back somewhat this period.

In Industrials, Deere & Co. was a strong performer and important contributor to returns. The Fund underperformed the index in this sector, however, primarily because we did not own GE for the majority of this period. GE performed very well over the past six months and is a large component of the Russell 1000 Value Index.

1

The Fund also underperformed the benchmark in Information Technology, with Hewlett-Packard trailing the overall sector. Although revenues are improving, Hewlett-Packard has been struggling with Wall Street’s perceptions on issues facing its new management team. We believe there is a valuation case to be made, but as the eventual catalyst for turning analyst perceptions about company management remains unclear, we are closely scrutinizing our position in the stock.

As always, we continue to seek what we consider attractive companies that offer compelling values. We currently prefer U.S. companies, with select multinationals providing exposure to faster-growth regions. As we add names to the portfolio, we are also seeking businesses that could potentially benefit from a lessening of capacity in the overall economic system.

In our opinion, large-cap U.S. stocks are the most attractively valued asset in the marketplace today, especially compared with bonds in terms of yield. Historically, equities have also served as one of the best hedges against the possibility of rising inflation after an extended period of low interest rates. While political activity in the Middle East, the threat of inflation, and monetary tightening in China and other countries remind us that the world can be a volatile place for investors, we think current valuations have discounted these risks. We believe, even considering recent uncertainty, that the market is attractive at current valuations.

Sincerely,

David Levine
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Large Cap Value Fund is invested in a wide array of stocks, and no single holding makes up a significant portion of the Fund’s total assets.

2

The performance data includes the performance of the Fund’s oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. See note 6 for information about the effects of the different fees paid by each class.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2010 was 15.26% for Institutional Class (prior to any fee waivers and/or expense reimbursements). The expense ratio net of waivers and/or reimbursements was 0.76% for Institutional Class. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2014 for Institutional Class shares.

3

Endnotes

1
“Total Return” includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

2
Please see “Glossary of Indices” on page 6 for a description of the index. Please note that the index does do not take into account any fees and expenses or tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Neuberger Berman Management LLC (“Management”) and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described index or may not invest in all securities included in the described index.

3
Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Fund through 8/31/2014, so that the total annual operating expenses of that class are limited to 0.75% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Institutional Class will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.75% of average net assets. Any such repayment must be made within three years after the year in which Management incurred the expense. Absent such foregone fees and/or expense reimbursements, the performance of the Fund's Institutional Class would have been lower.

4	The Fund was relatively small during the periods shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

5	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

6
During the period from November 2, 2006 through April 19, 2010, the Fund’s Trust Class had only one investor, which could have impacted Fund performance. The inception date for the Fund’s Institutional Class was April 19, 2010, and the Fund has had only one investor since. Performance shown for Institutional Class prior to that date is that of the Trust Class, which had an inception date of

4

November 2, 2006. The Trust Class converted into the Institutional Class and ceased operations on April 19, 2010. The Trust Class had moderately higher expenses and therefore typically slightly lower returns than Institutional Class.

For more complete information on any of the Neuberger Berman Equity Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

5

Glossary of Indices

Russell 1000® Value Index:
Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth rates. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization and current index membership). The Russell 1000 Index represents approximately 90% of the U.S. market.

Please note that the index does not take into account any fees and expenses or tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the index.

6

Information About Your Fund’s Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2011 and held for the entire period. The table illustrates the fund’s costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transactional costs. Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Information As of 2/28/11 (Unaudited)

Neuberger Berman Equity Funds

	Actual			Hypothetical (5% annual return before expenses) **
	Beginning Account Value 9/1/10	Ending Account Value 2/28/11	Expenses Paid During the Period* 9/1/10 - 2/28/11	Beginning Account Value 9/1/10	Ending Account Value 2/28/11	Expenses Paid During the Period* 9/1/10 - 2/28/11
Large Cap Value Fund
Institutional Class	$1,000.00	$1,267.00	$4.22	$1,000.00	$1,021.08	$3.76

*Expenses are equal to the annualized expense ratio of .75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

8

Schedule of Investments Large Cap Value Fund
(UNAUDITED)

TOP TEN EQUITY HOLDINGS
1	J.P. Morgan Chase	5.1%
2	Occidental Petroleum	4.1%
3	Pfizer Inc.	4.1%
4	Exxon Mobil	3.6%
5	Deere & Co.	2.9%
6	Amgen Inc.	2.7%
7	Denbury Resources	2.5%
8	Comcast Corp. Class A Special	2.4%
9	Bank of America	2.3%
10	Range Resources	2.3%

	Number of Shares	Value† (000's)

Common Stocks (96.5%)

Aerospace & Defense (3.1%)
Boeing Co.	210	$15
Lockheed Martin	186	15
		30
Beverages (2.1%)
Coca-Cola	167	11
Dr. Pepper Snapple Group	249	9
		20
Biotechnology (3.2%)
Amgen Inc. *	495	26
Gilead Sciences *	136	5
		31
Capital Markets (4.1%)
Bank of New York Mellon	367	11
Goldman Sachs Group	55	9
State Street	419	19
		31
Chemicals (0.5%)
Air Products & Chemicals	55	5

Commercial Banks (4.3%)
PNC Financial Services Group	224	14
U.S. Bancorp	258	7
Wells Fargo	630	20
		41
Commercial Services & Supplies (1.2%)
Covanta Holding	722	12

Computers & Peripherals (1.2%)
Hewlett-Packard	264	12

Containers & Packaging (1.2%)
Crown Holdings *	312	12

Diversified Financial Services (8.1%)
Bank of America	1,561	22
Citigroup Inc. *	1,070	5
CME Group	6	2
J.P. Morgan Chase	1,047	49
		78
Diversified Telecommunication Services (2.6%)
AT&T Inc.	668	19
Verizon Communications	160	6
		25
Electric Utilities (3.6%)
Entergy Corp.	242	$17
NextEra Energy	321	18
		35
Electronic Equipment, Instruments & Components (0.7%)
Corning Inc.	317	7

Energy Equipment & Services (2.8%)
McDermott International *	439	10
Schlumberger Ltd.	185	17
		27
Food & Staples Retailing (1.2%)
Wal-Mart Stores	220	11

Food Products (0.5%)
General Mills	137	5

Health Care Equipment & Supplies (3.1%)
Boston Scientific *	434	3
Covidien PLC	410	21
Medtronic, Inc.	146	6
		30
Health Care Providers & Services (1.5%)
Aetna Inc.	141	5
UnitedHealth Group	206	9
		14
Hotels, Restaurants & Leisure (0.9%)
Brinker International	390	9

Household Durables (0.2%)
NVR, Inc. *	3	2

Household Products (0.5%)
Colgate-Palmolive	59	5

Industrial Conglomerates (0.1%)
General Electric	43	1

Insurance (8.0%)
Lincoln National	236	7
MetLife, Inc.	451	21
Prudential Financial	135	9
Reinsurance Group of America	343	21
Travelers Cos.	309	19
		77
Internet Software & Services (0.4%)
Yahoo! Inc. *	239	4

IT Services (1.5%)
IBM	85	14

Leisure Equipment & Products (1.5%)
Mattel Inc.	544	14

Machinery (4.6%)
Caterpillar Inc.	21	2
Deere & Co.	311	28
Ingersoll-Rand PLC	312	14
		44
Media (5.9%)
Comcast Corp. Class A Special	957	23
Omnicom Group	220	11
Regal Entertainment Group Class A	656	$10
Time Warner	334	13
		57
Metals & Mining (1.4%)
Freeport-McMoRan Copper & Gold	126	7
United States Steel	109	6
		13
Multi-Utilities (0.2%)
Dominion Resources	40	2

Multiline Retail (0.9%)
Target Corp.	177	9

Office Electronics (0.6%)
Xerox Corp.	585	6

Oil, Gas & Consumable Fuels (14.1%)
Apache Corp.	72	9
Cabot Oil & Gas	157	7
Denbury Resources *	980	24
Exxon Mobil	404	35
Occidental Petroleum	387	39
Range Resources	410	22
		136
Pharmaceuticals (4.8%)
Johnson & Johnson	109	7
Pfizer Inc.	2,040	39
		46
Road & Rail (1.7%)
Norfolk Southern	230	16
Software (2.3%)
Microsoft Corp.	539	15
Symantec Corp. *	410	7
		22
Specialty Retail (1.1%)
Chico's FAS	743	10

Tobacco (0.8%)
Philip Morris International	119	7
Total Common Stocks
(Cost $732)		928

Short-Term Investments (1.2%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $12)	11,596	12

Total Investments## (97.7%)
(Cost $744)		940

Cash, receivables and other assets, less liabilities (2.3%)		22
Total Net Assets (100.0%)		$962

See Notes to Schedule of Investments	9

Notes to Schedule of Investments (Unaudited)

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by Neuberger Berman Large Cap Value Fund (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund’s daily calculated net asset value (“NAV”) per share.

For equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Fund’s Board of Trustees (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of

See Notes to Financial Statements	10

Notes to Schedule of Investments (Unaudited) cont’d

Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of February 28, 2011:

Asset Valuation Inputs (000’s omitted)	Level 1	Level 2		Level 3	Total
Investments:
Common Stocks^	$928	$	$—	$—	$928
Short-Term Investments	—		12	—	12
Total Investments	$928		$$12	$—	$940

^	The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the six months ended February 28, 2011.

##
At February 28, 2011, the cost of investments for U.S. federal income tax purposes was $747,000. Gross unrealized appreciation of investments was $196,000 and gross unrealized depreciation of investments was $3,000, resulting in net unrealized appreciation of $193,000, based on cost for U.S. federal income tax purposes.

*	Security did not produce income during the last twelve months.

See Notes to Financial Statements	11

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

LARGE CAP VALUE FUND
Assets	February 28, 2011

Investments in securities, at value * (Note A)-see Schedule of Investments:
Unaffiliated issuers	$940
Dividends and interest receivable	2
Receivable for securities sold	16
Receivable from Management-net (Note B)	63
Total Assets	1,021

Liabilities

Payable for securities purchased	21
Payable to investment manager (Notes A & B)	1
Accrued expenses and other payables	37
Total Liabilities	59
Net Assets at value	$962

Net Assets consist of:

Paid-in capital	$1,778
Undistributed net investment income (loss)	7
Accumulated net realized gains (losses) on investments	(1,019)
Net unrealized appreciation (depreciation) in value of investments	196
Net Assets at value	$962

Net Assets
Institutional Class	$962
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	92
Net Asset Value, offering and redemption price per share
Institutional Class	$10.43

* Cost of Investments:

Unaffiliated issuers	$744

See Notes to Financial Statements	12

Statement of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)
LARGE CAP VALUE FUND
For the Six Months Ended
February 28, 2011
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$12
Interest income-unaffiliated issuers	—
Total income	$12
Expenses:
Investment management fees (Notes A & B)	4
Administration fees (Note B)	—
Administration fees (Note B):
Institutional Class	1
Shareholder servicing agent fees:
Institutional Class	—
Audit fees	25
Custodian fees (Note B)	3
Legal fees	48
Registration and filing fees	35
Shareholder reports	4
Trustees' fees and expenses	26
Miscellaneous	1
Total expenses	147
Expenses reimbursed by Management (Note B)	(142)
Total net expenses	5
Net investment income (loss)	$7
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	131
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	167
Net gain (loss) on investments	298
Net increase (decrease) in net assets resulting from operations	$305

See Notes to Financial Statements	13

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)
	LARGE CAP VALUE FUND

	Six Months Ended February 28, 2011	Year Ended August 31, 2010
	(Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$7	$12
Net realized gain (loss) on investments	131	74
Change in net unrealized appreciation (depreciation) of investments	167	(95)
Net increase (decrease) in net assets resulting from operations	305	(9)
Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	—	(32)
Institutional Class	(11)	—
From Fund Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions:
Trust Class	—	32
Institutional Class	11	—
Conversion of Trust Class (Note E)
Trust Class	—	(1,400)
Institutional Class	—	1,400
Payments for shares redeemed:
Institutional Class	(550)	—
Net increase (decrease) from Fund share transactions	(539)	32
Net Increase (Decrease) in Net Assets	(245)	(9)
Net Assets:
Beginning of period	1,207	1,216
End of period	$962	$1,207
Undistributed net investment income (loss) at end of period	$7	$11

See Notes to Financial Statements	14

Notes to Financial Statements Equity Funds (Unaudited)

Note A – Summary of Significant Accounting Policies:

1
General: Neuberger Berman Equity Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of June 24, 2009.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended.  The Fund is a separate operating series of the Trust and is diversified. On April 19, 2010, the Trust Class shares converted into the Institutional Class shares of the Fund. During the six months ended February 28, 2011, the Fund only offered Institutional Class shares. As of March 2, 2011, the Fund also offers Class A and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3
Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars.  Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities.  Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes.  Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends.  Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.  Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis.  Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5
Income tax information: Each series of the Trust is treated as a separate entity for U.S. federal income tax purposes.  It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders.  To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of February 28, 2011, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

15

Notes to Financial Statements Equity Funds (Unaudited) cont’d

As determined on August 31, 2010, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and non-taxable dividend adjustments were reclassified at fiscal year-end.  These reclassifications had no effect on net income, NAV or NAV per share of the Fund.

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

Distributions Paid From:
Ordinary Income		Long –Term Capital Gain		Total
2010	2009	2010	2009	2010	2009
$31,594	$41,696	$-	$-	$31,594	$41,696

As of August 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$11,619	$-	$19,205	$(1,140,327)	$(1,109,503)

The differences between book basis and tax basis distributable earnings are primarily due to wash sales, capital loss carryforwards, and non-taxable distributions or adjustments to the prior period accumulated balances.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at August 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017	2018
$16,897	$298,580	$824,850

Under current law, the use of these losses to offset future gains may be limited.

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8
Expense allocation:  Certain expenses are applicable to multiple funds.  Expenses directly attributable to the Fund are charged to the Fund.  Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly.  Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government

16

Notes to Financial Statements Equity Funds (Unaudited) cont’d supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B – Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement.  The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement.  In addition, the Fund’s Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement.   Prior to April 19, 2010, the Fund’s Trust class paid Management an administration fee at the annual rate of 0.34% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement.  Management pays State Street a fee for all services received under the agreement.

Prior to April 19, 2010, for the Fund’s Trust Class, Management acted as agent in arranging for the sale of class shares without commission and bore advertising and promotion expenses. The Board had adopted a distribution plan (the “Plan”) with respect to this class, pursuant to Rule 12b-1 under the 1940 Act.  The Plan provided that, as compensation for administrative and other services provided to this class, Management’s activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management received from this class a fee at the annual rate of 0.10% of the Trust Class’ average daily net assets. Management received this amount to provide distribution and shareholder servicing for this class and paid a portion of it to institutions that provided such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.  The amount of fees paid by this class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plan complied with those rules.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Fund so that the total annual operating expenses of that class do not exceed the expense limitation as detailed in the following table. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Institutional Class will repay Management for fees and expenses forgone or reimbursed for that class (including fees and expenses forgone or reimbursed for Trust Class prior to April 19, 2010) provided that repayment does not cause its annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

17

Notes to Financial Statements Equity Funds (Unaudited) cont’d

During the six months ended February 28, 2011, there was no reimbursement to Management under this agreement. At February 28, 2011, contingent liabilities to Management under the agreement were as follows:

		Expenses Deferred In Fiscal Period Ending August 31,
Contractual Expense Limitation(1)	Expiration	2008	2009	2010	2011
		Subject to Repayment until August 31,
		2011	2012	2013	2014

.75%(2)	8/31/14	$110,529	$258,534	$187,742(3)	$142,064

(1)	Expense limitation per annum of the class’ average daily net assets.
(2)	Prior to April 19, 2010, the contractual expense limitation was 1.00% for Trust Class.
(3)
On April 19, 2010, the Fund’s Trust Class was converted into the Fund’s Institutional Class. The financial information of the Fund’s Institutional Class includes the financial information of Trust Class shares. From the period September 1, 2009 to April 18, 2010, there was $107,991 of expenses deferred by the Trust Class.  From April 19, 2010 to August 31, 2010 there was $79,751 of expenses deferred by the Institutional Class.

Neuberger Berman LLC (“Neuberger”) is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On May 4, 2009, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of senior management of Neuberger Berman Group LLC (“NBG”) and its consolidated subsidiaries (NBG, and together with its consolidated subsidiaries “NB Group”) acquired a majority interest in the business conducted by Management and Neuberger, as well as the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.’s Investment Management Division (together with Management and Neuberger, the “Acquired Businesses”) (the “Acquisition”). Prior to that date, Neuberger and the predecessor in interest of Management were indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. (“LBHI”). On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign).

Through NBSH, portfolio managers, NB Group’s management team, and certain of its key employees and senior professionals now indirectly own 52% of the voting equity of NBG. LBHI and certain affiliates of LBHI own the remaining 48% of NBG’s voting equity. The closing of the Acquisition resulted in an “assignment” of the Fund’s Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Trustees who are not “interested persons” of the Fund’s investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund’s shareholders.

These events did not have a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

Prior to April 19, 2010, the Fund’s Trust Class had a distribution agreement with Management. Management received no commissions for sales or redemptions of shares of beneficial interest of that share class, but received fees from the Trust Class under the Trust Class’ Plan, as described above. Under the Institutional Class distribution agreement, Management receives no commissions for sales or redemptions of beneficial interest of that share class.

Other non-affiliated service provider: The Fund has an expense offset arrangement in connection with its custodian contract.  For the six months ended February 28, 2011, there was no reduction of expenses under this arrangement.

18

Notes to Financial Statements Equity Funds (Unaudited) cont’d

Note C – Securities Transactions:

During the six months ended February 28, 2011, there were purchase and sale transactions (excluding short-term securities) of $277,768 and $815,758, respectively.

During the six months ended February 28, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D – Fund Share Transactions:

Share activity for the six months ended February 28, 2011 and for the year ended August 31, 2010 was as follows:

For the Six Months Ended February 28, 2011
(000’s omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class Shares	Shares Redeemed	Total
Institutional Class	—	1	—	(55)	(54)

For the Year Ended August 31, 2010
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class Shares	Shares Redeemed	Total
Trust Class	—	4	(146)	—	(142)
Institutional Class	—	—	146	—	146

Note E – Share Class Conversion:

On April 19, 2010, Trust Class shares of the Fund converted into Institutional Class shares of the Fund pursuant to a share class conversion (“Conversion”). The Conversion was accomplished by a tax-free conversion of 145,505 Trust Class shares of the Fund (valued at $1,400,420) into 145,505 Institutional Class shares of the Fund. The number of Institutional Class shares of the Fund outstanding immediately after the Conversion was 145,505. The net assets of Institutional Class shares of the Fund immediately after the Conversion were $1,400,420.

Note F – Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Large Cap Value Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Institutional Class‡‡
	Six Months Ended February 28,	Year Ended August 31,			Period from November 2, 2006^ to August 31,
	2011	2010	2009	2008	2007
	(Unaudited)

Net Asset Value, Beginning of Period	$8.30	$8.57	$10.04	$10.93	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.05	.08	.19	.24	.21
Net Gains or Losses on Securities (both realized and unrealized)	2.16	(.13)	(1.52)	(.62)	.88
Total From Investment Operations	2.21	(.05)	(1.33)	(.38)	1.09
Less Distributions From:
Net Investment Income	(.08)	(.22)	(.14)	(.24)	(.16)
Net Capital Gains	—	—	—	(.27)	—
Total Distributions	(.08)	(.22)	(.14)	(.51)	(.16)
Net Asset Value, End of Period	$10.43	$8.30	$8.57	$10.04	$10.93
Total Return††	26.70%**	(.71%)§	(13.01%)	(3.68%)	10.87%	**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$1.0	$1.2	$1.2	$4.8	$7.1
Ratio of Gross Expenses to Average Net Assets#	.75%*	.92%	1.03%	1.01%	1.00%	*
Ratio of Net Expenses to Average Net Assets‡	.75%*	.92%	1.03%	1.01%	1.00%	*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.03%*	.93%	2.39%	2.24%	2.37%	*
Portfolio Turnover Rate	23%**	52%	94%	53%	42%	**

See Notes to Financial Highlights	20

Notes to Financial Highlights Equity Funds (Unaudited)

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested.  Results represent past performance and do not guarantee future results.  Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost.  Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

‡‡
On April 19, 2010, the Fund’s Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund’s Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

§
During the period from September 1, 2009 through April 19, 2010, the Fund’s Trust Class had only one investor, which could have impacted Fund performance. On April 19, 2010, the Fund’s Trust Class was converted into the Fund’s Institutional Class and the Fund had only one Institutional Class investor, which could have impacted performance. The total return of the Fund’s Institutional Class includes the performance of the former Trust Class.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡
After reimbursement of expenses and/or waiver of the investment management fees by Management.  Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended February 28,	Year Ended August 31,			Period Ended August 31,
2011(2)	2010(2)	2009(2)	2008(2)	2007(2)
22.74%	15.47%(3)	15.05%	2.58%	2.54%(1)

(1)	Period from November 2, 2006 to August 31, 2007.

(2)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

(3)
On April 19, 2010, the Fund’s Trust Class was converted into the Fund’s Institutional Class. The financial information of the Fund’s Institutional Class includes the financial information of Trust Class shares.

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

21

Directory

	Investment Manager, Administrator and Distributor	For Institutional Class Shareholders
	Neuberger Berman Management LLC	Address correspondence to:
	605 Third Avenue, 2nd Floor	Neuberger Berman Management LLC
	New York, NY 10158-0180	605 Third Avenue, Mail Drop 2-7
	800.877.9700 or 212.476.8800	New York, NY 10158-0180
	Intermediary Client Services 800.366.6264	Attn: Intermediary Support Services
800.366.6264
Sub-Adviser
	Neuberger Berman LLC	Legal Counsel
	605 Third Avenue	K&L Gates LLP
	New York, NY 10158-3698	1601 K Street, NW
Washington, DC 20006
Custodian and Shareholder Servicing Agent
	State Street Bank and Trust Company	Independent Registered Public Accounting Firm
	2 Avenue de Lafayette	Ernst & Young LLP
	Boston, MA 02111	200 Clarendon Street
Boston, MA 02116

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 14, 2010 the Board, including the Trustees who are not “interested persons” of Management (including its affiliates) or Neuberger Berman Equity Funds (“Independent Fund Trustees”), approved the continuance of the Management and Sub-Advisory Agreements (“Agreements”) for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman LLC (“Neuberger”) in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations.  The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger.  The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements.  They met with such counsel separately from representatives of Management to discuss the annual contract review.  The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.  In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; and (3) the costs of the services provided and the profits or losses realized by Management and its affiliates from their relationship with the Fund; and (4) whether the overall fee structure reflected in the Agreements for the Fund was appropriate.  In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Fund.  The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight.  The Board also considered Management’s and Neuberger’s policies and practices regarding brokerage and allocation of portfolio transactions for the Fund.  The Board considered the quality of brokerage execution obtained by Management.  The Board’s Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger.  In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems.

23

The Board considered the quarterly performance information for the Fund received throughout the year in comparison to a relevant market index.  The Board also considered performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager(s).  The Board discussed with Management the Fund’s performance and steps that Management had taken, or intended to take, to improve the Fund’s performance.  The Board also considered Management’s resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered that the Fund has a relatively small amount of assets.

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for the Fund.  The Board noted that Management incurred a loss in previous years on the Fund.  With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is “at cost.”

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund.  The Board noted that there were no such comparable advised or sub-advised funds.  The Board compared the fees charged to the Fund at various asset levels to the fees charged to such separate accounts.  The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and the separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund, and whether the Fund’s overall fee structure was appropriate under the circumstances.

The Board also considered changes in management, staffing, resources and operations accompanying the separation of the Neuberger Berman entities from the Lehman Brothers Holdings Inc. bankruptcy estate.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s profit or loss on the Fund for a recent period.  The Board also carefully examined Management’s cost allocation methodology.  The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management’s level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of the Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders.  In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management’s and Neuberger’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

24

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund.
This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.  Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

L0060 04/11

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Only required in the annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: April 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: April 19, 2011

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: April 19, 2011